                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM N-CSR


                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number: 811-08282


                             Loomis Sayles Funds I
--------------------------------------------------------------------------------
              (Exact name of Registrant as specified in charter)


            399 Boylston Street, Boston, Massachusetts       02116
--------------------------------------------------------------------------------
             (Address of principal executive offices)     (Zip code)


                          Coleen Downs Dinneen, Esq.
                   IXIS Asset Management Distributors, L.P.
                              399 Boylston Street
                          Boston, Massachusetts 02116
--------------------------------------------------------------------------------
                    (Name and address of agent for service)


Registrant's telephone number, including area code: (617) 449-2810


Date of fiscal year end: September 30


Date of reporting period: March 31, 2006

Item 1. Reports to Stockholders.

The Registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

[LOGO] LS LOOMIS SAYLES FUNDS

         Loomis Sayles Aggressive Growth Fund
         Loomis Sayles Small Cap Growth Fund
         Loomis Sayles Small Cap Value Fund
         Loomis Sayles Tax-Managed Equity Fund
         Loomis Sayles Value Fund


                    TABLE OF CONTENTS

                    Fund and Manager Review               1

                    Portfolio of Investments             14

                    Statements of Assets and Liabilities 33

                    Statements of Operations             35

                    Statements of Changes in Net Assets  37

                    Financial Highlights                 41

                    Notes to Financial Statements        47

         SEMIANNUAL REPORT
         MARCH 31, 2006 (Unaudited)

FUND AND MANAGER REVIEW

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

[PHOTO]

Phil Fine
Manager since February 1999
                          Manager since February 1999


 FUND FACTS
 SYMBOL | Institutional: LSAIX;
 Retail: LAGRX
 OBJECTIVE | Long-term capital growth from investments in common stocks or their equivalent
 STRATEGY | Invests primarily in common stocks or other equity securities (which may include securities offered in the secondary markets or in initial public offering) of companies with market capitalizations that fall within the capitalization range of the Russell Midcap Growth Index, although the Fund may invest in companies of any size
 FUND INCEPTION DATE | 12/31/96
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97;
 Retail: 1/2/97
 EXPENSE RATIO | Institutional: 1.00%;
 Retail: 1.25%
 TOTAL NET ASSETS | $53.1 million

PORTFOLIO REVIEW
The Fund generated a strong return for the six-month period ended March 31, 2006, significantly outpacing its Benchmark, the Russell Midcap Growth Index. Our stock selections in the financial services sector, which was overweighted relative to the Benchmark, accounted for the majority of the Fund's outperformance. In mid-October we began taking profits in some of the Fund's energy holdings, moving from a significant overweight to a close-to-neutral position. We used those profits to increase our holdings in the financial services sector. This swap helped performance, because the energy sector was weak during the period, while many of the Fund's financials stocks were strong.

Although our financial services holdings are a diverse group, our primary exposure is to the capital markets sector (Moody's Corporation, Chicago Mercantile Exchange, IntercontinentalExchange) and to commercial real estate services companies (CB Richard Ellis Group). We believe the capital markets names we selected may show increasing profitability as electronic trading becomes more prevalent and the industry consolidates. We also think the real estate services companies we selected should benefit from a worldwide cyclical upturn in commercial leasing and from a secular increase in real estate investing. Given the relatively flat yield curve, we avoided investing in banks.

Performance in the Fund's technology sector was broad-based, but driven primarily by company-specific fundamentals, with no broad theme or industry exposure leading the sector's outperformance. In particular, the Fund held strong performers in the semiconductor industry (Broadcom), Internet services (Akamai Technology) and communications equipment (F5 Networks).

The Fund's healthcare sector also displayed broad strength during the period, with solid performance from biotech, health services and medical device companies. However, the two common themes were cost containment and therapeutic innovation.

Our strategy is to invest in companies that we believe will show superior earnings growth, either because of company-specific events (e.g., a new product cycle) or because of increased operating leverage as the economic cycle unfolds. In addition, we have attempted to focus on a select number of high-confidence companies, industries, and sectors that we believe are undergoing a major transformation. Our biggest sector overweight remains financial services; in particular, we continue to focus on the demutualization of the stock and derivatives exchanges, which we think is an excellent example of transformational change.

Two sectors--energy and materials and processing--had an overall negative impact on Fund performance during the period. In the energy sector, stock selection added value, but our trading around the core positions generated mixed results. For example, in the fourth calendar quarter of 2005 we reduced the Fund's emphasis on energy, moved to a neutral weighting, and locked in attractive gains. In January 2006 we moved back to an overweighted position just in time to participate in the sector's correction. Materials stocks also weakened during the period, following their strong performance in the third calendar quarter of 2005. Again, we did not time our buys and sells particularly well.

The consumer discretionary segment remains the Fund's largest sector underweight. The headwinds to consumer spending--including rising interest rates, high energy prices and declining mortgage equity withdrawals--are well known and already discounted in share prices to some extent. Therefore, despite some near-term concerns, we continue to seek out attractive companies in this sector.

OUTLOOK
The economy continues to grow at a healthy pace, and it seems poised to deliver significant potential earnings growth. This level of earnings, combined with dividend distributions, may keep the market in good shape. However, in the short run, investors' fixation with predicting the end of the rate-hike cycle casts a conservative blanket on the market. Daily and monthly economic data take on tremendous influence, making it difficult for stocks to gain traction. We remain conservative on both economic growth and inflation prospects, and look forward to a more neutral Federal Reserve policy.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2006

                                                           SINCE
                       6 MONTHS*    1 YEAR    5 YEARS    INCEPTION
                       ----------------------------------------------

                       LOOMIS SAYLES AGGRESSIVE GROWTH: INSTITUTIONAL
                         19.37%     34.68%     2.61%       11.27%
                       ----------------------------------------------

                       LOOMIS SAYLES AGGRESSIVE GROWTH: RETAIL
                         19.22      34.28      2.35        10.97
                       ----------------------------------------------

                       RUSSELL MIDCAP GROWTH INDEX(c)
                         11.32      22.68      8.99         9.02
                       ----------------------------------------------

                       LIPPER MID-CAP GROWTH FUNDS INDEX(c)
                         12.88      24.88      6.31         7.27
                       ----------------------------------------------

 * Not annualized


CUMULATIVE PERFORMANCE

 INCEPTION TO MARCH 31, 2006(a)(b)

                                     [CHART]

                  Loomis Sayles                         Lipper Mid-Cap
                    Aggressive     Russell Midcap            Growth
                   Growth Fund     Growth Index(c)       Funds Index(c)
                  --------------   --------------       --------------
 12/31/1996        $100,000            $100,000             $100,000
  1/31/1997         106,200             104,425              102,559
  2/28/1997         102,897             102,125               95,742
  3/31/1997          96,301              96,355               88,460
  4/30/1997          97,399              98,714               87,694
  5/31/1997         106,194             107,560               99,115
  6/30/1997         107,193             110,537              103,291
  7/31/1997         118,094             121,117              109,599
  8/31/1997         115,390             119,935              109,295
  9/30/1997         125,694             126,005              117,120
 10/31/1997         122,891             119,696              110,561
 11/30/1997         119,094             120,954              108,793
 12/31/1997         122,643             122,542              111,341
  1/31/1998         116,241             120,336              109,235
  2/28/1998         125,529             131,650              118,513
  3/31/1998         129,796             137,168              124,650
  4/30/1998         133,210             139,031              125,192
  5/31/1998         127,229             133,312              117,895
  6/30/1998         133,743             137,084              123,318
  7/31/1998         126,909             131,211              115,110
  8/31/1998         101,184             106,169               90,293
  9/30/1998         112,173             114,200               99,709
 10/31/1998         119,756             122,608              103,376
 11/30/1998         120,714             130,879              111,232
 12/31/1998         136,793             144,433              125,581
  1/31/1999         138,120             148,763              131,815
  2/28/1999         135,358             141,488              121,576
  3/31/1999         173,623             149,368              130,243
  4/30/1999         182,478             156,174              135,585
  5/31/1999         189,230             154,165              135,021
  6/30/1999         214,000             164,928              145,904
  7/31/1999         212,331             159,676              143,907
  8/31/1999         224,709             158,017              143,178
  9/30/1999         222,058             156,671              147,358
 10/31/1999         278,017             168,785              160,386
 11/30/1999         326,280             186,265              180,504
 12/31/1999         407,361             218,517              218,156
  1/31/2000         418,767             218,473              214,410
  2/29/2000         569,397             264,402              268,144
  3/31/2000         517,127             264,674              249,271
  4/30/2000         468,207             238,982              216,387
  5/31/2000         421,058             221,561              196,935
  6/30/2000         480,680             245,071              227,537
  7/31/2000         469,240             229,552              218,099
  8/31/2000         555,392             264,171              246,622
  9/30/2000         550,894             251,256              234,769
 10/31/2000         466,717             234,060              215,786
 11/30/2000         349,384             183,197              170,662
 12/31/2000         384,532             192,844              182,963
  1/31/2001         352,770             203,859              185,448
  2/28/2001         275,443             168,598              157,630
  3/31/2001         235,972             144,469              140,906
  4/30/2001         274,412             168,550              159,484
  5/31/2001         261,652             167,757              160,799
  6/30/2001         253,671             167,846              160,171
  7/31/2001         228,355             156,526              151,747
  8/31/2001         199,422             145,181              141,579
  9/30/2001         158,880             121,187              121,159
 10/31/2001         174,339             133,926              127,905
 11/30/2001         192,383             148,344              138,410
 12/31/2001         194,730             153,983              144,414
  1/31/2002         188,051             148,983              138,891
  2/28/2002         169,076             140,537              131,985
  3/31/2002         183,143             151,263              140,305
  4/30/2002         173,528             143,255              135,640
  5/31/2002         162,284             138,980              131,115
  6/30/2002         146,818             123,643              119,334
  7/31/2002         132,166             111,630              106,464
  8/31/2002         130,051             111,242              105,195
  9/30/2002         125,369             102,404               98,659
 10/31/2002         130,409             110,336              103,634
 11/30/2002         140,255             118,972              109,789
 12/31/2002         123,621             111,784              103,299
  1/31/2003         122,100             110,686              101,767
  2/28/2003         121,050             109,724              100,196
  3/31/2003         121,522             111,767              101,629
  4/30/2003         130,661             119,377              108,758
  5/31/2003         145,190             130,863              117,751
  6/30/2003         145,306             132,730              119,594
  7/31/2003         153,037             137,473              124,311
  8/31/2003         166,978             145,044              130,425
  9/30/2003         160,416             142,231              126,049
 10/31/2003         176,121             153,694              135,937
 11/30/2003         177,406             157,806              139,169
 12/31/2003         173,184             159,529              139,883
  1/31/2004         180,094             164,796              143,417
  2/29/2004         176,456             167,561              145,395
  3/31/2004         180,444             167,241              145,360
  4/30/2004         178,098             162,519              140,749
  5/31/2004         186,540             166,354              143,814
  6/30/2004         193,573             169,002              147,273
  7/31/2004         177,177             157,809              136,810
  8/31/2004         171,667             155,864              134,440
  9/30/2004         181,624             161,683              140,191
 10/31/2004         185,601             167,167              144,334
 11/30/2004         198,018             175,800              152,357
 12/31/2004         206,691             184,222              159,511
  1/31/2005         200,780             179,291              154,357
  2/28/2005         207,165             183,831              156,350
  3/31/2005         199,354             181,145              153,235
  4/30/2005         188,230             173,978              145,854
  5/31/2005         201,369             183,942              154,505
  6/30/2005         206,464             187,362              158,041
  7/31/2005         217,716             198,294              167,139
  8/31/2005         217,476             197,083              166,616
  9/30/2005         224,936             199,635              169,525
 10/31/2005         220,684             193,760              164,815
 11/30/2005         235,956             204,271              173,726
 12/31/2005         238,551             206,512              174,788
  1/31/2006         260,689             218,879              186,792
  2/28/2006         255,944             216,185              185,179
  3/31/2006         268,511             222,226              191,357

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gain distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers and reimbursements, performance would be lower.

(a) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would be lower due to higher fees.
(b) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class. (c) See page 11 for a description of the indexes.

WHAT YOU SHOULD KNOW
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES SMALL CAP GROWTH FUND

[PHOTO]


                                  JOHN SLAVIK
                           Manager since April 2005

[PHOTO]

Mark F. Burns
Manager since January 2005
                                 MARK F. BURNS
                          Manager since January 2005

 FUND FACTS
 SYMBOL | Institutional: LSSIX;
 Retail: LCGRX
 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities
 STRATEGY | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of the 2,000 smallest US companies
 FUND INCEPTION DATE | 12/31/96
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97;
 Retail: 1/2/97
 EXPENSE RATIO | Institutional: 1.00%;
 Retail: 1.25%
 TOTAL NET ASSETS | $26.4 million

PORTFOLIO REVIEW
Favorable stock selection across most sectors enabled the Fund to outperform its Benchmark, the Russell 2000 Growth Index, for the six months ended March 31, 2006. Leading sectors included technology, financials and consumer discretionary--areas in which our stock selections drove performance. These sectors were home to the top three performers for the period. Although we generally build the Fund's sector positions from the bottom up, the Fund's weightings in technology and financials increased during the six-month period, while healthcare and producer durables decreased.

We took profits in financial holding CB Richard Ellis Group, a commercial real estate broker and the Fund's top performer for the six months ended March 31, 2006. The company is benefiting from the commercial real estate cycle, which is still in a relatively early stage. In addition, the company's market-share gains and operating leverage have helped it post strong earnings and generate solid cash flow.

Apparel company Guess, a consumer discretionary holding, also was among the leading performers for the six-month period. The company posted strong earnings growth due to the brand's re-emergence and to several management initiatives that have improved profitability. Technology holding Redback Networks, a communications equipment manufacturer, also was among the Fund's top three contributors to performance. The company increased its customer base with several large telecommunication companies that needed to upgrade their data and video-services networks.

The utilities sector was the only area showing a negative absolute contribution to the Fund's six-month return. The lone utilities stock owned by the Fund during the period was Alamosa Holdings, a Sprint wireless service affiliate, which we sold. Although the stock increased significantly since we purchased it, it did give back a small part of these gains during the fourth quarter of 2005.

Among individual holdings, Hudson Highland, SFBC and Universal American were the Fund's worst performers during the six-month period, and we sold each stock. Due to some customer concentration issues, the market has drastically reduced its earnings outlook for Hudson Highland, a staffing company. These earnings revisions severely weighed on the stock. SFBC, a clinical staffing company serving the pharmaceuticals industry, suffered stock setbacks when it announced a declining backlog. A federal investigation into one of the company's facilities also weakened the stock. Universal American, an insurance company we owned for its exposure to Medicare Part D, struggled when earnings faltered due to another business line.

OUTLOOK
Looking ahead, we believe the market has the potential to deliver returns in line with earnings growth. The economy continues to grow at a healthy rate, which may allow for brisk earnings growth. We think selected smaller companies have the potential to experience even faster growth. This level of earnings, combined with dividend payments, may keep the market vital. In the near term, though, investors' fixation with predicting the end of the interest-rate-hike cycle may increase market volatility. With shorter-than-usual time horizons, investors are basing decisions on daily and monthly economic data. We remain conservative toward economic growth and inflation prospects, and we look forward to a more neutral Federal Reserve policy.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2006

                                                           SINCE
                       6 MONTHS*    1 YEAR    5 YEARS    INCEPTION
                       ---------------------------------------------
                       LOOMIS SAYLES SMALL CAP GROWTH: INSTITUTIONAL
                         17.96%     33.10%      0.82%      4.24%
                       ---------------------------------------------

                       LOOMIS SAYLES SMALL CAP GROWTH: RETAIL
                         17.71      32.64       0.56       3.97
                       ---------------------------------------------

                       RUSSELL 2000 INDEX(c)
                         15.23      25.85      12.59       9.79
                       ---------------------------------------------

                       RUSSELL 2000 GROWTH INDEX(c)
                         16.20      27.84       8.59       5.39
                       ---------------------------------------------

                       LIPPER SMALL-CAP GROWTH FUNDS INDEX(c)
                         14.13      24.66       8.04       7.68
                       ---------------------------------------------

 * Not annualized


CUMULATIVE PERFORMANCE

 INCEPTION TO MARCH 31, 2006(a)(b)

                                     [CHART]

                                     Russell                        Lipper
                   Loomis Sayles      2000           Russell       Small-Cap
                    Small Cap        Growth           2000       Growth Funds
                   Growth Fund       Index(c)       Index(c)       Index(c)
                   -----------      ---------      ---------     ------------
 12/31/1996         $100,000        $100,000       $100,000       $100,000
  1/31/1997          102,600         102,498        101,998        102,319
  2/28/1997           94,997          96,308         99,525         94,931
  3/31/1997           85,099          89,512         94,829         88,083
  4/30/1997           83,499          88,476         95,093         86,771
  5/31/1997           97,101         101,774        105,673         98,809
  6/30/1997          102,801         105,225        110,201        104,095
  7/31/1997          111,097         110,617        115,329        110,360
  8/31/1997          112,996         113,936        117,968        112,113
  9/30/1997          125,494         123,028        126,603        121,548
 10/31/1997          116,697         115,639        121,041        115,333
 11/30/1997          115,401         112,882        120,258        112,727
 12/31/1997          119,429         112,945        122,363        111,226
  1/31/1998          115,523         111,439        120,432        109,575
  2/28/1998          128,081         121,277        129,337        118,434
  3/31/1998          133,88          126,364        134,671        123,791
  4/30/1998          132,089         127,139        135,416        124,691
  5/31/1998          121,007         117,902        128,123        115,867
  6/30/1998          132,817         119,107        128,393        119,262
  7/31/1998          119,734         109,161        117,999        110,288
  8/31/1998           92,722          83,962         95,086         86,200
  9/30/1998          103,691          92,475        102,527         90,810
 10/31/1998          107,808          97,298        106,709         94,390
 11/30/1998          121,305         104,846        112,299        102,066
 12/31/1998          141,770         114,334        119,249        112,299
  1/31/1999          145,881         119,477        120,833        115,014
  2/28/1999          136,705         108,547        111,046        103,947
  3/31/1999          147,149         112,413        112,780        108,645
  4/30/1999          148,518         122,341        122,886        112,888
  5/31/1999          145,770         122,534        124,681        113,503
  6/30/1999          167,607         128,989        130,319        124,127
  7/31/1999          162,645         125,000        126,743        123,688
  8/31/1999          167,395         120,325        122,053        121,954
  9/30/1999          176,568         122,646        122,079        126,375
 10/31/1999          199,239         125,788        122,574        133,743
 11/30/1999          220,339         139,088        129,892        150,618
 12/31/1999          271,920         163,603        144,596        180,988
  1/31/2000          266,971         162,080        142,274        179,104
  2/29/2000          363,481         199,791        165,769        231,579
  3/31/2000          315,393         178,789        154,840        213,402
  4/30/2000          290,067         160,738        145,522        187,021
  5/31/2000          250,821         146,663        137,041        171,731
  6/30/2000          280,568         165,609        148,987        201,975
  7/31/2000          251,782         151,416        144,193        188,834
  8/31/2000          293,980         167,343        155,196        209,143
  9/30/2000          284,602         159,030        150,634        198,786
 10/31/2000          256,740         146,121        143,910        183,871
 11/30/2000          190,475         119,590        129,137        152,559
 12/31/2000          222,551         126,908        140,228        166,052
  1/31/2001          212,470         137,180        147,529        171,112
  2/28/2001          165,408         118,376        137,849        149,206
  3/31/2001          140,894         107,613        131,106        134,714
  4/30/2001          166,734         120,788        141,362        149,258
  5/31/2001          162,132         123,586        144,837        153,303
  6/30/2001          166,072         126,956        149,838        157,168
  7/31/2001          142,639         116,125        141,727        148,407
  8/31/2001          126,550         108,873        137,150        139,621
  9/30/2001           99,126          91,306        118,688        117,830
 10/31/2001          110,575         100,090        125,633        126,465
 11/30/2001          118,990         108,445        135,359        136,265
 12/31/2001          123,702         115,196        143,714        144,519
  1/31/2002          117,752         111,098        142,219        140,149
  2/28/2002          103,045         103,908        138,322        131,668
  3/31/2002          109,444         112,939        149,439        142,433
  4/30/2002          105,405         110,496        150,801        138,675
  5/31/2002          100,357         104,035        144,108        133,112
  6/30/2002           91,716          95,213        136,958        123,221
  7/31/2002           78,692          80,579        116,273        105,745
  8/31/2002           77,795          80,542        115,977        105,592
  9/30/2002           71,284          74,724        107,648         99,188
 10/31/2002           75,889          78,504        111,099        103,420
 11/30/2002           80,267          86,286        121,014        112,083
 12/31/2002           72,297          80,336        114,276        104,595
  1/31/2003           69,940          78,153        111,114        101,833
  2/28/2003           69,045          76,069        107,756         98,659
  3/31/2003           68,368          77,221        109,144        100,694
  4/30/2003           75,554          84,529        119,492        109,016
  5/31/2003           83,970          94,055        132,316        120,133
  6/30/2003           85,658          95,867        134,710        124,204
  7/31/2003           91,611         103,115        143,139        131,466
  8/31/2003           98,913         108,653        149,702        138,438
  9/30/2003           96,440         105,903        146,938        135,037
 10/31/2003          104,415         115,051        159,278        147,289
 11/30/2003          107,892         118,802        164,930        151,211
 12/31/2003          103,631         119,334        168,276        151,426
  1/31/2004          111,040         125,603        175,587        158,511
  2/29/2004          106,665         125,408        177,161        157,915
  3/31/2004          106,217         125,994        178,812        156,824
  4/30/2004          101,618         119,670        169,696        149,160
  5/31/2004          104,870         122,050        172,397        152,272
  6/30/2004          109,023         126,111        179,657        156,613
  7/31/2004           99,025         114,792        167,560        142,796
  8/31/2004           94,757         112,320        166,699        138,170
  9/30/2004          100,594         118,531        174,525        146,064
 10/31/2004          101,942         121,411        177,960        150,159
 11/30/2004          107,784         131,674        193,396        160,674
 12/31/2004          113,399         136,406        199,120        167,766
  1/31/2005          111,494         130,261        190,812        161,416
  2/28/2005          113,512         132,049        194,044        164,605
  3/31/2005          110,254         127,096        188,490        159,074
  4/30/2005          104,532         119,007        177,695        150,187
  5/31/2005          111,943         127,398        189,325        160,140
  6/30/2005          117,216         131,517        196,628        165,737
  7/31/2005          124,847         140,710        209,085        175,850
  8/31/2005          123,161         138,727        205,209        172,813
  9/30/2005          124,393         139,826        205,852        173,752
 10/31/2005          118,783         134,659        199,461        167,867
 11/30/2005          125,850         142,283        209,144        176,867
 12/31/2005          125,511         142,071        208,188        176,718
  1/31/2006          140,446         155,775        226,857        191,121
  2/28/2006          138,873         154,945        226,232        190,374
  3/31/2006          146,765         162,475        237,208        198,307

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers and reimbursements, performance would be lower.

(a) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class would be lower due to higher fees. (b) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class. (c) See page 11 for a description of the indexes.

WHAT YOU SHOULD KNOW
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES SMALL CAP VALUE FUND

/s/ Joseph Katz
                          Manager since January 2000

[PHOTO]

Daniel Thelen
Manager since April 2000
                           Manager since April 2000


 FUND FACTS
 SYMBOL | Institutional: LSSCX;
 Retail: LSCRX; Admin: LSVAX
 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities
 STRATEGY | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index
 FUND INCEPTION DATE | 5/13/91
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/13/91;
 Retail: 1/2/97; Admin; 1/2/98
 EXPENSE RATIO | Institutional: 0.90%; Retail: 1.15%; Admin: 1.40%
 TOTAL NET ASSETS | $814.3 million

PORTFOLIO REVIEW
The Fund posted solid performance for the six-month period ended March 31, 2006, maintaining pace with its Benchmark, the Russell 2000 Value Index, in a market climate that strongly favored small-cap stocks. All sectors except utilities generated positive returns for the Fund. Our sector allocations were positive influences on relative performance, while stock selection was a slight negative. In particular, our technology and consumer discretionary stocks generally lagged the Benchmark. But good stock selection within the energy, basic materials and financial services sectors largely offset the negative influence of the laggards.

Within financial services, we found strength in the credit card processing, consumer finance, and real estate investment trust (REIT) areas, as opposed to more traditional banks and insurance companies. For example, Wright Express Corp., which provides payment processing and information management services for vehicle fleets, and Advanta Corp., an issuer of business credit cards, were the Fund's top financial services holdings.

Many basic materials companies continued to benefit from their ability to pass through higher costs of raw materials to end customers. A healthy commercial construction market also helped these companies. Chaparral Steel, a manufacturer of structural steel products and steel bars, was the Fund's top performer. Although the company has no formal Wall Street coverage yet, it has delivered very strong earnings during its short history as an independent entity. (Texas Industries spun it off in July 2005.) Chaparral clearly has benefited from the strong commercial construction environment and the ability to raise prices, as the steel supply remains relatively tight.

The Fund's second-best performer was Live Nation, another recent spin-off. We added this producer and promoter of music concerts and theatrical shows shortly after Clear Channel Entertainment made it a separate entity. The overhang of stock caused by the spin-off resulted in a large number of shares available at an attractive valuation, and we were able to build a position before the stock rose sharply in the first calendar quarter of 2006. Live Nation has announced a number of initiatives to create shareholder value, including monetizing certain real estate assets and increasing the company's presence in ticket and concession sales.

The Fund's utility stocks were marginally negative as a result of volatile prices in the natural gas market, which impacted a few of the Fund's holdings. Other lagging sectors included consumer staples and healthcare, as investors preferred more economically sensitive companies and sectors during the period.

Two of the Fund's strongest performers for the first nine months of 2005 reversed course late in the calendar year, leading to disappointing six-month performance. In addition to suffering from the overall weakness in energy stocks, Energy Partners Ltd., an oil and natural gas exploration and production company, declined due to a modest shortfall in some of its exploration efforts and a delay in production growth stemming from the 2005 hurricane season. Hudson Highland Group, a professional staffing and executive recruiting firm, surprised investors with a late-December reduction in its fourth-quarter earnings forecast, after raising its forecast for the year in late October. We reduced the fund's position in Energy Partners and eliminated the position in Hudson Highland.

OUTLOOK
The economy continues to grow at a healthy pace, and it seems poised to deliver potentially solid earnings growth. We believe this level of earnings, combined with dividend distributions, may keep the market vital. In the short run, though, investors' fixation with predicting the end of the rate-hike cycle casts a conservative blanket on the market. Daily and monthly economic data take on tremendous influence, making it difficult for stocks to gain traction. We remain conservative on both economic growth and inflation prospects, and look forward to a more neutral Federal Reserve policy.

We will continue to emphasize companies that appear to be positioned for strong performance as the economic cycle matures. We believe capital spending trends should improve, driven by strong corporate balance sheets and healthy cash flow across some economic sectors. Therefore, we have increased the Fund's position in the producer durables sector and decreased exposure to consumer discretionary stocks, given the headwinds of higher energy prices and a diminishing stimulus from mortgage-refinance activity. After realizing solid gains from many basic materials companies, we have also trimmed these holdings because relative return prospects seem less attractive.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2006

                                                      SINCE
                 6 MONTHS* 1 YEAR 5 YEARS 10 YEARS INCEPTION(a)
                 ----------------------------------------------
                 LOOMIS SAYLES SMALL CAP VALUE: INSTITUTIONAL
                   14.10%  23.22%  15.00%  13.75%     15.64%
                 ----------------------------------------------
                 LOOMIS SAYLES SMALL CAP VALUE: RETAIL(a)
                   13.94   22.88   14.71   13.47      15.46
                 ----------------------------------------------
                 LOOMIS SAYLES SMALL CAP VALUE: ADMIN(a)
                   13.77   22.55   14.43   13.11      15.09
                 ----------------------------------------------
                 RUSSELL 2000 VALUE INDEX(c)
                   14.26   23.77   16.24   14.03      15.31
                 ----------------------------------------------
                 RUSSELL 2000 INDEX(c)
                   15.23   25.85   12.59   10.15      12.16
                 ----------------------------------------------
                 LIPPER SMALL-CAP CORE FUNDS INDEX(b)(c)
                   13.48   23.93   13.40   11.28        N/A
                 ----------------------------------------------

 * Not annualized


CUMULATIVE PERFORMANCE

 INCEPTION TO MARCH 31, 2006(d)(e)


                                     [CHART]

          Loomis Sayles  Russell 2000                    Lipper Small-Cap
            Small Cap        Value     Russell 2000        Core Funds
            Value Fund   Index(a)(c)   Index(a)(c)       Index(a)(b)(c)
            ----------   -----------   -------------   -----------------
   5/91     $100,000      $100,000        $100,000
   5/91      102,200       104,691         104,767
   6/91       98,603        99,789          98,661
   7/91      106,402       102,381         102,123
   8/91      114,499       105,488         105,903
   9/91      114,602       105,611         106,733
  10/91      116,906       106,811         109,555
  11/91      114,007       102,477         104,488
  12/91      130,480       109,121         112,855             $100,000
   1/92      143,750       118,250         122,000              106,378
   2/92      151,800       123,890         125,558              109,427
   3/92      143,649       122,542         121,309              105,725
   4/92      136,337       120,845         117,059              102,146
   5/92      136,541       124,131         118,615              101,930
   6/92      124,635       120,111         113,006               98,333
   7/92      128,087       124,636         116,938              101,022
   8/92      123,912       122,207         113,638               99,368
   9/92      125,275       124,514         116,259               99,851
  10/92      129,246       127,420         119,954              103,578
  11/92      141,576       135,304         129,133              110,820
  12/92      147,621       140,915         133,632              115,026
   1/93      154,382       148,392         138,155              118,409
   2/93      150,832       148,985         134,964              115,704
   3/93      157,136       154,636         139,343              118,864
   4/93      153,129       150,920         135,518              114,981
   5/93      159,668       155,667         141,515              119,286
   6/93      160,466       157,142         142,398              120,206
   7/93      164,366       159,840         144,364              121,322
   8/93      173,192       166,089         150,600              124,960
   9/93      181,107       170,067         154,850              126,979
  10/93      186,033       173,958         158,836              129,668
  11/93      178,927       169,426         153,608              126,466
  12/93      184,062       174,415         158,860              130,135
   1/94      187,964       180,640         163,841              133,575
   2/94      185,107       180,117         163,248              133,322
   3/94      174,426       172,034         154,629              128,136
   4/94      172,473       173,729         155,548              127,918
   5/94      169,868       173,480         153,802              128,241
   6/94      165,825       168,954         148,579              124,078
   7/94      166,738       172,076         151,020              125,868
   8/94      174,558       178,849         159,435              131,665
   9/94      174,435       176,951         158,902              131,900
  10/94      173,267       173,713         158,274              132,587
  11/94      166,371       166,705         151,882              129,228
  12/94      168,800       171,722         155,963              130,347
   1/95      169,323       170,880         153,995              131,692
   2/95      175,893       177,203         160,401              136,935
   3/95      180,096       178,080         163,164              139,835
   4/95      180,619       183,375         166,792              142,185
   5/95      184,303       187,303         169,659              143,911
   6/95      189,298       193,703         178,461              149,643
   7/95      201,905       200,770         188,740              157,915
   8/95      211,617       206,735         192,645              163,166
   9/95      215,553       209,821         196,085              165,959
  10/95      204,387       201,441         187,316              160,089
  11/95      214,239       209,447         195,186              164,875
  12/95      222,958       215,935         200,336              170,421
   1/96      223,404       217,368         200,120              171,668
   2/96      234,619       220,775         206,358              177,751
   3/96      240,015       225,409         210,558              182,202
   4/96      254,272       231,559         221,817              194,772
   5/96      264,748       237,422         230,558              203,561
   6/96      258,500       234,619         221,091              194,317
   7/96      243,947       222,146         201,780              178,534
   8/96      256,168       231,784         213,495              187,634
   9/96      264,827       238,112         221,839              195,523
  10/96      268,720       240,873         218,420              191,863
  11/96      281,565       253,835         227,419              198,795
  12/96      290,856       262,075         233,380              202,304
   1/97      296,033       266,104         238,044              206,814
   2/97      292,185       268,630         232,272              201,403
   3/97      285,815       261,425         221,312              191,245
   4/97      283,129       265,269         221,929              191,297
   5/97      313,905       286,388         246,618              211,698
   6/97      328,627       300,881         257,187              223,668
   7/97      347,457       313,510         269,155              237,128
   8/97      354,719       318,487         275,313              242,928
   9/97      375,860       339,665         295,465              261,159
  10/97      364,021       330,430         282,485              250,761
  11/97      362,674       334,051         280,658              247,548
  12/97      366,409       345,374         285,570              247,282
   1/98      358,348       339,125         281,064              243,664
   2/98      383,720       359,627         301,846              261,855
   3/98      400,833       374,214         314,295              274,198
   4/98      399,070       376,063         316,034              276,836
   5/98      381,950       362,750         299,014              262,465
   6/98      377,023       360,701         299,643              261,524
   7/98      352,629       332,448         275,385              242,656
   8/98      292,224       280,384         221,911              195,759
   9/98      306,981       296,218         239,277              203,993
  10/98      323,128       305,014         249,036              212,366
  11/98      341,417       313,270         262,084              224,207
  12/98      362,449       323,093         278,302              238,290
   1/99      345,450       315,760         282,000              236,503
   2/99      321,061       294,201         259,160              217,184
   3/99      321,254       291,774         263,206              218,170
   4/99      347,436       318,410         286,791              232,906
   5/99      354,419       328,197         290,980              237,725
   6/99      370,794       340,080         304,138              251,463
   7/99      366,196       332,009         295,793              250,089
   8/99      354,001       319,873         284,846              240,919
   9/99      346,213       313,478         284,908              240,732
  10/99      342,820       307,205         286,062              242,827
  11/99      349,951       308,797         303,142              258,481
  12/99      363,774       318,285         337,458              286,363
   1/00      350,278       309,962         332,039              280,860
   2/00      375,043       328,907         386,870              320,461
   3/00      396,308       330,449         361,364              315,903
   4/00      397,140       332,405         339,619              298,337
   5/00      380,142       327,333         319,825              285,654
   6/00      392,611       336,897         347,705              310,851
   7/00      399,168       348,122         336,518              301,188
   8/00      424,116       363,686         362,194              328,020
   9/00      417,754       361,624         351,549              319,591
  10/00      425,524       360,340         335,856              309,977
  11/00      411,865       353,005         301,380              279,108
  12/00      448,109       390,935         327,263              306,218
   1/01      460,566       401,726         344,302              317,118
   2/01      448,776       401,171         321,711              296,974
   3/01      432,620       394,737         305,974              282,934
   4/01      456,414       413,008         329,910              305,475
   5/01      469,741       423,628         338,019              316,608
   6/01      488,061       440,673         349,691              326,398
   7/01      490,892       430,791         330,762              318,836
   8/01      485,198       429,298         320,079              309,914
   9/01      433,912       381,908         276,992              269,307
  10/01      449,186       391,883         293,202              285,306
  11/01      476,541       420,042         315,901              306,508
  12/01      510,233       445,759         335,399              328,037
   1/02      509,519       451,676         331,911              324,150
   2/02      513,900       454,426         322,814              315,495
   3/02      543,758       488,458         348,760              339,737
   4/02      545,226       505,653         351,938              341,406
   5/02      535,194       488,929         336,318              328,681
   6/02      517,319       478,104         319,631              310,271
   7/02      449,808       407,068         271,357              268,099
   8/02      457,140       405,259         270,666              269,520
   9/02      422,672       376,311         251,228              250,441
  10/02      429,773       381,972         259,283              259,342
  11/02      451,304       412,454         282,423              278,480
  12/02      442,730       394,831         266,698              264,951
   1/03      431,219       383,714         259,316              257,203
   2/03      421,904       370,815         251,481              249,172
   3/03      423,128       374,775         254,719              251,276
   4/03      457,867       410,373         278,871              272,199
   5/03      486,483       452,274         308,797              296,112
   6/03      496,748       459,937         314,386              302,929
   7/03      515,823       482,874         334,057              318,463
   8/03      535,373       501,216         349,373              332,265
   9/03      521,935       495,467         342,924              325,049
  10/03      565,204       535,868         371,722              350,592
  11/03      581,651       556,438         384,913              363,222
  12/03      595,611       576,561         392,722              373,322
   1/04      609,191       596,497         409,784              385,150
   2/04      621,009       608,047         413,458              391,852
   3/04      631,318       616,456         417,311              396,101
   4/04      609,474       584,576         396,035              382,487
   5/04      614,228       591,632         402,338              385,816
   6/04      641,561       621,681         419,282              402,286
   7/04      614,936       593,102         391,050              381,089
   8/04      623,730       598,920         389,041              377,755
   9/04      646,309       622,610         407,304              396,540
  10/04      652,578       632,282         415,322              403,034
  11/04      697,214       688,389         451,346              434,862
  12/04      725,661       704,820         464,706              441,891
   1/05      701,714       677,555         445,317              429,079
   2/05      716,450       691,009         452,860              439,104
   3/05      706,133       676,783         439,896              428,047
   4/05      671,391       641,872         414,704              404,934
   5/05      701,402       681,020         441,846              426,635
   6/05      727,284       711,135         458,889              441,175
   7/05      770,121       751,599         487,962              467,394
   8/05      756,798       734,343         478,915              463,075
   9/05      762,626       733,130         480,417              467,493
  10/05      743,712       714,716         465,500              453,141
  11/05      771,527       743,709         488,098              473,848
  12/05      770,987       738,000         485,868              475,286
   1/06      833,746       799,026         529,437              511,500
   2/06      836,497       798,972         527,979              508,119
   3/06      869,993       837,670         553,595              530,500
Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers and reimbursements, performance would be lower.

(a) Performance shown for periods prior to the inception date of the Retail Class (12/31/96) and Admin Class (1/02/98) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Classes. Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date. (b) The Lipper Small-Cap Core Funds Index performance data is not available prior to January 1, 1992. (c) See page 11 for a description of the indexes. (d) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes would be lower due to higher fees and expenses. (e) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.

WHAT YOU SHOULD KNOW
Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards.

FUND AND MANAGER REVIEW

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

[PHOTO]


                                 DAVID SOWERBY
                           Manager since August 2005

[PHOTO]

Mark Shank
Manager since June 2003

 FUND FACTS
 SYMBOL | LSCGX
 OBJECTIVE | Long-term capital growth
 STRATEGY | Invests at least 80% of net assets (plus any borrowings made for investment purposes) in equity securities and may invest in companies of any size; the Fund uses a tax-managed approach in an effort to minimize the effect of federal income tax
 FUND INCEPTION DATE | 10/1/95
 FUND REGISTRATION DATE | 3/7/97
 EXPENSE RATIO | 0.65%
 TOTAL NET ASSETS | $9.6 million

PORTFOLIO REVIEW
The Fund posted solid absolute and relative performance for the six-month period ended March 31, 2006. Strong stock selection in the industrials and technology sectors, along with our emphasis on materials (the best performing sector in absolute terms) accounted for the majority of the Fund's outperformance relative to its Benchmark, the Standard & Poor's 500 Index. Our strategy has been to overweight economically sensitive sectors of the market where we believe companies still have earnings leverage. Within these sectors, we focused on high-quality companies with accelerating business models.

From an industry perspective, the financial and industrial sectors had the greatest positive impact on Fund performance, due to their large portfolio weightings and strong returns from the stocks we selected. The Fund's largest sectors included financial and industrial companies. Global investment services holding Goldman Sachs Group made the greatest contribution to performance. The company reported higher-than-expected earnings, primarily stemming from strong capital markets activity. We increased the Fund's weighting in the financials sector by adding to existing positions and establishing a new position in property casualty reinsurer Everest Re Group, Ltd.

Within the industrials sector, energy services company GlobalSantaFe and Burlington Northern Santa Fe, a major railroad company, made the second- and third-greatest contributions to performance, respectively. Global SantaFe increased its future earnings estimates based on increased prices for its products and services. Burlington Northern benefited from better-than-expected earnings and continued economic growth.

The technology sector also made strong contributions to the Fund's performance, with Cisco Systems and Harris Corp. realizing attractive six-month gains.

The healthcare sector had the largest negative impact on the Fund's performance, primarily due to weak results from Kinetic Concepts and Guidant. Kinetic Concepts, which was among the greatest detractors to Fund performance, declined on competitive pressures. The Fund's energy sector also performed poorly for the period. In particular, the stock price of natural gas producer Devon Energy fell during the six-month period, along with natural gas prices.

Other individual stocks that hurt performance included chip maker Intel, which declined in price on weaker-than-expected earnings, largely due to the company's loss of market share to rival Advanced Micro Devices. We sold Intel in January.

OUTLOOK
We believe the economy should continue to grow at a healthy pace, and it seems poised to deliver potentially strong earnings growth. In our view, this level of earnings, combined with dividend distributions, should keep the market strong. However, in the short run, investors' fixation with predicting the end of the rate-hike cycle casts a conservative blanket on the market. Daily and monthly economic data take on tremendous influence, making it difficult for stocks to gain traction. We remain conservative on both economic growth and inflation prospects, and look forward to a more neutral Federal Reserve policy.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2006

                                              SINCE             SINCE
      6 MONTHS* 1 YEAR 5 YEARS 10 YEARS REGISTRATION(a)(b) INCEPTION(a)(b)
      --------------------------------------------------------------------

      LOOMIS SAYLES TAX-MANAGED EQUITY: INSTITUTIONAL
        6.95%   10.18%  4.11%   10.53%         9.30%            10.23%
      --------------------------------------------------------------------

      RETURN AFTER TAXES ON DISTRIBUTIONS (c)
        6.72     9.95   3.79     7.51          6.05              7.34
      --------------------------------------------------------------------

      RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(c)
        4.51     6.61   3.35     7.56          6.28              7.38
      --------------------------------------------------------------------

      S&P 500 INDEX(c)
        6.38    11.72   3.97     8.95          7.24              9.66
      --------------------------------------------------------------------

      LIPPER LARGE-CAP CORE FUNDS INDEX(c)
        7.20    12.69   3.15     7.77          6.42              8.40
      --------------------------------------------------------------------

 * Not annualized


CUMULATIVE PERFORMANCE

 REGISTRATION TO MARCH 31, 2006(d)

                                    [CHART]

             Loomis Sayles Tax-                            Lipper Large-Cap
            Managed Equity Fund   S&P 500 Index(b)(c)    Core Funds Index(b)(c)
            -------------------   ------------------     ----------------------
  3/7/1997     $25,000                 $25,000                $25,000
 3/31/1997      23,940                  23,973                 23,930
 4/30/1997      25,001                  25,404                 25,255
 5/31/1997      26,041                  26,951                 26,788
 6/30/1997      26,468                  28,158                 27,950
 7/31/1997      28,508                  30,399                 30,157
 8/31/1997      27,225                  28,696                 28,623
 9/30/1997      28,184                  30,267                 30,096
10/31/1997      27,268                  29,256                 29,168
11/30/1997      27,390                  30,611                 30,121
12/31/1997      27,062                  31,136                 30,668
 1/31/1998      27,503                  31,481                 30,971
 2/28/1998      29,533                  33,751                 33,166
 3/31/1998      31,012                  35,480                 34,806
 4/30/1998      31,629                  35,837                 35,159
 5/31/1998      30,725                  35,221                 34,559
 6/30/1998      31,674                  36,651                 36,200
 7/31/1998      31,918                  36,261                 35,908
 8/31/1998      27,261                  31,018                 30,534
 9/30/1998      29,998                  33,005                 32,051
10/31/1998      31,255                  35,690                 34,455
11/30/1998      32,755                  37,853                 36,505
12/31/1998      36,322                  40,035                 38,928
 1/31/1999      37,525                  41,709                 40,290
 2/28/1999      36,264                  40,412                 39,045
 3/31/1999      38,316                  42,029                 40,616
 4/30/1999      39,431                  43,657                 41,704
 5/31/1999      38,844                  42,626                 40,598
 6/30/1999      41,396                  44,992                 42,863
 7/31/1999      41,189                  43,587                 41,606
 8/31/1999      40,691                  43,371                 41,181
 9/30/1999      39,486                  42,182                 40,065
10/31/1999      40,015                  44,852                 42,520
11/30/1999      40,279                  45,763                 43,563
12/31/1999      43,063                  48,459                 46,461
 1/31/2000      41,775                  46,024                 44,582
 2/29/2000      43,993                  45,153                 44,568
 3/31/2000      48,296                  49,570                 48,443
 4/30/2000      48,296                  48,079                 46,861
 5/31/2000      48,962                  47,092                 45,667
 6/30/2000      48,252                  48,253                 47,339
 7/31/2000      47,321                  47,499                 46,601
 8/31/2000      51,045                  50,449                 49,816
 9/30/2000      49,494                  47,786                 47,163
10/31/2000      49,449                  47,584                 46,617
11/30/2000      48,208                  43,832                 42,517
12/31/2000      50,556                  44,047                 43,037
 1/31/2001      48,442                  45,609                 44,256
 2/28/2001      47,304                  41,451                 40,138
 3/31/2001      45,785                  38,825                 37,674
 4/30/2001      47,411                  41,842                 40,537
 5/31/2001      47,790                  42,122                 40,765
 6/30/2001      45,998                  41,097                 39,682
 7/31/2001      45,510                  40,692                 39,107
 8/31/2001      43,667                  38,145                 36,804
 9/30/2001      41,606                  35,065                 34,011
10/31/2001      42,309                  35,733                 34,812
11/30/2001      43,828                  38,474                 37,093
12/31/2001      44,648                  38,811                 37,514
 1/31/2002      44,259                  38,245                 36,922
 2/28/2002      44,096                  37,507                 36,303
 3/31/2002      46,195                  38,918                 37,539
 4/30/2002      45,423                  36,559                 35,576
 5/31/2002      45,201                  36,289                 35,317
 6/30/2002      42,773                  33,704                 32,878
 7/31/2002      39,903                  31,078                 30,434
 8/31/2002      39,740                  31,281                 30,685
 9/30/2002      37,423                  27,881                 27,705
10/31/2002      38,804                  30,335                 29,857
11/30/2002      39,964                  32,121                 31,191
12/31/2002      38,873                  30,234                 29,548
 1/31/2003      37,652                  29,442                 28,772
 2/28/2003      37,430                  29,000                 28,391
 3/31/2003      37,542                  29,282                 28,630
 4/30/2003      39,926                  31,694                 30,740
 5/31/2003      41,867                  33,363                 32,229
 6/30/2003      41,921                  33,789                 32,548
 7/31/2003      42,642                  34,385                 33,061
 8/31/2003      43,474                  35,055                 33,700
 9/30/2003      42,474                  34,683                 33,264
10/31/2003      44,360                  36,645                 34,892
11/30/2003      44,750                  36,968                 35,185
12/31/2003      46,804                  38,906                 36,877
 1/31/2004      47,998                  39,620                 37,398
 2/29/2004      48,962                  40,171                 37,840
 3/31/2004      48,678                  39,565                 37,247
 4/30/2004      47,997                  38,944                 36,668
 5/31/2004      48,222                  39,478                 37,041
 6/30/2004      49,414                  40,246                 37,704
 7/31/2004      47,373                  38,914                 36,369
 8/31/2004      47,089                  39,071                 36,392
 9/30/2004      48,167                  39,495                 36,809
10/31/2004      48,282                  40,098                 37,307
11/30/2004      50,325                  41,720                 38,723
12/31/2004      51,351                  43,140                 39,934
 1/31/2005      51,069                  42,089                 39,031
 2/28/2005      51,810                  42,974                 39,759
 3/31/2005      50,841                  42,213                 39,031
 4/30/2005      49,417                  41,413                 38,162
 5/31/2005      50,727                  42,730                 39,397
 6/30/2005      50,498                  42,791                 39,532
 7/31/2005      52,493                  44,382                 40,938
 8/31/2005      51,811                  43,977                 40,563
 9/30/2005      52,381                  44,334                 41,032
10/31/2005      51,296                  43,595                 40,540
11/30/2005      52,948                  45,243                 42,093
12/31/2005      53,213                  45,259                 42,217
 1/31/2006      54,703                  46,457                 43,399
 2/28/2006      55,217                  46,584                 43,205
 3/31/2006      56,006                  47,163                 43,986

 INCEPTION TO MARCH 31, 2006(d)

                                    [CHART]

             Loomis Sayles Tax-                            Lipper Large-Cap
             Managed Equity Fund   S&P 500 Index(b)(c)   Core Funds Index(b)(c)
             -------------------   -------------------   ---------------------
 10/1/1995        $25,000               $25,000                 $25,000
10/31/1995         24,500                24,911                  24,884
11/30/1995         25,100                26,004                  25,856
12/31/1995         25,105                26,505                  26,247
 1/31/1996         25,080                27,407                  27,019
 2/29/1996         25,532                27,661                  27,348
 3/31/1996         25,532                27,928                  27,597
 4/30/1996         26,109                28,339                  27,998
 5/31/1996         26,511                29,070                  28,557
 6/30/1996         26,336                29,181                  28,598
 7/31/1996         24,882                27,892                  27,430
 8/31/1996         25,708                28,480                  28,053
 9/30/1996         27,060                30,083                  29,507
10/31/1996         27,712                30,913                  30,094
11/30/1996         29,716                33,250                  32,045
12/31/1996         29,024                32,591                  31,454
 1/31/1997         30,843                34,627                  33,174
 2/28/1997         30,591                34,898                  33,134
 3/31/1997         29,707                33,464                  31,715
 4/30/1997         31,022                35,462                  33,472
 5/31/1997         32,313                37,621                  35,503
 6/30/1997         32,843                39,307                  37,043
 7/31/1997         35,375                42,434                  39,969
 8/31/1997         33,783                40,057                  37,935
 9/30/1997         34,972                42,251                  39,888
10/31/1997         33,836                40,840                  38,658
11/30/1997         33,988                42,730                  39,921
12/31/1997         33,580                43,464                  40,646
 1/31/1998         34,128                43,945                  41,047
 2/28/1998         36,646                47,114                  43,957
 3/31/1998         38,482                49,527                  46,131
 4/30/1998         39,248                50,025                  46,598
 5/31/1998         38,126                49,165                  45,802
 6/30/1998         39,304                51,162                  47,978
 7/31/1998         39,606                50,618                  47,591
 8/31/1998         33,828                43,299                  40,468
 9/30/1998         37,224                46,073                  42,479
10/31/1998         38,784                49,821                  45,666
11/30/1998         40,645                52,841                  48,381
12/31/1998         45,072                55,885                  51,594
 1/31/1999         46,563                58,222                  53,398
 2/28/1999         44,999                56,413                  51,749
 3/31/1999         47,546                58,670                  53,831
 4/30/1999         48,929                60,942                  55,273
 5/31/1999         48,200                59,503                  53,807
 6/30/1999         51,367                62,805                  56,809
 7/31/1999         51,110                60,844                  55,142
 8/31/1999         50,492                60,543                  54,580
 9/30/1999         48,997                58,883                  53,101
10/31/1999         49,654                62,609                  56,354
11/30/1999         49,982                63,882                  57,737
12/31/1999         53,435                67,645                  61,577
 1/31/2000         51,838                64,246                  59,087
 2/29/2000         54,590                63,030                  59,068
 3/31/2000         59,929                69,196                  64,204
 4/30/2000         59,929                67,114                  62,108
 5/31/2000         60,756                65,737                  60,526
 6/30/2000         59,875                67,358                  62,741
 7/31/2000         58,720                66,305                  61,763
 8/31/2000         63,341                70,423                  66,024
 9/30/2000         61,415                66,705                  62,508
10/31/2000         61,360                66,423                  61,784
11/30/2000         59,820                61,187                  56,350
12/31/2000         62,733                61,486                  57,040
 1/31/2001         60,111                63,667                  58,655
 2/28/2001         58,698                57,862                  53,196
 3/31/2001         56,814                54,197                  49,931
 4/30/2001         58,831                58,408                  53,725
 5/31/2001         59,302                58,800                  54,028
 6/30/2001         57,078                57,368                  52,593
 7/31/2001         56,473                56,804                  51,831
 8/31/2001         54,186                53,248                  48,779
 9/30/2001         51,628                48,948                  45,077
10/31/2001         52,500                49,881                  46,139
11/30/2001         54,385                53,707                  49,161
12/31/2001         55,402                54,178                  49,719
 1/31/2002         54,920                53,387                  48,935
 2/28/2002         54,717                52,358                  48,115
 3/31/2002         57,322                54,327                  49,752
 4/30/2002         56,364                51,033                  47,150
 5/31/2002         56,088                50,657                  46,807
 6/30/2002         53,076                47,049                  43,575
 7/31/2002         49,515                43,382                  40,336
 8/31/2002         49,312                43,666                  40,668
 9/30/2002         46,437                38,920                  36,719
10/31/2002         48,150                42,346                  39,572
11/30/2002         49,590                44,838                  41,338
12/31/2002         48,236                42,204                  39,162
 1/31/2003         46,722                41,099                  38,134
 2/28/2003         46,446                40,482                  37,628
 3/31/2003         46,585                40,875                  37,945
 4/30/2003         49,544                44,242                  40,741
 5/31/2003         51,951                46,573                  42,715
 6/30/2003         52,019                47,167                  43,137
 7/31/2003         52,914                47,999                  43,817
 8/31/2003         53,945                48,935                  44,665
 9/30/2003         52,705                48,415                  44,087
10/31/2003         55,045                51,154                  46,244
11/30/2003         55,529                51,604                  46,633
12/31/2003         58,078                54,310                  48,876
 1/31/2004         59,559                55,307                  49,566
 2/29/2004         60,756                56,076                  50,151
 3/31/2004         60,404                55,230                  49,366
 4/30/2004         59,558                54,363                  48,599
 5/31/2004         59,838                55,109                  49,093
 6/30/2004         61,316                56,181                  49,971
 7/31/2004         58,784                54,321                  48,201
 8/31/2004         58,431                54,541                  48,233
 9/30/2004         59,769                55,132                  48,785
10/31/2004         59,912                55,974                  49,445
11/30/2004         62,447                58,239                  51,322
12/31/2004         63,721                60,220                  52,926
 1/31/2005         63,370                58,753                  51,730
 2/28/2005         64,289                59,989                  52,695
 3/31/2005         63,087                58,927                  51,730
 4/30/2005         61,320                57,809                  50,578
 5/31/2005         62,945                59,649                  52,215
 6/30/2005         62,662                59,733                  52,394
 7/31/2005         65,137                61,955                  54,257
 8/31/2005         64,291                61,389                  53,760
 9/30/2005         64,998                61,887                  54,382
10/31/2005         63,652                60,855                  53,730
11/30/2005         65,702                63,157                  55,788
12/31/2005         66,030                63,178                  55,952
 1/31/2006         67,879                64,851                  57,519
 2/28/2006         68,517                65,027                  57,262
 3/31/2006         69,493                65,837                  58,296
Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Performance data reflects certain fee waivers and reimbursements, without which, performance and rankings would be lower. Except as indicated in the table above, returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

(a) Shares of the Fund were registered for offer under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our shareholders. (b) Index performance is not available coincident with the Fund's inception and registration dates; comparative performance is presented from the month end closest to the Fund's inception and registration dates. (c) See page 11 for a description of the indexes and disclosure related to after-tax returns. (d) The mountain chart is based on the Fund's initial minimum investment of $25,000.

WHAT YOU SHOULD KNOW
Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES VALUE FUND

[PHOTO]


                                 ARTHUR BARRY
                            Manager since July 2005

[PHOTO]

James Carroll
Manager since November 2002

/s/ Warren Koontz
                            Manager since June 2000

 FUND FACTS
 SYMBOL | LSGIX
 OBJECTIVE | Long-term growth of capital and income
 STRATEGY | Invests primarily in equity securities, including common stocks, convertible securities, and warrants; Fund invests primarily in medium- and large-sized companies
 FUND INCEPTION DATE | 5/13/91
 EXPENSE RATIO | 0.85%
 TOTAL NET ASSETS | $41.7 million

PORTFOLIO REVIEW
The Fund significantly outpaced its benchmark, the Russell 1000 Value Index, for the six months ended March 31, 2006. Throughout the period, we maintained our disciplined, bottom-up approach to stock selection, which resulted in solid performance.

Financials and industrials were the Fund's best-performing sectors during the period. Market-sensitive names, including Lehman Brothers and Merrill Lynch, generated strong results. These companies benefited from merger-and-acquisition activity and from better-than-expected earnings reports.

Our well-diversified industrials sector exhibited broad-based strength, with most holdings making positive contributions to performance. In particular, we focused on companies we believed to be well managed, with strong cash generation and good exposure to this late phase of the economic cycle. ABB Ltd. was the Fund's top performer, benefiting from the power industry's need for increased infrastructure. Burlington Northern Santa Fe was the Fund's second-best individual performer, advancing on the company's consistently positive track record, coupled with a positive outlook for the transportation markets in 2006.

Other individual stocks that performed well for the Fund included two energy companies, GlobalSantaFe and Occidental Petroleum, and two consumer companies, Office Depot and TJX. In addition, BellSouth Corp. gained on the announcement of its merger with AT&T. The combined company will create the largest US telecommunication provider in many regions. Economies of scale should also help the new company benefit from local synergies and potentially enjoy increased purchasing power.

Utilities was the only market sector that detracted from the Fund's relative performance. Recently, rising interest rates and falling commodities prices took a toll on utilities stocks.

Fundamentals for the energy sector remain favorable, in our opinion, but some profit-taking seemed to be warranted, so we trimmed the Fund's energy weighting. Conoco, Exxon Mobil and Chevron all had a slightly negative impact on Fund performance and we eliminated Conoco and Chevron. These integrated energy stocks underperformed the broader benchmarks throughout the six-month period, as aggressive investors continued to rotate into more leveraged parts of the sector, including oil services and independent producers. The market has become increasingly sensitized to the possibility that high commodity prices might lead to moderating demand. This has led to weakness in the leveraged companies. Currently, we believe stocks of selected integrated energy companies are attractively priced, and the companies are returning substantial cash flow to shareholders while offering defensive potential if oil and gas prices recede.

OUTLOOK
The economy continues to grow at a healthy pace, and it seems poised for solid earnings growth. Especially if this is combined with rising dividend distributions, we believe the market should be in good shape. In the short run, though, investors' fixation with predicting the end of the rate-hike cycle casts a conservative blanket on the market. Daily and monthly economic data take on tremendous influence, making it difficult for stocks to gain traction. We remain conservative on both economic growth and inflation prospects, and look forward to a more neutral Federal Reserve policy.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2006

                                                      SINCE
                 6 MONTHS* 1 YEAR 5 YEARS 10 YEARS INCEPTION(a)
                 ----------------------------------------------

                 LOOMIS SAYLES VALUE: INSTITUTIONAL
                   10.73%  20.17%  7.80%    9.21%     10.87%
                 ----------------------------------------------

                 RUSSELL 1000 VALUE INDEX(b)
                    7.27   13.31   7.79    10.97      12.70
                 ----------------------------------------------

                 LIPPER LARGE-CAP VALUE FUNDS INDEX(b)
                    6.35   11.87   4.83     8.70      10.67
                 ----------------------------------------------

 * Not annualized


CUMULATIVE PERFORMANCE


 INCEPTION TO MARCH 31, 2006(c)

                                   [CHART]

                               Russell 1000       Lipper Large-Cap
             Loomis Sayles         Value             Value Funds
              Value Fund      Index(a)(b)(d)         Index(a)(b)
             -------------    --------------      -----------------
 5/13/1991     $100,000         $100,000             $100,000
 5/31/1991      105,500          103,721              104,178
 6/30/1991       99,497           99,351               98,936
 7/31/1991      102,800          103,502              103,543
 8/31/1991      105,298          105,371              106,080
 9/30/1991      102,497          104,581              105,274
10/31/1991      102,897          106,319              107,264
11/30/1991       96,199          100,860              102,764
12/31/1991      107,156          109,312              113,886
 1/31/1992      110,617          109,496              113,049
 2/29/1992      112,951          112,182              115,088
 3/31/1992      110,308          110,549              112,511
 4/30/1992      112,845          115,324              114,580
 5/31/1992      113,048          115,886              115,467
 6/30/1992      110,606          115,175              112,930
 7/31/1992      115,075          119,370              117,320
 8/31/1992      111,714          115,701              114,916
 9/30/1992      112,530          117,299              116,271
10/31/1992      113,543          117,404              117,054
11/30/1992      119,844          121,257              121,870
12/31/1992      122,241          124,162              123,741
 1/31/1993      124,992          127,760              125,160
 2/28/1993      126,154          132,219              126,382
 3/31/1993      128,488          136,124              130,055
 4/30/1993      125,096          134,378              127,630
 5/31/1993      127,848          137,081              131,080
 6/30/1993      127,746          140,118              131,672
 7/31/1993      126,788          141,662              131,283
 8/31/1993      131,872          146,779              136,593
 9/30/1993      131,133          147,025              137,084
10/31/1993      133,992          146,902              139,445
11/30/1993      132,089          143,848              137,227
12/31/1993      136,752          146,595              140,156
 1/31/1994      142,003          152,106              144,725
 2/28/1994      140,583          146,919              141,245
 3/31/1994      134,777          141,443              135,380
 4/30/1994      137,513          144,155              137,064
 5/31/1994      139,040          145,822              139,042
 6/30/1994      134,771          142,329              135,692
 7/31/1994      139,475          146,761              139,650
 8/31/1994      145,611          150,983              145,312
 9/30/1994      140,573          145,980              141,527
10/31/1994      140,348          148,017              143,846
11/30/1994      133,780          142,048              138,841
12/31/1994      135,533          143,698              140,414
 1/31/1995      138,406          148,122              142,943
 2/28/1995      145,990          153,985              148,258
 3/31/1995      149,903          157,372              151,734
 4/30/1995      155,524          162,349              156,145
 5/31/1995      162,181          169,168              161,933
 6/30/1995      163,332          171,460              165,446
 7/31/1995      169,653          177,429              170,676
 8/31/1995      170,569          179,936              171,713
 9/30/1995      175,959          186,443              177,881
10/31/1995      171,596          184,592              176,458
11/30/1995      179,403          193,941              184,102
12/31/1995      183,278          198,815              187,091
 1/31/1996      188,685          205,010              192,845
 2/29/1996      190,327          206,560              195,012
 3/31/1996      192,344          210,072              197,121
 4/30/1996      192,344          210,880              199,801
 5/31/1996      195,999          213,517              203,502
 6/30/1996      196,371          213,691              203,620
 7/31/1996      189,203          205,615              195,633
 8/31/1996      193,725          211,496              200,717
 9/30/1996      203,373          219,903              210,552
10/31/1996      208,925          228,405              214,999
11/30/1996      223,508          244,968              230,400
12/31/1996      222,077          241,842              226,502
 1/31/1997      233,759          253,566              237,933
 2/28/1997      235,325          257,292              239,840
 3/31/1997      227,347          248,041              230,675
 4/30/1997      235,327          258,462              240,938
 5/31/1997      249,565          272,900              254,822
 6/30/1997      261,818          284,607              265,456
 7/31/1997      284,675          306,019              285,462
 8/31/1997      275,679          295,116              273,249
 9/30/1997      289,739          312,953              287,234
10/31/1997      279,019          304,209              278,568
11/30/1997      287,278          317,659              287,704
12/31/1997      286,962          326,932              290,996
 1/31/1998      287,622          322,306              291,413
 2/28/1998      306,662          344,004              310,584
 3/31/1998      315,923          365,045              324,387
 4/30/1998      318,514          367,486              327,685
 5/31/1998      312,972          362,037              322,110
 6/30/1998      312,471          366,677              328,135
 7/31/1998      298,472          360,206              322,445
 8/31/1998      256,507          306,601              278,440
 9/30/1998      274,078          324,199              291,822
10/31/1998      297,347          349,311              315,192
11/30/1998      307,605          365,585              331,279
12/31/1998      317,172          378,028              344,076
 1/31/1999      316,442          381,047              349,796
 2/28/1999      307,107          375,669              341,785
 3/31/1999      318,286          383,443              352,161
 4/30/1999      341,171          419,257              372,913
 5/31/1999      339,158          414,648              366,547
 6/30/1999      347,773          426,687              382,705
 7/31/1999      334,940          414,195              371,840
 8/31/1999      320,839          398,823              365,064
 9/30/1999      302,904          384,885              351,561
10/31/1999      314,263          407,038              368,492
11/30/1999      312,283          403,855              369,777
12/31/1999      312,970          405,805              381,164
 1/31/2000      299,481          392,566              365,052
 2/29/2000      275,403          363,400              349,700
 3/31/2000      303,218          407,740              381,722
 4/30/2000      301,975          402,995              377,472
 5/31/2000      307,169          407,244              377,754
 6/30/2000      299,920          388,631              373,583
 7/31/2000      298,660          393,498              371,895
 8/31/2000      318,790          415,393              393,420
 9/30/2000      313,817          419,197              387,209
10/31/2000      325,648          429,494              390,302
11/30/2000      318,581          413,552              373,573
12/31/2000      335,976          434,271              388,615
 1/31/2001      340,377          435,941              391,848
 2/28/2001      331,153          423,819              372,962
 3/31/2001      318,768          408,842              358,467
 4/30/2001      334,100          428,893              378,777
 5/31/2001      339,546          438,527              384,873
 6/30/2001      333,672          428,801              374,414
 7/31/2001      330,936          427,889              371,863
 8/31/2001      318,559          410,750              354,446
 9/30/2001      291,705          381,841              326,785
10/31/2001      293,805          378,555              328,915
11/30/2001      310,082          400,562              350,014
12/31/2001      316,996          409,997              355,289
 1/31/2002      314,175          406,838              348,734
 2/28/2002      312,667          407,491              346,804
 3/31/2002      323,266          426,770              362,115
 4/30/2002      315,282          412,133              346,679
 5/31/2002      317,457          414,199              347,146
 6/30/2002      294,315          390,417              322,938
 7/31/2002      269,651          354,124              295,042
 8/31/2002      272,887          356,798              297,028
 9/30/2002      241,532          317,126              262,697
10/31/2002      258,826          340,621              281,973
 1/30/2002      274,821          362,079              299,650
12/31/2002      264,076          346,352              285,380
 1/31/2003      257,976          337,968              278,585
 2/28/2003      247,940          328,958              271,616
 3/31/2003      246,626          329,504              271,441
 4/30/2003      266,677          358,508              294,358
 5/31/2003      286,278          381,650              312,476
 6/30/2003      291,288          386,422              316,052
 7/31/2003      292,802          392,176              320,454
 8/31/2003      298,688          398,287              325,869
 9/30/2003      294,536          394,401              322,209
10/31/2003      309,145          418,538              339,986
11/30/2003      315,235          424,216              344,168
12/31/2003      333,330          450,364              365,279
 1/31/2004      337,729          458,283              370,813
 2/29/2004      345,227          468,105              378,633
 3/31/2004      344,122          464,008              374,103
 4/30/2004      337,722          452,668              367,208
 5/31/2004      343,024          457,284              369,891
 6/30/2004      349,644          468,089              378,034
 7/31/2004      344,574          461,496              368,935
 8/31/2004      345,884          468,059              371,608
 9/30/2004      351,625          475,314              375,999
10/31/2004      355,388          483,215              380,005
11/30/2004      374,330          507,646              396,504
12/31/2004      383,726          524,645              409,095
 1/31/2005      379,466          515,333              401,162
 2/28/2005      390,888          532,411              412,419
 3/31/2005      386,198          525,106              405,716
 4/30/2005      379,246          515,701              397,685
 5/31/2005      388,424          528,116              406,985
 6/30/2005      395,377          533,898              411,112
 7/31/2005      413,050          549,345              424,509
 8/31/2005      412,843          546,955              422,672
 9/30/2005      419,119          554,635              426,748
10/31/2005      412,413          540,548              417,847
11/30/2005      428,744          558,318              432,221
12/31/2005      432,860          561,653              434,709
 1/31/2006      450,867          583,466              447,397
 2/28/2006      457,044          587,028              448,197
 3/31/2006      464,262          594,980              453,858

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers and reimbursements, performance would be lower.

(a) Index performance data is not available coincident with the Fund's inception date; comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 11 for a description of the indexes.
(c) The mountain chart is based on the Fund's minimum initial investment of $100,000.

WHAT YOU SHOULD KNOW

Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards.

ADDITIONAL INFORMATION

INDEX DEFINITIONS
Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.
Lipper Mid-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the mid-cap growth funds investment objective. Lipper Large-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the large-cap core funds investment objective. Lipper Small-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap core funds investment objective. Lipper Small-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap growth funds investment objective.
Lipper Large-Cap Value Funds Index is an equally weighted index of typically the 30 largest mutual funds within the large-cap value funds investment objective.
Source: Lipper, Inc.

Russell Midcap Growth Index is an index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Russell 1000 Value Index is an index comprised of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
Russell 2000 Growth Index is an index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000 Index is an index comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 total market capitalization.
Russell 2000 Value Index is an index comprised of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value.

AFTER-TAX RETURNS
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the return after taxes on distributions and sale of fund shares to be greater than the return after taxes on distribution or even the return before taxes.

PROXY VOTING INFORMATION
A description of the Funds' proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330;
(ii) on the Funds' website, www.loomissayles.com, and (iii) on the SEC's website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2005 is available on (i) the Funds' website and (ii) the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND'S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in the Funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from October 1, 2005 through March 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

                                                       Beginning                Ending                 Expenses Paid
                                                     Account Value           Account Value            During Period*
Institutional Class                                     10/1/05                 3/31/06              10/1/05 - 3/31/06
-------------------                                  -------------           -------------           -----------------
Actual                                                 $1,000.00               $1,193.70                   $5.47
Hypothetical (5% return before expenses)               $1,000.00               $1,019.95                   $5.04

Retail Class
------------
Actual                                                 $1,000.00               $1,192.20                   $6.83
Hypothetical (5% return before expenses)               $1,000.00               $1,018.70                   $6.29
*Expenses are equal to the Fund's annualized expense ratio of 1.00% and 1.25% for the Institutional and Retail Class,
 respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

LOOMIS SAYLES SMALL CAP GROWTH FUND

                                                       Beginning                Ending                 Expenses Paid
                                                     Account Value           Account Value            During Period*
Institutional Class                                     10/1/05                 3/31/06              10/1/05 - 3/31/06
-------------------                                  -------------           -------------           -----------------
Actual                                                 $1,000.00               $1,179.60                   $5.43
Hypothetical (5% return before expenses)               $1,000.00               $1,019.95                   $5.04

Retail Class
------------
Actual                                                 $1,000.00               $1,177.10                   $6.78
Hypothetical (5% return before expenses)               $1,000.00               $1,018.70                   $6.29
*Expenses are equal to the Fund's annualized expense ratio of 1.00% and 1.25% for the Institutional and Retail Class,
 respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

LOOMIS SAYLES SMALL CAP VALUE FUND

                                                      Beginning               Ending                Expenses Paid
                                                    Account Value          Account Value           During Period*
Institutional Class                                    10/1/05                3/31/06             10/1/05 - 3/31/06
-------------------                                 -------------          -------------          -----------------
Actual                                                $1,000.00              $1,141.00                  $4.80
Hypothetical (5% return before expenses)              $1,000.00              $1,020.45                  $4.53

Retail Class
------------
Actual                                                $1,000.00              $1,139.40                  $6.13
Hypothetical (5% return before expenses)              $1,000.00              $1,019.20                  $5.79

Admin Class
-----------
Actual                                                $1,000.00              $1,137.70                  $7.46
Hypothetical (5% return before expenses)              $1,000.00              $1,017.95                  $7.04
*Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.15% and 1.40% for the Institutional, Retail and
 Admin Classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value           During Period*
Institutional Class                                    10/1/05                 3/31/06             10/1/05 - 3/31/06
-------------------                                 -------------           -------------          -----------------
Actual                                                $1,000.00               $1,069.50                  $3.35
Hypothetical (5% return before expenses)              $1,000.00               $1,021.69                  $3.28
*Expenses are equal to the Fund's annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

LOOMIS SAYLES VALUE FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value           During Period*
Institutional Class                                    10/1/05                 3/31/06             10/1/05 - 3/31/06
-------------------                                 -------------           -------------          -----------------
Actual                                                $1,000.00               $1,107.30                  $4.46
Hypothetical (5% return before expenses)              $1,000.00               $1,020.69                  $4.28
*Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

LOOMIS SAYLES AGGRESSIVE GROWTH FUND



                                               SHARES  VALUE (+)
----------------------------------------------------------------

COMMON STOCKS - 96.5% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 2.3%
Precision Castparts Corp.                      20,475 $1,216,215
                                                      ----------
AIR FREIGHT & LOGISTICS - 4.7%
C.H. Robinson Worldwide, Inc.                  23,875  1,172,024
Expeditors International of Washington, Inc.   15,375  1,328,246
                                                      ----------
                                                       2,500,270
                                                      ----------
BIOTECHNOLOGY - 3.7%
Celgene Corp.(b)                               21,600    955,152
Neurocrine Biosciences, Inc.(b)                 8,050    519,547
Vertex Pharmaceuticals, Inc.(b)                13,575    496,709
                                                      ----------
                                                       1,971,408
                                                      ----------
CAPITAL MARKETS - 6.6%
Affiliated Managers Group, Inc.(b)(c)          13,225  1,409,917
Greenhill & Co., Inc.(c)                       12,650    836,292
Investment Technology Group, Inc.(b)           25,075  1,248,735
                                                      ----------
                                                       3,494,944
                                                      ----------
COMMERCIAL SERVICES & SUPPLIES - 6.6%
Corporate Executive Board Co.                  12,875  1,299,087
Monster Worldwide, Inc.(b)                     22,675  1,130,576
Stericycle, Inc.(b)                            15,750  1,065,015
                                                      ----------
                                                       3,494,678
                                                      ----------
COMMUNICATIONS EQUIPMENT - 1.8%
F5 Networks, Inc.(b)                           13,300    964,117
                                                      ----------
COMPUTERS & PERIPHERALS - 1.5%
Network Appliance, Inc.(b)                     21,700    781,851
                                                      ----------
DIVERSIFIED FINANCIAL SERVICES - 11.3%
CBOT Holdings, Inc.(b)(c)                       4,425    528,345
Chicago Mercantile Exchange Holdings, Inc.      3,525  1,577,437
IntercontinentalExchange, Inc.(b)              12,800    883,840
Moody's Corp.                                  20,250  1,447,065
Nasdaq Stock Market, Inc.(b)                   18,575    743,743
NYSE Group, Inc.(b)(c)                         10,150    804,388
                                                      ----------
                                                       5,984,818
                                                      ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.7%
Broadcom Corp., Class A(b)                     21,975    948,441
Mettler-Toledo International, Inc.(b)          16,725  1,009,186
                                                      ----------
                                                       1,957,627
                                                      ----------
ENERGY EQUIPMENT & SERVICES - 3.3%
Dril-Quip, Inc.(b)(c)                           8,950    634,108
GlobalSantaFe Corp.                            18,375  1,116,281
                                                      ----------
                                                       1,750,389
                                                      ----------

HEALTHCARE EQUIPMENT & SUPPLIES - 3.6%
Conor Medsystems, Inc.(b)(c)                   18,150    533,610
Hologic, Inc.(b)                               10,525    582,559
Intuitive Surgical, Inc.(b)(c)                  6,725    793,550
                                                      ----------
                                                       1,909,719
                                                      ----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                            SHARES   VALUE (+)
------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HEALTHCARE PROVIDERS & SERVICES - 5.4%
Express Scripts, Inc.(b)                                    11,275 $   991,072
Health Net, Inc.(b)                                         18,225     926,195
Humana, Inc.(b)                                             18,350     966,127
                                                                   -----------
                                                                     2,883,394
                                                                   -----------
INTERNET & CATALOG RETAIL - 2.2%
Coldwater Creek, Inc.(b)(c)                                 41,475   1,153,005
                                                                   -----------
INTERNET SOFTWARE & SERVICES - 3.1%
Akamai Technologies, Inc.(b)(c)                             49,875   1,640,389
                                                                   -----------
IT SERVICES - 2.3%
Cognizant Technology Solutions Corp.(b)                     20,300   1,207,647
                                                                   -----------
MACHINERY - 4.8%
JLG Industries, Inc.                                        34,400   1,059,176
Joy Global, Inc.                                            24,850   1,485,284
                                                                   -----------
                                                                     2,544,460
                                                                   -----------
OIL, GAS & CONSUMABLE FUELS - 6.1%
Denbury Resources, Inc.(b)                                  26,725     846,381
Peabody Energy Corp.                                        16,600     836,806
Southwestern Energy Co.(b)                                  22,850     735,541
Ultra Petroleum Corp.(b)                                    13,300     828,723
                                                                   -----------
                                                                     3,247,451
                                                                   -----------
REAL ESTATE - 4.8%
CB Richard Ellis Group, Inc., Class A(b)                    21,525   1,737,067
Jones Lang LaSalle, Inc.                                    10,675     817,065
                                                                   -----------
                                                                     2,554,132
                                                                   -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.2%
MEMC Electronic Materials, Inc.(b)                          23,925     883,311
Microsemi Corp.(b)(c)                                       29,050     845,646
                                                                   -----------
                                                                     1,728,957
                                                                   -----------
SOFTWARE - 1.6%
Salesforce.com, Inc.(b)(c)                                  23,300     846,489
                                                                   -----------
SPECIALTY RETAIL - 1.4%
Circuit City Stores, Inc.                                   29,500     722,160
                                                                   -----------
TEXTILES APPAREL & LUXURY GOODS - 4.3%
Carter's, Inc.(b)(c)                                        15,075   1,017,412
Coach, Inc.(b)                                              20,850     720,993
Gildan Activewear, Inc.(b)                                  12,125     576,180
                                                                   -----------
                                                                     2,314,585
                                                                   -----------
WIRELESS TELECOMMUNICATION SERVICES - 8.2%
American Tower Corp., Class A(b)                            34,500   1,046,040
Hutchison Telecommunications International, Ltd., ADR(b)    20,700     537,579
Leap Wireless International, Inc.(b)                        18,250     795,518
NII Holdings, Inc., Class B(b)(c)                           33,950   2,002,031
                                                                   -----------
                                                                     4,381,168
                                                                   -----------

TOTAL COMMON STOCKS
 (Identified Cost $39,059,179)                                      51,249,873
                                                                   -----------

                                                                                       PRINCIPAL AMOUNT               VALUE (+)
-------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 26.0%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 3/31/06 at 2.950% to be
repurchased at $1,712,421 on 4/03/06 collateralized by
$1,265,000 US Treasury Bond, 8.750% due 8/15/20 with
a value of $1,747,690 (Note 2g of Notes to Financial
Statements)                                                                                 $ 1,712,000           $   1,712,000
                                                                                                                  -------------

                                                                                                 SHARES
-------------------------------------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime Portfolio(d)                                 12,115,232              12,115,232
                                                                                                                  -------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $13,827,232)                                                                                       13,827,232
                                                                                                                  -------------

TOTAL INVESTMENTS - 122.5%
 (Identified Cost $52,886,411)(a)                                                                                    65,077,105
 Other assets less liabilities--(22.5)%                                                                            (11,971,778)
                                                                                                                  -------------

TOTAL NET ASSETS - 100%                                                                                           $  53,105,327
                                                                                                                  -------------

+See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
   At March 31, 2006, the unrealized appreciation on investments based on cost of $52,886,411 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $  12,349,808
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value     (159,114)
                                                                                                                  -------------
   Net unrealized appreciation                                                                                    $  12,190,694
                                                                                                                  -------------

(b)Non-income producing security.
(c)All or a portion of this security was on loan to brokers at March 31, 2006.
(d)Represents investment of securities lending collateral.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United States.

HOLDINGS AT MARCH 31, 2006 AS A PERCENTAGE OF NET ASSETS

Diversified Financial Services      11.3% Biotechnology                            3.7%
Wireless Telecommunication Services  8.2  Electronic Equipment & Instruments       3.7
Capital Markets                      6.6  Healthcare Equipment & Supplies          3.6
Commercial Services & Supplies       6.6  Energy Equipment & Services              3.3
Oil, Gas & Consumable Fuels          6.1  Semiconductors & Semiconductor Equipment 3.2
Healthcare Providers & Services      5.4  Internet Software & Services             3.1
Real Estate                          4.8  Aerospace & Defense                      2.3
Machinery                            4.8  IT Services                              2.3
Air Freight & Logistics              4.7  Internet & Catalog Retail                2.2
Textiles Apparel & Luxury Goods      4.3  Other, less than 2% each                 6.3

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

LOOMIS SAYLES SMALL CAP GROWTH FUND


                                                      SHARES  VALUE (+)
-----------------------------------------------------------------------

COMMON STOCKS - 97.9% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 1.0%
Essex Corp.(b)(c)                                     12,450 $  274,149
                                                             ----------
BIOTECHNOLOGY - 4.7%
BioMarin Pharmaceutical, Inc.(c)                       9,775    131,180
Cubist Pharmaceuticals, Inc.(b)(c)                     5,675    130,355
Keryx Biopharmaceuticals, Inc.(b)(c)                   8,425    161,002
Nektar Therapeutics(b)(c)                              6,525    132,979
Neurocrine Biosciences, Inc.(b)(c)                     2,150    138,761
Nuvelo, Inc.(c)                                       12,700    226,314
Theravance, Inc.(b)(c)                                 5,550    155,622
United Therapeutics Corp.(b)(c)                        2,650    175,642
                                                             ----------
                                                              1,251,855
                                                             ----------
CAPITAL MARKETS - 3.2%
Affiliated Managers Group, Inc.(b)(c)                  2,300    245,203
GFI Group, Inc.(b)(c)                                  4,775    247,870
Investment Technology Group, Inc.(c)                   7,025    349,845
                                                             ----------
                                                                842,918
                                                             ----------
CHEMICALS - 1.0%
Scotts Miracle-Gro Co., Class A                        5,625    257,400
                                                             ----------
COMMERCIAL BANKS - 1.1%
East West Bancorp, Inc.(b)                             7,550    291,053
                                                             ----------
COMMERCIAL SERVICES & SUPPLIES - 9.1%
Advisory Board Co.(b)(c)                               6,675    372,265
American Reprographics Co.(b)(c)                       9,700    336,493
Corporate Executive Board Co.                          2,900    292,610
CRA International, Inc.(b)(c)                          6,725    331,273
Labor Ready, Inc.(c)                                  10,525    252,074
Mobile Mini, Inc.(c)                                  10,825    334,709
On Assignment, Inc.(c)                                19,625    215,482
PeopleSupport, Inc.(c)                                27,475    269,255
                                                             ----------
                                                              2,404,161
                                                             ----------
COMMUNICATIONS EQUIPMENT - 3.8%
Exfo Electro-Optical Engineering, Inc.(b)(c)          16,700    131,429
Foundry Networks, Inc.(c)                             19,000    345,040
Oplink Communications, Inc.(b)(c)                     11,575    200,711
Redback Networks, Inc.(b)(c)                          14,525    315,047
                                                             ----------
                                                                992,227
                                                             ----------
COMPUTERS & PERIPHERALS - 0.6%
Advanced Digital Information Corp.(c)                 17,725    155,626
                                                             ----------
DIVERSIFIED CONSUMER SERVICES - 4.6%
Bright Horizons Family Solutions, Inc.(b)(c)           8,425    326,300
Laureate Education, Inc.(c)                            6,425    342,967
Sotheby's Holdings, Inc.(c)                           10,825    314,358
Steiner Leisure Ltd.(c)                                5,900    238,950
                                                             ----------
                                                              1,222,575
                                                             ----------
DIVERSIFIED FINANCIAL SERVICES - 0.7%
International Securities Exchange, Inc.                4,125    171,806
                                                             ----------

                                                         SHARES  VALUE (+)
--------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

ENERGY EQUIPMENT & SERVICES - 7.1%
Allis-Chalmers Energy, Inc.(b)(c)                        10,575 $  144,137
Carbo Ceramics, Inc.(b)                                   4,525    257,518
Dril-Quip, Inc.(b)(c)                                     3,750    265,687
Helix Energy Solutions Group, Inc.(b)(c)                  5,275    199,923
Natural Gas Services Group, Inc.(b)(c)                   11,150    199,362
Oil States International, Inc.(b)(c)                      8,275    304,934
Unit Corp.(c)                                             4,400    245,300
Universal Compression Holdings, Inc.(c)                   5,150    260,950
                                                                ----------
                                                                 1,877,811
                                                                ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 6.6%
American Medical Systems Holdings, Inc.(c)               11,175    251,437
ArthroCare Corp.(b)(c)                                    5,900    282,138
Conor Medsystems, Inc.(b)(c)                              4,900    144,060
ev3, Inc.(b)(c)                                          12,825    227,131
Meridian Bioscience, Inc.(b)                              6,425    173,347
NuVasive, Inc.(b)(c)                                     10,425    196,511
Symmetry Medical, Inc.(b)(c)                              9,550    202,555
Viasys Healthcare, Inc.(c)                                8,950    269,216
                                                                ----------
                                                                 1,746,395
                                                                ----------
HEALTHCARE PROVIDERS & SERVICES - 7.4%
Chemed Corp.(b)                                           6,675    396,094
Computer Programs & Systems, Inc.(b)                      5,275    263,750
Emageon, Inc.(c)                                          7,750    131,673
HealthExtras, Inc.(c)                                     6,800    240,040
Matria Healthcare, Inc.(b)(c)                             6,937    263,329
NovaMed, Inc.(c)                                         24,650    175,015
United Surgical Partners International, Inc.(b)(c)        5,537    196,065
Ventiv Health, Inc.(b)(c)                                 8,825    293,166
                                                                ----------
                                                                 1,959,132
                                                                ----------
HOTELS, RESTAURANTS & LEISURE - 2.1%
McCormick & Schmick's Seafood Restaurants, Inc.(c)       12,325    313,918
Pinnacle Entertainment, Inc.(b)(c)                        8,725    245,783
                                                                ----------
                                                                   559,701
                                                                ----------
HOUSEHOLD DURABLES - 1.2%
Lifetime Brands, Inc.(b)                                 11,175    315,023
                                                                ----------
INSURANCE - 2.9%
Arch Capital Group Ltd.(c)                                5,025    290,143
Argonaut Group, Inc.(b)(c)                                5,900    209,745
ProAssurance Corp.(b)(c)                                  5,150    267,800
                                                                ----------
                                                                   767,688
                                                                ----------
INTERNET & CATALOG RETAIL - 1.2%
Coldwater Creek, Inc.(b)(c)                              11,262    313,084
                                                                ----------
INTERNET SOFTWARE & SERVICES - 6.3%
Akamai Technologies, Inc.(b)(c)                           8,825    290,254
aQuantive, Inc.(b)(c)                                    11,050    260,117
Digital Insight Corp.(b)(c)                              10,050    365,820
j2 Global Communications, Inc.(b)(c)                      5,150    242,050
Online Resources Corp.(b)(c)                             21,000    273,000
Websense, Inc.(b)(c)                                      8,050    222,019
                                                                ----------
                                                                 1,653,260
                                                                ----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                      SHARES  VALUE (+)
-----------------------------------------------------------------------

COMMON STOCKS - CONTINUED

IT SERVICES - 3.8%
Anteon International Corp.(c)                          3,650 $  199,144
Heartland Payment Systems, Inc.(b)(c)                 11,225    278,043
Lightbridge, Inc.(c)                                  14,975    166,223
SRA International, Inc., Class A(b)(c)                 9,425    355,605
                                                             ----------
                                                                999,015
                                                             ----------
MACHINERY - 4.2%
American Science & Engineering, Inc.(b)(c)             2,950    275,530
Bucyrus International, Inc., Class A                   7,725    372,268
Flow International Corp.(b)(c)                        18,100    238,377
Freightcar America, Inc.(b)                            3,400    216,240
                                                             ----------
                                                              1,102,415
                                                             ----------
MEDIA - 0.6%
Morningstar, Inc.(b)(c)                                3,650    163,411
                                                             ----------
OIL, GAS & CONSUMABLE FUELS - 1.2%
Range Resources Corp.(b)                              11,262    307,565
                                                             ----------
PHARMACEUTICALS - 1.7%
Adams Respiratory Therapeutics, Inc.(c)                6,425    255,522
Santarus, Inc.(b)(c)                                  26,250    196,088
                                                             ----------
                                                                451,610
                                                             ----------
REAL ESTATE - 2.6%
Jones Lang LaSalle, Inc.(b)                            4,525    346,344
Trammell Crow Co.(c)                                   9,200    328,072
                                                             ----------
                                                                674,416
                                                             ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.2%
ATMI, Inc.(b)(c)                                       8,175    246,885
Microsemi Corp.(b)(c)                                  8,950    260,534
Netlogic Microsystems, Inc.(b)(c)                      5,150    212,232
PMC-Sierra, Inc.(b)(c)                                24,650    302,948
Power Integrations, Inc.(b)(c)                         6,800    168,504
Tessera Technologies, Inc.(c)                          5,900    189,272
                                                             ----------
                                                              1,380,375
                                                             ----------
SOFTWARE - 5.3%
Blackboard, Inc.(b)(c)                                 7,950    225,860
Informatica Corp.(b)(c)                               22,400    348,320
Quest Software, Inc.(b)(c)                            15,450    258,015
SPSS, Inc.(c)                                          7,575    239,824
Ultimate Software Group, Inc.(b)(c)                   13,100    338,635
                                                             ----------
                                                              1,410,654
                                                             ----------
SPECIALTY RETAIL - 2.2%
Guess?, Inc.(b)(c)                                     4,675    182,839
Guitar Center, Inc.(b)(c)                              3,650    174,105
Zumiez, Inc.(b)(c)                                     3,750    229,125
                                                             ----------
                                                                586,069
                                                             ----------
TEXTILES APPAREL & LUXURY GOODS - 2.4%
Carter's, Inc.(c)                                      4,525    305,392
Phillips-Van Heusen Corp.                              8,300    317,143
                                                             ----------
                                                                622,535
                                                             ----------

                                                                                                SHARES               VALUE (+)
------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

THRIFTS & MORTGAGE FINANCE - 1.8%
FirstFed Financial Corp.(b)(c)                                                                   4,675            $    279,612
PFF Bancorp, Inc.                                                                                5,800                 195,518
                                                                                                                  ------------
                                                                                                                       475,130
                                                                                                                  ------------
TRADING COMPANIES & DISTRIBUTORS - 1.3%
NuCo2, Inc.(b)(c)                                                                               11,175                 354,695
                                                                                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES - 1.0%
SBA Communications Corp.(b)(c)                                                                  11,450                 268,045
                                                                                                                  ------------

TOTAL COMMON STOCKS
 (Identified Cost $20,632,445)                                                                                      25,851,799
                                                                                                                  ------------

                                                                                      PRINCIPAL AMOUNT
------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 25.9%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 3/31/06 at 2.950% to be
repurchased at $579,142 on 4/03/06 collateralized by
$600,000 US Treasury Note, 4.000% due 6/15/2009
with a value of $591,989 (Note 2g of Notes to
Financial Statements)                                                                       $  579,000                 579,000
                                                                                                                  ------------

                                                                                                SHARES
------------------------------------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime Portfolio(d)                                 6,265,097               6,265,097
                                                                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $6,844,097)                                                                                        6,844,097
                                                                                                                  ------------

TOTAL INVESTMENTS - 123.8%
 (Identified Cost $27,476,542)(a)                                                                                   32,695,896
 Other assets less liabilities--(23.8)%                                                                            (6,277,078)
                                                                                                                  ------------

TOTAL NET ASSETS - 100%                                                                                           $ 26,418,818
                                                                                                                  ------------

+See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
   At March 31, 2006, the net unrealized appreciation on investments based on cost of $27,476,542 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over cost      $  5,330,932
   Aggregate gross unrealized depreciation for all securities in which there is an excess of cost over value         (111,578)
                                                                                                                  ------------
   Net unrealized appreciation                                                                                    $  5,219,354
                                                                                                                  ------------

(b)All or a portion of this security was on loan to brokers at March 31, 2006.
(c)Non-income producing security.
(d)Represents investment of securities lending collateral.

HOLDINGS AT MARCH 31, 2006 AS A PERCENTAGE OF NET ASSETS

Commercial Services & Supplies           9.1% IT Services                      3.8%
Healthcare Providers & Services          7.4  Communications Equipment         3.8
Energy Equipment & Services              7.1  Capital Markets                  3.2
Healthcare Equipment & Supplies          6.6  Insurance                        2.9
Internet Software & Services             6.3  Real Estate                      2.6
Software                                 5.3  Textiles Apparel & Luxury Goods  2.4
Semiconductors & Semiconductor Equipment 5.2  Specialty Retail                 2.2
Biotechnology                            4.7  Hotels, Restaurants & Leisure    2.1
Diversified Consumer Services            4.6  Other, less than 2% each        14.4
Machinery                                4.2

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

LOOMIS SAYLES SMALL CAP VALUE FUND


                                             SHARES   VALUE (+)
---------------------------------------------------------------

COMMON STOCKS - 93.9% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 1.0%
Ladish Co., Inc.(b)(c)                      106,825 $ 3,094,720
Moog, Inc., Class A(c)                      140,750   4,995,218
                                                    -----------
                                                      8,089,938
                                                    -----------
AUTOMOBILES - 0.3%
Winnebago Industries, Inc.(b)                89,500   2,715,430
                                                    -----------
BUILDING PRODUCTS - 1.1%
Griffon Corp.(b)(c)                         246,750   6,129,270
Lennox International, Inc.(b)               101,875   3,041,988
                                                    -----------
                                                      9,171,258
                                                    -----------
CHEMICALS - 2.3%
Cytec Industries, Inc.                      126,175   7,571,762
FMC Corp.                                    53,600   3,322,128
MacDermid, Inc.(b)                           40,450   1,300,467
Minerals Technologies, Inc.                  25,075   1,464,631
Spartech Corp.                              205,675   4,936,200
                                                    -----------
                                                     18,595,188
                                                    -----------
COMMERCIAL BANKS - 9.9%
Alabama National Bancorp(b)                  69,650   4,764,060
Capital Corporation of the West(b)           67,050   2,462,076
Centerstate Banks of Florida, Inc.(b)        87,575   3,222,760
Community Bancorp(b)(c)                     105,875   3,278,949
CVB Financial Corp.(b)                      266,236   4,552,636
East West Bancorp, Inc.                     177,050   6,825,277
First Midwest Bancorp, Inc.                 190,400   6,962,928
First State Bancorporation(b)                80,900   2,148,704
IBERIABANK Corp.(b)                         114,819   6,495,311
Independent Bank Corp.(b)                   201,875   5,743,347
Midwest Banc Holdings, Inc.(b)              140,975   3,656,891
Pennsylvania Commerce Bancorp, Inc.(b)(c)    93,050   2,805,458
PrivateBankcorp, Inc.(b)                    155,025   6,431,987
Seacoast Banking Corp. of Florida(b)         93,875   2,732,701
Signature Bank(b)(c)                        195,550   6,372,974
Texas Regional Bancshares, Inc., Class A    165,193   4,871,527
Wintrust Financial Corp.(b)                 123,925   7,208,717
                                                    -----------
                                                     80,536,303
                                                    -----------
COMMERCIAL SERVICES & SUPPLIES - 2.9%
Adesa, Inc.                                 143,850   3,846,549
American Ecology Corp.(b)                    75,150   1,531,557
McGrath Rentcorp.(b)                        195,550   5,878,233
Navigant Consulting, Inc.(b)(c)             276,950   5,912,882
Waste Connections, Inc.(b)(c)               154,475   6,149,650
                                                    -----------
                                                     23,318,871
                                                    -----------
COMMUNICATIONS EQUIPMENT - 3.2%
ADTRAN, Inc.                                210,650   5,514,817
Anaren, Inc.(c)                             204,750   3,986,482
CommScope, Inc.(b)(c)                       311,725   8,899,749
Polycom, Inc.(c)                            164,075   3,557,146
SafeNet, Inc.(b)(c)                          96,025   2,542,742
Tekelec(b)(c)                               130,375   1,803,086
                                                    -----------
                                                     26,304,022
                                                    -----------

                                                  SHARES   VALUE (+)
--------------------------------------------------------------------

COMMON STOCKS - CONTINUED

COMPUTERS & PERIPHERALS - 2.4%
Avid Technology, Inc.(b)(c)                       93,825 $ 4,077,634
Electronics for Imaging, Inc.(b)(c)              220,875   6,177,874
Hutchinson Technology, Inc.(b)(c)                 73,700   2,223,529
Imation Corp.                                     99,450   4,267,399
McDATA Corp., Class A(b)(c)                      654,075   3,021,827
                                                         -----------
                                                          19,768,263
                                                         -----------
CONSTRUCTION & ENGINEERING - 1.6%
Insituform Technologies, Inc., Class A(b)(c)     144,950   3,855,670
Michael Baker Corp.(b)(c)                         54,125   1,533,361
Washington Group International, Inc.(b)          125,625   7,209,619
                                                         -----------
                                                          12,598,650
                                                         -----------
CONSTRUCTION MATERIALS - 1.2%
Eagle Materials, Inc.(b)                          56,025   3,572,154
Texas Industries, Inc.(b)                         96,825   5,856,944
                                                         -----------
                                                           9,429,098
                                                         -----------
CONSUMER FINANCE - 2.6%
Advanta Corp., Class B(b)                        260,980   9,622,333
First Cash Financial Services, Inc.(b)(c)        290,800   5,813,092
United PanAm Financial Corp.(c)                  174,125   5,380,462
                                                         -----------
                                                          20,815,887
                                                         -----------
DIVERSIFIED CONSUMER SERVICES - 0.4%
Vertrue, Inc.(b)(c)                               83,025   3,470,445
                                                         -----------
DIVERSIFIED FINANCIAL SERVICES - 0.9%
iShares Russell 2000 Value Index Fund(b)         100,700   7,526,318
                                                         -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES - 0.8%
Commonwealth Telephone Enterprises, Inc.(b)       68,100   2,346,045
Iowa Telecommunications Services, Inc.(b)        226,875   4,328,775
                                                         -----------
                                                           6,674,820
                                                         -----------
ELECTRIC UTILITIES - 0.5%
ALLETE, Inc.(b)                                   50,658   2,360,663
Otter Tail Corp.(b)                               57,725   1,656,130
                                                         -----------
                                                           4,016,793
                                                         -----------
ELECTRICAL EQUIPMENT - 2.1%
AMETEK, Inc.                                     169,525   7,621,844
General Cable Corp.(c)                           179,625   5,448,026
II-VI, Inc.(b)(c)                                236,275   4,274,215
                                                         -----------
                                                          17,344,085
                                                         -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.8%
Anixter International, Inc.(b)                   121,000   5,781,380
Cognex Corp.                                     113,425   3,361,917
Excel Technology, Inc.(b)(c)                     170,325   5,019,478
Keithley Instruments, Inc.(b)                    206,275   3,168,384
Rofin-Sinar Technologies, Inc.(b)(c)             105,025   5,685,003
                                                         -----------
                                                          23,016,162
                                                         -----------
ENERGY EQUIPMENT & SERVICES - 2.6%
Carbo Ceramics, Inc.(b)                           77,175   4,392,029
FMC Technologies, Inc.(c)                        165,300   8,466,666

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                  SHARES   VALUE (+)
--------------------------------------------------------------------

COMMON STOCKS - CONTINUED

ENERGY EQUIPMENT & SERVICES - CONTINUED
Helix Energy Solutions Group, Inc.(b)(c)         122,200 $ 4,631,380
Universal Compression Holdings, Inc.(c)           65,425   3,315,085
                                                         -----------
                                                          20,805,160
                                                         -----------
FOOD & STAPLES RETAILING - 1.1%
Casey's General Stores, Inc.                     149,025   3,408,202
Smart & Final, Inc.(b)(c)                        325,850   5,340,681
                                                         -----------
                                                           8,748,883
                                                         -----------
FOOD PRODUCTS - 0.7%
J & J Snack Foods Corp.(b)                       106,732   3,585,128
Ralcorp Holdings, Inc.(b)(c)                      60,200   2,290,610
                                                         -----------
                                                           5,875,738
                                                         -----------
GAS UTILITIES - 1.9%
ONEOK, Inc.                                      132,100   4,260,225
UGI Corp.                                        535,050  11,273,504
                                                         -----------
                                                          15,533,729
                                                         -----------
HEALTHCARE EQUIPMENT & SUPPLIES - 2.4%
Arrow International, Inc.(b)                     121,900   3,982,473
Intermagnetics General Corp.(b)(c)               156,038   3,908,739
Sybron Dental Specialties, Inc.(c)               114,525   4,723,011
Symmetry Medical, Inc.(b)(c)                     142,775   3,028,258
West Pharmaceutical Services, Inc.(b)            115,050   3,994,536
                                                         -----------
                                                          19,637,017
                                                         -----------
HEALTHCARE PROVIDERS & SERVICES - 0.5%
Healthspring, Inc.(c)                            219,200   4,079,312
                                                         -----------
HOTELS, RESTAURANTS & LEISURE - 3.3%
Bob Evans Farms, Inc.(b)                         191,050   5,676,095
CEC Entertainment, Inc.(b)(c)                     80,125   2,693,803
Fairmont Hotels & Resorts, Inc.(b)                82,225   3,675,457
Morton's Restaurant Group, Inc.(b)(c)            136,150   2,366,287
Steak n Shake Co.(b)(c)                          129,850   2,739,835
Sunterra Corp.(b)(c)                             354,000   5,055,120
Trump Entertainment Resorts, Inc.(b)(c)          254,950   4,721,674
                                                         -----------
                                                          26,928,271
                                                         -----------
INSURANCE - 6.6%
American Equity Investment Life Holding Co.(b)   460,625   6,605,362
AmerUs Group Co.(b)                               58,950   3,551,148
Delphi Financial Group, Inc.(b)                  142,500   7,357,275
Endurance Specialty Holdings Ltd.                120,000   3,906,000
KMG America Corp.(b)(c)                          314,075   2,688,482
Midland Co. (The)(b)                              33,368   1,167,213
National Financial Partners Corp.                130,275   7,363,143
Navigators Group, Inc.(c)(b)(c)                  118,150   5,860,240
Ohio Casualty Corp.                              193,675   6,139,498
Protective Life Corp.                             59,950   2,981,913
RLI Corp.(b)                                     102,700   5,884,710
                                                         -----------
                                                          53,504,984
                                                         -----------
INTERNET & CATALOG RETAIL - 0.2%
FTD Group, Inc.(b)(c)                            167,375   1,621,864
                                                         -----------

                                              SHARES   VALUE (+)
----------------------------------------------------------------

COMMON STOCKS - CONTINUED

INTERNET SOFTWARE & SERVICES - 0.6%
Digitas, Inc.(b)(c)                          333,100 $ 4,796,640
                                                     -----------
IT SERVICES - 1.9%
Perot Systems Corp., Class A(b)(c)           357,225   5,558,421
Wright Express Corp.(b)(c)                   366,050  10,267,702
                                                     -----------
                                                      15,826,123
                                                     -----------
MACHINERY - 8.2%
Actuant Corp., Class A(b)                    156,125   9,557,972
Albany International Corp., Class A(b)       201,750   7,684,657
Barnes Group, Inc.(b)                        148,125   5,999,063
CLARCOR, Inc.(b)                             162,150   5,772,540
Commercial Vehicle Group, Inc.(b)(c)         185,475   3,562,975
ESCO Technologies, Inc.(b)(c)                 55,350   2,803,478
Greenbrier Cos., Inc.(b)                      97,800   3,916,890
Harsco Corp.                                  75,925   6,272,923
IDEX Corp.                                   173,575   9,055,408
Lincoln Electric Holdings, Inc.(b)            52,375   2,827,726
Nordson Corp.                                100,375   5,004,698
RBC Bearings, Inc.(b)(c)                     218,900   4,487,450
                                                     -----------
                                                      66,945,780
                                                     -----------
MARINE - 0.9%
American Commercial Lines, Inc.(b)(c)        155,300   7,330,160
                                                     -----------
MEDIA - 4.1%
Harte-Hanks, Inc.                            257,125   7,032,368
John Wiley & Sons, Inc., Class A              87,700   3,319,445
Live Nation, Inc.(c)                         397,000   7,876,480
R.H. Donnelley Corp.(b)(c)                   112,525   6,552,331
Scholastic Corp.(b)(c)                        73,075   1,955,487
Thomas Nelson, Inc.(b)                       131,675   3,851,494
Valassis Communications, Inc.(c)             108,000   3,171,960
                                                     -----------
                                                      33,759,565
                                                     -----------
METALS & MINING - 2.2%
AMCOL International Corp.(b)                  88,825   2,558,160
Century Alum Co.(b)(c)                        32,800   1,392,360
Chaparral Steel Co.(b)(c)                    143,725   9,330,627
Reliance Steel & Aluminum Co.                 45,400   4,263,968
                                                     -----------
                                                      17,545,115
                                                     -----------
MULTI-UTILITIES & UNREGULATED POWER - 0.9%
NorthWestern Corp.                           226,275   7,046,204
                                                     -----------
MULTILINE RETAIL - 0.9%
Big Lots, Inc.(b)(c)                         244,425   3,412,173
Dollar Tree Stores, Inc.(c)                  154,575   4,277,090
                                                     -----------
                                                       7,689,263
                                                     -----------
OIL, GAS & CONSUMABLE FUELS - 2.7%
Alpha Natural Resources, Inc.(b)(c)          163,275   3,778,184
ATP Oil & Gas Corp.(b)(c)                     90,125   3,957,389
Denbury Resources, Inc.(c)                   189,500   6,001,465
Energy Partners Ltd.(b)(c)                   185,450   4,372,911
Remington Oil & Gas Corp.(b)(c)               90,025   3,890,880
                                                     -----------
                                                      22,000,829
                                                     -----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                            SHARES    VALUE (+)
-------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

PHARMACEUTICALS - 0.4%
Perrigo Co.                                                198,225 $  3,233,050
                                                                   ------------
REAL ESTATE - 5.7%
BioMed Realty Trust, Inc. REIT                             239,150    7,088,406
CBL & Associates Properties, Inc. REIT(b)                  136,150    5,779,568
Corporate Office Properties Trust REIT                     170,375    7,792,952
First Potomac Realty Trust REIT                            240,375    6,790,594
Kite Reality Group Trust REIT                              351,300    5,603,235
LaSalle Hotel Properties REIT                              168,000    6,888,000
Newcastle Investment Corp. REIT(b)                         164,900    3,944,408
Potlatch Corp.(b)                                           59,850    2,563,974
                                                                   ------------
                                                                     46,451,137
                                                                   ------------
ROAD & RAIL - 2.6%
Genesee & Wyoming, Inc., Class A(b)(c)                     210,638    6,462,358
Laidlaw International, Inc.                                309,400    8,415,680
Landstar System, Inc.                                       75,950    3,350,914
Marten Transport Ltd.(b)(c)                                170,850    3,090,677
                                                                   ------------
                                                                     21,319,629
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.0%
Diodes, Inc.(b)(c)                                         116,150    4,820,225
DSP Group, Inc.(b)(c)                                      211,350    6,131,263
Entegris, Inc.(b)(c)                                       426,550    4,538,492
Fairchild Semiconductor International, Inc., Class A(c)    288,100    5,494,067
Integrated Device Technology, Inc.(c)                      207,550    3,084,193
                                                                   ------------
                                                                     24,068,240
                                                                   ------------
SOFTWARE - 1.9%
Hyperion Solutions Corp.(c)                                141,837    4,623,886
MapInfo Corp.(b)(c)                                        178,550    2,503,271
Progress Software Corp.(c)                                 139,075    4,045,692
Quest Software, Inc.(c)                                    268,350    4,481,445
                                                                   ------------
                                                                     15,654,294
                                                                   ------------
SPECIALTY RETAIL - 1.3%
Charlotte Russe Holding, Inc.(b)(c)                        109,475    2,342,765
Men's Wearhouse, Inc.                                       86,174    3,097,094
Rent-A-Center, Inc.(c)                                     187,775    4,805,162
                                                                   ------------
                                                                     10,245,021
                                                                   ------------
TEXTILES APPAREL & LUXURY GOODS - 0.6%
Fossil, Inc.(b)(c)                                         133,050    2,472,069
Unifirst Corp/MA(b)                                         70,225    2,332,875
                                                                   ------------
                                                                      4,804,944
                                                                   ------------
TRADING COMPANIES & DISTRIBUTORS - 0.3%
Electro Rent Corp.(b)(c)                                   143,900    2,446,300
                                                                   ------------
WATER UTILITIES - 0.4%
American States Water Co.(b)                                96,050    3,588,428
                                                                   ------------

TOTAL COMMON STOCKS
 (Identified Cost $567,740,383)                                     764,877,211
                                                                   ------------

                                                                                       PRINCIPAL AMOUNT                VALUE (+)
--------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 29.2%

COMMERCIAL PAPER - 4.6%
Citigroup, Inc., 3.300%, 4/03/2006(d)                                                      $ 37,185,000           $   37,178,183
                                                                                                                  --------------

                                                                                                 SHARES
--------------------------------------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime Portfolio(e)                                200,515,426              200,515,426
                                                                                                                  --------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $237,693,609)                                                                                      237,693,609
                                                                                                                  --------------

TOTAL INVESTMENTS - 123.1%
 (Identified Cost $805,433,992)(a)                                                                                 1,002,570,820
 Other assets less liabilities--(23.1)%                                                                            (188,267,512)
                                                                                                                  --------------

TOTAL NET ASSETS - 100%                                                                                           $  814,303,308
                                                                                                                  --------------

+See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
   At March 31, 2006, the net unrealized appreciation on investments based on cost of $805,433,992 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost  $  201,103,725
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value     (3,966,897)
                                                                                                                  --------------
   Net unrealized appreciation                                                                                    $  197,136,828
                                                                                                                  --------------

(b)All or a portion of this security was on loan to brokers at March 31, 2006.
(c)Non-income producing security.
(d)Interest rate represents annualized yield at time of purchase; not a coupon rate.
(e)Represents investment of securities lending collateral.
REITReal Estate Investment Trust.

HOLDINGS AT MARCH 31, 2006 AS A PERCENTAGE OF NET ASSETS

Commercial Banks                         9.9% Oil, Gas & Consumable Fuels      2.7%
Machinery                                8.2  Road & Rail                      2.6
Insurance                                6.6  Consumer Finance                 2.6
Real Estate                              5.7  Energy Equipment & Services      2.6
Media                                    4.1  Computers & Peripherals          2.4
Hotels, Restaurants & Leisure            3.3  Healthcare Equipment & Supplies  2.4
Communications Equipment                 3.2  Chemicals                        2.3
Semiconductors & Semiconductor Equipment 3.0  Metals & Mining                  2.2
Commercial Services & Supplies           2.9  Electrical Equipment             2.1
Electronic Equipment & Instruments       2.8  Other, less than 2% each        22.3

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

LOOMIS SAYLES TAX-MANAGED EQUITY FUND


                                                     SHARES VALUE (+)
---------------------------------------------------------------------

COMMON STOCKS - 99.8% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 5.0%
Honeywell International, Inc.                         4,500  $192,465
United Technologies Corp.                             4,925   285,502
                                                            ---------
                                                              477,967
                                                            ---------
BEVERAGES - 4.9%
Molson Coors Brewing Co., Class B                     2,275   156,110
PepsiCo, Inc.                                         5,325   307,732
                                                            ---------
                                                              463,842
                                                            ---------
BIOTECHNOLOGY - 2.8%
Amgen, Inc.(b)                                        3,675   267,356
                                                            ---------
CAPITAL MARKETS - 8.3%
Bear Stearns Cos., Inc.                               1,775   246,192
Franklin Resources, Inc.                              2,375   223,820
Goldman Sachs Group, Inc.                             2,075   325,692
                                                            ---------
                                                              795,704
                                                            ---------
CHEMICALS - 5.3%
Ecolab, Inc.                                          6,025   230,155
Praxair, Inc.                                         5,050   278,507
                                                            ---------
                                                              508,662
                                                            ---------
COMMERCIAL BANKS - 6.0%
Bank of America Corp.                                 4,300   195,822
Wells Fargo & Co.                                     3,225   205,980
Zions Bancorporation                                  2,075   171,665
                                                            ---------
                                                              573,467
                                                            ---------
COMMERCIAL SERVICES & SUPPLIES - 1.8%
ARAMARK Corp., Class B                                5,700   168,378
                                                            ---------
COMMUNICATIONS EQUIPMENT - 9.3%
Cisco Systems, Inc.(b)                               15,250   330,467
Corning, Inc.(b)                                      5,800   156,078
Harris Corp.                                          5,250   248,273
QUALCOMM, Inc.                                        3,075   155,626
                                                            ---------
                                                              890,444
                                                            ---------
DIVERSIFIED FINANCIAL SERVICES - 2.1%
Citigroup, Inc.                                       4,225   199,547
                                                            ---------
DIVERSIFIED TELECOMMUNICATIONS SERVICES - 1.8%
AT&T, Inc.                                            6,200   167,648
                                                            ---------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
Flextronics International, Ltd.(b)                   14,175   146,711
                                                            ---------
ENERGY EQUIPMENT & SERVICES - 2.5%
GlobalSantaFe Corp.                                   4,000   243,000
                                                            ---------
HEALTHCARE EQUIPMENT & SUPPLIES - 4.4%
Kinetic Concepts, Inc.(b)                             2,650   109,100
Medtronic, Inc.                                       3,725   189,044
Zimmer Holdings, Inc.(b)                              1,775   119,990
                                                            ---------
                                                              418,134
                                                            ---------

                                                          SHARES  VALUE (+)
---------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HEALTHCARE PROVIDERS & SERVICES - 4.7%
Caremark Rx, Inc.(b)                                       3,200 $  157,376
WellPoint, Inc.(b)                                         3,750    290,363
                                                                 ----------
                                                                    447,739
                                                                 ----------
HOTELS, RESTAURANTS & LEISURE - 1.9%
Marriott International, Inc., Class A                      2,675    183,505
                                                                 ----------
INSURANCE - 4.7%
AFLAC, Inc.                                                4,000    180,520
Allstate Corp.                                             2,700    140,697
Everest Re Group Ltd.                                      1,425    133,052
                                                                 ----------
                                                                    454,269
                                                                 ----------
IT SERVICES - 1.0%
First Data Corp.                                           2,025     94,811
                                                                 ----------
MACHINERY - 4.9%
Danaher Corp.                                              3,800    241,490
Dover Corp.                                                4,625    224,590
                                                                 ----------
                                                                    466,080
                                                                 ----------
MEDIA - 3.4%
DIRECTV Group, Inc. (The)(b)                              11,850    194,340
Viacom, Inc., Class B(b)                                   3,412    132,386
                                                                 ----------
                                                                    326,726
                                                                 ----------
MULTILINE RETAIL - 3.5%
Federated Department Stores, Inc.                          2,000    146,000
Target Corp.                                               3,675    191,137
                                                                 ----------
                                                                    337,137
                                                                 ----------
OIL, GAS & CONSUMABLE FUELS - 7.7%
ConocoPhillips                                             3,200    202,080
Devon Energy Corp.                                         4,475    273,736
Exxon Mobil Corp.                                          4,225    257,133
                                                                 ----------
                                                                    732,949
                                                                 ----------
PERSONAL PRODUCTS - 1.6%
Alberto-Culver Co.                                         3,425    151,488
                                                                 ----------
PHARMACEUTICALS - 3.4%
Abbott Laboratories                                        5,125    217,659
Perrigo Co.                                                6,625    108,054
                                                                 ----------
                                                                    325,713
                                                                 ----------
ROAD & RAIL - 2.5%
Burlington Northern Santa Fe Corp.                         2,900    241,657
                                                                 ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.7%
DSP Group, Inc.(b)                                         3,675    106,612
Texas Instruments, Inc.                                    4,600    149,362
                                                                 ----------
                                                                    255,974
                                                                 ----------
SOFTWARE - 2.1%
Microsoft Corp.                                            7,400    201,354
                                                                 ----------

TOTAL COMMON STOCKS
 (Identified Cost $7,960,141)                                     9,540,262
                                                                 ----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                                                                                   VALUE (+)
----------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS - 99.8%
 (Identified Cost $7,960,141)(a)                                                                                  $9,540,262
 Other assets less liabilities--0.2%                                                                                  18,524
                                                                                                                  ----------

TOTAL NET ASSETS - 100%                                                                                           $9,558,786
                                                                                                                  ----------

+See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
   At March 31, 2006, the unrealized appreciation on investments based on cost of $7,960,141 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $1,727,016
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value  (146,895)
                                                                                                                  ----------
   Net unrealized appreciation                                                                                    $1,580,121
                                                                                                                  ----------

(b)Non-income producing security.

HOLDINGS AT MARCH 31, 2006 AS A PERCENTAGE OF NET ASSETS

Communications Equipment        9.3% Multiline Retail                         3.5%
Capital Markets                 8.3  Media                                    3.4
Oil, Gas & Consumable Fuels     7.7  Pharmaceuticals                          3.4
Commercial Banks                6.0  Biotechnology                            2.8
Chemicals                       5.3  Semiconductors & Semiconductor Equipment 2.7
Aerospace & Defense             5.0  Energy Equipment & Services              2.5
Machinery                       4.9  Road & Rail                              2.5
Beverages                       4.9  Software                                 2.1
Insurance                       4.7  Diversified Financial Services           2.1
Healthcare Providers & Services 4.7  Other, less than 2% each                 9.6
Healthcare Equipment & Supplies 4.4

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

LOOMIS SAYLES VALUE FUND

                                                 SHARES  VALUE (+)
------------------------------------------------------------------

COMMON STOCKS - 94.9% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 5.6%
Honeywell International, Inc.                    17,050 $  729,229
Northrop Grumman Corp.                           12,250    836,552
United Technologies Corp.                        13,025    755,059
                                                        ----------
                                                         2,320,840
                                                        ----------
BEVERAGES - 1.3%
Molson Coors Brewing Co., Class B(b)              7,750    531,805
                                                        ----------
CAPITAL MARKETS - 8.6%
Ameriprise Financial, Inc.                       10,910    491,605
Lehman Brothers Holdings, Inc.                    5,825    841,887
Mellon Financial Corp.                           13,650    485,940
Merrill Lynch & Co., Inc.                        10,925    860,453
Morgan Stanley                                   14,450    907,749
                                                        ----------
                                                         3,587,634
                                                        ----------
CHEMICALS - 1.8%
Praxair, Inc.                                    13,675    754,176
                                                        ----------
COMMERCIAL BANKS - 6.5%
Bank of America Corp.                            16,825    766,211
US Bancorp                                       26,050    794,525
Wachovia Corp.                                   12,504    700,849
Wells Fargo & Co.                                 7,200    459,864
                                                        ----------
                                                         2,721,449
                                                        ----------
COMMERCIAL SERVICES & SUPPLIES - 1.3%
ARAMARK Corp., Class B                           19,100    564,214
                                                        ----------
COMMUNICATIONS EQUIPMENT - 2.9%
Avaya, Inc.(c)                                   42,225    477,142
Motorola, Inc.                                   31,625    724,529
                                                        ----------
                                                         1,201,671
                                                        ----------
COMPUTERS & PERIPHERALS - 1.7%
Hewlett-Packard Co.                              21,925    721,333
                                                        ----------
CONSTRUCTION & ENGINEERING - 1.0%
Chicago Bridge & Iron Co. NV(b)                  16,700    400,800
                                                        ----------
CONSUMER FINANCE - 1.4%
American Express Co.                             11,050    580,678
                                                        ----------
DIVERSIFIED FINANCIAL SERVICES - 7.2%
CIT Group, Inc.                                  16,475    881,742
Citigroup, Inc.                                  21,100    996,553
J.P. Morgan Chase & Co.                          26,775  1,114,911
                                                        ----------
                                                         2,993,206
                                                        ----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES - 4.6%
AT&T, Inc.                                       29,175    788,892
BellSouth Corp.                                  32,250  1,117,462
                                                        ----------
                                                         1,906,354
                                                        ----------
ELECTRIC UTILITIES - 3.2%
Entergy Corp.                                    10,925    753,169
Exelon Corp.                                     11,325    599,093
                                                        ----------
                                                         1,352,262
                                                        ----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                             SHARES  VALUE (+)
--------------------------------------------------------------

COMMON STOCKS - CONTINUED

ELECTRICAL EQUIPMENT - 2.1%
ABB Ltd. ADR(b)(c)                           68,875 $  864,381
                                                    ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
Flextronics International, Ltd.(c)           38,400    397,440
                                                    ----------
ENERGY EQUIPMENT & SERVICES - 4.2%
GlobalSantaFe Corp.                          14,075    855,056
Halliburton Co.                              12,325    899,972
                                                    ----------
                                                     1,755,028
                                                    ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 1.7%
Baxter International, Inc.                    7,550    293,015
Beckman Coulter, Inc.                         7,575    413,368
                                                    ----------
                                                       706,383
                                                    ----------
HEALTHCARE PROVIDERS & SERVICES - 1.3%
Quest Diagnostics, Inc.                      10,775    552,758
                                                    ----------
HOTELS, RESTAURANTS & LEISURE - 1.8%
McDonald's Corp.                             22,450    771,382
                                                    ----------
INDEPENDENT POWER PRODUCER & ENERGY - 1.0%
NRG Energy, Inc.(c)                           9,350    422,807
                                                    ----------
INDUSTRIAL CONGLOMERATES - 1.5%
Tyco International Ltd.                      22,875    614,880
                                                    ----------
INSURANCE - 6.4%
Allstate Corp.                               15,975    832,457
American International Group, Inc.           12,250    809,603
Berkshire Hathaway, Inc., Class B(c)            144    433,728
Prudential Financial, Inc.                    7,925    600,794
                                                    ----------
                                                     2,676,582
                                                    ----------
MEDIA - 8.2%
Comcast Corp.(c)                             20,675    540,858
DIRECTV Group, Inc. (The)(b)(c)              51,900    851,160
McGraw-Hill Cos., Inc.                       10,875    626,617
News Corp., Class A                          37,250    618,723
Time Warner, Inc.                            45,950    771,500
                                                    ----------
                                                     3,408,858
                                                    ----------
MULTILINE RETAIL - 1.5%
Federated Department Stores, Inc.             8,450    616,850
                                                    ----------
OIL, GAS & CONSUMABLE FUELS - 6.3%
Exxon Mobil Corp.                            26,350  1,603,661
Occidental Petroleum Corp.                    6,450    597,592
XTO Energy, Inc.                              9,550    416,094
                                                    ----------
                                                     2,617,347
                                                    ----------
PHARMACEUTICALS - 2.8%
Abbott Laboratories                          11,700    496,899
Pfizer, Inc.                                 27,000    672,840
                                                    ----------
                                                     1,169,739
                                                    ----------
REAL ESTATE - 1.1%
Simon Property Group, Inc. REIT               5,650    475,391
                                                    ----------

                                                                                                 SHARES              VALUE (+)
------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

ROAD & RAIL - 2.1%
Burlington Northern Santa Fe Corp.                                                               10,550           $    879,132
                                                                                                                  ------------
SPECIALTY RETAIL - 3.3%
Office Depot, Inc.(c)                                                                            20,100                748,524
TJX Cos, Inc.                                                                                    25,475                632,289
                                                                                                                  ------------
                                                                                                                     1,380,813
                                                                                                                  ------------
TOBACCO - 1.5%
Altria Group, Inc.                                                                                8,925                632,425
                                                                                                                  ------------

TOTAL COMMON STOCKS
 (Identified Cost $29,884,962)                                                                                      39,578,618
                                                                                                                  ------------

                                                                                       PRINCIPAL AMOUNT
------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 11.1%

COMMERCIAL PAPER - 5.0%
Citigroup, Inc., 3.300%, 4/03/06(d)                                                         $ 2,087,000              2,086,618
                                                                                                                  ------------

                                                                                                 SHARES
------------------------------------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime Portfolio(e)                                  2,530,770              2,530,770
                                                                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $4,617,388)                                                                                        4,617,388
                                                                                                                  ------------

TOTAL INVESTMENTS - 106.0%
 (Identified Cost $34,502,350)(a)                                                                                   44,196,006
 Other assets less liabilities--(6.0)%                                                                             (2,501,909)
                                                                                                                  ------------

TOTAL NET ASSETS - 100%                                                                                           $ 41,694,097
                                                                                                                  ------------

+See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
   At March 31, 2006, the net unrealized appreciation on investments based on cost of $34,502,350 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost  $  9,907,123
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value     (213,467)
                                                                                                                  ------------
   Net unrealized appreciation                                                                                    $  9,693,656
                                                                                                                  ------------

(b)All or a portion of this security was on loan to brokers at March 31, 2006.
(c)Non-income producing security.
(d)Interest rate represents annualized yield at time of purchase; not a coupon rate.
(e)Represents investment of securities lending collateral.
ADRAn American Depositary Receipt (ADR) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United States.
REITReal Estate Investment Trust.

HOLDINGS AT MARCH 31, 2006 AS A PERCENTAGE OF NET ASSETS

Capital Markets                         8.6% Energy Equipment & Services  4.2%
Media                                   8.2  Specialty Retail             3.3
Diversified Financial Services          7.2  Electric Utilities           3.2
Commercial Banks                        6.5  Communications Equipment     2.9
Insurance                               6.4  Pharmaceuticals              2.8
Oil, Gas & Consumable Fuels             6.3  Road & Rail                  2.1
Aerospace & Defense                     5.6  Electrical Equipment         2.1
Diversified Telecommunications Services 4.6  Other, less than 2% each    20.9

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2006 (UNAUDITED)

                                                                AGGRESSIVE       SMALL CAP
                                                                GROWTH FUND     GROWTH FUND
---------------------------------------------------------------------------------------------
ASSETS
Investments at cost                                           $   52,886,411  $   27,476,542
Net unrealized appreciation                                       12,190,694       5,219,354
                                                              --------------  --------------
Investments at value                                              65,077,105      32,695,896
Cash                                                                     434             681
Receivable for Fund shares sold                                       39,928           3,503
Receivable for securities sold                                     1,222,798         589,496
Dividends and interest receivable                                      8,442              47
Receivable from investment adviser                                    12,077          11,679
Securities lending income receivable                                   5,693             544
                                                              --------------  --------------
    TOTAL ASSETS                                                  66,366,477      33,301,846
                                                              --------------  --------------

LIABILITIES
Collateral on securities loaned, at value (Note 2)                12,115,232       6,265,097
Payable for securities purchased                                   1,046,130         535,664
Payable for Fund shares redeemed                                      11,666           9,026
Management fees payable                                               32,750          16,002
Deferred Trustees' fees                                               14,661          13,569
Administrative fees payable                                            5,902           5,531
Trustees' fees payable                                                 8,553           7,475
Service and distribution fees payable                                    226              28
Other accounts payable and accrued expenses                           26,030          30,636
                                                              --------------  --------------
    TOTAL LIABILITIES                                             13,261,150       6,883,028
                                                              --------------  --------------
NET ASSETS                                                    $   53,105,327  $   26,418,818
                                                              --------------  --------------
Net Assets consist of:
 Paid-in capital                                              $  137,623,741  $  224,286,109
 Undistributed (overdistributed) net investment income (loss)       (156,924)        (92,937)
 Accumulated net realized gain (loss) on investments             (96,552,184)   (202,993,708)
 Net unrealized appreciation on investments                       12,190,694       5,219,354
                                                              --------------  --------------
NET ASSETS                                                    $   53,105,327  $   26,418,818
                                                              --------------  --------------
NET ASSET VALUE AND OFFERING PRICE
INSTITUTIONAL CLASS
 Net assets                                                   $   19,960,685  $   22,347,646
                                                              --------------  --------------
 Shares of beneficial interest                                       880,492       1,710,230
                                                              --------------  --------------
 Net asset value, offering and redemption price per share     $        22.67  $        13.07
                                                              --------------  --------------
RETAIL CLASS
 Net assets                                                   $   33,144,642  $    4,071,172
                                                              --------------  --------------
 Shares of beneficial interest                                     1,492,969         318,949
                                                              --------------  --------------
 Net asset value, offering and redemption price per share     $        22.20  $        12.76
                                                              --------------  --------------
ADMIN CLASS
 Net assets                                                               --              --
                                                              --------------  --------------
 Shares of beneficial interest                                            --              --
                                                              --------------  --------------
 Net asset value, offering and redemption price per share                 --              --
                                                              --------------  --------------
Value of securities on loan (Note 2)                          $   12,029,531  $    6,169,083
                                                              --------------  --------------

                See accompanying notes to financial statements.

                    SMALL CAP     TAX-MANAGED
                    VALUE FUND    EQUITY FUND    VALUE FUND
                  -------------------------------------------
                  $  805,433,992 $   7,960,141  $  34,502,350
                     197,136,828     1,580,121      9,693,656
                  -------------------------------------------
                   1,002,570,820     9,540,262     44,196,006
                       6,143,472        61,057            675
                       4,756,525            --         66,339
                       1,717,043       223,268        514,262
                       1,724,714         5,941         39,726
                              --        10,615          2,974
                          13,739            --            168
                  -------------------------------------------
                   1,016,926,313     9,841,143     44,820,150
                  -------------------------------------------

                     200,515,426            --      2,530,770
                         313,285       256,985        550,149
                       1,005,665            --             --
                         504,808         4,025         17,406
                          44,355        12,086         13,781
                          79,272           919          4,678
                          26,375         7,086          7,969
                           2,860            --             --
                         130,959         1,256          1,300
                  -------------------------------------------
                     202,623,005       282,357      3,126,053
                  -------------------------------------------
                  $  814,303,308 $   9,558,786  $  41,694,097
                  -------------------------------------------
                  $  574,211,234 $  12,022,168  $  30,552,949
                       1,349,660        22,894         94,201
                      41,605,586    (4,066,397)     1,353,291
                     197,136,828     1,580,121      9,693,656
                  -------------------------------------------
                  $  814,303,308 $   9,558,786  $  41,694,097
                  -------------------------------------------
                  $  459,739,932 $   9,558,786  $  41,694,097
                  -------------------------------------------
                      16,178,576       977,717      2,127,488
                  -------------------------------------------
                  $        28.42 $        9.78  $       19.60
                  -------------------------------------------
                  $  286,476,921            --             --
                  -------------------------------------------
                      10,150,437            --             --
                  -------------------------------------------
                  $        28.22            --             --
                  -------------------------------------------
                  $   68,086,455            --             --
                  -------------------------------------------
                       2,438,372            --             --
                  -------------------------------------------
                  $        27.92            --             --
                  -------------------------------------------
                  $  196,745,513 $          --  $   2,461,946
                  -------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2006 (UNAUDITED)

                                                                     AGGRESSIVE       SMALL CAP
                                                                     GROWTH FUND     GROWTH FUND
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                           $    107,989    $     15,523
Interest                                                                  13,315           8,713
Securities lending income                                                 15,235           4,635
Less net foreign taxes withheld                                               --              --
                                                                    ------------    ------------
                                                                         136,539          28,871
                                                                    ------------    ------------

EXPENSES
Management fees                                                          182,094          77,882
Distribution fees--Retail Class                                           36,053           4,396
Service and distribution fees--Admin Class                                    --              --
Trustees' fees and expenses                                               12,221          10,787
Administrative fees                                                       12,160           4,240
Custodian                                                                  8,930           8,712
Transfer agent fees--Institutional Class, Retail Class, Admin Class       43,086          19,132
Audit and tax services                                                    15,847          17,022
Registration                                                              14,590          16,535
Shareholder reporting                                                     11,040           8,614
Legal                                                                      1,823             890
Expense recapture (Note 4)                                                    --              --
Miscellaneous                                                              3,919           3,302
                                                                    ------------    ------------
Total expenses                                                           341,763         171,512
Less reimbursement/waiver                                                (62,961)        (63,273)
                                                                    ------------    ------------
Net expenses                                                             278,802         108,239
                                                                    ------------    ------------
Net investment income (loss)                                            (142,263)        (79,368)
                                                                    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

REALIZED GAIN ON:
Investments--net                                                       4,392,639       1,675,114
                                                                    ------------    ------------

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments--net                                                       4,061,978       2,002,401
                                                                    ------------    ------------
Net realized and unrealized gain on investments                        8,454,617       3,677,515
                                                                    ------------    ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $  8,312,354    $  3,598,147
                                                                    ------------    ------------

                See accompanying notes to financial statements.

                    SMALL CAP       TAX-MANAGED
                    VALUE FUND      EQUITY FUND   VALUE FUND
                   -------------------------------------------
                   $  5,478,023    $     64,892  $    379,026
                        453,826             256        19,432
                         91,376               3           921
                           (740)             --           (58)
                   -------------------------------------------
                      6,022,485          65,151       399,321
                   -------------------------------------------

                      2,761,265          23,193        96,393
                        311,974              --            --
                        165,590              --            --
                         38,134          10,268        11,497
                        207,494           2,354         9,873
                         27,114           6,395         7,667
                        234,835             696        13,040
                         16,376          12,323        14,249
                         27,370          10,096         7,208
                         58,956           2,941         5,264
                         21,390             242         1,226
                         35,456              --            --
                         16,258           3,112         3,469
                   -------------------------------------------
                      3,922,212          71,620       169,886
                       (132,068)        (41,470)       (6,081)
                   -------------------------------------------
                      3,790,144          30,150       163,805
                   -------------------------------------------
                      2,232,341          35,001       235,516
                   -------------------------------------------


                     51,432,347         129,889     2,331,266
                   -------------------------------------------

                     46,050,133         456,654     1,390,116
                   -------------------------------------------
                     97,482,480         586,543     3,721,382
                   -------------------------------------------

                   $ 99,714,821    $    621,544  $  3,956,898
                   -------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

AGGRESSIVE GROWTH FUND

                                                                         SIX MONTHS ENDED
                                                                          MARCH 31, 2006      YEAR ENDED
                                                                           (UNAUDITED)    SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                                        $  (142,263)      $  (372,012)
Net realized gain on investments                                             4,392,639         8,280,912
Net change in unrealized appreciation (depreciation) on investments          4,061,978         2,760,613
                                                                         ---------------- ------------------
Increase in net assets resulting from operations                             8,312,354        10,669,513
                                                                         ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                 --          (280,790)
Retail Class                                                                        --          (217,988)
CAPITAL GAINS:
Institutional Class                                                                 --                --
Retail Class                                                                        --                --
                                                                         ---------------- ------------------
Total Distributions                                                                 --          (498,778)
                                                                         ---------------- ------------------
DECREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)    (7,168,345)       (8,782,602)
                                                                         ---------------- ------------------
REDEMPTION FEES
Institutional Class                                                                 --                --
Retail Class                                                                        --                --
                                                                         ---------------- ------------------
Total increase in net assets                                                 1,144,009         1,388,133
                                                                         ---------------- ------------------
NET ASSETS
Beginning of period                                                         51,961,318        50,573,185
                                                                         ---------------- ------------------
End of period                                                              $53,105,327       $51,961,318
                                                                         ---------------- ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)               $  (156,924)      $   (14,661)
                                                                         ---------------- ------------------

SMALL CAP GROWTH FUND

                                                                                    SIX MONTHS ENDED
                                                                                     MARCH 31, 2006      YEAR ENDED
                                                                                      (UNAUDITED)    SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                                                   $   (79,368)      $   (209,903)
Net realized gain on investments                                                        1,675,114          4,895,374
Net change in unrealized appreciation (depreciation) on investments                     2,002,401            483,981
                                                                                    ---------------- ------------------
Increase in net assets resulting from operations                                        3,598,147          5,169,452
                                                                                    ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                            --                 --
Retail Class                                                                                   --                 --
CAPITAL GAINS:
Institutional Class                                                                            --                 --
Retail Class                                                                                   --                 --
                                                                                    ---------------- ------------------
Total Distributions                                                                            --                 --
                                                                                    ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)     3,443,479        (16,249,525)
                                                                                    ---------------- ------------------
REDEMPTION FEES
Institutional Class                                                                           230              1,091
Retail Class                                                                                   44                344
                                                                                    ---------------- ------------------
Total increase (decrease) in net assets                                                 7,041,900        (11,078,638)
                                                                                    ---------------- ------------------
NET ASSETS
Beginning of period                                                                    19,376,918         30,455,556
                                                                                    ---------------- ------------------
End of period                                                                         $26,418,818       $ 19,376,918
                                                                                    ---------------- ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                          $   (92,937)      $    (13,569)
                                                                                    ---------------- ------------------

                See accompanying notes to financial statements.

SMALL CAP VALUE FUND


                                                                         SIX MONTHS ENDED
                                                                          MARCH 31, 2006      YEAR ENDED
                                                                           (UNAUDITED)    SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                      $  2,232,341      $  2,280,117
Net realized gain on investments                                             51,432,347        58,138,015
Net change in unrealized appreciation (depreciation) on investments          46,050,133        43,086,275
                                                                         ---------------- ------------------
Increase in net assets resulting from operations                             99,714,821       103,504,407
                                                                         ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                          (2,173,458)         (330,114)
Retail Class                                                                   (748,627)               --
Admin Class                                                                     (47,377)               --
CAPITAL GAINS:
Institutional Class                                                         (36,009,633)      (36,097,787)
Retail Class                                                                (21,502,778)      (18,456,167)
Admin Class                                                                  (6,186,131)       (6,757,571)
                                                                         ---------------- ------------------
Total Distributions                                                         (66,668,004)      (61,641,639)
                                                                         ---------------- ------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)     74,684,439        82,243,991
                                                                         ---------------- ------------------
REDEMPTION FEES
Institutional Class                                                               5,137             5,541
Retail Class                                                                      3,053             3,209
Admin Class                                                                         809               956
                                                                         ---------------- ------------------
Total increase in net assets                                                107,740,255       124,116,465
                                                                         ---------------- ------------------
NET ASSETS
Beginning of period                                                         706,563,053       582,446,588
                                                                         ---------------- ------------------
End of period                                                              $814,303,308      $706,563,053
                                                                         ---------------- ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)               $  1,349,660      $  2,086,781
                                                                         ---------------- ------------------

TAX-MANAGED EQUITY FUND

                                                                                    SIX MONTHS ENDED
                                                                                     MARCH 31, 2006      YEAR ENDED
                                                                                      (UNAUDITED)    SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                  $   35,001        $   46,163
Net realized gain on investments                                                          129,889            19,715
Net change in unrealized appreciation (depreciation) on investments                       456,654           533,250
                                                                                    ---------------- ------------------
Increase in net assets resulting from operations                                          621,544           599,128
                                                                                    ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                       (54,165)          (23,811)
CAPITAL GAINS:
Institutional Class                                                                            --                --
                                                                                    ---------------- ------------------
Total Distributions                                                                       (54,165)          (23,811)
                                                                                    ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)      (238,867)        3,452,918
                                                                                    ---------------- ------------------
REDEMPTION FEES
Institutional Class                                                                            --                --
                                                                                    ---------------- ------------------
Total increase in net assets                                                              328,512         4,028,235
NET ASSETS
Beginning of period                                                                     9,230,274         5,202,039
                                                                                    ---------------- ------------------
End of period                                                                          $9,558,786        $9,230,274
                                                                                    ---------------- ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                           $   22,894        $   42,058
                                                                                    ---------------- ------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

VALUE FUND


                                                                                    SIX MONTHS ENDED
                                                                                     MARCH 31, 2006      YEAR ENDED
                                                                                      (UNAUDITED)    SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                 $   235,516       $   397,776
Net realized gain on investments                                                        2,331,266         2,769,664
Net change in unrealized appreciation (depreciation) on investments                     1,390,116         2,911,452
                                                                                    ---------------- ------------------
Increase in net assets resulting from operations                                        3,956,898         6,078,892
                                                                                    ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                      (530,299)         (524,122)
CAPITAL GAINS:
Institutional Class                                                                    (1,548,378)               --
                                                                                    ---------------- ------------------
Total Distributions                                                                    (2,078,677)         (524,122)
                                                                                    ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)     2,561,275        (1,863,227)
                                                                                    ---------------- ------------------
REDEMPTION FEES
Institutional Class                                                                            --                --
                                                                                    ---------------- ------------------
Total increase in net assets                                                            4,439,496         3,691,543
                                                                                    ---------------- ------------------
NET ASSETS
Beginning of period                                                                    37,254,601        33,563,058
                                                                                    ---------------- ------------------
End of period                                                                         $41,694,097       $37,254,601
                                                                                    ---------------- ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                          $    94,201       $   388,984
                                                                                    ---------------- ------------------


                See accompanying notes to financial statements.

                      THIS PAGE INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

                              INCOME (LOSS) FROM INVESTMENT OPERATIONS:       LESS DISTRIBUTIONS:
                              ------------------------------------------  ----------------------------
                    Net asset
                     value,                    Net realized                 Dividends    Distributions
                    beginning      Net        and unrealized Total from        from        from net
                     of the    investment     gain (loss) on investment   net investment   realized
                     period   income (loss)    investments   operations       income     capital gains
------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND

INSTITUTIONAL CLASS
3/31/2006(e)         $19.00      $(0.05)(c)      $  3.72      $  3.67         $   --        $   --
9/30/2005             15.50       (0.10)(c)         3.78         3.68          (0.18)           --
9/30/2004             13.69       (0.13)(c)         1.94         1.81             --            --
9/30/2003             10.70       (0.10)(c)         3.09         2.99             --            --
9/30/2002             13.56       (0.13)(c)        (2.73)       (2.86)            --            --
9/30/2001             47.71       (0.20)(c)       (33.43)      (33.63)            --         (0.52)

RETAIL CLASS
3/31/2006(e)         $18.63      $(0.07)(c)      $  3.64      $  3.57         $   --        $   --
9/30/2005             15.20       (0.14)(c)         3.70         3.56          (0.13)           --
9/30/2004             13.46       (0.16)(c)         1.90         1.74             --            --
9/30/2003             10.55       (0.13)(c)         3.04         2.91             --            --
9/30/2002             13.41       (0.16)(c)        (2.70)       (2.86)            --            --
9/30/2001             47.33       (0.25)(c)       (33.15)      (33.40)            --         (0.52)



(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b) The adviser has agreed to waive/reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Annualized for periods less than one year.
(e) For the six months ended March 31, 2006 (Unaudited).

                See accompanying notes to financial statements.

                See accompanying notes to financial statements.

                                                                  RATIOS TO AVERAGE NET ASSETS:
---------------                                         --------------------------------------------------

                          Net asset         Net assets,
                            value,   Total    end of                                          Net         Portfolio
    Total      Redemption end of the return the period        Net            Gross         investment     turnover
distributions     fee       period    %(a)     (000)    Expenses %(b)(d) Expenses %(d) income (loss) %(d)  rate %
-------------------------------------------------------------------------------------------------------------------

       $   --     $--       $22.67    19.4    $19,961         1.00           1.16            (0.45)           95
        (0.18)     --        19.00    23.9     26,159         1.00           1.21            (0.60)          280
           --      --        15.50    13.2     25,191         1.00           1.17            (0.84)          284
           --      --        13.69    27.9     23,866         1.00           1.23            (0.88)          248
           --      --        10.70   (21.1)    13,421         1.00           1.31            (0.91)          220
        (0.52)     --        13.56   (71.1)    16,347         1.00           1.13            (0.75)          258

       $   --     $--       $22.20    19.2    $33,145         1.25           1.58            (0.68)           95
        (0.13)     --        18.63    23.6     25,802         1.25           1.50            (0.85)          280
           --      --        15.20    12.9     25,382         1.25           1.42            (1.10)          284
           --      --        13.46    27.6     32,813         1.25           1.47            (1.13)          248
           --      --        10.55   (21.3)    26,885         1.25           1.45            (1.16)          220
        (0.52)     --        13.41   (71.2)    41,456         1.25           1.37            (1.01)          258

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS:           LESS DISTRIBUTIONS:
                               -------------------------------------------     ----------------------------
                     Net asset
                      value,                     Net realized                    Dividends    Distributions
                     beginning      Net         and unrealized Total from           from        from net
                      of the    investment      gain (loss) on investment      net investment   realized
                      period   income (loss)     investments   operations          income     capital gains
-----------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

INSTITUTIONAL CLASS
3/31/2006(f)          $11.08      $(0.04)(c)       $  2.03      $  1.99            $   --        $   --
9/30/2005               8.96       (0.08)(c)          2.20         2.12                --            --
9/30/2004               8.59       (0.09)(c)          0.46         0.37                --            --
9/30/2003               6.35       (0.06)(c)          2.30         2.24                --            --
9/30/2002               8.83       (0.08)(c)         (2.40)       (2.48)               --            --
9/30/2001              26.98       (0.12)(c)        (17.06)      (17.18)               --         (0.97)

RETAIL CLASS
3/31/2006(f)          $10.84      $(0.06)(c)       $  1.98      $  1.92            $   --        $   --
9/30/2005               8.78       (0.11)(c)          2.17         2.06                --            --
9/30/2004               8.45       (0.11)(c)          0.44         0.33                --            --
9/30/2003               6.26       (0.08)(c)          2.27         2.19                --            --
9/30/2002               8.72       (0.10)(c)         (2.36)       (2.46)               --            --
9/30/2001              26.74       (0.15)(c)        (16.90)      (17.05)               --         (0.97)

SMALL CAP VALUE FUND

INSTITUTIONAL CLASS
3/31/2006(f)          $27.43      $ 0.10(c)        $  3.46      $  3.56            $(0.15)       $(2.42)
9/30/2005              25.75        0.13(c)           4.22         4.35             (0.02)        (2.65)
9/30/2004              21.34        0.04(c)           4.97         5.01             (0.05)        (0.55)
9/30/2003              17.28        0.05(c)           4.01         4.06                --            --
9/30/2002              19.89        0.10(c)          (0.36)       (0.26)            (0.11)        (2.24)
9/30/2001              20.42        0.16(c)           0.60         0.76             (0.20)        (1.09)

RETAIL CLASS
3/31/2006(f)          $27.23      $ 0.07(c)        $  3.42      $  3.49            $(0.08)       $(2.42)
9/30/2005              25.62        0.06(c)           4.20         4.26                --         (2.65)
9/30/2004              21.25       (0.02)(c)          4.95         4.93             (0.01)        (0.55)
9/30/2003              17.25       (0.00)(c)(d)       4.00         4.00                --            --
9/30/2002              19.85        0.05(c)          (0.35)       (0.30)            (0.06)        (2.24)
9/30/2001              20.38        0.11(c)           0.60         0.71             (0.15)        (1.09)

ADMIN CLASS
3/31/2006(f)          $26.94      $ 0.03(c)        $  3.39      $  3.42            $(0.02)       $(2.42)
9/30/2005              25.43       (0.00)(c)(d)       4.16         4.16                --         (2.65)
9/30/2004              21.13       (0.08)(c)          4.93         4.85                --         (0.55)
9/30/2003              17.20       (0.05)(c)          3.98         3.93                --            --
9/30/2002              19.80       (0.00)(c)(d)      (0.35)       (0.35)            (0.01)        (2.24)
9/30/2001              20.34        0.05(c)           0.60         0.65             (0.10)        (1.09)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b) The adviser has agreed to waive/reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Amount rounds to less than $0.01 per share.
(e) Annualized for periods less than one year.
(f) For the six months ended March 31, 2006 (Unaudited).
(g) Includes expense recapture of 0.02%. See Note 4 of Notes to Financial Statements.

                See accompanying notes to financial statements.

                                                         RATIOS TO AVERAGE NET ASSETS:
--------------                                         ----------------------------------

                         Net asset         Net assets,                          Net
                           value,   Total    end of      Net     Gross       investment  Portfolio
    Total     Redemption end of the return the period  Expenses Expenses    income(loss) turnover
distributions    fee       period    %(a)     (000)    %(b)(e)    %(e)          %(e)      rate %
--------------------------------------------------------------------------------------------------

   $   --       $0.00(d)   $13.07    18.0   $ 22,348     1.00     1.57         (0.72)        53
       --        0.00(d)    11.08    23.7     15,785     1.00     1.70         (0.85)       227
       --        0.00(d)     8.96     4.3     15,867     1.00     1.31         (0.95)       217
       --          --        8.59    35.3     22,519     1.00     1.19         (0.91)       190
       --          --        6.35   (28.1)    42,415     1.00     1.07         (0.90)       162
    (0.97)         --        8.83   (65.2)   124,479     0.99     0.99         (0.74)       140

   $   --       $0.00(d)   $12.76    17.7   $  4,071     1.25     2.07         (0.98)        53
       --        0.00(d)    10.84    23.5      3,592     1.25     1.87         (1.14)       227
       --        0.00(d)     8.78     3.9     14,589     1.25     1.52         (1.19)       217
       --          --        8.45    35.0     30,345     1.25     1.43         (1.17)       190
       --          --        6.26   (28.2)    32,135     1.25     1.33         (1.15)       162
    (0.97)         --        8.72   (65.3)    50,197     1.25     1.26         (1.01)       140


   $(2.57)      $0.00(d)   $28.42    14.1   $459,740     0.90     0.90/(g)/     0.74         33
    (2.67)       0.00(d)    27.43    18.0    403,110     0.90     0.93          0.48         59
    (0.60)       0.00(d)    25.75    23.8    346,356     0.90     0.93          0.16         70
       --          --       21.34    23.5    289,945     0.90     0.94          0.26         74
    (2.35)         --       17.28    (2.6)   234,370     0.94     0.96          0.48         86
    (1.29)         --       19.89     3.9    215,439     0.98     0.98          0.76         98

   $(2.50)      $0.00(d)   $28.22    13.9   $286,477     1.15     1.20          0.49         33
    (2.65)       0.00(d)    27.23    17.7    235,948     1.15     1.20          0.24         59
    (0.56)       0.00(d)    25.62    23.5    173,411     1.15     1.18         (0.08)        70
       --          --       21.25    23.2    140,152     1.15     1.20         (0.01)        74
    (2.30)         --       17.25    (2.8)    86,816     1.19     1.20          0.22         86
    (1.24)         --       19.85     3.6     97,544     1.22     1.22          0.51         98

   $(2.44)      $0.00(d)   $27.92    13.8   $ 68,086     1.40     1.62          0.23         33
    (2.65)       0.00(d)    26.94    17.4     67,505     1.40     1.43         (0.01)        59
    (0.55)       0.00(d)    25.43    23.3     62,680     1.40     1.43         (0.33)        70
       --          --       21.13    22.9     37,411     1.40     1.47         (0.27)        74
    (2.25)         --       17.20    (3.0)    24,655     1.44     1.53         (0.01)        86
    (1.19)         --       19.80     3.3     16,471     1.50     1.59          0.23         98

                See accompanying notes to financial statements.

                              INCOME (LOSS) FROM INVESTMENT OPERATIONS:       LESS DISTRIBUTIONS:
                              ------------------------------------------  ----------------------------
                    Net asset
                     value,                 Net realized                    Dividends    Distributions
                    beginning    Net       and unrealized   Total from         from        from net
                     of the   investment   gain (loss) on   investment    net investment   realized
                     period     income      investments     operations        income     capital gains
------------------------------------------------------------------------------------------------------
TAX-MANAGED EQUITY FUND

INSTITUTIONAL CLASS
3/31/2006(e)         $ 9.20     $0.04(c)       $ 0.60         $ 0.64          $(0.06)       $   --
9/30/2005              8.49      0.05(c)         0.69           0.74           (0.03)           --
9/30/2004              7.66      0.05(c)         0.97           1.02           (0.19)           --
9/30/2003              6.78      0.06(c)         0.85           0.91           (0.03)           --
9/30/2002              7.67      0.06(c)        (0.81)         (0.75)          (0.14)           --
9/30/2001             11.16      0.12(c)        (1.60)         (1.48)          (0.09)        (1.92)

VALUE FUND

INSTITUTIONAL CLASS
3/31/2006(e)         $18.72     $0.12(c)       $ 1.82         $ 1.94          $(0.27)       $(0.79)
9/30/2005             15.95      0.20(c)         2.83           3.03           (0.26)           --
9/30/2004             13.52      0.21(c)         2.39           2.60           (0.17)           --
9/30/2003             11.17      0.15(c)         2.29           2.44           (0.09)           --
9/30/2002             13.90      0.13(c)        (2.42)         (2.29)          (0.16)        (0.28)
9/30/2001             15.12      0.14(c)        (1.19)         (1.05)          (0.17)           --



(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b) The adviser has agreed to waive/reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Annualized for periods less than one year.
(e) For the six months ended March 31, 2006 (Unaudited).

                See accompanying notes to financial statements.

                                                                  RATIOS TO AVERAGE NET ASSETS:
--------------                                              -------------------------------------------

                         Net asset              Net assets,
                           value,               end of the                                     Net     Portfolio
    Total     Redemption end of the    Total      period          Net            Gross     investment  turnover
distributions    fee       period   return %(a)    (000)    Expenses %(b)(d) Expenses %(d) income %(d)  rate %
----------------------------------------------------------------------------------------------------------------

   $(0.06)       $--       $ 9.78        7.0      $ 9,559         0.65           1.54         0.75         31
    (0.03)        --         9.20        8.7        9,230         0.65           2.02         0.59         38
    (0.19)        --         8.49       13.4        5,202         0.65           3.39         0.59         27
    (0.03)        --         7.66       13.5        2,490         0.65           1.82         0.81        200
    (0.14)        --         6.78      (10.1)      17,426         0.65           1.14         0.72        188
    (2.01)        --         7.67      (15.9)      19,211         0.65           1.05         1.29        300


   $(1.06)       $--       $19.60       10.7      $41,694         0.85           0.88         1.22         19
    (0.26)        --        18.72       19.2       37,255         0.85           0.92         1.13         34
    (0.17)        --        15.95       19.4       33,563         0.85           0.93         1.38         47
    (0.09)        --        13.52       22.0       37,959         0.85           0.92         1.23         56
    (0.44)        --        11.17      (17.2)      33,025         0.85           0.90         0.90         66
    (0.17)        --        13.90       (7.1)      39,549         0.85           0.96         0.87         90

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2006 (UNAUDITED)


1. ORGANIZATION. Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts" and each a "Trust") are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trusts in multiple series (individually, a "Fund" and collectively, the "Funds"). Shares of Loomis Sayles Tax-Managed Equity Fund were first registered under the Securities Act of 1933 (the "1933 Act") effective March 7, 1997 (subsequent to its commencement of investment operations). Information presented in these financial statements pertains to certain equity funds of the Trusts; the financial statements for the remaining equity funds and the fixed income funds are presented in separate reports. The following Funds are included in this report:

LOOMIS SAYLES FUNDS I:
Loomis Sayles Small Cap Value Fund (the "Small Cap Value Fund")

LOOMIS SAYLES FUNDS II:
Loomis Sayles Aggressive Growth Fund (the "Aggressive Growth Fund") Loomis Sayles Small Cap Growth Fund (the "Small Cap Growth Fund")
Loomis Sayles Tax-Managed Equity Fund (the "Tax-Managed Equity Fund") Loomis Sayles Value Fund (the "Value Fund")

Each Fund offers Institutional Class Shares. Aggressive Growth Fund, Small Cap Growth Fund and Small Cap Value Fund also offer Retail Class Shares. In addition, Small Cap Value Fund offers Admin Class Shares.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which can not be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such Class), and votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each Class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of less than 60 days) are generally valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Funds' investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at the net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, a Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon thereafter as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. The Funds estimate the components of distributions received from Real Estate Investment Trusts (REITs). In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on relative net assets of each class to the total net assets of the Fund.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in US dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than US dollars are translated into US dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in US companies and securities of the US government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable US companies and the US government.

D. FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The US dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the US dollar. At March 31, 2006, there were no open forward currency contracts.
E. FEDERAL AND FOREIGN INCOME TAXES. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distributions from real estate investment trusts, net operating losses, non-deductible expenses, foreign currency transactions, gains realized from passive foreign investment companies and redemptions in kind. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

MARCH 31, 2006 (UNAUDITED)



The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2005 was as follows:

                                     2005 DISTRIBUTIONS PAID FROM:
                                 -------------------------------------
                                  ORDINARY     LONG-TERM
                                   INCOME    CAPITAL GAINS    TOTAL
                                 ----------- ------------- -----------
         Aggressive Growth Fund  $   498,778   $        -- $   498,778
         Small Cap Growth Fund            --            --          --
         Small Cap Value Fund     24,071,753    37,569,886  61,641,639
         Tax-Managed Equity Fund      23,811            --      23,811
         Value Fund                  524,122            --     524,122

As of September 30, 2005, the capital loss carryforwards were as follows:

                                 AGGRESSIVE      SMALL CAP    SMALL CAP  TAX-MANAGED
CAPITAL LOSS CARRYFORWARD        GROWTH FUND    GROWTH FUND   VALUE FUND EQUITY FUND  VALUE FUND
-------------------------       -------------  -------------  ---------- -----------  ----------
 Expires September 30, 2009     $          --  $          --         $-- $  (214,505)        $--
 Expires September 30, 2010       (79,794,012)  (145,381,318)         --  (2,177,191)         --
 Expires September 30, 2011       (21,142,388)   (59,283,040)         --  (1,662,157)         --
 Expires September 30, 2012                --             --          --    (110,150)         --
 Expires September 30, 2013                --             --          --     (17,395)         --
                                -------------  -------------  ---------- -----------  ----------
Total capital loss carryforward $(100,936,400) $(204,664,358)        $-- $(4,181,398)        $--
                                -------------  -------------  ---------- -----------  ----------

G. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

H. SECURITIES LENDING. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international equity or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at 102% of the market value of loaned securities for US equities and US corporate debt; at least 105% of the market value of loaned securities for non-US equities; and at least 100% of the market value of loaned securities for US government and agency securities, sovereign debt issued by non-US governments and non-US corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2006, were as follows:

                       MARKET VALUE   VALUE OF
FUND                     ON LOAN     COLLATERAL
----                   ------------ ------------
Aggressive Growth Fund $ 12,029,531 $ 12,115,232
Small Cap Growth Fund     6,169,083    6,265,097
Small Cap Value Fund    196,745,513  200,515,426
Tax-Managed Fund                 --           --
Value Fund                2,461,946    2,530,770

I. INDEMNIFICATIONS. Under the Funds' organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. PURCHASES AND SALES OF SECURITIES. For the six months ended March 31, 2006, purchases and sales of securities (excluding short-term investments and US Government/Agency Securities) were as follows:

FUND                     PURCHASES      SALES
----                    ------------ ------------
Aggressive Growth Fund  $ 45,939,509 $ 54,602,191
Small Cap Growth Fund     13,997,043   10,848,162
Small Cap Value Fund     231,948,097  238,009,238
Tax-Managed Equity Fund    2,865,488    3,139,643
Value Fund                 7,191,724    7,182,146

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as the investment adviser to each Fund. Separate management agreements for each Fund in effect for the six months ended March 31, 2006, provide for fees at the following annual percentage rates of each Fund's average daily net assets. Loomis Sayles has contractually agreed, until January 31, 2007, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund, to the following annual percentage rate of the Fund's average daily net assets:

                                            EXPENSE LIMIT AS A PERCENTAGE OF
                                             AVERAGE DAILY NET ASSETS
                                 MANAGEMENT -------------------------------
         FUND                       FEES    INSTITUTIONAL   RETAIL   ADMIN
         ----                    ---------- -------------   ------   -----
         Aggressive Growth Fund     0.75%       1.00%        1.25%    --
         Small Cap Growth Fund      0.75%       1.00%        1.25%    --
         Small Cap Value Fund       0.75%       0.90%        1.15%   1.40%
         Tax-Managed Equity Fund    0.50%       0.65%         --      --
         Value Fund                 0.50%       0.85%         --      --

For the six months ended March 31, 2006, the management fees and waivers for each Fund were as follows:

                                                         PERCENTAGE OF
                          GROSS    WAIVER OF     NET     AVERAGE DAILY NET ASSETS
-                       MANAGEMENT MANAGEMENT MANAGEMENT ------------------------
FUND                       FEE        FEE        FEE     GROSS         NET
----                    ---------- ---------- ---------- -----           -----
Aggressive Growth Fund  $  182,094  $39,332   $  142,762 0.75%        0.59%
Small Cap Growth Fund       77,882   58,754       19,128 0.75%        0.18%
Small Cap Value Fund     2,761,265        0    2,761,265 0.75%        0.75%
Tax-Managed Equity Fund     23,193   23,193           -- 0.50%        0.00%
Value Fund                  96,393    6,081       90,312 0.50%        0.47%

For the six months ended March 31, 2006, in addition to the waiver of management fees, expenses have been reimbursed as follows:

                         EXPENSES
FUND                    REIMBURSED
----                    ----------
Aggressive Growth Fund   $ 23,629
Small Cap Growth Fund       4,519
Small Cap Value Fund      132,068
Tax-Managed Equity Fund    18,277
Value Fund                     --

Loomis Sayles has given binding undertakings to certain Funds to defer its management fees and, if necessary, bear certain expenses associated with these funds to limit their operating expenses. These undertakings are in effect until the date indicated above and will be reevaluated on an annual basis.

Loomis Sayles is permitted to recover expenses it has borne under the expense limitation agreement (whether through reduction of its management fees or otherwise) in later periods to the extent the Funds' expenses fall below the expense limits, provided, however, that the Funds are not obligated to pay such deferred fees more than one year after the end of the fiscal year in which the fee was deferred.

MARCH 31, 2006 (UNAUDITED)


At March 31, 2006, the amounts subject to possible reimbursement under the expense limitation agreements were as follows:

                       EXPENSES SUBJECT TO EXPENSES SUBJECT TO
                            POSSIBLE            POSSIBLE
                       REIMBURSEMENT UNTIL REIMBURSEMENT UNTIL
FUND                   SEPTEMBER 30, 2006  SEPTEMBER 30, 2007
----                   ------------------- -------------------
Aggressive Growth Fund      $116,730            $ 62,961
Small Cap Growth Fund        151,644              63,273
Small Cap Value Fund         189,817             132,068
Tax-Managed Fund             106,971              41,470
Value Fund                    26,275               6,081

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles' general partner is indirectly owned by IXIS Asset Management US Group, L.P. ("IXIS US Group") (formerly IXIS Asset Management North America L.P.) which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly by three large affiliated French financial services entities: the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC (as defined below) and by French regional savings banks known as the Caisses d'Epargne; the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; and CNP Assurances, a large French life insurance company.

B. ADMINISTRATIVE FEES. IXIS Asset Management Advisors, L.P. ("IXIS Advisors") provides certain administrative services to the Funds and has subcontracted with State Street Bank to serve as sub-administrator.

Pursuant to the agreement between the Trusts, IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV and IXIS Cash Management Trust ("IXIS Advisor Funds Trusts")(collectively, the "Trusts") and IXIS Advisors, each Fund paid IXIS Advisors its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

             (1)Percentage of Average Daily Net Assets

                       FIRST         NEXT       OVER
                       $5 BILLION $5 BILLION $10 BILLION
                       ---------- ---------- -----------
                          0.0675%    0.0625%     0.0500%

             or

             (2)Each Fund's pro rata portion, allocated based on the combined assets of the Trusts and the IXIS Advisors Funds Trusts, of the annual aggregate minimum fee of $5 million.

For the six months ended March 31, 2006, fees paid to IXIS Advisors for administrative fees were as follows:

                        ADMINISTRATIVE
FUND                         FEES
----                    --------------
Aggressive Growth Fund     $ 12,160
Small Cap Growth Fund         4,240
Small Cap Value Fund        207,494
Tax-Managed Equity Fund       2,354
Value Fund                    9,873

C. SERVICE AND DISTRIBUTION FEES. The Trusts have entered into a distribution agreement with IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), a wholly owned subsidiary of IXIS US Group. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of the various Funds of the Trusts except for Loomis Sayles Investment Grade Bond Fund--Class J.

Pursuant to Rule 12b-1 under the 1940 Act, Aggressive Growth Fund, Small Cap Growth Fund and Small Cap Value Fund have adopted Distribution Plans relating to each Fund's Retail Class shares (the "Retail Class Plan") and Small Cap Value Fund has adopted a separate Distribution Plan relating to Admin Class shares (the "Admin Class Plan").

Under the respective Retail Class and Admin Class Plans, each Fund pays IXIS Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Retail Class and Admin Class Shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Retail Class and Admin Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Small Cap Value Fund may pay a shareholder service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares, to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

D. TRUSTEES FEES AND EXPENSES. The Funds do not pay any compensation directly to its officers or Trustees who are directors, officers or employees of IXIS Advisors, IXIS Distributors, IXIS US Group, Loomis Sayles or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each committee member receives $4,000 or $5,000 for each Contract and Governance or Audit Committee meeting, respectively, that he or she attends in person and $2,000 or $2,500 for each Contract and Governance or Audit Committee meeting, respectively, that he or she attends telephonically. These fees are allocated among the funds in the Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to November 18, 2005, the Trusts had co-chairmen of the Board. Prior to October 1, 2005, each independent Trustee received, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees that he or she attended. The co-chairmen of the Board each received an additional annual retainer of $25,000. Each committee chairman received an additional retainer fee at the annual rate of $7,000. Each committee member received $3,750 for each committee meeting that he or she attended. In addition, during the period October 1, 2005 to November 18, 2005, each co-chairman received an additional one-time payment of $25,000 as compensation for their services as chairmen.

Prior to January 1, 2006, each committee member was compensated $4,000 for each Audit Committee meeting that he or she attended in person and $2,000 for such meeting he or she attended telephonically.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated fund or certain other funds of the Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Additionally, the Board of Trustees has approved the use of the Funds' assets to pay their portion of the annual salary for 2005 of an employee at IXIS Advisors who supports the Funds' Chief Compliance Officer. For the period October 1, 2005 through December 31, 2005, each Fund's portion of such expense was approximately $575.

E. REDEMPTION FEES. Shareholders of Small Cap Growth Fund and Small Cap Value Fund will be charged a 2% redemption fee if they redeem, including redeeming by exchange, any class of shares of these Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if shares were acquired on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5. LINE OF CREDIT. Each Fund, together with certain other Funds of the Trusts, participates in a $75 million committed line of credit provided by State Street Bank. Advances under the line are taken primarily for emergency purposes. Interest is charged to a Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a Fund is charged its pro rata portion of a facility fee equal to 0.09% per annum on the unused portion of the line of credit. For the period ended March 31, 2006, the Funds had no borrowing under this agreement.

6. BROKERAGE COMMISSION RECAPTURE. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are

MARCH 31, 2006 (UNAUDITED)


included in realized gains in the Statements of Operations. For the six months ended March 31, 2006, amounts rebated under these agreements were as follows:

FUND                   REBATES
----                   -------
Aggressive Growth Fund $12,847
Small Cap Growth Fund    1,925
Small Cap Value Fund    48,650
Tax-Managed Equity         870

7. SHAREHOLDERS. At March 31, 2006, Loomis Sayles owned 259,319 shares, equating to 26.5% of Tax-Managed Equity Fund shares outstanding. At March 31, 2006, the Loomis Sayles Funded Pension Plan ("Pension Plan") and the Loomis Sayles Employees' Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                    PROFIT SHARING
FUND                   PENSION PLAN RETIREMENT PLAN
----                   ------------ ---------------
Aggressive Growth Fund   319,727        352,762
Small Cap Growth Fund    364,448        371,388
Small Cap Value Fund     368,767        601,497
Value Fund               494,545        432,883

At March 31, 2006, one shareholder owned 10.1% of the Loomis Sayles Aggressive Growth Fund's total outstanding shares; one shareholder owned 13.8% of the Loomis Sayles Small Cap Growth Fund's total outstanding shares; four shareholders individually owned more than 5% of the Loomis Sayles Tax-Managed Equity Fund's total outstanding shares, representing, in aggregate, 46.7% of the Fund; and two shareholders individually owned more than 5% of the Loomis Sayles Value Fund's total outstanding shares, representing, in aggregate, 11.5% of the Fund.

8. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest without par value. Transactions in capital shares were as follows:

                                                  AGGRESSIVE GROWTH FUND

                                     Six Months Ended March 31, 2006 Year Ended September 30, 2005
                                     ------------------------------  ----------------------------

                                       Shares          Amount         Shares         Amount
INSTITUTIONAL CLASS                  ---------      ------------     --------     ------------
Issued from the sale of shares          81,568      $  1,751,152       53,494     $    915,359
Issued in connection with
  the reinvestment of distributions         --                --       16,185          277,892
Redeemed                              (577,946)      (11,129,383)    (318,259)      (5,344,666)
                                     ---------      ---------------  -----------  ---------------
Net change                            (496,378)     $ (9,378,231)    (248,580)    $ (4,151,415)
                                     ---------      ---------------  -----------  ---------------

                                       Shares          Amount         Shares         Amount
RETAIL CLASS                         ---------      ------------     --------     ------------
Issued from the sale of shares         291,330      $  5,926,147      318,102     $  5,337,862
Issued in connection with
  the reinvestment of distributions         --                --       12,860          216,942
Redeemed                              (183,447)       (3,716,261)    (615,930)     (10,185,991)
                                     ---------      ---------------  -----------  ---------------
Net change                             107,883      $  2,209,886     (284,968)    $ (4,631,187)
                                     ---------      ---------------  -----------  ---------------

                                                  SMALL CAP GROWTH FUND

                                     Six Months Ended March 31, 2006 Year Ended September 30, 2005
                                     ------------------------------  ----------------------------

                                       Shares              Amount     Shares         Amount
INSTITUTIONAL CLASS                  ---------      ------------     --------     ------------
Issued from the sale of shares         344,690      $  4,202,342      113,316     $  1,131,916
Issued in connection with
  the reinvestment of distributions         --                --           --               --
Redeemed                               (58,725)         (651,991)    (460,764)      (4,575,642)
                                     ---------      ---------------  -----------  ---------------
Net change                             285,965      $  3,550,351     (347,448)    $ (3,443,726)
                                     ---------      ---------------  -----------  ---------------

                                             SMALL CAP GROWTH FUND -- CONTINUED

                                     Six Months Ended March 31, 2006 Year Ended September 30, 2005
                                     ------------------------------  ----------------------------

                                       Shares          Amount          Shares         Amount
RETAIL CLASS                         ----------     ------------     ----------    ------------
Issued from the sale of shares           72,340     $    850,880        216,852    $  2,124,356
Issued in connection with
  the reinvestment of distributions          --               --             --              --
Redeemed                                (84,835)        (957,752)    (1,546,953)    (14,930,155)
                                     ----------     ---------------  ------------  --------------
Net change                              (12,495)    $   (106,872)    (1,330,101)   $(12,805,799)
                                     ----------     ---------------  ------------  --------------

                                                    SMALL CAP VALUE FUND

                                     Six Months Ended March 31, 2006 Year Ended September 30, 2005
                                     ------------------------------  ----------------------------

                                       Shares              Amount      Shares         Amount
INSTITUTIONAL CLASS                  ----------     ------------     ----------    ------------
Issued from the sale of shares        1,507,884     $ 40,879,056      3,605,383    $ 93,881,608
Issued in connection with
  the reinvestment of distributions   1,409,958       35,671,938      1,389,061      34,567,270
Redeemed                             (1,435,968)     (38,986,849)    (3,747,820)    (95,533,263)
                                     ----------     ---------------  ------------  --------------
Net change                            1,481,874     $ 37,564,145      1,246,624    $ 32,915,615
                                     ----------     ---------------  ------------  --------------

                                       Shares          Amount          Shares         Amount
RETAIL CLASS                         ----------     ------------     ----------    ------------
Issued from the sale of shares        1,894,555     $ 51,003,598      3,302,664    $ 85,184,696
Issued in connection with
  the reinvestment of distributions     879,102       22,100,621        739,424      18,285,960
Redeemed                             (1,287,943)     (34,441,129)    (2,145,167)    (55,041,964)
                                     ----------     ---------------  ------------  --------------
Net change                            1,485,714     $ 38,663,090      1,896,921    $ 48,428,692
                                     ----------     ---------------  ------------  --------------

                                       Shares          Amount          Shares         Amount
ADMIN CLASS                          ----------     ------------     ----------    ------------
Issued from the sale of shares          418,040     $ 11,101,009      1,009,094    $ 25,783,740
Issued in connection with
  the reinvestment of distributions     237,129        5,902,138        263,038       6,449,687
Redeemed                               (722,939)     (18,545,943)    (1,230,767)    (31,333,743)
                                     ----------     ---------------  ------------  --------------
Net change                              (67,770)    $ (1,542,796)        41,365    $    899,684
                                     ----------     ---------------  ------------  --------------

                                                   TAX-MANAGED EQUITY FUND

                                     Six Months Ended March 31, 2006 Year Ended September 30, 2005
                                     ------------------------------  ----------------------------

                                       Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  ----------     ------------     ----------    ------------
Issued from the sale of shares           61,521     $    576,097        421,995    $  3,741,887
Issued in connection with
  the reinvestment of distributions       4,870           45,436          2,601          23,491
Redeemed                                (91,511)        (860,400)       (34,673)       (312,460)
                                     ----------     ---------------  ------------  --------------
Net change                              (25,120)    $   (238,867)       389,923    $  3,452,918
                                     ----------     ---------------  ------------  --------------

                                                         VALUE FUND

                                     Six Months Ended March 31, 2006 Year Ended September 30, 2005
                                     ------------------------------  ----------------------------

                                       Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  ----------     ------------     ----------    ------------
Issued from the sale of shares          114,143     $  2,196,322        141,305    $  2,428,427
Issued in connection with
  the reinvestment of distributions     111,464        2,043,141         30,355         515,434
Redeemed                                (88,168)      (1,678,188)      (285,225)     (4,807,088)
                                     ----------     ---------------  ------------  --------------
Net change                              137,439     $  2,561,275       (113,565)   $ (1,863,227)
                                     ----------     ---------------  ------------  --------------

[LOGO] LS LOOMIS SAYLES FUNDS

         Loomis Sayles Bond Fund
         Loomis Sayles Fixed Income Fund
         Loomis Sayles Global Bond Fund
         Loomis Sayles Inflation Protected Securities Fund
         Loomis Sayles Institutional High Income Fund
         Loomis Sayles Intermediate Duration Fixed Income Fund
         Loomis Sayles Investment Grade Fixed Income Fund


                    TABLE OF CONTENTS

                    Fund and Manager Reviews              1

                    Portfolio of Investments             18

                    Statements of Assets and Liabilities 73

                    Statements of Operations             75

                    Statements of Changes in Net Assets  77

                    Financial Highlights                 81

                    Notes to Financial Statements        87

         SEMIANNUAL REPORT
         MARCH 31, 2006 (unaudited)

FUND AND MANAGER REVIEW

LOOMIS SAYLES BOND FUND

[PHOTO]

Daniel Fuss
                            Manager since May 1991

[PHOTO]

Kathleen Gaffney
Manager since November 1997
                          Manager since November 1997

 FUND FACTS
 SYMBOL | Institutional: LSBDX;
 Retail: LSBRX; Admin: LBFAX
 OBJECTIVE | High total investment return through a combination of current income and capital appreciation
 STRATEGY | Invests primarily in investment-grade fixed-income securities, although it may invest up to 35% of assets in lower rated fixed-income securities and up to 20% of its assets in preferred stocks.
 FUND INCEPTION DATE | 5/16/91
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/16/91; Retail: 1/2/97;
 Admin: 1/2/98
 EXPENSE RATIO | Institutional: 0.75%; Retail: 1.00%; Admin: 1.25%
 TOTAL NET ASSETS | $5,186.1 million

PORTFOLIO REVIEW
Once again, the Fund's outperformance relative to its Benchmark, the Lehman US Government/Credit Index, was due to our out-of-Benchmark strategies. In particular, the Fund's investments in high yield, convertible and foreign securities (none of which is represented in the Benchmark) had the most positive impact on Fund performance for the six-month period. Robust earnings, continued economic growth and a low rate of defaults boosted the high yield and convertible bond sectors. Among foreign securities, strong global economic growth and ongoing trade surpluses among certain Latin American and Pacific Rim countries helped performance.

The strongest international performers included Fund holdings in Thailand, South Korea, Indonesia and Singapore. Continued trade surpluses and economic expansion in the Pacific Rim region helped the performance of these securities. In addition, Brazilian investments posted strong results due to the country's ongoing trade surpluses, which were fueled by the export of raw materials. Certain investments in the Mexican peso also performed well, primarily as a result of falling interest rates in Mexico during the fourth calendar quarter of 2005.

Among industries, telecommunications, airline and pharmaceutical bonds generated strong performance for the Fund. The ongoing economic expansion combined with industry consolidation created a favorable climate for telecom bonds, particularly within the high yield and convertible sectors. Certain bonds in the pharmaceutical industry benefited from favorable product distribution, while select airline holdings advanced because the underlying companies benefited from continued high traffic with reduced capacity.

In terms of performance detractors, select supranational holdings lagged for the period as a result of their exposure to the currencies of New Zealand and Australia. The market's increased attention to rising current account deficits in these countries helped push currency values down.

The Fund maintains a "barbell" structure, with shorter-duration holdings concentrated in Treasury securities at one end of the spectrum, and longer-duration holdings in high yield issues at the other. This structure helps mute the impact of rising Treasury rates while helping to capture yield advantages among longer-term, high yield issues, which typically are not as adversely affected by rising rates. Throughout the six-month period, the Fund's average duration lengthened modestly, from 4.5 years to 4.9 years, due to our purchase of high yield bonds with longer-durations and convertible issues.

OUTLOOK
We believe the downside risk to bonds is lower now, because the market may be closer to seeing a peak in the federal funds rate and yields in general. Volatility may arise over the near term, as investors scour every bit of data in an effort to determine when the Federal Reserve will stop raising interest rates. We believe any spike in rates may be short-lived as the market anticipates slower economic growth ahead. Also serving as a cap on rates, demand for US bonds seems likely to remain strong if the United States continues to be a "higher yield" country, despite the gains in yields globally. Investors in corporate bonds are faced with tight spread levels that could widen slightly. Nevertheless, the corporate market could outperform Treasuries by a small margin, given still-healthy profit growth in a supportive economic environment. We continue to find attractive opportunities in high yield bonds, but we remain somewhat cautious due to stretched valuations. We view this as a good time to reduce certain high yield exposures and look for opportunities to move back into the market at a later date, when spreads may be wider.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2006

                                                      SINCE
                 6 MONTHS* 1 YEAR 5 YEARS 10 YEARS INCEPTION(a)
                 ----------------------------------------------

                 LOOMIS SAYLES BOND: INSTITUTIONAL
                    3.29%   7.99%  12.24%   9.87%     11.26%
                 ----------------------------------------------

                 LOOMIS SAYLES BOND: RETAIL(c)
                    3.19    7.73   12.65    9.60      10.98
                 ----------------------------------------------

                 LOOMIS SAYLES BOND: ADMIN(c)
                    3.06    7.45   11.67    9.21      10.46
                 ----------------------------------------------

                 LEHMAN US GOVERNMENT/CREDIT INDEX(d)
                   -0.42    2.02    5.23    6.32       7.07
                 ----------------------------------------------

                 LIPPER BBB-RATED FUNDS INDEX(d)
                    0.24    2.74    5.60    6.06       7.05
                 ----------------------------------------------

* Notannualized


CUMULATIVE PERFORMANCE(e)

 INCEPTION TO MARCH 31, 2006(b)

                                    [CHART]

                                    Lehman
             Loomis Sayles        US Government/           Lipper BBB-Rated
              Bond Fund         Credit Index/(d)/           Funds Index/(d)/
             -------------     --------------------        -------------------
 5/16/1991     $100,000           $100,000                     $100,000
 5/31/1991       99,600            100,000                      100,000
 6/30/1991       98,096             99,892                       99,747
 7/31/1991      100,499            101,145                      100,836
 8/31/1991      104,600            103,476                      103,268
 9/30/1991      104,799            105,637                      105,513
10/31/1991      107,712            106,581                      106,479
11/30/1991      106,592            107,643                      107,336
12/31/1991      108,873            111,274                      111,368
 1/31/1992      110,571            109,624                      110,015
 2/29/1992      113,335            110,206                      110,624
 3/31/1992      112,485            109,604                      110,252
 4/30/1992      114,094            110,257                      110,825
 5/31/1992      117,460            112,397                      113,076
 6/30/1992      117,894            114,044                      114,733
 7/31/1992      121,714            116,961                      117,888
 8/31/1992      122,822            118,005                      118,972
 9/30/1992      123,485            119,616                      120,412
10/31/1992      122,053            117,791                      118,295
11/30/1992      123,297            117,696                      118,435
12/31/1992      124,419            119,710                      120,402
 1/31/1993      128,737            122,315                      123,029
 2/28/1993      131,260            124,854                      125,931
 3/31/1993      133,898            125,277                      126,710
 4/30/1993      135,934            126,241                      127,660
 5/31/1993      138,122            126,174                      127,964
 6/30/1993      141,050            129,038                      130,840
 7/31/1993      144,478            129,862                      132,058
 8/31/1993      147,079            132,844                      135,135
 9/30/1993      147,329            133,306                      135,527
10/31/1993      149,553            133,851                      136,467
11/30/1993      150,181            132,338                      134,898
12/31/1993      152,044            132,916                      135,806
 1/31/1994      158,065            134,917                      138,160
 2/28/1994      155,393            131,982                      135,150
 3/31/1994      149,784            128,754                      131,299
 4/30/1994      146,428            127,688                      129,715
 5/31/1994      145,887            127,452                      129,384
 6/30/1994      145,478            127,153                      128,847
 7/31/1994      147,689            129,695                      131,052
 8/31/1994      149,905            129,748                      131,568
 9/30/1994      148,106            127,783                      129,751
10/31/1994      147,425            127,641                      129,338
11/30/1994      145,449            127,413                      128,992
12/31/1994      145,871            128,253                      129,637
 1/31/1995      148,920            130,715                      131,728
 2/28/1995      153,268            133,746                      134,738
 3/31/1995      156,609            134,643                      135,796
 4/30/1995      162,326            136,522                      138,238
 5/31/1995      171,026            142,244                      144,200
 6/30/1995      173,386            143,380                      145,289
 7/31/1995      172,901            142,828                      144,949
 8/31/1995      176,497            144,655                      147,081
 9/30/1995      180,839            146,124                      148,805
10/31/1995      182,629            148,270                      150,787
11/30/1995      188,108            150,711                      153,260
12/31/1995      192,472            152,932                      155,790
 1/31/1996      196,380            153,884                      157,049
 2/29/1996      190,429            150,619                      153,745
 3/31/1996      190,582            149,354                      152,611
 4/30/1996      189,038            148,329                      151,637
 5/31/1996      191,098            148,079                      151,533
 6/30/1996      193,640            150,056                      153,269
 7/31/1996      193,543            150,406                      153,649
 8/31/1996      195,169            150,036                      153,573
 9/30/1996      201,239            152,704                      156,646
10/31/1996      207,960            156,268                      160,406
11/30/1996      216,050            159,145                      163,983
12/31/1996      212,269            157,371                      162,396
 1/31/1997      212,099            157,558                      162,912
 2/28/1997      215,196            157,890                      163,841
 3/31/1997      211,774            156,014                      161,312
 4/30/1997      214,527            158,296                      163,695
 5/31/1997      219,247            159,773                      165,569
 6/30/1997      224,136            161,690                      168,038
 7/31/1997      235,656            166,637                      173,848
 8/31/1997      230,496            164,767                      171,545
 9/30/1997      237,964            167,357                      174,563
10/31/1997      237,155            170,038                      176,336
11/30/1997      238,411            170,933                      177,198
12/31/1997      239,198            172,727                      179,099
 1/31/1998      242,188            175,162                      181,384
 2/28/1998      244,804            174,806                      181,318
 3/31/1998      248,354            175,345                      182,238
 4/30/1998      249,297            176,226                      183,019
 5/31/1998      249,297            178,120                      184,584
 6/30/1998      249,497            179,932                      185,938
 7/31/1998      246,827            180,075                      185,794
 8/31/1998      229,105            183,594                      184,443
 9/30/1998      237,009            188,844                      188,246
10/31/1998      236,322            187,510                      185,924
11/30/1998      250,761            188,627                      189,362
12/31/1998      250,460            189,090                      189,832
 1/31/1999      255,068            190,433                      191,484
 2/28/1999      250,452            185,907                      187,341
 3/31/1999      259,468            186,830                      189,429
 4/30/1999      268,420            187,294                      190,787
 5/31/1999      262,219            185,360                      188,213
 6/30/1999      260,515            184,782                      187,225
 7/31/1999      256,555            184,271                      186,280
 8/31/1999      254,169            184,123                      185,591
 9/30/1999      255,033            185,783                      187,186
10/31/1999      255,237            186,265                      187,553
11/30/1999      257,687            186,161                      188,007
12/31/1999      261,759            185,028                      187,704
 1/31/2000      261,314            184,977                      187,153
 2/29/2000      269,258            187,296                      189,455
 3/31/2000      272,893            190,002                      191,201
 4/30/2000      265,525            189,076                      188,881
 5/31/2000      261,834            188,905                      187,444
 6/30/2000      270,160            192,762                      192,187
 7/31/2000      271,322            194,803                      193,011
 8/31/2000      277,454            197,553                      196,532
 9/30/2000      272,265            198,297                      197,091
10/31/2000      265,187            199,540                      196,454
11/30/2000      263,993            202,952                      198,276
12/31/2000      273,180            206,957                      202,427
 1/31/2001      281,075            210,429                      207,324
 2/28/2001      281,806            212,600                      209,372
 3/31/2001      274,366            213,576                      209,241
 4/30/2001      271,074            211,975                      208,094
 5/31/2001      274,598            213,194                      209,971
 6/30/2001      272,895            214,217                      210,216
 7/31/2001      277,289            219,555                      214,984
 8/31/2001      282,696            222,374                      217,562
 9/30/2001      273,056            224,419                      215,703
10/31/2001      279,882            230,114                      220,277
11/30/2001      282,261            226,337                      218,851
12/31/2001      280,427            224,553                      217,514
 1/31/2002      282,586            226,203                      218,704
 2/28/2002      284,197            228,123                      219,749
 3/31/2002      284,026            223,495                      216,868
 4/30/2002      291,411            227,824                      220,186
 5/31/2002      296,889            229,927                      221,927
 6/30/2002      293,267            231,882                      220,884
 7/31/2002      284,616            234,675                      219,778
 8/31/2002      295,773            239,936                      224,220
 9/30/2002      293,614            245,097                      226,240
10/31/2002      297,607            242,755                      224,625
11/30/2002      307,279            242,898                      227,862
12/31/2002      317,880            249,334                      233,167
 1/31/2003      327,417            249,326                      234,712
 2/28/2003      335,799            253,768                      238,662
 3/31/2003      339,526            253,437                      239,070
 4/30/2003      355,110            256,146                      243,895
 5/31/2003      372,475            263,425                      250,282
 6/30/2003      377,168            262,371                      250,607
 7/31/2003      362,836            251,372                      242,067
 8/31/2003      366,428            253,030                      243,978
 9/30/2003      384,456            261,045                      251,492
10/31/2003      389,300            257,741                      250,496
11/30/2003      398,410            258,425                      252,217
12/31/2003      410,601            260,974                       55,893
 1/31/2004      414,625            263,345                      258,222
 2/29/2004      415,869            266,566                      260,503
 3/31/2004      420,069            269,013                      262,293
 4/30/2004      404,485            260,754                      255,610
 5/31/2004      399,510            259,419                      253,667
 6/30/2004      405,263            260,487                      255,164
 7/31/2004      410,004            263,238                      257,831
 8/31/2004      421,730            268,809                      263,069
 9/30/2004      432,358            269,749                      264,699
10/31/2004      441,654            272,086                      267,315
11/30/2004      450,663            269,058                      266,428
12/31/2004      457,018            271,918                      269,463
 1/31/2005      454,367            273,809                      270,891
 2/28/2005      459,320            272,005                      270,453
 3/31/2005      452,659            270,089                      267,414
 4/30/2005      450,985            274,139                      269,597
 5/31/2005      455,991            277,577                      272,404
 6/30/2005      463,651            279,391                      274,707
 7/31/2005      465,691            276,246                      273,435
 8/31/2005      471,792            280,370                      276,832
 9/30/2005      472,915            276,702                      274,069
10/31/2005      468,432            274,334                      271,697
11/30/2005      471,149            275,740                      272,813
12/31/2005      476,190            278,360                      275,489
 1/31/2006      486,714            277,851                      276,495
 2/28/2006      492,700            278,602                      277,767
 3/31/2006      488,839            275,541                      274,728


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Inception date of the Institutional, Retail and Admin Classes of shares are May 16, 1991, December 31, 1996 and January 2, 1998, respectively. (b) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class. (c) Performance shown for periods prior to the inception date of the Retail Class and the Admin Class represents the performance of the Institutional Class during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective classes of shares. (d) See page 15 for a description of the indexes. Index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date. (e) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes would be lower, due to higher fees.

WHAT YOU SHOULD KNOW

High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the US. Securities issued by US government agencies are not issued, and may not be guaranteed by the US government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES FIXED INCOME FUND

[PHOTO]

Daniel Fuss
                          Manager since January 1995

 FUND FACTS
 SYMBOL | LSFIX
 OBJECTIVE | High total investment return through a combination of current income and capital appreciation
 STRATEGY | Invests primarily in fixed- income securities, may invest up to 35% of its assets in lower-rated fixed-income securities and up to 20% of its assets in preferred stocks
 FUND INCEPTION DATE | 1/17/95
 FUND REGISTRATION DATE | 3/7/97
 EXPENSE RATIO | 0.61%
 TOTAL NET ASSETS | $469.6 million

PORTFOLIO REVIEW
Strong sector and security selections accounted for the Fund's outperformance relative to its Benchmark, the Lehman US Government/Credit Index, for the six-month period ended March 31, 2006. In particular, our security selections within the emerging markets, high yield and international sectors--sectors that are not represented in the Benchmark--helped generate the majority of the Fund's relative performance advantage.

Tighter yield spreads in the US bond market caused investors to seek higher yields in the below investment grade sector and outside the United States. The Fund's high yield, emerging market and international bond holdings benefited from this trend. Outside the United States, improving fundamentals and increased global demand for commodities also helped emerging market and international bonds. Convertible securities and short-duration Canadian bonds also were positive performance drivers.

US government agency securities performed poorly versus other sectors within the Fund, which detracted from its six-month performance. Yield-curve positioning was the primary culprit within this sector.

From a country perspective, Brazil, the Philippines and the United States were the most positive performers. Brazil and the Philippines performed well as a result of improving fundamentals and favorable factors related to our specific security selections. Our strong weighting in the United States and positive performance from our domestic high yield selections were positives for the Fund. Securities from New Zealand and Sweden detracted slightly from performance.

In terms of industries, the Fund realized the greatest positive performance from communications, sovereign issues and technology. The government-sponsored, finance and basic industries segments detracted the most from relative performance. In each case, issue-specific factors drove the results.

The Fund remains positioned in a "barbell" fashion, in an attempt to limit interest rate risk. Overall, the Fund maintains a slightly defensive slant, with a shorter duration than the Benchmark.

OUTLOOK
We believe the downside risk to bonds is lower now, because the market is closer to seeing the peak in the federal funds rate and yields in general. Volatility may arise over the near term, as investors scour every bit of data in an effort to determine when the Federal Reserve will stop raising interest rates. We believe any spike in rates may be short-lived as the market anticipates slower economic growth ahead. Also serving as a cap on rates, demand for US bonds seems likely to stay strong, as the United States remains a "higher yield" country, despite the global rise in interest rates. Corporate investors are faced with tight spread levels that could widen slightly. Nevertheless, the corporate market may outperform Treasuries by a small margin, given still-healthy profit growth in a supportive economic environment. With respect to the high yield market, we continue to find attractive opportunities, but we remain somewhat cautious due to stretched valuations. We view this as a good time to reduce certain high yield exposures and look for opportunities to move back into the market at a later date when spreads are wider.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2006

                                                SINCE         SINCE
         6 MONTHS* 1 YEAR 5 YEARS 10 YEARS REGISTRATION(a) INCEPTION(a)
         --------------------------------------------------------------

         LOOMIS SAYLES FIXED INCOME: INSTITUTIONAL
            3.24%   7.90%  12.41%   9.88%       9.47%         11.02%
         --------------------------------------------------------------

         LEHMAN US GOVERNMENT/CREDIT INDEX(b)
           -0.42    2.02    5.23    6.32        6.32           6.91
         --------------------------------------------------------------

         LIPPER BBB-RATED FUNDS INDEX(b)
            0.24    2.74    5.60    6.06        5.86           6.80
         --------------------------------------------------------------

* Notannualized


CUMULATIVE PERFORMANCE

 REGISTRATION TO MARCH 31, 2006(c)

                                    [CHART]

               Loomis Sayles           Lehman
               Fixed Income          US Government/        Lipper BBB-Rated
                   Fund            Credit Index/(a)(b)/    Funds Index/(a)(b)/
               --------------     ---------------------    ----------------
  3/7/1997       $3,000,000           $3,000,000             $3,000,000
 3/31/1997        2,973,000            2,964,347              2,953,678
 4/30/1997        3,004,811            3,007,699              2,997,311
 5/31/1997        3,078,128            3,035,766              3,031,640
 6/30/1997        3,144,308            3,072,204              3,076,838
 7/31/1997        3,287,689            3,166,196              3,183,224
 8/31/1997        3,222,921            3,130,654              3,141,058
 9/30/1997        3,317,675            3,179,874              3,196,312
10/31/1997        3,325,306            3,230,813              3,228,775
11/30/1997        3,350,246            3,247,817              3,244,554
12/31/1997        3,351,921            3,281,901              3,279,365
 1/31/1998        3,391,809            3,328,168              3,321,218
 2/28/1998        3,420,978            3,321,403              3,320,000
 3/31/1998        3,471,609            3,331,643              3,336,851
 4/30/1998        3,484,801            3,348,386              3,351,142
 5/31/1998        3,487,589            3,384,376              3,379,801
 6/30/1998        3,490,379            3,418,796              3,404,600
 7/31/1998        3,460,012            3,421,524              3,401,952
 8/31/1998        3,224,385            3,488,383              3,377,229
 9/30/1998        3,336,917            3,588,130              3,446,853
10/31/1998        3,302,213            3,562,792              3,404,340
11/30/1998        3,478,881            3,584,019              3,467,282
12/31/1998        3,476,098            3,592,802              3,475,903
 1/31/1999        3,534,496            3,618,327              3,506,149
 2/28/1999        3,464,513            3,532,333              3,430,289
 3/31/1999        3,578,496            3,549,861              3,468,512
 4/30/1999        3,689,429            3,558,681              3,493,388
 5/31/1999        3,607,524            3,521,944              3,446,257
 6/30/1999        3,586,961            3,510,956              3,428,157
 7/31/1999        3,534,233            3,501,240              3,410,857
 8/31/1999        3,504,898            3,498,437              3,398,236
 9/30/1999        3,531,185            3,529,979              3,427,440
10/31/1999        3,540,013            3,539,135              3,434,173
11/30/1999        3,563,377            3,537,154              3,442,484
12/31/1999        3,606,138            3,515,628              3,436,926
 1/31/2000        3,593,516            3,514,656              3,426,846
 2/29/2000        3,703,119            3,558,718              3,468,999
 3/31/2000        3,743,853            3,610,143              3,500,964
 4/30/2000        3,643,518            3,592,540              3,458,490
 5/31/2000        3,587,043            3,589,289              3,432,181
 6/30/2000        3,699,676            3,662,576              3,519,026
 7/31/2000        3,718,545            3,701,369              3,534,106
 8/31/2000        3,793,659            3,753,616              3,598,576
 9/30/2000        3,740,548            3,767,742              3,608,822
10/31/2000        3,646,660            3,791,362              3,597,158
11/30/2000        3,627,698            3,856,203              3,630,502
12/31/2000        3,744,147            3,932,293              3,706,526
 1/31/2001        3,879,685            3,998,256              3,796,186
 2/28/2001        3,886,280            4,039,515              3,833,677
 3/31/2001        3,794,953            4,058,052              3,831,290
 4/30/2001        3,750,931            4,027,631              3,810,278
 5/31/2001        3,818,823            4,050,802              3,844,647
 6/30/2001        3,802,020            4,070,235              3,849,140
 7/31/2001        3,876,540            4,171,664              3,936,445
 8/31/2001        3,947,480            4,225,219              3,983,648
 9/30/2001        3,801,818            4,264,086              3,949,606
10/31/2001        3,903,327            4,372,280              4,033,352
11/30/2001        3,950,557            4,300,525              4,007,245
12/31/2001        3,920,138            4,266,628              3,982,774
 1/31/2002        3,946,011            4,297,983              4,004,551
 2/28/2002        3,961,006            4,334,459              4,023,698
 3/31/2002        3,975,661            4,246,521              3,970,945
 4/30/2002        4,090,558            4,328,778              4,031,699
 5/31/2002        4,146,190            4,368,729              4,063,576
 6/30/2002        4,083,168            4,405,877              4,044,471
 7/31/2002        3,972,105            4,458,946              4,024,217
 8/31/2002        4,116,690            4,558,918              4,105,564
 9/30/2002        4,057,410            4,656,983              4,142,537
10/31/2002        4,087,029            4,612,473              4,112,979
11/30/2002        4,235,388            4,615,201              4,172,245
12/31/2002        4,371,767            4,737,483              4,269,378
 1/31/2003        4,492,428            4,737,334              4,297,661
 2/28/2003        4,605,188            4,821,721              4,369,988
 3/31/2003        4,653,543            4,815,442              4,377,472
 4/30/2003        4,903,438            4,866,904              4,465,808
 5/31/2003        5,169,204            5,005,220              4,582,770
 6/30/2003        5,237,955            4,985,188              4,588,720
 7/31/2003        5,028,436            4,776,201              4,432,351
 8/31/2003        5,084,755            4,807,706              4,467,340
 9/30/2003        5,334,416            4,959,999              4,604,916
10/31/2003        5,386,694            4,897,214              4,586,679
11/30/2003        5,519,745            4,910,219              4,618,189
12/31/2003        5,689,753            4,958,654              4,685,504
 1/31/2004        5,736,978            5,003,688              4,728,143
 2/29/2004        5,762,795            5,064,904              4,769,917
 3/31/2004        5,823,304            5,111,395              4,802,695
 4/30/2004        5,577,560            4,954,468              4,680,325
 5/31/2004        5,517,323            4,929,092              4,644,737
 6/30/2004        5,598,979            4,949,386              4,672,147
 7/31/2004        5,672,326            5,001,670              4,720,979
 8/31/2004        5,844,765            5,107,509              4,816,889
 9/30/2004        6,004,327            5,125,373              4,846,745
10/31/2004        6,142,426            5,169,771              4,894,639
11/30/2004        6,276,331            5,112,255              4,878,393
12/31/2004        6,385,539            5,166,595              4,933,968
 1/31/2005        6,356,804            5,202,510              4,960,128
 2/28/2005        6,437,536            5,168,239              4,952,106
 3/31/2005        6,313,935            5,131,838              4,896,450
 4/30/2005        6,294,993            5,208,788              4,936,423
 5/31/2005        6,385,641            5,274,115              4,987,831
 6/30/2005        6,494,836            5,308,573              5,029,999
 7/31/2005        6,523,413            5,248,814              5,006,710
 8/31/2005        6,608,869            5,327,184              5,068,901
 9/30/2005        6,600,373            5,257,485              5,018,312
10/31/2005        6,537,581            5,212,488              4,974,872
11/30/2005        6,575,499            5,239,210              4,995,309
12/31/2005        6,648,487            5,288,990              5,044,315
 1/31/2006        6,782,121            5,279,310              5,062,727
 2/28/2006        6,864,185            5,293,587              5,086,025
 3/31/2006        6,813,979            5,235,435              5,030,373







 INCEPTION TO MARCH 31, 2006(c)

                                     [CHART]

                Loomis Sayles           Lehman              Lipper BBB-
                Fixed Income        US Government/          Rated Funds
                    Fund          Credit Index/(a)(b)/    Index/(a)(b)/
                -------------     --------------------    -------------
 1/17/1995        $3,000,000          $3,000,000           $3,000,000
 1/31/1995         3,027,000           3,000,000            3,000,000
 2/28/1995         3,096,016           3,069,564            3,068,543
 3/31/1995         3,149,886           3,090,149            3,092,644
 4/30/1995         3,242,808           3,133,259            3,148,254
 5/31/1995         3,413,704           3,264,577            3,284,046
 6/30/1995         3,464,568           3,290,669            3,308,853
 7/31/1995         3,461,450           3,277,984            3,301,093
 8/31/1995         3,530,333           3,319,921            3,349,649
 9/30/1995         3,629,182           3,353,642            3,388,917
10/31/1995         3,641,158           3,402,892            3,434,063
11/30/1995         3,731,095           3,458,913            3,490,379
12/31/1995         3,806,090           3,509,879            3,547,988
 1/31/1996         3,897,817           3,531,727            3,576,674
 2/29/1996         3,787,119           3,456,792            3,501,430
 3/31/1996         3,768,183           3,427,765            3,475,600
 4/30/1996         3,733,516           3,404,246            3,453,413
 5/31/1996         3,768,238           3,398,513            3,451,048
 6/30/1996         3,815,717           3,443,881            3,490,593
 7/31/1996         3,809,231           3,451,916            3,499,241
 8/31/1996         3,859,894           3,443,430            3,497,505
 9/30/1996         3,979,936           3,504,642            3,567,498
10/31/1996         4,106,896           3,586,439            3,653,128
11/30/1996         4,262,548           3,652,482            3,734,576
12/31/1996         4,195,199           3,611,764            3,698,449
 1/31/1997         4,209,043           3,616,053            3,710,200
 2/28/1997         4,267,970           3,623,682            3,731,364
 3/31/1997         4,219,315           3,580,616            3,673,749
 4/30/1997         4,264,462           3,632,981            3,728,019
 5/31/1997         4,368,515           3,666,882            3,770,718
 6/30/1997         4,462,438           3,710,896            3,826,934
 7/31/1997         4,665,925           3,824,428            3,959,255
 8/31/1997         4,574,006           3,781,498            3,906,810
 9/30/1997         4,708,482           3,840,950            3,975,534
10/31/1997         4,719,312           3,902,478            4,015,911
11/30/1997         4,754,706           3,923,018            4,035,537
12/31/1997         4,757,084           3,964,187            4,078,834
 1/31/1998         4,813,693           4,020,073            4,130,891
 2/28/1998         4,855,091           4,011,902            4,129,376
 3/31/1998         4,926,946           4,024,271            4,150,335
 4/30/1998         4,945,669           4,044,495            4,168,110
 5/31/1998         4,949,625           4,087,967            4,203,756
 6/30/1998         4,953,585           4,129,542            4,234,601
 7/31/1998         4,910,489           4,132,838            4,231,308
 8/31/1998         4,576,084           4,213,597            4,200,557
 9/30/1998         4,735,790           4,334,081            4,287,155
10/31/1998         4,686,537           4,303,474            4,234,277
11/30/1998         4,937,267           4,329,115            4,312,564
12/31/1998         4,933,317           4,339,723            4,323,287
 1/31/1999         5,016,197           4,370,555            4,360,906
 2/28/1999         4,916,876           4,266,684            4,266,552
 3/31/1999         5,078,642           4,287,855            4,314,095
 4/30/1999         5,236,079           4,298,509            4,345,035
 5/31/1999         5,119,839           4,254,134            4,286,414
 6/30/1999         5,090,655           4,240,863            4,263,900
 7/31/1999         5,015,823           4,229,126            4,242,383
 8/31/1999         4,974,191           4,225,740            4,226,685
 9/30/1999         5,011,498           4,263,840            4,263,008
10/31/1999         5,024,027           4,274,900            4,271,382
11/30/1999         5,057,185           4,272,508            4,281,720
12/31/1999         5,117,871           4,246,506            4,274,806
 1/31/2000         5,099,959           4,245,332            4,262,269
 2/29/2000         5,255,508           4,298,555            4,314,699
 3/31/2000         5,313,318           4,360,670            4,354,457
 4/30/2000         5,170,921           4,339,408            4,301,627
 5/31/2000         5,090,772           4,335,481            4,268,904
 6/30/2000         5,250,622           4,424,004            4,376,922
 7/31/2000         5,277,400           4,470,862            4,395,678
 8/31/2000         5,384,004           4,533,970            4,475,865
 9/30/2000         5,308,628           4,551,034            4,488,608
10/31/2000         5,175,381           4,579,563            4,474,101
11/30/2000         5,148,469           4,657,885            4,515,574
12/31/2000         5,313,735           4,749,794            4,610,131
 1/31/2001         5,506,092           4,829,469            4,721,649
 2/28/2001         5,515,453           4,879,306            4,768,280
 3/31/2001         5,385,840           4,901,696            4,765,312
 4/30/2001         5,323,364           4,864,951            4,739,177
 5/31/2001         5,419,717           4,892,939            4,781,924
 6/30/2001         5,395,870           4,916,413            4,787,513
 7/31/2001         5,501,629           5,038,928            4,896,102
 8/31/2001         5,602,309           5,103,617            4,954,812
 9/30/2001         5,395,584           5,150,564            4,912,471
10/31/2001         5,539,646           5,281,250            5,016,634
11/30/2001         5,606,676           5,194,578            4,984,162
12/31/2001         5,563,504           5,153,634            4,953,725
 1/31/2002         5,600,223           5,191,508            4,980,811
 2/28/2002         5,621,504           5,235,566            5,004,626
 3/31/2002         5,642,304           5,129,347            4,939,012
 4/30/2002         5,805,366           5,228,705            5,014,577
 5/31/2002         5,884,319           5,276,962            5,054,226
 6/30/2002         5,794,878           5,321,833            5,030,464
 7/31/2002         5,637,257           5,385,934            5,005,272
 8/31/2002         5,842,453           5,506,689            5,106,450
 9/30/2002         5,758,322           5,625,142            5,152,437
10/31/2002         5,800,357           5,571,378            5,115,672
11/30/2002         6,010,910           5,574,673            5,189,387
12/31/2002         6,204,462           5,722,378            5,310,199
 1/31/2003         6,375,705           5,722,197            5,345,378
 2/28/2003         6,535,735           5,824,128            5,435,337
 3/31/2003         6,604,360           5,816,544            5,444,646
 4/30/2003         6,959,014           5,878,704            5,554,517
 5/31/2003         7,336,193           6,045,775            5,699,993
 6/30/2003         7,433,764           6,021,579            5,707,393
 7/31/2003         7,136,414           5,769,145            5,512,903
 8/31/2003         7,216,342           5,807,199            5,556,422
 9/30/2003         7,570,664           5,991,153            5,727,537
10/31/2003         7,644,857           5,915,314            5,704,854
11/30/2003         7,833,684           5,931,024            5,744,045
12/31/2003         8,074,962           5,989,528            5,827,772
 1/31/2004         8,141,984           6,043,924            5,880,805
 2/29/2004         8,178,623           6,117,866            5,932,764
 3/31/2004         8,264,499           6,174,023            5,973,533
 4/30/2004         7,915,737           5,984,472            5,821,330
 5/31/2004         7,830,247           5,953,820            5,777,066
 6/30/2004         7,946,134           5,978,332            5,811,159
 7/31/2004         8,050,229           6,041,486            5,871,895
 8/31/2004         8,294,956           6,169,328            5,991,186
 9/30/2004         8,521,408           6,190,906            6,028,321
10/31/2004         8,717,400           6,244,534            6,087,891
11/30/2004         8,907,440           6,175,061            6,067,684
12/31/2004         9,062,429           6,240,697            6,136,807
 1/31/2005         9,021,648           6,284,079            6,169,346
 2/28/2005         9,136,223           6,242,684            6,159,368
 3/31/2005         8,960,808           6,198,715            6,090,143
 4/30/2005         8,933,925           6,291,663            6,139,862
 5/31/2005         9,062,574           6,370,571            6,203,802
 6/30/2005         9,217,544           6,412,192            6,256,250
 7/31/2005         9,258,101           6,340,010            6,227,284
 8/31/2005         9,379,382           6,434,672            6,304,636
 9/30/2005         9,368,718           6,350,482            6,241,714
10/31/2005         9,278,208           6,296,131            6,187,683
11/30/2005         9,332,022           6,328,408            6,213,103
12/31/2005         9,435,607           6,388,537            6,274,055
 1/31/2006         9,625,263           6,376,845            6,296,956
 2/28/2006         9,741,729           6,394,089            6,325,933
 3/31/2006         9,671,916           6,323,848            6,256,714







Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates. (b) See page 15 for a description of the indexes. (c) The mountain chart is based on the Fund's minimum initial investment of $3,000,000.

WHAT YOU SHOULD KNOW
High yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the US. Securities issued by US government agencies are not issued, and may not be guaranteed by the US government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES GLOBAL BOND FUND

[PHOTO]

Ken Buntrock
                         Manager since September 2000

[PHOTO]

David Rolley
Manager since September 2000
                         Manager since September 2000

 FUND FACTS
 SYMBOL | Institutional: LSGBX;
 Retail: LSGLX
 OBJECTIVE | High total investment return through a combination of high current income and capital appreciation
 STRATEGY | Invests primarily in investment-grade fixed-income securities worldwide, although it may invest up to 20% of assets in lower-rated fixed-income securities
 FUND INCEPTION DATE | 5/10/91
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/10/91; Retail: 1/2/97 EXPENSE RATIO | Institutional: 0.75%; Retail: 1.00%
 TOTAL NET ASSETS | $1,060.7 million


PORTFOLIO REVIEW
Emerging market issues, particularly those denominated in local currencies, were the top performers for the six months ended March 31, 2006. Specifically, currency-linked notes in the Indonesian rupiah and Brazilian real issued by supranational entities and US or British commercial banks led the way and helped the Fund outperform its Benchmark, the Lehman Global Aggregate Bond Index.

The high yield market posted strong performance in the final three months of the period. In particular, bonds issued by Qwest, Lucent Technologies and Albertson's posted strong returns. Yen-denominated securities of high-quality names were among the worst-performing securities; a weak yen and dramatically rising bond yields were responsible.

We also maintained a defensive duration strategy during the period, which had a positive influence on the Fund's relative performance. Most major market bond yields dramatically increased, particularly in the January-to-March period, and our shorter duration helped the Fund's performance. Specifically, our short duration position in the Japanese yen paid off toward the end of the period, as yen yields increased dramatically after the bank of Japan announced the end of its accommodative monetary policy stance.

Our country strategy, which included overweighted positions in Australian, New Zealand, British, Norwegian and Swedish bond markets, also was effective, primarily due to positive local-market returns. In addition, the Fund was underweighted in the negative-performing markets of the euro, US dollar and Japanese yen.

Our strategy of maintaining overweighted positions in non-yen Asian currencies paid off handsomely, as these currencies advanced against the US dollar. The Brazilian real and the Mexican peso also posted positive currency performance. The Fund's modest overweight in the British pound and in Swedish krona detracted from performance, both on a relative and absolute basis, while our Benchmark exposure in yen hurt absolute performance as that currency depreciated.

OUTLOOK
Global economic growth prospects remain upbeat, with Asia leading the pack. Europe, particularly Germany, is benefiting from rising consumer and business confidence, and in the United States the first-quarter growth in the Gross Domestic Product is forecast to be vigorous, although it may slow to a slower, but still respectable growth rate for the balance of the year. The markets seem to expect continued tightening by key monetary authorities, including the US Federal Reserve Board, the European Central Bank and the Bank of Japan. But an end to the tightening mode appears within reach in the United States.

We are keeping duration significantly shorter than the Benchmark in the yen, but only modestly shorter in the euro. We have been gradually increasing US dollar duration and are comfortable with the current Benchmark level in this market. Our overweight position in non-yen Asian currencies has been successful and remains in place.

In Europe, we have a constructive outlook for the Swedish and the Norwegian krone. We have been hedging the Fund's exposure to the New Zealand and Australian dollars, but the recent sell-off in these markets may open the door for an opportunistic removal of the currency hedges. We are maintaining select emerging market local currency and corporate positions, but event risks remain a concern. For example, leveraged buyouts, mergers and acquisitions, or other shareholder friendly actions could negatively affect already tight corporate spread levels.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2006

                                                      SINCE
                 6 MONTHS* 1 YEAR 5 YEARS 10 YEARS INCEPTION(a)
                 ----------------------------------------------

                 LOOMIS SAYLES GLOBAL BOND: INSTITUTIONAL
                   -0.14%  -1.22%  10.42%   8.07%      8.45%
                 ----------------------------------------------

                 LOOMIS SAYLES GLOBAL BOND: RETAIL(b)
                   -0.32   -1.47   10.14    7.82       8.28
                 ----------------------------------------------

                 LEHMAN GLOBAL AGGREGATE BOND INDEX(c)
                   -1.32   -2.57    7.09    5.51       6.91
                 ----------------------------------------------

                 LIPPER GLOBAL INCOME FUNDS INDEX(c)
                   -0.21    0.09    6.80    5.51       6.18
                 ----------------------------------------------

* Notannualized


CUMULATIVE PERFORMANCE(d)

 INCEPTION TO MARCH 31, 2006(e)


                                    [CHART]

              Loomis Sayles        Lehman              Lipper Global
               Global Bond     Global Aggregate        Income Funds
                  Fund        Bond Index/(a)(c)/       Index/(a)(c)/
              -------------   -----------------      ---------------
 5/10/1991      $100,000          $100,000               $100,000
 5/31/1991       100,000           100,310                100,426
 6/30/1991        95,600            99,487                 98,704
 7/31/1991        98,602           101,363                100,213
 8/31/1991       100,002           103,443                101,681
 9/30/1991       105,302           106,842                104,978
10/31/1991       105,808           108,116                106,110
11/30/1991       108,220           109,444                106,224
12/31/1991       116,878           114,233                109,866
 1/31/1992       112,670           112,462                108,045
 2/29/1992       111,746           112,462                108,545
 3/31/1992       111,131           111,498                107,963
 4/30/1992       112,154           112,223                108,783
 5/31/1992       116,046           115,401                111,063
 6/30/1992       120,455           118,030                112,728
 7/31/1992       123,515           120,455                114,671
 8/31/1992       122,230           123,013                115,409
 9/30/1992       118,466           123,447                114,040
10/31/1992       119,958           120,676                113,867
11/30/1992       117,319           119,534                112,719
12/31/1992       117,859           120,853                113,736
 1/31/1993       118,083           122,933                115,253
 2/28/1993       120,598           124,872                117,902
 3/31/1993       123,565           126,226                119,108
 4/30/1993       127,346           128,040                120,559
 5/31/1993       128,161           128,908                121,880
 6/30/1993       123,880           129,572                123,446
 7/31/1993       122,493           129,616                124,881
 8/31/1993       128,997           132,917                127,874
 9/30/1993       131,900           134,068                127,784
10/31/1993       134,221           134,201                129,506
11/30/1993       132,932           133,006                128,662
12/31/1993       135,073           134,245                131,507
 1/31/1994       137,639           135,838                133,123
 2/28/1994       133,606           134,130                128,645
 3/31/1994       130,066           132,501                124,643
 4/30/1994       129,220           132,183                123,676
 5/31/1994       126,377           131,439                122,782
 6/30/1994       121,916           132,324                121,732
 7/31/1994       122,672           134,245                122,716
 8/31/1994       122,169           134,086                122,741
 9/30/1994       121,546           133,873                123,069
10/31/1994       121,923           135,281                124,266
11/30/1994       123,435           133,926                123,725
12/31/1994       123,311           134,555                122,035
 1/31/1995       122,559           137,369                122,208
 2/28/1995       122,314           140,759                123,922
 3/31/1995       119,672           145,468                127,136
 4/30/1995       125,069           147,743                130,203
 5/31/1995       132,598           152,292                134,509
 6/30/1995       131,087           153,337                134,402
 7/31/1995       134,600           154,054                135,419
 8/31/1995       138,988           152,177                134,927
 9/30/1995       141,754           155,001                137,182
10/31/1995       143,384           156,851                138,445
11/30/1995       149,406           158,718                140,815
12/31/1995       152,768           161,011                143,694
 1/31/1996       156,388           160,391                145,375
 2/29/1996       153,167           158,931                142,833
 3/31/1996       153,978           158,444                142,948
 4/30/1996       156,935           157,709                144,171
 5/31/1996       157,876           157,860                144,585
 6/30/1996       161,492           159,719                145,992
 7/31/1996       161,217           161,799                147,487
 8/31/1996       162,958           162,117                148,830
 9/30/1996       167,896           163,887                151,658
10/31/1996       171,942           167,472                154,729
11/30/1996       177,341           170,092                158,494
12/31/1996       175,710           168,915                158,096
 1/31/1997       173,584           166,189                156,745
 2/28/1997       176,431           165,410                156,861
 3/31/1997       174,860           163,861                154,912
 4/30/1997       174,003           164,233                155,358
 5/31/1997       177,988           167,145                157,586
 6/30/1997       181,975           168,950                159,501
 7/31/1997       183,959           169,729                160,841
 8/31/1997       181,825           169,340                160,023
 9/30/1997       185,516           172,774                163,431
10/31/1997       182,956           175,916                163,264
11/30/1997       182,388           174,960                163,275
12/31/1997       179,762           175,305                163,811
 1/31/1998       183,717           176,969                165,024
 2/28/1998       187,207           177,943                166,441
 3/31/1998       185,073           177,483                167,142
 4/30/1998       187,498           179,687                168,470
 5/31/1998       186,898           180,944                168,270
 6/30/1998       183,104           181,289                167,764
 7/31/1998       184,770           182,360                168,495
 8/31/1998       173,832           186,183                162,447
 9/30/1998       181,272           194,999                169,109
10/31/1998       191,604           197,495                170,551
11/30/1998       199,498           196,300                172,352
12/31/1998       198,780           199,336                174,179
 1/31/1999       202,716           198,548                174,549
 2/28/1999       199,918           192,645                170,072
 3/31/1999       206,496           192,901                171,431
 4/30/1999       214,549           192,707                172,987
 5/31/1999       209,293           189,901                169,531
 6/30/1999       206,990           187,148                167,934
 7/31/1999       207,984           190,025                168,528
 8/31/1999       205,530           189,724                168,178
 9/30/1999       207,009           192,061                169,696
10/31/1999       206,181           191,768                169,468
11/30/1999       204,718           189,671                168,594
12/31/1999       206,376           189,025                169,398
 1/31/2000       201,154           185,794                166,621
 2/29/2000       202,241           185,449                168,007
 3/31/2000       204,587           189,157                170,016
 4/30/2000       197,385           184,537                166,790
 5/31/2000       197,918           185,387                166,721
 6/30/2000       203,143           190,087                170,366
 7/31/2000       200,990           188,193                169,846
 8/31/2000       198,839           187,361                169,747
 9/30/2000       196,672           187,892                169,505
10/31/2000       190,555           186,369                167,818
11/30/2000       194,024           189,573                170,258
12/31/2000       205,684           195,026                176,470
 1/31/2001       208,934           195,964                178,260
 2/28/2001       208,746           196,291                177,987
 3/31/2001       203,778           192,264                175,955
 4/30/2001       203,207           192,034                175,109
 5/31/2001       199,773           192,397                175,328
 6/30/2001       202,250           191,043                175,406
 7/31/2001       206,841           195,424                178,066
 8/31/2001       216,025           201,310                181,854
 9/30/2001       211,813           202,868                181,159
10/31/2001       217,362           204,700                184,763
11/30/2001       218,884           202,319                182,776
12/31/2001       216,213           198,097                180,877
 1/31/2002       214,311           196,318                180,525
 2/28/2002       216,797           197,637                181,215
 3/31/2002       217,360           196,468                180,102
 4/30/2002       225,011           202,284                183,907
 5/31/2002       230,929           206,815                186,449
 6/30/2002       237,418           214,020                189,334
 7/31/2002       234,546           215,941                189,097
 8/31/2002       239,706           219,464                192,356
 9/30/2002       242,390           221,889                194,075
10/31/2002       242,584           221,260                193,810
11/30/2002       247,557           221,836                194,927
12/31/2002       260,306           230,829                202,003
 1/31/2003       267,517           233,422                204,540
 2/28/2003       271,717           236,440                207,683
 3/31/2003       273,320           237,033                208,409
 4/30/2003       281,547           240,078                212,257
 5/31/2003       296,976           248,610                220,093
 6/30/2003       294,570           245,911                218,591
 7/31/2003       283,347           238,750                212,175
 8/31/2003       281,534           238,201                211,791
 9/30/2003       299,158           249,646                220,744
10/31/2003       296,944           248,256                219,425
11/30/2003       303,744           251,496                221,700
12/31/2003       315,560           259,710                228,690
 1/31/2004       316,380           260,674                229,796
 2/29/2004       319,924           262,020                230,860
 3/31/2004       322,227           264,923                233,494
 4/30/2004       310,337           255,240                225,765
 5/31/2004       311,578           256,506                226,032
 6/30/2004       311,796           257,240                226,610
 7/31/2004       312,825           257,187                227,240
 8/31/2004       320,333           262,816                231,694
 9/30/2004       324,914           265,914                234,170
10/31/2004       333,037           272,287                239,015
11/30/2004       342,228           279,501                244,599
12/31/2004       346,438           283,785                248,141
 1/31/2005       342,142           280,802                246,359
 2/28/2005       343,853           281,333                247,253
 3/31/2005       338,489           277,934                244,262
 4/30/2005       342,347           281,563                246,847
 5/31/2005       337,623           277,793                245,636
 6/30/2005       336,543           276,553                245,769
 7/31/2005       335,264           274,332                244,235
 8/31/2005       340,427           278,846                247,865
 9/30/2005       334,844           274,411                245,000
10/31/2005       330,323           270,322                241,785
11/30/2005       327,516           268,410                239,735
12/31/2005       331,413           271,057                243,390
 1/31/2006       336,848           274,473                246,944
 2/28/2006       336,410           273,500                245,801
 3/31/2006       334,515           270,791                244,480







Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date. (b) Performance shown for periods prior to the inception date of the Retail Class (12/31/96) represents the performance of the Institutional Class during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Classes of shares. (c) See page 15 for a description of the indexes.
(d) Performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees. (e) The mountain chart is based on the Institutional Class minimum initial investment of $100,000.

WHAT YOU SHOULD KNOW

High yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of these securities and that of the Fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the US Securities issued by US government agencies are not issued, and may not be guaranteed by the US government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

[PHOTO]

John Hyll
Manager since January 2003
                          Manager since January 2003

[PHOTO]

Cliff Rowe
Manager since January 2003
                          Manager since January 2003

 FUND FACTS
 SYMBOL | LSGSX
 OBJECTIVE | High total investment return through a combination of current income and capital appreciation
 STRATEGY | Invests primarily in inflation-protected securities with emphasis on debt securities issued by the U.S. Treasury
 FUND INCEPTION DATE | 5/21/91
 EXPENSE RATIO | 0.40%
 TOTAL NET ASSETS | $9.3 million

PORTFOLIO REVIEW
The Treasury market struggled during the six months ended March 31, 2006. During this period, interest rates increased as the Federal Reserve continued to raise rates as inflation expectations remained a concern. This environment led to a negative total return for the Fund, although it was in line with its Benchmark, the Lehman US Treasury Inflation Protected Securities Index, for the six-month period.

Yields were driven higher by a rebounding economy, record Treasury issuance, and Fed Reserve tightening. Economic activity picked up after a slow fourth quarter, as evidenced by robust retail sales and payroll gains. Japan and Euroland seemed to join the party as well, with signs of stronger sustainable growth in those areas. The 30-year Treasury bond came out of retirement to help finance the burgeoning federal deficit, while Federal Reserve Chairman Greenspan went into retirement. Fear that the new Chairman might push rates up more aggressively helped push the 10-year Treasury yield up by quarter-end.

Our outlook calls for a further hike to 5.25% and reflects the recent combination of strong economic data, buoyant stock prices, record gold prices, and robust growth outside of the US. However, risks of a pause have increased as the Fed has told us this (Bernanke, Yellen) and oil, confidence, or housing could produce a sharper than expected slowdown.

Bond yields may be near a cycle peak. 2007 GDP appears reasonably strong, while headline inflation is expected to decline, and we see this as permitting a modest drop in bond yields from recent levels. Foreign yields have risen in line with US yields. The dollar, however, has recently weakened sharply, which is borderline bearish for bonds. The shape of the curve forecast implies modest Fed easing beyond the forecast horizon.

Given our interest rate outlook, we have positioned the Fund for the possibility of lower interest rates. Unfortunately, during this period lower rates did not materialize and this did hurt performance. The Fund's longer duration was constructed primarily with longer maturity TIPS. We believe longer maturity TIPS are attractive because of favorable breakeven levels relative to our inflation outlook and market technicals as a result of increasing demand from pension funds. We also have limited exposure to intermediate TIPS which may increase as the Federal Reserve gets closer to the end of its tightening cycle, which would result in a steepening of the yield curve.

We continue to invest the majority of the Fund's assets in US Treasury Inflation Protected Securities (TIPS), while maintaining small positions in high yield corporate securities and investment grade credits. Our strategy was designed to benefit from both a potential decline in interest rates and rebound in lower rated, high yield corporate bonds after the sector experienced a lackluster fourth calendar quarter in 2005. As corporate valuations improved during the first quarter of 2006, we have maintained a slightly higher concentration of TIPS relative to our minimum allowable amount (80%).

Corporate securities, particularly those in the high yield sector, had the most positive impact on Fund performance during the period. Fixed income investors showed a strong appetite for yield and, as we anticipated, the high yield sector responded positively to this trend during the first calendar quarter of 2006. Late in the period we purchased small currency positions in Japan, Sweden and Norway. Fundamentally, we believe the US dollar is a weak currency, and when interest rates stop increasing, we think the dollar may face significant pressures. We believe the currencies of Japan, Sweden and Norway are positioned to perform better than the US dollar.

OUTLOOK
Given that the Fund's Benchmark is composed entirely of US TIPS, the Fund's current allocation of 87% TIPS is underweighted. We expect to shift to a more bulleted maturity structure and increase duration when we believe the Federal Reserve Board is closer to concluding its tightening cycle. In addition, as credit opportunities become more attractive, we plan to reduce the Fund's exposure to TIPS further, probably to our minimum position of 80%, while increasing our allocation to corporate securities.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2006

                                                                  SINCE
                     6 MONTHS*       1 YEAR       5 YEARS      INCEPTION(a)
                     -----------------------------------------------------------

                     LOOMIS SAYLES INFLATION PROTECTED SECURITIES: INSTITUTIONAL
                       -2.14%         0.40%        4.83%           6.57%
                     -----------------------------------------------------------

                     LEHMAN US TREASURY INFLATION PROTECTED SECURITIES INDEX(b)
                       -2.14          0.86         7.24             N/A
                     -----------------------------------------------------------

                     LIPPER TREASURY INFLATION PROTECTED SECURITIES INDEX(b)
                       -2.37          0.54          N/A             N/A
                     -----------------------------------------------------------

* Notannualized

CUMULATIVE PERFORMANCE


 INCEPTION TO MARCH 31, 2006(c)


                                    [CHART]

               Loomis Sayles      Lipper Treasury    Lehman US Treasury
                  Inflation      Inflation Protected  Inflation Protected
                  Protected        Securities Funds   Securities Funds
              Securities Fund        Index/(a)(b)/        Index/(a)(b)/
              ---------------        -------------        -------------
 5/21/1991        100,000
 5/31/1991        100,300               $100,000            $100,000
 6/30/1991         99,999                 99,860              99 860
 7/31/1991        101,499                101,048             101,048
 8/31/1991        104,300                103,393             103,393
 9/30/1991        107,200                105,564             105,564
10/31/1991        108,015                106,493             106,493
11/30/1991        109,127                107,558             107,558
12/31/1991        115,282                111,226             111,226
1/31/1992         111,316                109,490             109,490
2/29/1992         112,919                109,918             109,918
3/31/1992         111,417                109,276             109,276
4/30/1992         110,883                109,963             109,963
5/31/1992         114,254                111,993             111,993
6/30/1992         116,207                113,597             113,597
7/31/1992         120,670                116,461             116,461
8/31/1992         121,780                117,546             117,546
9/30/1992         124,325                119,209             119,209
10/31/1992        121,329                117,489             117,489
11/30/1992        121,778                117,284             117,284
12/31/1992        125,358                119,259             119,259
 1/31/1993        128,241                121,794             121,794
 2/28/1993        132,435                124,233             124,233
 3/31/1993        132,554                124,648             124,648
 4/30/1993        133,601                125,607             125,607
 5/31/1993        133,841                125,469             125,469
 6/30/1993        138,713                128,252             128,252
 7/31/1993        140,822                129,035             129,035
 8/31/1993        145,891                131,915             131,915
 9/30/1993        146,387                132,421             132,421
10/31/1993        146,622                132,920             132,920
11/30/1993        144,496                131,463             131,463
12/31/1993        145,074                131,972             131,972
 1/31/1994        148,787                133,777             133,777
 2/28/1994        143,550                130,944             130,944
 3/31/1994        137,492                128,001             128,001
 4/30/1994        135,251                126,993             126,993
 5/31/1994        134,413                126,831             126,831
 6/30/1994        133,714                126,538             126,538
 7/31/1994        137,712                128,865             128,865
 8/31/1994        137,574                128,889             128,889
 9/30/1994        133,584                127,073             127,073
10/31/1994        132,890                126,979             126,979
11/30/1994        133,474                126,745             126,745
12/31/1994        136,010                127,518             127,518
 1/31/1995        139,547                129,890             129,890
 2/28/1995        142,645                132,687             132,687
 3/31/1995        143,672                133,519             133,519
 4/30/1995        145,597                135,263             135,263
 5/31/1995        152,950                140,718             140,718
 6/30/1995        154,143                141,798             141,798
 7/31/1995        153,495                141,277             141,277
 8/31/1995        156,534                142,937             142,937
 9/30/1995        158,820                144,313             144,313
10/31/1995        161,123                146,510             146,510
11/30/1995        164,055                148,795             148,795
12/31/1995        167,303                150,904             150,904
 1/31/1996        167,454                151,831             151,831
 2/29/1996        161,643                148,737             148,737
 3/31/1996        159,445                147,495             147,495
 4/30/1996        157,420                146,554             146,554
 5/31/1996        156,617                146,308             146,308
 6/30/1996        159,499                148,197             148,197
 7/31/1996        159,882                148,563             148,563
 8/31/1996        157,931                148,231             148,231
 9/30/1996        162,322                150,691             150,691
10/31/1996        168,230                154,006             154,006
11/30/1996        172,856                156,686             156,686
12/31/1996        169,520                155,086             155,086
 1/31/1997        169,012                155,258             155,258
 2/28/1997        169,012                155,472             155,472
 3/31/1997        165,310                153,826             153,826
 4/30/1997        169,394                156,046             156,046
 5/31/1997        171,274                157,392             157,392
 6/30/1997        174,014                159,159             159,159
 7/31/1997        182,106                163,677             163,677
 8/31/1997        178,974                162,058             162,058
 9/30/1997        182,965                164,495             164,495
10/31/1997        186,624                167,341             167,341
11/30/1997        188,733                168,198             168,198
12/31/1997        191,073                169,956             169,956
 1/31/1998        193,939                172,499             172,499
 2/28/1998        193,222                172,031             172,031
 3/31/1998        193,570                172,519             172,519
 4/30/1998        194,808                173,295             173,295
 5/31/1998        197,166                175,074             175,074
 6/30/1998        199,512                177,066             177,066
 7/31/1998        199,791                177,339             177,339
 8/31/1998        204,386                181,953             181,953
 9/30/1998        209,333                186,857             186,857
10/31/1998        207,742                186,220             186,220
11/30/1998        209,217                186,283             186,283
12/31/1998        208,777                186,699             186,699
 1/31/1999        210,656                187,784             187,784
 2/28/1999        204,631                183,318             183,318
 3/31/1999        204,631                184,037             184,037
 4/30/1999        205,696                184,454             184,454
 5/31/1999        203,207                182,837             182,837
 6/30/1999        201,296                182,464             182,464
 7/31/1999        200,230                182,199             182,199
 8/31/1999        199,649                182,197             182,197
 9/30/1999        201,985                183,677             183,677
10/31/1999        202,712                183,971             183,971
11/30/1999        201,719                183,718             183,718
12/31/1999        199,439                182,529             182,529
 1/31/2000        200,436                182,784             182,784
 2/29/2000        205,247                185,386             185,386
 3/31/2000        210,850                188,640             188,640
 4/30/2000        209,901                188,118             188,118
 5/31/2000        209,083                188,239             188,239
 6/30/2000        213,975                191,596             191,596
 7/31/2000        216,115                193,452             193,452
 8/31/2000        220,481                196,312             196,312
 9/30/2000        220,282                196,871             196,871
10/31/2000        223,410                198,755             198,755
11/30/2000        229,509                202,663             202,663
12/31/2000        234,650                206,703             206,703
 1/31/2001        235,706                208,783             208,783
 2/28/2001        238,700                211,158             211,158
 3/31/2001        237,769                211,898             211,898
 4/30/2001        233,227                209,735             209,735
 5/31/2001        233,880                210,427             210,427
 6/30/2001        234,933                211,396             211,396
 7/31/2001        242,380                216,472             216,472
 8/31/2001        245,458                219,159             219,159
 9/30/2001        248,625                222,974             222,974
10/31/2001        258,843                228,727             228,727
11/30/2001        249,059                223,595             223,595
12/31/2001        245,622                221,651             221,651
 1/31/2002        248,324                223,086             223,086
 2/28/2002        251,701                225,145             225,145
 3/31/2002        245,308                220,248             220,248
 4/30/2002        252,152                225,496             225,496
 5/31/2002        254,421                226,848             226,848
 6/30/2002        257,958                230,022             230,022
 7/31/2002        263,968                235,073             235,073
 8/31/2002        271,834                239,731             239,731
 9/30/2002        279,473                245,351             245,351
10/31/2002        275,504                243,379             243,379
11/30/2002        273,108                241,284             241,284
12/31/2002        280,509                247,130             247,130
 1/31/2003        280,761                246,510             246,510
 2/28/2003        287,106                250,487             250,487
 3/31/2003        285,269                249,773             249,773
 4/30/2003        285,526                250,930             250,930
 5/31/2003        293,692                257,443             257,443
 6/30/2003        291,930                256,095             256,095
 7/31/2003        278,734                245,509             245,509
 8/31/2003        281,717                246,883             246,883
 9/30/2003        291,464                254,059             254,059
10/31/2003        285,926                250,443             250,443
11/30/2003        286,498                250,731             250,731
12/31/2003        288,905                252,953             252,953
 1/31/2004        291,534                255,047             255,047
 2/29/2004        295,207                258,102             258,102
 3/31/2004        297,303                260,374             260,374
 4/30/2004        284,846                252,539             252,539
 5/31/2004        286,441                251,605             251,605
 6/30/2004        287,873                252,626             252,626
 7/31/2004        290,810                254,979             254,979
 8/31/2004        297,498                259,945             259,945
 9/30/2004        298,242                260,473             260,473
10/31/2004        300,151                262,547             262,547
11/30/2004        297,179                259,427             259,427
12/31/2004        301,578                261,748             261,748
 1/31/2005        301,578                261,879             261,768
 2/28/2005        300,221                260,753             260,650
 3/31/2005        299,800                261,002             260,883
 4/30/2005        304,477                265,813             265,865
 5/31/2005        306,943                267,970             267,693
 6/30/2005        308,233                269,015             268,832
 7/31/2005        302,345                263,474             263,188
 8/31/2005        308,816                269,655             269,262
 9/30/2005        307,611                268,883             268,885
10/31/2005        303,366                265,119             265,449
11/30/2005        303,639                265,172             265,909
12/31/2005        307,617                268,884             269,180
 1/31/2006        307,617                269,207             269,154
 2/28/2006        308,478                269,207             269,025
 3/31/2006        301,232                262,531             263,123



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

For illustrative purposes, the chart above reflects the growth of a hypothetical investment of $100,000 in the Fund, since its inception. For illustrative purposes, the chart above also reflects the growth of a hypothetical investment in the former primary benchmark of the Fund, the Lehman US Government Bond Index (the "Former Benchmark"), compared to the performance of the Fund from the Fund's inception date and through December 31, 2004. On December 15, 2004, in connection with a change of the Fund's investment objective, the Fund changed its primary benchmark from the Former Benchmark to the Lehman US Treasury Inflation Protected Securities Index (the "New Benchmark"). Since index performance data is not available coincident with the date of the Fund's strategy change, comparative data for the Fund's New Benchmark begins on December 31, 2004. For illustrative purposes, the chart above reflects the growth of a hypothetical investment in the New Benchmark, compared to the performance of the Fund, from December 31, 2004, through March 31, 2006. The chart above also compares the performance of the Fund to the Lipper Treasury Inflation Protected Securities Fund Index from December 31, 2004 and through March 31, 2006. The performance of the New Benchmark and of the Lipper Treasury Inflation Protected Securities Fund Index was linked to the performance of the Former Benchmark as of December 31, 2004.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Since index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 15 for a description of the indexes.
(c) The mountain chart is based on the Fund's minimum initial investment of $100,000.

WHAT YOU SHOULD KNOW

Securities issued by US government agencies are not issued, and may not be guaranteed by the US government.

Effective December 15, 2004, the Fund's name and investment strategy changed. The Fund is now named the Loomis Sayles Inflation Protected Securities Fund, and its strategy emphasizes inflation-protected debt securities issued by the US Treasury (TIPS). The principal value of the types of securities are periodically adjusted according to the rate of inflation and repayment of the original bonds is guaranteed by the US government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

[PHOTO]

Daniel Fuss
                          Manager since January 1996

 FUND FACTS
 SYMBOL | LSHIX
 OBJECTIVE | High total investment return through a combination of current income and capital appreciation
 STRATEGY | Invests in primarily lower-rated fixed-income securities and other securities that are expected to produce a relatively high level of income (including income-producing preferred and common stocks)
 FUND INCEPTION DATE | 6/5/96
 FUND REGISTRATION DATE | 3/7/97
 EXPENSE RATIO | 0.75%
 TOTAL NET ASSETS | $127.2 million

PORTFOLIO REVIEW
Favorable security selections in the high yield, emerging market and convertibles sectors helped the Fund significantly outperform its Benchmark, the Lehman High Yield Index, for the six months ended March 31, 2006. Our primary strategies during the period included taking advantage of select non-benchmark opportunities among non-dollar, convertible, emerging market, preferred/equity and investment grade credit securities. With the global economy improving, we focused on sovereign opportunities, particularly in Latin America and Southeast Asia. In addition, we shortened the Fund's duration during the period in anticipation of higher interest rates.

In terms of sectors, the convertibles, preferred/equity and emerging markets areas made the greatest positive contributions to Fund performance. Convertibles outperformed due to improving corporate capital structures in select names. Continental Airlines convertibles were the Fund's top-performing individual securities, due to strength in the underlying stock. The preferred/equity sector's positive influence on performance was driven by specific names that performed well. In the emerging markets sector, the combination of strong global economic growth, rising commodity prices and improving credit quality led to strong performance. For example, Republic of Argentina warrants, which are positively correlated with Argentina's Gross Domestic Product, were top performers on strong signs of an economic recovery in the country. On the downside, the Canadian sector was a slight drag on relative performance, primarily due to currency depreciation.

Among industries represented in the Fund, communications performed well due to capital restructuring improvements and fiber/bandwidth demand. Level 3 Communications convertibles were top performers for the Fund, due to strong profitability forecasts for the company stemming from growing demand for telecom products. In addition, strong demand within the biotech and pharmaceutical markets led to positive performance for consumer non-cyclicals. The individual technology stocks we selected also outperformed.

Bankruptcies led to declines in the auto and electric industries. In particular, Delphi and Calpine bonds detracted from the Fund's performance. We maintained a position in certain short Calpine paper and held all our Delphi bonds. Solo Cup also was a negative contributor to performance, due to a credit downgrade. We sold the position early in 2006.

OUTLOOK
Credit spreads remain tight, but opportunities are still present, particularly in the below-investment grade categories. The high yield sector appears fairly valued, as market and economic conditions are favorable. Nevertheless, from a shorter-term, tactical perspective, the market seems rich and vulnerable to spreads snapping back to the middle or higher end of the range. Therefore, although we anticipate attractive opportunities in selected high yield securities, our overall assessment is one of caution. We continue to focus our efforts on careful credit research, seeking improving credit quality in select names. Defaults are expected to rise modestly in 2006, but there is no indication credit quality is deteriorating on a widespread basis. We will continue to look for opportunities in technical flare-ups.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2006

                                            SINCE         SINCE
             6 MONTHS*  1 YEAR 5 YEARS REGISTRATION(a) INCEPTION(a)
             ------------------------------------------------------

             LOOMIS SAYLES INSTITUTIONAL HIGH INCOME: INSTITUTIONAL
               7.44%    14.48%  12.93%      8.44%          8.50%
             ------------------------------------------------------

             LEHMAN HIGH YIELD INDEX(b)
               3.58      7.43    8.13       5.99           6.68
             ------------------------------------------------------

             LIPPER HIGH CURRENT YIELD FUNDS INDEX(b)
               3.58      7.14    6.58       4.43           5.23
             ------------------------------------------------------

* Notannualized


CUMULATIVE PERFORMANCE

 REGISTRATION TO MARCH 31, 2006(c)

                                      [CHART]

             Loomis Sayles
            Institutional High     Lehman High            Lipper High Current
              Income Fund       Yield Index/(a)(b)/    Yield Funds Index/(a)(b)/
            ------------------  ------------------     ------------------------
  3/7/1997      $3,000,000           $3,000,000                $3,000,000
  3/31/1997      2,961,300            2,956,675                 2,935,019
  4/30/1997      3,000,093            2,985,600                 2,960,015
  5/31/1997      3,089,196            3,051,777                 3,038,341
  6/30/1997      3,148,508            3,094,100                 3,090,391
  7/31/1997      3,305,934            3,179,060                 3,172,824
  8/31/1997      3,302,958            3,171,860                 3,180,038
  9/30/1997      3,404,029            3,234,719                 3,257,060
 10/31/1997      3,302,929            3,237,599                 3,244,290
 11/30/1997      3,317,792            3,268,527                 3,267,845
 12/31/1997      3,287,601            3,297,202                 3,306,367
  1/31/1998      3,333,298            3,356,554                 3,370,604
  2/28/1998      3,398,631            3,376,213                 3,402,372
  3/31/1998      3,506,707            3,407,893                 3,451,685
  4/30/1998      3,496,889            3,421,354                 3,462,458
  5/31/1998      3,401,773            3,433,249                 3,458,631
  6/30/1998      3,323,192            3,445,583                 3,464,701
  7/31/1998      3,282,649            3,465,180                 3,488,336
  8/31/1998      2,784,015            3,273,974                 3,222,514
  9/30/1998      2,777,333            3,288,812                 3,203,193
 10/31/1998      2,774,000            3,221,383                 3,130,474
 11/30/1998      3,041,414            3,355,052                 3,314,300
 12/31/1998      2,995,185            3,358,746                 3,303,951
  1/31/1999      3,068,567            3,408,645                 3,363,790
  2/28/1999      3,049,235            3,388,547                 3,350,254
  3/31/1999      3,191,939            3,420,853                 3,409,321
  4/30/1999      3,392,712            3,487,155                 3,497,486
  5/31/1999      3,296,359            3,439,949                 3,431,058
  6/30/1999      3,346,463            3,432,623                 3,431,561
  7/31/1999      3,319,357            3,446,397                 3,432,623
  8/31/1999      3,249,982            3,408,331                 3,397,795
  9/30/1999      3,242,183            3,383,789                 3,371,317
 10/31/1999      3,319,346            3,361,313                 3,361,592
 11/30/1999      3,396,687            3,400,568                 3,420,818
 12/31/1999      3,474,132            3,439,072                 3,461,999
  1/31/2000      3,461,277            3,424,234                 3,444,984
  2/29/2000      3,568,577            3,430,870                 3,469,424
  3/31/2000      3,572,859            3,358,746                 3,409,362
  4/30/2000      3,538,560            3,364,130                 3,394,490
  5/31/2000      3,457,173            3,329,633                 3,334,061
  6/30/2000      3,555,702            3,397,437                 3,395,777
  7/31/2000      3,551,436            3,423,357                 3,401,865
  8/31/2000      3,671,474            3,446,773                 3,419,649
  9/30/2000      3,572,711            3,416,658                 3,369,326
 10/31/2000      3,414,083            3,307,219                 3,254,168
 11/30/2000      3,182,608            3,176,242                 3,072,498
 12/31/2000      3,275,222            3,237,598                 3,125,800
  1/31/2001      3,553,616            3,480,143                 3,333,190
  2/28/2001      3,548,641            3,526,473                 3,343,728
  3/31/2001      3,404,566            3,443,454                 3,232,797
  4/30/2001      3,337,496            3,400,568                 3,190,415
  5/31/2001      3,399,907            3,461,799                 3,224,914
  6/30/2001      3,323,069            3,364,693                 3,129,947
  7/31/2001      3,327,722            3,414,216                 3,148,290
  8/31/2001      3,351,681            3,454,473                 3,162,241
  9/30/2001      3,121,086            3,222,322                 2,938,954
 10/31/2001      3,159,475            3,302,022                 3,006,177
 11/30/2001      3,289,013            3,422,480                 3,101,659
 12/31/2001      3,282,435            3,408,519                 3,093,281
  1/31/2002      3,282,435            3,432,247                 3,100,728
  2/28/2002      3,176,085            3,384,352                 3,045,930
  3/31/2002      3,310,433            3,465,805                 3,106,216
  4/30/2002      3,366,379            3,521,213                 3,138,694
  5/31/2002      3,332,715            3,501,680                 3,107,195
  6/30/2002      3,131,086            3,243,483                 2,932,255
  7/31/2002      2,996,763            3,101,801                 2,836,135
  8/31/2002      3,058,496            3,190,266                 2,884,966
  9/30/2002      2,932,792            3,148,381                 2,844,823
 10/31/2002      2,957,134            3,120,896                 2,826,824
 11/30/2002      3,213,222            3,314,230                 2,989,777
 12/31/2002      3,275,879            3,360,560                 3,018,826
  1/31/2003      3,440,001            3,472,441                 3,085,588
  2/28/2003      3,502,953            3,515,265                 3,126,937
  3/31/2003      3,616,449            3,616,378                 3,204,996
  4/30/2003      3,900,340            3,830,936                 3,362,352
  5/31/2003      4,045,433            3,870,505                 3,402,342
  6/30/2003      4,159,109            3,981,822                 3,494,011
  7/31/2003      4,108,784            3,938,059                 3,467,076
  8/31/2003      4,153,159            3,983,325                 3,513,632
  9/30/2003      4,361,647            4,092,200                 3,598,950
 10/31/2003      4,512,997            4,174,843                 3,679,708
 11/30/2003      4,645,679            4,238,140                 3,722,340
 12/31/2003      4,848,695            4,334,119                 3,814,498
  1/31/2004      4,951,487            4,416,824                 3,875,711
  2/29/2004      4,924,254            4,405,743                 3,868,130
  3/31/2004      4,979,406            4,435,669                 3,882,885
  4/30/2004      4,821,559            4,405,492                 3,874,065
  5/31/2004      4,690,894            4,330,863                 3,814,199
  6/30/2004      4,821,301            4,392,971                 3,867,564
  7/31/2004      4,869,514            4,452,699                 3,898,393
  8/31/2004      5,013,652            4,540,038                 3,962,011
  9/30/2004      5,152,845            4,605,964                 4,017,006
 10/31/2004      5,262,601            4,689,171                 4,088,474
 11/30/2004      5,386,272            4,745,706                 4,146,505
 12/31/2004      5,538,165            4,816,454                 4,209,046
  1/31/2005      5,530,965            4,810,193                 4,198,679
  2/28/2005      5,650,434            4,880,940                 4,262,841
  3/31/2005      5,463,969            4,739,007                 4,149,770
  4/30/2005      5,396,763            4,692,802                 4,101,283
  5/31/2005      5,508,476            4,776,134                 4,167,006
  6/30/2005      5,672,628            4,869,858                 4,234,057
  7/31/2005      5,777,005            4,955,005                 4,299,810
  8/31/2005      5,814,555            4,964,459                 4,320,236
  9/30/2005      5,822,114            4,914,936                 4,292,187
 10/31/2005      5,755,160            4,880,627                 4,256,801
 11/30/2005      5,792,568            4,906,108                 4,295,587
 12/31/2005      5,895,097            4,948,244                 4,335,208
  1/31/2006      6,111,447            5,027,193                 4,391,116
  2/28/2006      6,263,622            5,060,751                 4,427,929
  3/31/2006      6,254,959            5,091,053                 4,446,041



 INCEPTION TO MARCH 31, 2006(c)

                                     [CHART]

                       Loomis Sayles     Lehman High         Lipper High
                    Institutional High      Yield           Current Yield
                        Income Fund     Index/(a)(b)/     Funds Index/(a)(b)/
                    ------------------  -------------     -------------------
   6/5/1996            $3,000,000        $3,000,000           $3,000,000
  6/30/1996             3,009,000         3,024,817            3,001,875
  7/31/1996             2,990,946         3,038,898            3,015,534
  8/31/1996             3,032,819         3,071,731            3,064,208
  9/30/1996             3,113,796         3,145,762            3,144,098
 10/31/1996             3,131,856         3,169,951            3,159,086
 11/30/1996             3,221,740         3,233,107            3,213,523
 12/31/1996             3,228,828         3,255,623            3,253,122
  1/31/1997             3,244,649         3,285,389            3,285,381
  2/28/1997             3,219,341         3,340,250            3,340,543
  3/31/1997             3,165,256         3,292,011            3,268,186
  4/30/1997             3,206,721         3,324,217            3,296,019
  5/31/1997             3,301,960         3,397,899            3,383,236
  6/30/1997             3,365,358         3,445,023            3,441,195
  7/31/1997             3,533,626         3,539,618            3,532,985
  8/31/1997             3,530,445         3,531,601            3,541,018
  9/30/1997             3,638,477         3,601,589            3,626,784
 10/31/1997             3,530,414         3,604,796            3,612,564
 11/30/1997             3,546,301         3,639,232            3,638,792
 12/31/1997             3,514,030         3,671,159            3,681,687
  1/31/1998             3,562,875         3,737,243            3,753,216
  2/28/1998             3,632,707         3,759,132            3,788,591
  3/31/1998             3,748,227         3,794,405            3,843,501
  4/30/1998             3,737,732         3,809,392            3,855,496
  5/31/1998             3,636,066         3,822,637            3,851,235
  6/30/1998             3,552,073         3,836,370            3,857,994
  7/31/1998             3,508,737         3,858,189            3,884,313
  8/31/1998             2,975,760         3,645,297            3,588,316
  9/30/1998             2,968,618         3,661,818            3,566,802
 10/31/1998             2,965,056         3,586,741            3,485,828
 11/30/1998             3,250,887         3,735,570            3,690,521
 12/31/1998             3,201,474         3,739,683            3,678,996
  1/31/1999             3,279,910         3,795,241            3,745,628
  2/28/1999             3,259,247         3,772,865            3,730,556
  3/31/1999             3,411,779         3,808,835            3,796,327
  4/30/1999             3,626,380         3,882,657            3,894,501
  5/31/1999             3,523,391         3,830,096            3,820,533
  6/30/1999             3,576,947         3,821,940            3,821,093
  7/31/1999             3,547,973         3,837,276            3,822,275
  8/31/1999             3,473,821         3,794,893            3,783,494
  9/30/1999             3,465,484         3,767,567            3,754,010
 10/31/1999             3,547,962         3,742,542            3,743,181
 11/30/1999             3,630,630         3,786,249            3,809,130
 12/31/1999             3,713,408         3,829,120            3,854,985
  1/31/2000             3,699,668         3,812,599            3,836,039
  2/29/2000             3,814,358         3,819,988            3,863,253
  3/31/2000             3,818,935         3,739,684            3,796,373
  4/30/2000             3,782,274         3,745,679            3,779,813
  5/31/2000             3,695,281         3,707,269            3,712,525
  6/30/2000             3,800,597         3,782,764            3,781,245
  7/31/2000             3,796,036         3,811,623            3,788,025
  8/31/2000             3,924,342         3,837,695            3,807,828
  9/30/2000             3,818,777         3,804,165            3,751,792
 10/31/2000             3,649,224         3,682,313            3,623,562
 11/30/2000             3,401,806         3,536,482            3,421,271
 12/31/2000             3,500,799         3,604,797            3,480,622
  1/31/2001             3,798,367         3,874,850            3,711,555
  2/28/2001             3,793,049         3,926,434            3,723,289
  3/31/2001             3,639,051         3,834,000            3,599,766
  4/30/2001             3,567,362         3,786,249            3,552,572
  5/31/2001             3,634,072         3,854,425            3,590,988
  6/30/2001             3,551,942         3,746,306            3,485,241
  7/31/2001             3,556,914         3,801,446            3,505,666
  8/31/2001             3,582,524         3,846,269            3,521,201
  9/30/2001             3,336,046         3,587,788            3,272,568
 10/31/2001             3,377,080         3,676,528            3,347,421
 11/30/2001             3,515,540         3,810,648            3,453,742
 12/31/2001             3,508,509         3,795,103            3,444,413
  1/31/2002             3,508,509         3,821,522            3,452,705
  2/28/2002             3,394,833         3,768,195            3,391,687
  3/31/2002             3,538,435         3,858,886            3,458,816
  4/30/2002             3,598,234         3,920,579            3,494,981
  5/31/2002             3,562,252         3,898,830            3,459,907
  6/30/2002             3,346,736         3,611,349            3,265,108
  7/31/2002             3,203,161         3,453,598            3,158,077
  8/31/2002             3,269,146         3,552,097            3,212,452
  9/30/2002             3,134,784         3,505,461            3,167,752
 10/31/2002             3,160,803         3,474,859            3,147,709
 11/30/2002             3,434,528         3,690,121            3,329,160
 12/31/2002             3,501,501         3,741,705            3,361,506
  1/31/2003             3,676,927         3,866,276            3,435,847
  2/28/2003             3,744,214         3,913,957            3,481,889
  3/31/2003             3,865,527         4,026,537            3,568,810
  4/30/2003             4,168,971         4,265,430            3,744,027
  5/31/2003             4,324,057         4,309,486            3,788,557
  6/30/2003             4,445,562         4,433,429            3,890,632
  7/31/2003             4,391,771         4,384,703            3,860,639
  8/31/2003             4,439,202         4,435,102            3,912,480
  9/30/2003             4,662,050         4,556,326            4,007,482
 10/31/2003             4,823,823         4,648,342            4,097,408
 11/30/2003             4,965,644         4,718,818            4,144,879
 12/31/2003             5,182,642         4,825,682            4,247,498
  1/31/2004             5,292,514         4,917,768            4,315,660
  2/29/2004             5,263,406         4,905,429            4,307,219
  3/31/2004             5,322,356         4,938,750            4,323,648
  4/30/2004             5,153,637         4,905,150            4,313,828
  5/31/2004             5,013,974         4,822,057            4,247,166
  6/30/2004             5,153,362         4,891,209            4,306,588
  7/31/2004             5,204,896         4,957,711            4,340,917
  8/31/2004             5,358,961         5,054,955            4,411,757
  9/30/2004             5,508,102         5,128,359            4,472,995
 10/31/2004             5,625,425         5,221,002            4,552,576
 11/30/2004             5,757,622         5,283,950            4,617,194
 12/31/2004             5,919,987         5,362,721            4,686,834
  1/31/2005             5,912,291         5,355,750            4,675,290
  2/28/2005             6,039,996         5,434,522            4,746,735
  3/31/2005             5,840,487         5,276,491            4,620,829
  4/30/2005             5,768,649         5,225,046            4,566,838
  5/31/2005             5,888,060         5,317,829            4,640,022
  6/30/2005             6,063,524         5,422,183            4,714,684
  7/31/2005             6,175,093         5,516,988            4,787,901
  8/31/2005             6,215,231         5,527,514            4,810,646
  9/30/2005             6,223,311         5,472,374            4,779,413
 10/31/2005             6,151,743         5,434,173            4,740,010
 11/30/2005             6,191,729         5,462,545            4,783,199
 12/31/2005             6,301,323         5,509,459            4,827,317
  1/31/2006             6,532,581         5,597,362            4,889,572
  2/28/2006             6,695,243         5,634,726            4,930,564
  3/31/2006             6,686,199         5,668,465            4,950,732



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates. (b) See page 15 for a description of the indexes. (c) The mountain chart is based on the Fund's minimum initial investment of $3,000,000.

WHAT YOU SHOULD KNOW
High yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the US. Securities issued by US government agencies are not issued, and may not be guaranteed by the US government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND


[PHOTO]

Cliff Rowe
Manager since January 2003
                          Manager since December 2005

[PHOTO]
Neil Burke


                          Manager since December 2005

 FUND FACTS
 SYMBOL | LSDIX
 OBJECTIVE | Above-average total return through a combination of current income and capital appreciation
 STRATEGY | Invests only in investment-grade fixed-income securities. The Fund's weighted average duration generally is two to five years
 FUND INCEPTION DATE | 1/28/98
 EXPENSE RATIO | 0.40%
 TOTAL NET ASSETS | $41.3 million


[PHOTO]
Richard Raczkowski


                          Manager since December 2005

PORTFOLIO REVIEW
In a challenging climate for fixed income investors, the Fund slightly outperformed its Benchmark, the Lehman US Government/Credit Intermediate Index, for the six-month period ended March 31, 2006. The primary contributors to this outperformance included security selection and duration management. Throughout the period, we increased the Fund's duration by approximately half a year, but the Fund's interest-rate sensitivity still remained slightly short of the Benchmark's at the end of March, 2006. We do not plan to make any significant changes to the duration strategy in the near-term.

The Fund maintained a slight yield advantage relative to the Benchmark during the fiscal period, while its overall quality remained comparable. Slight increases in securities with AA and A ratings contributed to this advantage, because they provided higher yields relative to comparable Treasuries with limited risk. In addition, we trimmed our holdings in US credits and increased exposure to US Treasuries and the asset-backed securities market. In general, these allocation changes have come at the expense of the BBB-rated sector, a quality bucket that has contributed healthy returns throughout the past six months, but which now appears to be rich as a whole, given the group's potential risks and tight spreads relative to lower-risk instruments.

The Fund's out-of-Benchmark allocations to mortgage-backed securities (especially 15-year mortgages) and asset-backed securities with shorter maturities (particularly auto loans) contributed positively to performance during the six months. Fears of extension risk (as interest rates rise, the likelihood of prepayment decreases) provided an opportunity for us to purchase mortgage-backed securities at favorable prices. Within the corporate sector, investment-grade financials and industrials posted strong returns. Security selection was an important driver of return within these areas. In addition, the Fund's emphasis on consumer non-cyclicals and its equal-weight position in consumer cyclicals led to outperformance relative to the Benchmark's sectors.

In terms of individual issues, a few short-term US Treasury notes made the greatest contributions to Fund performance during the period. The Fund's holdings in Residential Capital Corp. also performed well on expectations that the company would separate from GMAC.

As interest rates rose, a few longer-duration US Treasury notes were the largest detractors to the Fund's performance, particularly in the first calendar quarter of 2006. The Fund's avoidance of the Agency sector proved somewhat costly, because Agencies performed well on a relative basis. In addition, basic industries detracted slightly from the Fund's relative performance during the six-month period, primarily for issue-specific reasons.

OUTLOOK
We believe the US economy may slow, but growth should remain at a healthy, close-to-trend pace into summer. Our forecast calls for vigorous real GDP growth for the first half of 2006, slowing to a more moderate pace in the second half of the year. The end of the housing boom could temper consumer enthusiasm for spending. But we believe higher net exports, greater business capital investment, and stronger spending by state and local governments may offset slowing consumer-spending trends. Global economic growth also is looking favorable, in our view, with Europe and Japan finally seeing stronger economic momentum.

With a federal funds rate of 4.75% as of March 31, 2006, we believe the Federal Reserve Board is at or close to a "neutral" zone, neither stimulating nor suppressing economic activity. Our forecast is for inflation to remain in check, reducing the risk that the Fed will need to raise rates much beyond 5%.

Corporate investors are faced with tight spread levels, but the corporate market could outperform Treasuries by a small margin, given still-healthy profit growth in a supportive economic environment. We continue to view
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2006

                                                                SINCE
                     6 MONTHS*        1 YEAR     5 YEARS     INCEPTION(a)
                     --------------------------------------------------------

                     LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND:
                     INSTITUTIONAL
                        0.39%          2.17%      4.49%          5.14%
                     --------------------------------------------------------

                     LEHMAN US GOV'T/CREDIT INTERMEDIATE INDEX(b)
                        0.13           2.08       4.71           5.43
                     --------------------------------------------------------

                     LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX(b)
                       -0.10           2.21       4.91           5.33
                     --------------------------------------------------------

* Notannualized

allocations to US credits--especially those in the BBB universe--on a selective, credit-specific basis.


CUMULATIVE PERFORMANCE

 INCEPTION TO MARCH 31, 2006(c)


                                     [CHART]

              Loomis Sayles          Lehman US
              Intermediate       Government/Credit       Lipper Intermediate
             Duration Fixed        Intermediate           Investment Grade
               Income Fund         Index/(a)(b)/       Debt Funds Index/(a)(b)/
             --------------      -----------------     ------------------------
  1/28/1998   $2,000,000           $2,000,000              $2,000,000
  1/31/1998    2,008,000            2,000,000               2,000,000
  2/28/1998    2,008,000            1,998,476               1,997,109
  3/31/1998    2,016,032            2,004,896               2,004,485
  4/30/1998    2,024,096            2,014,941               2,013,850
  5/31/1998    2,036,241            2,029,721               2,032,011
  6/30/1998    2,042,349            2,042,676               2,048,200
  7/31/1998    2,050,519            2,049,881               2,052,391
  8/31/1998    2,030,014            2,082,096               2,080,194
  9/30/1998    2,038,134            2,134,402               2,126,828
 10/31/1998    2,042,210            2,132,300               2,109,620
 11/30/1998    2,060,998            2,132,139               2,120,139
 12/31/1998    2,064,296            2,140,706               2,129,212
  1/31/1999    2,083,494            2,152,461               2,142,422
  2/28/1999    2,064,326            2,120,823               2,104,181
  3/31/1999    2,092,194            2,136,642               2,120,746
  4/30/1999    2,115,836            2,143,200               2,127,865
  5/31/1999    2,085,579            2,126,712               2,106,194
  6/30/1999    2,092,253            2,128,190               2,099,075
  7/31/1999    2,087,860            2,126,319               2,091,677
  8/31/1999    2,083,475            2,127,936               2,089,448
  9/30/1999    2,112,019            2,147,796               2,112,442
 10/31/1999    2,118,777            2,153,338               2,115,656
 11/30/1999    2,130,007            2,155,994               2,118,141
 12/31/1999    2,132,350            2,148,950               2,108,404
  1/31/2000    2,125,526            2,141,099               2,100,909
  2/29/2000    2,145,931            2,158,742               2,123,716
  3/31/2000    2,166,532            2,181,257               2,149,930
  4/30/2000    2,155,049            2,176,315               2,136,614
  5/31/2000    2,145,783            2,179,710               2,132,737
  6/30/2000    2,192,132            2,218,160               2,177,898
  7/31/2000    2,213,176            2,235,041               2,196,489
  8/31/2000    2,234,201            2,261,437               2,226,945
  9/30/2000    2,257,660            2,282,013               2,241,699
 10/31/2000    2,255,177            2,292,405               2,249,600
 11/30/2000    2,279,082            2,323,557               2,285,400
 12/31/2000    2,320,789            2,366,372               2,331,570
  1/31/2001    2,373,935            2,405,214               2,372,538
  2/28/2001    2,395,775            2,427,938               2,395,339
  3/31/2001    2,417,577            2,446,551               2,404,648
  4/30/2001    2,419,994            2,440,085               2,391,713
  5/31/2001    2,447,098            2,453,825               2,406,442
  6/30/2001    2,454,440            2,462,993               2,415,292
  7/31/2001    2,496,656            2,514,144               2,473,884
  8/31/2001    2,526,616            2,539,293               2,501,127
  9/30/2001    2,551,629            2,576,334               2,520,379
 10/31/2001    2,584,545            2,619,056               2,571,754
 11/30/2001    2,579,635            2,592,822               2,539,460
 12/31/2001    2,554,870            2,578,458               2,523,138
  1/31/2002    2,557,425            2,591,852               2,541,344
  2/28/2002    2,559,983            2,612,451               2,565,908
  3/31/2002    2,534,127            2,572,731               2,521,383
  4/30/2002    2,547,051            2,615,246               2,566,865
  5/31/2002    2,573,285            2,641,364               2,587,935
  6/30/2002    2,541,634            2,664,203               2,586,266
  7/31/2002    2,515,455            2,695,748               2,596,536
  8/31/2002    2,576,329            2,735,907               2,646,576
  9/30/2002    2,578,133            2,784,887               2,675,453
 10/31/2002    2,570,140            2,773,964               2,665,193
 11/30/2002    2,605,094            2,771,586               2,677,862
 12/31/2002    2,660,322            2,832,067               2,732,357
  1/31/2003    2,671,230            2,831,928               2,740,900
  2/28/2003    2,717,709            2,871,787               2,779,984
  3/31/2003    2,726,134            2,874,766               2,780,258
  4/30/2003    2,767,571            2,896,727               2,812,755
  5/31/2003    2,828,458            2,954,922               2,865,211
  6/30/2003    2,839,489            2,952,959               2,864,516
  7/31/2003    2,766,798            2,872,734               2,767,930
  8/31/2003    2,775,375            2,879,523               2,788,989
  9/30/2003    2,854,196            2,952,382               2,863,977
 10/31/2003    2,837,356            2,924,578               2,843,761
 11/30/2003    2,845,868            2,928,550               2,851,270
 12/31/2003    2,880,303            2,954,137               2,880,270
  1/31/2004    2,903,345            2,973,535               2,903,172
  2/29/2004    2,931,798            3,003,879               2,931,372
  3/31/2004    2,957,891            3,027,250               2,952,490
  4/30/2004    2,882,761            2,955,453               2,881,549
  5/31/2004    2,865,752            2,942,036               2,867,417
  6/30/2004    2,880,368            2,950,858               2,880,781
  7/31/2004    2,907,443            2,975,752               2,907,821
  8/31/2004    2,951,346            3,025,425               2,960,185
  9/30/2004    2,956,658            3,030,690               2,967,931
 10/31/2004    2,974,694            3,051,105               2,991,323
 11/30/2004    2,957,738            3,023,301               2,972,626
 12/31/2004    2,976,963            3,043,992               3,003,543
  1/31/2005    2,981,131            3,049,881               3,019,767
  2/28/2005    2,967,716            3,033,138               3,006,963
  3/31/2005    2,947,546            3,017,481               2,989,169
  4/30/2005    2,971,421            3,052,006               3,025,948
  5/31/2005    2,992,221            3,079,394               3,057,721
  6/30/2005    3,003,891            3,092,372               3,075,655
  7/31/2005    2,990,073            3,066,693               3,051,632
  8/31/2005    3,016,086            3,102,556               3,089,820
  9/30/2005    3,000,101            3,076,253               3,058,483
 10/31/2005    2,986,901            3,059,395               3,033,294
 11/30/2005    2,998,550            3,072,720               3,044,398
 12/31/2005    3,015,342            3,092,049               3,072,114
  1/31/2006    3,020,166            3,091,587               3,076,023
  2/28/2006    3,025,602            3,093,827               3,085,100
  3/31/2006    3,011,512            3,080,156               3,055,280



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Since index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 15 for a description of the indexes.
(c) The mountain chart is based on the Fund's minimum initial investment of $2,000,000.

WHAT YOU SHOULD KNOW

High yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of the fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the US. Securities issued by US government agencies are not issued, and may not be guaranteed by the US government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

[PHOTO]

Daniel Fuss
                            Manager since July 1994

[PHOTO]

Steven Kaseta
Manager since November 2002
                          Manager since February 2002

 FUND FACTS
 SYMBOL | LSIGX
 OBJECTIVE | Above-average total investment return through a combination of current income and capital appreciation
 STRATEGY | Invests in primarily investment-grade fixed-income securities, although it may invest up to 10% of its assets in lower rated fixed-income securities and up to 10% of its assets in preferred stocks
 FUND INCEPTION DATE | 7/1/94
 FUND REGISTRATION DATE | 3/7/97
 EXPENSE RATIO | 0.55%
 TOTAL NET ASSETS | $179.3 million

PORTFOLIO REVIEW
Favorable sector and security selections accounted for the Fund's outperformance relative to its Benchmark, the Lehman US Government/Credit Index, for the six months ended March 31, 2006. In particular, our security selections within the emerging markets, high yield and international sectors--sectors that are not represented in the Benchmark--helped generate the majority of the Fund's performance advantage. In addition to these sectors, we invested a large portion of the Fund's portfolio in other non-Benchmark sectors, including convertibles, Canada, preferred equity and mortgage-related.

Tighter yield spreads in the US bond market caused investors to seek higher yields. This sentiment helped drive performance in the high yield, emerging market and international sectors. In addition, improving fundamentals and increased global demand for commodities helped emerging market and international bonds. Convertible securities and short-duration Canadian Securities bonds also were positive.

The US government agency sector performed poorly versus other sectors within the Fund and detracted from performance during the period. Yield-curve positioning was the primary culprit within this sector.

From a country perspective, Mexico, the United Kingdom and the United States provided the greatest positive contributions to Fund performance. Improving fundamentals and good security selection accounted for positive results from the Fund's Mexican bonds. Security selection also was the driver for the Fund's UK bonds. The Fund's allocations to the US high yield and credit sectors and the large domestic weighting within the portfolio also contributed to positive performance. The largest detractor to Fund performance was the supranational category, where bonds denominated in New Zealand dollars struggled as that currency declined.

The banking and transportation industries had the greatest positive impact on Fund performance for the period, due to favorable security selection. Examples include Citibank (denominated in Brazilian reals) and Atlas Air Inc. In addition, the US Treasury sector was among the top contributors, primarily due to the sector's relatively short duration and large weighting in the Fund. Issue-specific factors in the Fund's financial holdings, which included GE Capital Corp., detracted from relative performance.

The Fund remains positioned in a "barbell" fashion in an attempt to limit interest rate risk. Overall, the Fund maintains a slightly defensive slant, with a shorter duration than the Benchmark.

OUTLOOK
We believe the downside risk for bond prices is lower now, because the market is closer to the peak in the federal funds rate and yields in general. Volatility may arise over the near term, as investors scour every bit of data in an effort to predict when the Federal Reserve Board will stop raising interest rates. We believe any spike in rates may be short lived as the market anticipates slower economic growth ahead. Also serving as a possible cap on rates is demand for US bonds, which we believe may remain strong, as the United States remains a "higher yield" country, despite rate gains in other parts of the world. Investors in corporate bonds are faced with tight spreads that could widen slightly. Nevertheless, the corporate market could outperform Treasuries by a small margin, given still-healthy profit growth in a supportive economic environment.

With respect to the high yield market, we continue to find attractive opportunities, but we remain somewhat cautious because we believe valuations are stretched currently. We view this as a good time to reduce certain high yield exposures and look for opportunities to move back into the market at a later date and when spreads may be wider.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2006

                                                SINCE         SINCE
         6 MONTHS* 1 YEAR 5 YEARS 10 YEARS REGISTRATION(a) INCEPTION(a)
         --------------------------------------------------------------

         LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME: INSTITUTIONAL
            0.84%   3.55%  11.15%   9.48%       9.12%         10.39%
         --------------------------------------------------------------

         LEHMAN US GOVERNMENT/CREDIT INDEX(b)
           -0.42    2.02    5.23    6.32        6.32           6.80
         --------------------------------------------------------------

         LIPPER BBB-RATED FUNDS INDEX(b)
            0.24    2.74    5.60    6.06        5.86           6.66
         --------------------------------------------------------------

* Notannualized


CUMULATIVE PERFORMANCE

 REGISTRATION TO MARCH 31, 2006(c)

                                    [CHART]

                Loomis Sayles                                 Lipper
               Investment Grade        Lehman US             BBB-Rated
                 Fixed Income        Government/Credit         Funds
                     Fund               Index/(a)(b)/       Index/(a)(b)/
               ----------------     --------------------    -------------
  3/7/1997       $3,000,000            $3,000,000            $3,000,000
 3/31/1997        2,951,400             2,964,347             2,953,678
 4/30/1997        2,995,081             3,007,699             2,997,311
 5/31/1997        3,044,500             3,035,766             3,031,640
 6/30/1997        3,101,736             3,072,204             3,076,838
 7/31/1997        3,259,925             3,166,196             3,183,224
 8/31/1997        3,167,343             3,130,654             3,141,058
 9/30/1997        3,252,544             3,179,874             3,196,312
10/31/1997        3,282,143             3,230,813             3,228,775
11/30/1997        3,287,394             3,247,817             3,244,554
12/31/1997        3,303,502             3,281,901             3,279,365
 1/31/1998        3,339,510             3,328,168             3,321,218
 2/28/1998        3,358,879             3,321,403             3,320,000
 3/31/1998        3,394,820             3,331,643             3,336,851
 4/30/1998        3,402,967             3,348,386             3,351,142
 5/31/1998        3,425,427             3,384,376             3,379,801
 6/30/1998        3,428,167             3,418,796             3,404,600
 7/31/1998        3,384,972             3,421,524             3,401,952
 8/31/1998        3,207,261             3,488,383             3,377,229
 9/30/1998        3,302,196             3,588,130             3,446,853
10/31/1998        3,273,467             3,562,792             3,404,340
11/30/1998        3,392,948             3,584,019             3,467,282
12/31/1998        3,413,306             3,592,802             3,475,903
 1/31/1999        3,479,183             3,618,327             3,506,149
 2/28/1999        3,425,256             3,532,333             3,430,289
 3/31/1999        3,512,600             3,549,861             3,468,512
 4/30/1999        3,597,605             3,558,681             3,493,388
 5/31/1999        3,530,329             3,521,944             3,446,257
 6/30/1999        3,495,379             3,510,956             3,428,157
 7/31/1999        3,447,143             3,501,240             3,410,857
 8/31/1999        3,433,010             3,498,437             3,398,236
 9/30/1999        3,459,444             3,529,979             3,427,440
10/31/1999        3,448,719             3,539,135             3,434,173
11/30/1999        3,472,171             3,537,154             3,442,484
12/31/1999        3,497,865             3,515,628             3,436,926
 1/31/2000        3,496,116             3,514,656             3,426,846
 2/29/2000        3,597,853             3,558,718             3,468,999
 3/31/2000        3,651,461             3,610,143             3,500,964
 4/30/2000        3,561,270             3,592,540             3,458,490
 5/31/2000        3,536,697             3,589,289             3,432,181
 6/30/2000        3,637,847             3,662,576             3,519,026
 7/31/2000        3,682,956             3,701,369             3,534,106
 8/31/2000        3,754,773             3,753,616             3,598,576
 9/30/2000        3,726,237             3,767,742             3,608,822
10/31/2000        3,660,283             3,791,362             3,597,158
11/30/2000        3,716,651             3,856,203             3,630,502
12/31/2000        3,813,656             3,932,293             3,706,526
 1/31/2001        3,902,133             3,998,256             3,796,186
 2/28/2001        3,942,325             4,039,515             3,833,677
 3/31/2001        3,901,719             4,058,052             3,831,290
 4/30/2001        3,889,623             4,027,631             3,810,278
 5/31/2001        3,947,968             4,050,802             3,844,647
 6/30/2001        3,963,365             4,070,235             3,849,140
 7/31/2001        4,065,619             4,171,664             3,936,445
 8/31/2001        4,172,139             4,225,219             3,983,648
 9/30/2001        4,061,994             4,264,086             3,949,606
10/31/2001        4,195,228             4,372,280             4,033,352
11/30/2001        4,197,745             4,300,525             4,007,245
12/31/2001        4,165,002             4,266,628             3,982,774
 1/31/2002        4,202,487             4,297,983             4,004,551
 2/28/2002        4,232,325             4,334,459             4,023,698
 3/31/2002        4,202,276             4,246,521             3,970,945
 4/30/2002        4,330,865             4,328,778             4,031,699
 5/31/2002        4,429,609             4,368,729             4,063,576
 6/30/2002        4,433,153             4,405,877             4,044,471
 7/31/2002        4,348,923             4,458,946             4,024,217
 8/31/2002        4,464,169             4,558,918             4,105,564
 9/30/2002        4,483,365             4,656,983             4,142,537
10/31/2002        4,413,873             4,612,473             4,112,979
11/30/2002        4,530,841             4,615,201             4,172,245
12/31/2002        4,687,608             4,737,483             4,269,378
 1/31/2003        4,783,704             4,737,334             4,297,661
 2/28/2003        4,916,691             4,821,721             4,369,988
 3/31/2003        4,921,116             4,815,442             4,377,472
 4/30/2003        5,140,105             4,866,904             4,465,808
 5/31/2003        5,465,474             5,005,220             4,582,770
 6/30/2003        5,510,291             4,985,188             4,588,720
 7/31/2003        5,222,654             4,776,201             4,432,351
 8/31/2003        5,268,091             4,807,706             4,467,340
 9/30/2003        5,549,407             4,959,999             4,604,916
10/31/2003        5,561,615             4,897,214             4,586,679
11/30/2003        5,703,437             4,910,219             4,618,189
12/31/2003        5,850,585             4,958,654             4,685,504
 1/31/2004        5,892,124             5,003,688             4,728,143
 2/29/2004        5,955,170             5,064,904             4,769,917
 3/31/2004        6,025,441             5,111,395             4,802,695
 4/30/2004        5,775,385             4,954,468             4,680,325
 5/31/2004        5,747,663             4,929,092             4,644,737
 6/30/2004        5,808,589             4,949,386             4,672,147
 7/31/2004        5,879,454             5,001,670             4,720,979
 8/31/2004        6,042,902             5,107,509             4,816,889
 9/30/2004        6,168,595             5,125,373             4,846,745
10/31/2004        6,282,097             5,169,771             4,894,639
11/30/2004        6,372,559             5,112,255             4,878,393
12/31/2004        6,451,579             5,166,595             4,933,968
 1/31/2005        6,425,127             5,202,510             4,960,128
 2/28/2005        6,460,465             5,168,239             4,952,106
 3/31/2005        6,393,358             5,131,838             4,896,450
 4/30/2005        6,388,883             5,208,788             4,936,423
 5/31/2005        6,402,938             5,274,115             4,987,831
 6/30/2005        6,461,845             5,308,573             5,029,999
 7/31/2005        6,462,491             5,248,814             5,006,710
 8/31/2005        6,561,368             5,327,184             5,068,901
 9/30/2005        6,565,523             5,257,485             5,018,312
10/31/2005        6,517,372             5,212,488             4,974,872
11/30/2005        6,536,273             5,239,210             4,995,309
12/31/2005        6,568,300             5,288,990             5,044,315
 1/31/2006        6,678,648             5,279,310             5,062,727
 2/28/2006        6,700,020             5,293,587             5,086,025
 3/31/2006        6,620,531             5,235,435             5,030,373



 INCEPTION TO MARCH 31, 2006(c)

                                 [CHART]

            Loomis Sayles
             Investment             Lehman
             Grade Fixed          US Government/         Lipper BBB-Rated
             Income Fund       Credit Index/(a)(b)/     Funds Index/(a)(b)/
            -------------     ----------------------    -------------------
  7/1/1994   $3,000,000           3,000,000                  3,000,000
 7/31/1994    3,036,000           3,059,957                  3,051,324
 8/31/1994    3,093,077           3,061,210                  3,063,344
 9/30/1994    3,023,483           3,014,850                  3,021,035
10/31/1994    2,996,271           3,011,509                  3,011,419
11/30/1994    2,974,698           3,006,126                  3,003,366
12/31/1994    2,992,249           3,025,941                  3,018,390
 1/31/1995    3,045,810           3,084,042                  3,067,070
 2/28/1995    3,171,907           3,155,555                  3,137,145
 3/31/1995    3,225,829           3,176,716                  3,161,786
 4/30/1995    3,315,184           3,221,034                  3,218,639
 5/31/1995    3,485,253           3,356,031                  3,357,467
 6/30/1995    3,546,594           3,382,854                  3,382,828
 7/31/1995    3,523,541           3,369,814                  3,374,895
 8/31/1995    3,589,079           3,412,926                  3,424,537
 9/30/1995    3,680,959           3,447,591                  3,464,682
10/31/1995    3,730,652           3,498,221                  3,510,838
11/30/1995    3,826,903           3,555,811                  3,568,413
12/31/1995    3,896,935           3,608,204                  3,627,309
 1/31/1996    3,964,352           3,630,665                  3,656,637
 2/29/1996    3,872,776           3,553,630                  3,579,711
 3/31/1996    3,872,776           3,523,791                  3,553,303
 4/30/1996    3,841,794           3,499,613                  3,530,620
 5/31/1996    3,862,155           3,493,719                  3,528,202
 6/30/1996    3,921,246           3,540,358                  3,568,631
 7/31/1996    3,931,833           3,548,618                  3,577,472
 8/31/1996    3,955,818           3,539,893                  3,575,697
 9/30/1996    4,079,239           3,602,821                  3,647,255
10/31/1996    4,249,751           3,686,909                  3,734,800
11/30/1996    4,399,343           3,754,802                  3,818,069
12/31/1996    4,321,474           3,712,943                  3,781,134
 1/31/1997    4,314,560           3,717,352                  3,793,148
 2/28/1997    4,358,568           3,725,195                  3,814,785
 3/31/1997    4,269,654           3,680,923                  3,755,882
 4/30/1997    4,332,844           3,734,754                  3,811,365
 5/31/1997    4,404,336           3,769,606                  3,855,019
 6/30/1997    4,487,138           3,814,852                  3,912,492
 7/31/1997    4,715,982           3,931,565                  4,047,771
 8/31/1997    4,582,048           3,887,432                  3,994,153
 9/30/1997    4,705,305           3,948,549                  4,064,414
10/31/1997    4,748,123           4,011,802                  4,105,694
11/30/1997    4,755,720           4,032,917                  4,125,758
12/31/1997    4,779,024           4,075,239                  4,170,023
 1/31/1998    4,831,115           4,132,691                  4,223,244
 2/28/1998    4,859,135           4,124,291                  4,221,695
 3/31/1998    4,911,128           4,137,007                  4,243,123
 4/30/1998    4,922,915           4,157,797                  4,261,294
 5/31/1998    4,955,406           4,202,487                  4,297,737
 6/30/1998    4,959,370           4,245,227                  4,329,272
 7/31/1998    4,896,882           4,248,615                  4,325,905
 8/31/1998    4,639,796           4,331,636                  4,294,467
 9/30/1998    4,777,134           4,455,495                  4,383,000
10/31/1998    4,735,573           4,424,032                  4,328,941
11/30/1998    4,908,421           4,450,391                  4,408,978
12/31/1998    4,937,872           4,461,296                  4,419,940
 1/31/1999    5,033,173           4,492,992                  4,458,400
 2/28/1999    4,955,159           4,386,210                  4,361,937
 3/31/1999    5,081,515           4,407,975                  4,410,543
 4/30/1999    5,204,488           4,418,927                  4,442,175
 5/31/1999    5,107,164           4,373,309                  4,382,243
 6/30/1999    5,056,603           4,359,666                  4,359,227
 7/31/1999    4,986,822           4,347,600                  4,337,228
 8/31/1999    4,966,376           4,344,120                  4,321,180
 9/30/1999    5,004,617           4,383,287                  4,358,314
10/31/1999    4,989,103           4,394,656                  4,366,876
11/30/1999    5,023,028           4,392,197                  4,377,445
12/31/1999    5,060,199           4,365,467                  4,370,377
 1/31/2000    5,057,669           4,364,260                  4,357,560
 2/29/2000    5,204,847           4,418,974                  4,411,161
 3/31/2000    5,282,399           4,482,829                  4,451,808
 4/30/2000    5,151,924           4,460,972                  4,397,798
 5/31/2000    5,116,376           4,456,934                  4,364,343
 6/30/2000    5,262,704           4,547,938                  4,474,775
 7/31/2000    5,327,962           4,596,108                  4,493,951
 8/31/2000    5,431,857           4,660,984                  4,575,930
 9/30/2000    5,390,575           4,678,526                  4,588,958
10/31/2000    5,295,161           4,707,855                  4,574,126
11/30/2000    5,376,707           4,788,370                  4,616,527
12/31/2000    5,517,039           4,882,854                  4,713,198
 1/31/2001    5,645,034           4,964,762                  4,827,209
 2/28/2001    5,703,178           5,015,995                  4,874,883
 3/31/2001    5,644,435           5,039,012                  4,871,848
 4/30/2001    5,626,938           5,001,237                  4,845,129
 5/31/2001    5,711,342           5,030,009                  4,888,832
 6/30/2001    5,733,616           5,054,141                  4,894,546
 7/31/2001    5,881,543           5,180,088                  5,005,563
 8/31/2001    6,035,640           5,246,589                  5,065,585
 9/30/2001    5,876,299           5,294,852                  5,022,297
10/31/2001    6,069,041           5,429,199                  5,128,789
11/30/2001    6,072,683           5,340,098                  5,095,591
12/31/2001    6,025,316           5,298,007                  5,064,474
 1/31/2002    6,079,544           5,336,942                  5,092,165
 2/28/2002    6,122,709           5,382,235                  5,116,512
 3/31/2002    6,079,237           5,273,041                  5,049,431
 4/30/2002    6,265,262           5,375,182                  5,126,686
 5/31/2002    6,408,110           5,424,790                  5,167,222
 6/30/2002    6,413,236           5,470,918                  5,142,928
 7/31/2002    6,291,385           5,536,816                  5,117,173
 8/31/2002    6,458,107           5,660,953                  5,220,613
 9/30/2002    6,485,877           5,782,724                  5,267,628
10/31/2002    6,385,345           5,727,454                  5,230,042
11/30/2002    6,554,557           5,730,842                  5,305,405
12/31/2002    6,781,345           5,882,684                  5,428,918
 1/31/2003    6,920,362           5,882,499                  5,464,883
 2/28/2003    7,112,748           5,987,285                  5,556,853
 3/31/2003    7,119,150           5,979,488                  5,566,370
 4/30/2003    7,435,952           6,043,390                  5,678,697
 5/31/2003    7,906,648           6,215,141                  5,827,426
 6/30/2003    7,971,482           6,190,267                  5,834,991
 7/31/2003    7,555,371           5,930,762                  5,636,153
 8/31/2003    7,621,103           5,969,882                  5,680,645
 9/30/2003    8,028,070           6,158,989                  5,855,587
10/31/2003    8,045,731           6,081,026                  5,832,396
11/30/2003    8,250,897           6,097,176                  5,872,464
12/31/2003    8,463,771           6,157,319                  5,958,062
 1/31/2004    8,523,863           6,213,239                  6,012,281
 2/29/2004    8,615,069           6,289,253                  6,065,401
 3/31/2004    8,716,727           6,346,983                  6,107,081
 4/30/2004    8,354,982           6,152,121                  5,951,476
 5/31/2004    8,314,878           6,120,611                  5,906,222
 6/30/2004    8,403,016           6,145,810                  5,941,077
 7/31/2004    8,505,533           6,210,733                  6,003,171
 8/31/2004    8,741,987           6,342,157                  6,125,129
 9/30/2004    8,923,820           6,364,339                  6,163,094
10/31/2004    9,088,018           6,419,470                  6,223,996
11/30/2004    9,218,886           6,348,051                  6,203,338
12/31/2004    9,333,200           6,415,526                  6,274,006
 1/31/2005    9,294,934           6,460,122                  6,307,272
 2/28/2005    9,346,056           6,417,567                  6,297,071
 3/31/2005    9,249,720           6,372,367                  6,226,299
 4/30/2005    9,243,245           6,467,918                  6,277,129
 5/31/2005    9,263,580           6,549,037                  6,342,498
 6/30/2005    9,348,805           6,591,824                  6,396,119
 7/31/2005    9,349,740           6,517,620                  6,366,505
 8/31/2005    9,492,791           6,614,934                  6,445,587
 9/30/2005    9,498,803           6,528,386                  6,381,258
10/31/2005    9,429,140           6,472,512                  6,326,019
11/30/2005    9,456,485           6,505,693                  6,352,008
12/31/2005    9,502,822           6,567,506                  6,414,323
 1/31/2006    9,662,469           6,555,487                  6,437,736
 2/28/2006    9,693,389           6,573,214                  6,467,360
 3/31/2006    9,578,387           6,501,006                  6,396,593



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates. (b) See page 15 for a description of the indexes. (c) The mountain chart is based on the Fund's minimum initial investment of $3,000,000.

WHAT YOU SHOULD KNOW
High yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the US. Securities issued by US government agencies are not issued, and may not be guaranteed by the US government.

ADDITIONAL INFORMATION

INDEX DEFINITIONS
Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.
Lipper BBB-Rated Funds Index is an equally weighted index of typically the 30 largest mutual funds within the corporate debt funds BBB-rated investment objective.
Lipper Global Income Funds Index is an equally weighted index of typically the 30 largest mutual funds within the global income funds investment objective. Lipper High Current Yield Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the high current yield funds investment objective.
Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted unmanaged index of the 30 largest mutual funds within the intermediate investment grade debt funds investment objectives.
Lipper Treasury Inflation Protected Securities Funds Index is an equally weighted index of typically the 30 largest mutual funds within the treasury inflation protected securities funds investment objective.
Source: Lipper, Inc.

Lehman US Government/Credit Index includes treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government) as well as other publicly issued investment grade corporate and foreign debentures that meet specified maturity, liquidity, and quality requirements. Lehman US Government/Credit Intermediate Index includes securities which have a remaining maturity of 1-10 years and includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government), as well as other publicly issued investment grade corporate and non-corporate debentures that meet specified maturity, liquidity, and quality requirements. Lehman Global Aggregate Bond Index covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities.
Lehman US Government Bond Index includes treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). Lehman High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included.
Lehman US Treasury Inflation Protected Securities Index measures the performance of the inflation protected securities issued by the U.S. Treasury.

PROXY VOTING INFORMATION
A description of the Funds' proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330;
(ii) on the Funds' website, www.loomissayles.com, and (iii) on the SEC's website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2005 is available on (i) the Funds' website and (ii) the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

UNDERSTANDING YOUR FUND'S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in each Fund's prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each Class of shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from October 1, 2005 through March 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table for each Class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

LOOMIS SAYLES BOND FUND

                                                      Beginning                Ending                 Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    10/1/05                 3/31/06              10/1/05 - 3/31/06
               -------------------                  -------------           -------------           -----------------
Actual                                                $1,000.00               $1,032.90                   $3.80
Hypothetical (5% return before expenses)              $1,000.00               $1,021.19                   $3.78

Retail Class
------------
Actual                                                $1,000.00               $1,031.90                   $5.06
Hypothetical (5% return before expenses)              $1,000.00               $1,019.95                   $5.03

Admin Class
-----------
Actual                                                $1,000.00               $1,030.60                   $6.33
Hypothetical (5% return before expenses)              $1,000.00               $1,018.70                   $6.29
*Expenses are equal to the fund's annualized expense ratio of 0.75%, 1.00% and 1.25% for the Institutional, Retail and Admin
 Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 ( to reflect the half-year period).

LOOMIS SAYLES FIXED INCOME FUND

                                                       Beginning                 Ending                 Expenses Paid
                                                     Account Value            Account Value            During Period*
Institutional Class                                     10/1/05                  3/31/06              10/1/05 - 3/31/06
                -------------------                  -------------            -------------           -----------------
Actual                                                 $1,000.00                $1,032.40                   $3.09
Hypothetical (5% return before expenses)               $1,000.00                $1,021.89                   $3.07
*Expenses are equal to the fund's annualized expense ratio of 0.61% for the Institutional Class multiplied by the average account value over the period, multiplied by 182/365 ( to reflect the half-year period).

LOOMIS SAYLES GLOBAL BOND FUND

                                                       Beginning                 Ending                 Expenses Paid
                                                     Account Value            Account Value            During Period*
Institutional Class                                     10/1/05                  3/31/06              10/1/05 - 3/31/06
                -------------------                  -------------            -------------           -----------------
Actual                                                 $1,000.00                $  998.60                   $3.74
Hypothetical (5% return before expenses)               $1,000.00                $1,021.19                   $3.78

Retail Class
------------
Actual                                                 $1,000.00                $  996.80                   $4.98
Hypothetical (5% return before expenses)               $1,000.00                $1,019.95                   $5.04
*Expenses are equal to the fund's annualized expense ratio of 0.75% and 1.00% for the Institutional and Retail Class,
 respectively, multiplied by the average account value over the period, multiplied by 182/365 ( to reflect the half-year period).

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

                                                       Beginning                 Ending                 Expenses Paid
                                                     Account Value            Account Value            During Period*
Institutional Class                                     10/1/05                  3/31/06              10/1/05 - 3/31/06
                -------------------                  -------------            -------------           -----------------
Actual                                                 $1,000.00                $  978.60                   $1.97
Hypothetical (5% return before expenses)               $1,000.00                $1,022.94                   $2.02
*Expenses are equal to the fund's annualized expense ratio of 0.40% for the Institutional Class multiplied by the average account value over the period, multiplied by 182/365 ( to reflect the half-year period).

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

                                                       Beginning                 Ending                 Expenses Paid
                                                     Account Value            Account Value            During Period*
Institutional Class                                     10/1/05                  3/31/06              10/1/05 - 3/31/06
                -------------------                  -------------            -------------           -----------------
Actual                                                 $1,000.00                $1,074.40                   $3.88
Hypothetical (5% return before expenses)               $1,000.00                $1,021.19                   $3.78
*Expenses are equal to the fund's annualized expense ratio of 0.75% for the Institutional Class multiplied by the average account value over the period, multiplied by 182/365 ( to reflect the half-year period).

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

                                                       Beginning                 Ending                 Expenses Paid
                                                     Account Value            Account Value            During Period*
Institutional Class                                     10/1/05                  3/31/06              10/1/05 - 3/31/06
                -------------------                  -------------            -------------           -----------------
Actual                                                 $1,000.00                $1,003.90                   $2.00
Hypothetical (5% return before expenses)               $1,000.00                $1,022.94                   $2.02
*Expenses are equal to the fund's annualized expense ratio of 0.40% for the Institutional Class multiplied by the average account value over the period, multiplied by 182/365 ( to reflect the half-year period).

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

                                                       Beginning                 Ending                 Expenses Paid
                                                     Account Value            Account Value            During Period*
Institutional Class                                     10/1/05                  3/31/06              10/1/05 - 3/31/06
                -------------------                  -------------            -------------           -----------------
Actual                                                 $1,000.00                $1,008.40                   $2.75
Hypothetical (5% return before expenses)               $1,000.00                $1,022.19                   $2.77
*Expenses are equal to the fund's annualized expense ratio of 0.55% for the Institutional Class multiplied by the average account value over the period, multiplied by 182/365 ( to reflect the half-year period).

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

LOOMIS SAYLES BOND FUND


                                                        PRINCIPAL AMOUNT   VALUE (+)
------------------------------------------------------------------------------------

BONDS AND NOTES - 94.7% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 86.7%

AGENCIES - 0.2%
Pemex Project Funding Master Trust,
 8.625%, 2/01/2022                                  USD        1,580,000 $ 1,864,400
Pemex Project Funding Master Trust,
 8.625%, 12/01/2023(b)                                         6,485,000   7,619,875
                                                                         -----------
                                                                           9,484,275
                                                                         -----------
AIRLINES - 0.6%
American Airlines, Inc., 7.324%, 10/15/2009                    1,255,000   1,219,235
American Airlines, Inc., Series 93A6,
 8.040%, 9/16/2011                                             3,261,957   2,898,020
Continental Airlines, Inc., Series 1997-4B,
 6.900%, 1/02/2017                                             3,606,680   3,388,444
Continental Airlines, Inc., Series 1998-1,
 Class B, 6.748%, 3/15/2017                                    1,926,244   1,781,832
Continental Airlines, Inc., Series 1999-1B,
 6.795%, 8/02/2018                                             4,394,547   4,171,644
Continental Airlines, Inc., Series 1999-1C,
 6.954%, 8/02/2009                                             6,424,286   5,924,499
Continental Airlines, Inc., Series 1999-2, Class B,
 7.566%, 3/15/2020                                             3,763,166   3,562,686
Continental Airlines, Inc., Series 2000-2,
 8.307%, 4/02/2018                                             7,392,216   7,113,496
Continental Airlines, Inc., Series 2001-1B,
 7.373%, 12/15/2015                                            3,440,213   3,289,603
                                                                         -----------
                                                                          33,349,459
                                                                         -----------
AUTOMOTIVE - 2.3%
Cummins Engine Co., Inc., 7.125%, 3/01/2028                    3,000,000   3,060,000
Delphi Automotive Systems Corp.,
 6.550%, 6/15/2006(c)                                            350,000     215,250
Delphi Automotive Systems Corp.,
 7.125%, 5/01/2029(b)(c)                                       4,686,000   2,881,890
Ford Motor Co., 6.375%, 2/01/2029                              1,255,000     834,575
Ford Motor Co., 6.625%, 10/01/2028                             8,180,000   5,480,600
Ford Motor Credit Co., 5.700%, 1/15/2010                      31,635,000  28,073,627
Ford Motor Credit Co., 7.000%, 10/01/2013(b)                  13,075,000  11,694,358
Ford Motor Credit Co., 7.250%, 10/25/2011                     18,760,000  17,094,694
Ford Motor Credit Co., 7.375%, 10/28/2009                        500,000     470,067
General Motors Acceptance Canada,
 6.625%, 12/17/2010                                 GBP          500,000     790,169
General Motors Acceptance Corp.,
 5.550%, 7/16/2007(d)                               USD        7,500,000   7,282,800
General Motors Acceptance Corp.,
 5.620%, 3/20/2007(b)(d)                                      26,650,000  26,105,780
General Motors Acceptance Corp.,
 5.625%, 5/15/2009(b)                                          2,040,000   1,898,451
General Motors Acceptance Corp.,
 6.375%, 12/07/2007                                 GBP          500,000     834,038
General Motors Acceptance Corp.,
 6.750%, 12/01/2014(b)                              USD        6,045,000   5,441,739
General Motors Acceptance Corp.,
 6.875%, 8/28/2012                                               200,000     184,502
General Motors Acceptance Corp.,
 7.500%, 12/01/2006                                 NZD        1,100,000     657,766

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                     PRINCIPAL AMOUNT    VALUE (+)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

AUTOMOTIVE - CONTINUED
General Motors Acceptance Corp.,
 8.000%, 11/01/2031                              USD        1,065,000 $  1,006,534
GMAC Australia, 6.500%, 8/10/2007                AUD          450,000      308,040
GMAC International Finance BV,
 8.000%, 3/14/2007                               NZD        1,147,000      694,090
Goodyear Tire & Rubber Co.,
 7.000%, 3/15/2028(b)                            USD        2,275,000    1,905,312
Goodyear Tire & Rubber Co., 9.000%, 7/01/2015               3,460,000    3,511,900
                                                                      ------------
                                                                       120,426,182
                                                                      ------------
BANKING - 7.9%
Barclays Financial LLC, 4.060%, 9/16/2010, 144A  KRW   38,370,000,000   38,172,542
Barclays Financial LLC, 4.100%, 3/22/2010, 144A  THB      917,000,000   22,081,124
Barclays Financial LLC, 4.160%, 2/22/2010, 144A         2,816,000,000   67,938,943
Barclays Financial LLC, 4.460%, 9/23/2010, 144A  KRW   48,070,000,000   48,604,331
Barclays Financial LLC, 5.500%, 11/01/2010, 144A THB      364,000,000    9,169,523
CIT Group, Inc., 5.500%, 12/01/2014              GBP        6,750,000   11,797,809
European Investment Bank, Zero Coupon Bond,
 3/10/2021                                       AUD      148,280,000   46,366,327
HSBC Bank USA, 3.310%, 8/25/2010, 144A           USD       41,250,000   41,786,250
J.P. Morgan Chase & Co., Zero Coupon Bond,
 3/28/2011, 144A                                 IDR  699,525,000,000   47,506,885
J.P. Morgan Chase & Co., Zero Coupon Bond,
 1/01/2025, 144A                                 BRL      241,667,000   63,890,657
J.P. Morgan Chase London, Zero Coupon Bond,
 10/21/2010, 144A                                IDR  152,206,784,000   10,683,486
                                                                      ------------
                                                                       407,997,877
                                                                      ------------
BROKERAGE - 0.2%
Morgan Stanley, 5.375%, 11/14/2013               GBP        5,000,000    8,790,527
                                                                      ------------
CHEMICALS - 1.2%
Borden, Inc., 7.875%, 2/15/2023                  USD       25,674,000   21,245,235
Borden, Inc., 8.375%, 4/15/2016                               165,000      151,800
Borden, Inc., 9.200%, 3/15/2021                             7,525,000    6,847,750
Hercules, Inc., 6.500%, 6/30/2029                          11,109,000    8,776,110
IMC Global, Inc., 6.875%, 7/15/2007(b)                      3,695,000    3,722,713
IMC Global, Inc., 7.300%, 1/15/2028                         6,635,000    6,129,081
IMC Global, Inc., 7.375%, 8/01/2018                         7,525,000    7,600,250
Methanex Corp., 6.000%, 8/15/2015                           6,245,000    5,868,826
                                                                      ------------
                                                                        60,341,765
                                                                      ------------
CONSTRUCTION MACHINERY - 0.1%
Great Lakes Dredge & Dock Corp.,
 7.750%, 12/15/2013(b)                                      3,590,000    3,356,650
United Rentals North America, Inc.,
 7.000%, 2/15/2014                                          1,500,000    1,443,750
                                                                      ------------
                                                                         4,800,400
                                                                      ------------
CONSUMER PRODUCTS - 0.3%
Bausch & Lomb, Inc., 7.125%, 8/01/2028                     12,705,000   13,026,411
                                                                      ------------
ELECTRIC - 1.5%
AES Corp., 7.750%, 3/01/2014(b)                             4,875,000    5,118,750
AES Corp., 8.375%, 3/01/2011                     GBP        1,990,000    3,509,286
AES Corp., 8.875%, 2/15/2011                     USD          315,000      339,412

                                                     PRINCIPAL AMOUNT    VALUE (+)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

ELECTRIC - CONTINUED
Calpine Canada Energy Finance,
 8.750%, 10/15/2007(c)                           CAD          500,000 $    231,194
Calpine Corp., 8.625%, 8/15/2010(b)(c)           USD        7,173,000    2,869,200
Commonwealth Edison Co.,
 4.750%, 12/01/2011(e)                                        470,000      451,073
Dynegy Holdings, Inc., 7.125%, 5/15/2018                    2,295,000    2,099,925
Dynegy Holdings, Inc., 7.625%, 10/15/2026                   5,650,000    5,169,750
Dynegy Holdings, Inc., 8.375%, 5/01/2016, 144A              1,890,000    1,880,550
Edison Mission Energy, 7.730%, 6/15/2009                    1,835,000    1,880,875
Empresa Nacional de Electricidad SA
 (Endesa-Chile), 7.875%, 2/01/2027(b)                      11,581,000   12,478,875
Enersis SA, 7.375%, 1/15/2014                               3,435,000    3,594,006
Enersis SA, 7.400%, 12/01/2016                              7,650,000    8,051,044
NGC Corporation Capital Trust I, Series B,
 8.316%, 6/01/2027(b)                                      14,610,000   12,856,800
Power Receivables Finance LLC,
 6.290%, 1/01/2012, 144A                                    3,002,961    3,015,063
Quezon Power Philippines Co., 8.860%,
 6/15/2017                                                  6,910,313    6,875,761
Salton Sea Funding Corp., Series E,
 8.300%, 5/30/2011                                          1,800,468    1,910,899
Salton Sea Funding Corp., Series F,
 7.475%, 11/30/2018                                           222,873      235,465
Southern California Edison Co.,
 7.625%, 1/15/2010(b)                                       2,000,000    2,130,620
Texas-New Mexico Power Co., 6.250%, 1/15/2009               1,000,000    1,013,327
TXU Corp., Series P, 5.550%, 11/15/2014(b)                    320,000      299,327
TXU Corp., Series R, 6.550%, 11/15/2034                     2,810,000    2,535,873
                                                                      ------------
                                                                        78,547,075
                                                                      ------------
ENTERTAINMENT - 0.8%
Time Warner, Inc., 6.625%, 5/15/2029                       19,865,000   19,524,415
Time Warner, Inc., 6.950%, 1/15/2028                        8,730,000    8,854,542
Time Warner, Inc., 7.625%, 4/15/2031                        5,885,000    6,410,783
Time Warner, Inc., 7.700%, 5/01/2032                        3,785,000    4,162,410
                                                                      ------------
                                                                        38,952,150
                                                                      ------------
FOREIGN LOCAL GOVERNMENTS - 5.0%
Ontario Hydro, Zero Coupon Bond, 11/27/2020      CAD        1,507,000      633,073
Province of Alberta, 5.930%, 9/16/2016                     22,256,706   20,462,410
Province of British Columbia, 5.250%, 12/01/2006           26,460,000   22,830,119
Province of British Columbia, 6.000%, 6/09/2008            66,745,000   59,401,536
Province of Manitoba, 4.450%, 12/01/2008                    1,640,000    1,415,440
Province of Manitoba, 5.750%, 6/02/2008                    74,125,000   65,609,051
Province of Ontario, 3.500%, 9/08/2006                     52,020,000   44,440,051
Province of Ontario, 5.700%, 12/01/2008                    33,755,000   30,009,390
Province of Saskatchewan, 5.500%, 6/02/2008                   775,000      682,565
Province of Saskatchewan, 6.000%, 6/01/2006                16,570,000   14,235,146
                                                                      ------------
                                                                       259,718,781
                                                                      ------------
GOVERNMENT AGENCIES - 3.8%
Federal Home Loan Mortgage Corp.,
 2.875%, 5/15/2007(b)                            USD       35,000,000   34,151,810
Federal Home Loan Mortgage Corp.,
 3.220%, 6/20/2007                               SGD        9,250,000    5,697,453

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                     PRINCIPAL AMOUNT    VALUE (+)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

GOVERNMENT AGENCIES - CONTINUED
Federal Home Loan Mortgage Corp.,
 5.000%, 12/01/2031                              USD          430,065 $    409,681
Federal Home Loan Mortgage Corp.,
 5.500%, 9/15/2011(b)                                      15,000,000   15,232,620
Federal National Mortgage Association,
 2.290%, 2/19/2009                               SGD      145,900,000   86,975,217
Federal National Mortgage Association,
 2.375%, 2/15/2007(b)                            USD       10,000,000    9,768,230
Federal National Mortgage Association,
 5.250%, 1/15/2009(b)                                      31,665,000   31,791,280
Federal National Mortgage Association,
 5.375%, 11/15/2011(b)                                      7,700,000    7,770,956
Federal National Mortgage Association,
 5.500%, 3/15/2011(b)                                       5,000,000    5,071,390
                                                                      ------------
                                                                       196,868,637
                                                                      ------------
GOVERNMENT OWNED - NO GUARANTEE - 0.0%
SLM Corp., 6.500%, 6/15/2010                     NZD        1,010,000      620,741
                                                                      ------------
HEALTHCARE - 0.7%
Columbia/HCA Healthcare Corp.,
 7.190%, 11/15/2015                              USD        4,500,000    4,589,482
Columbia/HCA Healthcare Corp.,
 7.500%, 12/15/2023                                         1,965,000    1,908,237
Columbia/HCA Healthcare Corp.,
 7.580%, 9/15/2025                                          2,310,000    2,236,560
Columbia/HCA Healthcare Corp.,
 7.690%, 6/15/2025                                          5,000,000    4,943,865
Columbia/HCA Healthcare Corp.,
 7.750%, 7/15/2036                                          1,000,000      976,807
HCA, Inc., 5.750%, 3/15/2014                                2,750,000    2,572,947
HCA, Inc., 6.250%, 2/15/2013                                3,000,000    2,910,084
HCA, Inc., 6.300%, 10/01/2012                               2,500,000    2,440,108
HCA, Inc., 7.050%, 12/01/2027                              14,530,000   13,253,714
                                                                      ------------
                                                                        35,831,804
                                                                      ------------
HOME CONSTRUCTION - 0.8%
Centex Corp., 5.250%, 6/15/2015(b)                          5,110,000    4,746,066
DR Horton, Inc., 5.250%, 2/15/2015(b)                      12,315,000   11,225,751
K Hovnanian Enterprises, Inc., 6.250%, 1/15/2016            4,130,000    3,743,738
K Hovnanian Enterprises, Inc., 7.500%, 5/15/2016            1,500,000    1,478,797
Lennar Corp., 5.600%, 5/31/2015                             3,995,000    3,796,484
Pulte Homes, Inc., 5.200%, 2/15/2015(b)                     5,360,000    4,947,119
Pulte Homes, Inc., 6.000%, 2/15/2035(b)                     4,410,000    3,839,152
Pulte Homes, Inc., 6.375%, 5/15/2033                        2,635,000    2,393,123
Toll Brothers Finance Corp.,
 5.150%, 5/15/2015(b)                                       7,935,000    7,181,175
                                                                      ------------
                                                                        43,351,405
                                                                      ------------
INDEPENDENT/ENERGY - 0.5%
Astoria Depositor Corp., 8.144%, 5/01/2021,
 144A                                                      19,355,000   20,322,750
Pioneer Natural Resource Co., 5.875%, 7/15/2016             4,720,000    4,473,031
                                                                      ------------
                                                                        24,795,781
                                                                      ------------

                                                      PRINCIPAL AMOUNT    VALUE (+)
-----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

INTEGRATED/ENERGY - 1.1%
Cerro Negro Finance Ltd.,
 7.900%, 12/01/2020, 144A                         USD       38,955,000 $ 38,175,900
Petrozuata Finance, Inc.,
 8.220%, 4/01/2017, 144A                                    17,708,000   17,442,380
Phillips 66 Capital Trust II, 8.000%, 1/15/2037              1,000,000    1,054,874
                                                                       ------------
                                                                         56,673,154
                                                                       ------------
LIFE INSURANCE - 0.4%
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                          SGD       38,400,000   22,869,133
                                                                       ------------
MEDIA CABLE - 2.4%
Comcast Corp., 5.500%, 3/15/2011(b)               USD        3,000,000    2,967,240
Comcast Corp., 5.650%, 6/15/2035(b)                         30,670,000   26,730,592
Comcast Corp., 6.450%, 3/15/2037                            44,930,000   43,231,736
Comcast Corp., 6.500%, 11/15/2035                           37,670,000   36,551,050
CSC Holdings, Inc., 7.875%, 2/15/2018(b)                     1,550,000    1,551,937
NTL Cable Plc, 9.750%, 4/15/2014                  GBP        6,005,000   10,954,736
Shaw Comunications, Inc., 7.500%, 11/20/2013      CAD          930,000      858,760
                                                                       ------------
                                                                        122,846,051
                                                                       ------------
METALS & MINING - 0.2%
Vale Overseas Ltd., 8.250%, 1/17/2034             USD       10,730,000   12,312,675
                                                                       ------------
NON-CAPTIVE DIVERSIFIED - 2.4%
General Electric Capital Corp., 1.725%, 6/27/2008 SGD        4,250,000    2,518,903
General Electric Capital Corp., 6.125%, 5/17/2012 GBP       14,715,000   27,116,088
General Electric Capital Corp., 6.500%, 9/28/2015 NZD      156,048,000   96,871,643
                                                                       ------------
                                                                        126,506,634
                                                                       ------------
OIL FIELD SERVICES - 0.3%
North America Energy Partners, Inc.,
 8.750%, 12/01/2011(b)                            USD        7,245,000    7,063,875
Pecom Energia SA, 8.125%, 7/15/2010, 144A                    5,640,000    5,837,400
                                                                       ------------
                                                                         12,901,275
                                                                       ------------
PACKAGING - 0.1%
Owens-Illinois, Inc., 7.800%, 5/15/2018(b)                   6,915,000    6,863,137
                                                                       ------------
PAPER - 2.6%
Abitibi-Consolidated, Inc., 7.400%, 4/01/2018                3,000,000    2,550,000
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028                6,720,000    5,577,600
Bowater, Inc., 10.850%, 11/30/2014                CAD          450,000      420,773
Georgia-Pacific Corp., 7.375%, 12/01/2025(b)      USD       26,962,000   25,883,520
Georgia-Pacific Corp., 7.750%, 11/15/2029(b)                68,885,000   67,507,300
Georgia-Pacific Corp., 8.000%, 1/15/2024                     3,210,000    3,238,088
Georgia-Pacific Corp., 8.875%, 5/15/2031                     8,469,000    9,104,175
Georgia-Pacific Corp., (Timber Group),
 7.250%, 6/01/2028                                          19,240,000   18,181,800
International Paper Co., 4.250%, 1/15/2009                   2,000,000    1,929,292
                                                                       ------------
                                                                        134,392,548
                                                                       ------------
PHARMACEUTICALS - 1.1%
Elan Financial Plc, 7.750%, 11/15/2011                      43,606,000   41,316,685
Pharma Service Intermediate Holding Corp.,
 (Step to 11.500% on 4/1/2009),
 Zero Coupon Bond, 4/01/2014(f)                             17,500,000   15,728,125
                                                                       ------------
                                                                         57,044,810
                                                                       ------------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                     PRINCIPAL AMOUNT    VALUE (+)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

PIPELINES - 0.9%
El Paso Corp., 6.375%, 2/01/2009, 144A           USD        3,810,000 $  3,767,138
El Paso Corp., 6.750%, 5/15/2009(b)                         8,350,000    8,329,125
El Paso Corp., 6.950%, 6/01/2028, 144A                     10,774,000   10,181,430
El Paso Corp., 7.000%, 5/15/2011(b)                         2,115,000    2,122,931
El Paso Corp., 7.750%, 6/15/2010, 144A                      5,190,000    5,352,188
El Paso Corp., 7.750%, 1/15/2032(b)                         1,500,000    1,511,250
El Paso Corp., 7.800%, 8/01/2031(b)                         1,000,000    1,005,000
Williams Cos., Inc., 7.500%, 1/15/2031                     13,985,000   14,509,437
                                                                      ------------
                                                                        46,778,499
                                                                      ------------
RAILROADS - 0.1%
Missouri Pacific Railroad Co., 5.000%, 1/01/2045            7,804,000    6,049,528
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS - 0.2%
Highwoods Realty LP, 7.500%, 4/15/2018                      5,640,000    6,046,221
iStar Financial, Inc., Series REGS,
 5.700%, 3/01/2014                                          5,855,000    5,709,732
                                                                      ------------
                                                                        11,755,953
                                                                      ------------
RESTAURANTS - 0.0%
McDonald's Corp., 3.628%, 10/10/2010             SGD        3,750,000    2,289,553
                                                                      ------------
RETAILERS - 0.7%
Dillard's, Inc., 6.625%, 1/15/2018(b)            USD        1,920,000    1,795,200
Dillard's, Inc., 7.000%, 12/01/2028(b)                      4,125,000    3,691,875
Dillard's, Inc., 7.750%, 7/15/2026                          7,182,000    6,822,900
Dillard's, Inc., 7.750%, 5/15/2027                          1,000,000      950,000
J.C. Penney Co., Inc., 7.125%, 11/15/2023(b)                3,386,000    3,638,287
Toys R Us, 7.375%, 10/15/2018(b)                            7,560,000    5,556,600
Wal-Mart Stores, Inc., 4.750%, 1/29/2013         GBP        4,945,000    8,525,946
Woolworth Corp., 8.500%, 1/15/2022               USD        4,475,000    4,743,500
                                                                      ------------
                                                                        35,724,308
                                                                      ------------
SOVEREIGNS - 20.2%
Canadian Government, 2.750%, 12/01/2007          CAD      366,130,000  307,237,573
Canadian Government, 4.250%, 9/01/2008                    221,710,000  190,755,840
Canadian Government, 4.500%, 9/01/2007                    197,930,000  170,616,219
Canadian Government, Series WH31,
 6.000%, 6/01/2008                                         58,550,000   52,195,406
Government of Sweden, Series 1040,
 6.500%, 5/05/2008                               SEK      104,450,000   14,360,282
Government of Sweden, Series 1045,
 5.250%, 3/15/2011                                         10,000,000    1,387,045
Mexican Fixed Rate Bonds, 8.000%, 12/07/2023     MXN      643,900,000   55,379,513
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012            1,050,000,000   99,425,184
PF Export Receivables Master Trust,
 6.436%, 6/01/2015, 144A                         USD        2,239,227    2,194,443
Republic of Argentina, Zero Coupon Bond,
 12/15/2035                                                 1,029,581       95,236
Republic of Argentina, 2.000%, 9/30/2014         ARS       91,624,200   30,665,300
Republic of Argentina, 4.889%, 8/03/2012         USD       22,930,000   18,745,275
Republic of Argentina, 8.280%, 12/31/2033                     377,858      371,246
Republic of Brazil, 8.250%, 1/20/2034(b)                   44,490,000   49,027,980
Republic of Brazil, 8.875%, 4/15/2024                      32,625,000   37,714,500
Republic of Peru, 5.000%, 3/07/2017(d)                      2,982,750    2,811,242
Republic of South Africa, 12.500%, 12/21/2006    ZAR        5,690,000      957,312

                                                  PRINCIPAL AMOUNT      VALUE (+)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

SOVEREIGNS - CONTINUED
Republic of Uruguay, 7.500%, 3/15/2015(b)     USD        4,356,000 $    4,530,240
Republic of Uruguay, 7.875%, 1/15/2033(g)                5,188,727      5,396,276
SP Powerassets Ltd., 3.730%, 10/22/2010       SGD        1,000,000        616,634
United Mexican States, 8.375%, 1/14/2011(b)   USD        1,000,000      1,109,000
                                                                   --------------
                                                                    1,045,591,746
                                                                   --------------
SUPERMARKETS - 1.5%
Albertson's, Inc., 6.625%, 6/01/2028                    11,270,000      9,080,825
Albertson's, Inc., 7.450%, 8/01/2029                    53,329,000     47,092,227
Albertson's, Inc., 7.750%, 6/15/2026                     8,115,000      7,315,218
Albertson's, Inc., 8.000%, 5/01/2031                     9,680,000      9,010,725
Albertson's, Inc., 8.700%, 5/01/2030                     2,995,000      2,921,152
                                                                   --------------
                                                                       75,420,147
                                                                   --------------
SUPRANATIONAL - 3.9%
European Investment Bank,
 Zero Coupon Bond, 9/12/2008, 144A            BRL       10,732,465      3,513,950
Inter-American Development Bank,
 Zero Coupon Bond, 5/11/2009                           297,000,000     88,523,567
Inter-American Development Bank, Series EMTN,
 6.000%, 12/15/2017                           NZD      184,525,000    111,737,956
                                                                   --------------
                                                                      203,775,473
                                                                   --------------
TECHNOLOGY - 3.5%
Affiliated Computer Services, Inc.,
 5.200%, 6/01/2015                            USD          115,000        104,795
Amkor Technology, Inc., 7.125%, 3/15/2011(b)             8,285,000      7,622,200
Amkor Technology, Inc., 10.500%, 5/01/2009(b)            1,695,000      1,661,100
Arrow Electronics, Inc., 6.875%, 7/01/2013(b)           17,380,000     18,046,036
Avnet, Inc., 6.000%, 9/01/2015                          13,755,000     13,182,448
Corning Glass, 8.875%, 3/15/2016                           825,000        973,466
Corning, Inc., 5.900%, 3/15/2014                         9,330,000      9,213,226
Corning, Inc., 6.200%, 3/15/2016                         5,155,000      5,154,758
Corning, Inc., 6.750%, 9/15/2013                        13,600,000     14,183,549
Corning, Inc., 6.850%, 3/01/2029(b)                      3,095,000      3,156,009
Hynix Semiconductor, Inc.,
 9.875%, 7/01/2012, 144A(b)                              6,585,000      7,243,500
Lucent Technologies, Inc., 6.450%, 3/15/2029            50,370,000     45,458,925
Lucent Technologies, Inc., 6.500%, 1/15/2028               500,000        446,250
Motorola, Inc., 7.625%, 11/15/2010                          95,000        103,616
Nortel Networks Corp., 6.875%, 9/01/2023                12,432,000     11,375,280
Northern Telecom Capital Corp.,
 7.875%, 6/15/2026                                       5,355,000      5,167,575
Samsung Electronics Co. Ltd.,
 7.700%, 10/01/2027, 144A                                5,400,000      5,667,386
Sungard Data Systems, Inc.,
 9.125%, 8/15/2013, 144A                                 1,790,000      1,892,925
Sungard Data Systems, Inc.,
 10.250%, 8/15/2015, 144A                                2,570,000      2,704,925
Xerox Capital Trust I, 8.000%, 2/01/2027                25,440,000     26,330,400
Xerox Corp., 7.200%, 4/01/2016                             615,000        647,287
                                                                   --------------
                                                                      180,335,656
                                                                   --------------
TEXTILE - 0.0%
Kellwood Co., 7.625%, 10/15/2017                         2,500,000      2,339,035
                                                                   --------------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                       PRINCIPAL AMOUNT    VALUE (+)
------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TOBACCO - 0.2%
Altria Group, Inc., 7.000%, 11/04/2013             USD       11,000,000 $ 11,826,232
                                                                        ------------
TRANSPORTATION SERVICES - 2.2%
American President Cos. Ltd., 8.000%, 1/15/2024              19,104,000   18,960,720
Atlas Air Worldwide Holdings, Inc.,
 7.200%, 1/02/2019                                            3,883,394    3,922,228
Atlas Air, Inc., 9.057%, 1/02/2014                            9,260,147    8,889,741
Atlas Air, Inc., Series 1999-1A, 6.880%, 7/02/2009            1,448,379    1,412,170
Atlas Air, Inc., Series 1999-1B, 7.630%, 1/02/2015           18,164,300   16,347,870
Atlas Air, Inc., Series 1999-1C, 8.770%, 1/02/2011           13,217,834    8,855,948
Atlas Air, Inc., Series 2000-1, 9.702%, 1/02/2008               201,720      129,101
Atlas Air, Inc., Series A, 7.380%, 1/02/2018                 15,562,236   15,717,859
Atlas Air, Inc., Series B, 7.680%, 1/02/2014                 34,996,223   32,546,487
Bombardier, Inc., 7.350%, 12/22/2026               CAD        5,185,000    4,006,904
Bombardier, Inc., 7.450%, 5/01/2034, 144A          USD        4,330,000    3,886,175
                                                                        ------------
                                                                         114,675,203
                                                                        ------------
TREASURIES - 12.0%
U.S. Treasury Notes, 2.375%, 8/15/2006(b)                     2,500,000    2,478,223
U.S. Treasury Notes, 2.500%, 5/31/2006(b)                   112,600,000  112,208,490
U.S. Treasury Notes, 2.625%, 5/15/2008(b)                    99,465,000   95,097,890
U.S. Treasury Notes, 2.750%, 6/30/2006(b)                    27,400,000   27,273,713
U.S. Treasury Notes, 2.750%, 7/31/2006(b)                   103,755,000  103,094,392
U.S. Treasury Notes, 3.000%, 2/15/2008(b)                   100,535,000   97,248,008
U.S. Treasury Notes, 3.375%, 2/28/2007(b)                    35,460,000   34,989,056
U.S. Treasury Notes, 3.500%, 5/31/2007(b)                    77,250,000   76,064,058
U.S. Treasury Notes, 3.625%, 6/30/2007(b)                    50,000,000   49,246,100
U.S. Treasury Notes, 4.250%, 11/30/2007(b)                   16,850,000   16,688,745
U.S. Treasury Notes, 6.500%, 10/15/2006(b)                    9,000,000    9,074,880
                                                                        ------------
                                                                         623,463,555
                                                                        ------------
WIRELESS TELECOMMUNICATION SERVICES - 0.5%
Rogers Wireless, Inc., 6.375%, 3/01/2014                      1,895,000    1,890,263
Rogers Wireless, Inc., 7.625%, 12/15/2011          CAD       28,500,000   26,265,830
                                                                        ------------
                                                                          28,156,093
                                                                        ------------
WIRELINES - 4.2%
AT&T, Inc., 6.150%, 9/15/2034                      USD       14,755,000   14,011,835
BellSouth Corp., 6.000%, 11/15/2034(b)                       22,060,000   20,574,016
Colt Telecom Group Plc, 7.625%, 12/15/2009         EUR        1,500,000    1,863,219
Level 3 Communications, Inc.,
 11.500%, 3/01/2010 144A(b)                        USD          905,000      880,113
Philippine Long Distance Telephone Co.,
 8.350%, 3/06/2017                                           13,019,000   14,206,984
Philippine Long Distance Telephone Co.,
 11.375%, 5/15/2012(b)                                          925,000    1,140,062
Qwest Capital Funding, Inc., 6.375%, 7/15/2008                  919,000      914,405
Qwest Capital Funding, Inc., 6.500%, 11/15/2018              22,405,000   21,536,806
Qwest Capital Funding, Inc.,
 6.875%, 7/15/2028(b)(d)                                     59,645,000   57,259,200
Qwest Capital Funding, Inc.,
 7.000%, 8/03/2009(b)                                         4,995,000    5,069,925
Qwest Capital Funding, Inc.,
 7.250%, 2/15/2011(b)                                         1,820,000    1,845,025
Qwest Capital Funding, Inc., 7.625%, 8/03/2021                5,170,000    5,260,475

                                                       PRINCIPAL AMOUNT      VALUE (+)
--------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

WIRELINES - CONTINUED
Qwest Capital Funding, Inc., 7.750%, 2/15/2031     USD       15,470,000 $   15,740,725
Qwest Corp., 7.250%, 9/15/2025                                7,300,000      7,482,500
Verizon Communications., 5.850%, 9/15/2035                   52,436,000     47,032,156
Verizon Maryland, Inc., 5.125%, 6/15/2033                     1,905,000      1,501,517
                                                                        --------------
                                                                           216,318,963
                                                                        --------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $4,315,270,258)                                        4,493,812,631
                                                                        --------------

CONVERTIBLE BONDS - 8.0%

AIRLINES - 0.3%
AMR Corp., 4.500%, 2/15/2024(b)                               6,425,000      8,995,000
Continental Airlines, Inc., 5.000%, 6/15/2023                 4,185,000      6,471,056
                                                                        --------------
                                                                            15,466,056
                                                                        --------------
BANKING - 0.8%
Wells Fargo & Co., 4.430%, 5/01/2033                         42,240,000     41,986,560
                                                                        --------------
HEALTHCARE - 0.0%
Invitrogen Corp., 1.500%, 2/15/2024                           2,050,000      1,783,500
                                                                        --------------
INDEPENDENT/ENERGY - 0.1%
Devon Energy Corp., 4.900%, 8/15/2008                         1,400,000      1,624,000
Devon Energy Corp., 4.950%, 8/15/2008                         2,600,000      3,016,000
                                                                        --------------
                                                                             4,640,000
                                                                        --------------
INDUSTRIAL OTHER - 0.1%
Incyte Corp., 3.500%, 2/15/2011(b)                            5,370,000      4,389,975
                                                                        --------------
MEDIA NON-CABLE - 0.1%
Liberty Media Corporation, 3.500%, 1/15/2031                  4,780,000      4,827,800
Sinclair Broadcast Group, Inc., 4.875%, 7/15/2018               275,000        241,656
                                                                        --------------
                                                                             5,069,456
                                                                        --------------
PHARMACEUTICALS - 5.0%
Bristol-Myers Squibb Co., 4.410%, 9/15/2023(b)               62,700,000     62,621,625
Chiron Corp., 1.625%, 8/01/2033                              31,230,000     30,410,212
Elan Capital Corp., 6.500%, 11/10/2008                        2,390,000      4,905,475
Enzon Pharmaceuticals, Inc., 4.500%, 7/01/2008               23,235,000     21,637,594
Epix Pharmaceuticals, Inc., 3.000%, 6/15/2024                 7,122,000      4,575,885
Human Genome Sciences, Inc., 2.250%,
 8/15/2012                                                    3,665,000      3,161,063
IVAX Corp., 4.500%, 5/15/2008                                 2,875,000      2,910,938
Nektar Therapeutics, 3.250%, 9/28/2012, 144A                  4,230,000      4,890,937
Nektar Therapeutics, 3.500%, 10/17/2007                       8,625,000      8,420,156
Regeneron Pharmaceuticals, Inc.,
 5.500%, 10/17/2008                                          36,172,000     35,358,130
Valeant Pharmaceuticals International,
 3.000%, 8/16/2010(b)                                        34,125,000     29,646,094
Valeant Pharmaceuticals International,
 4.000%, 11/15/2013(b)                                       20,544,000     17,565,120
Vertex Pharmaceuticals, Inc.,
 5.750%, 2/15/2011, 144A                                     12,778,000     31,545,687
                                                                        --------------
                                                                           257,648,916
                                                                        --------------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                    PRINCIPAL AMOUNT      VALUE (+)
-----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TECHNOLOGY - 0.7%
Amkor Technology, Inc., 5.000%, 3/15/2007(b)    USD        5,070,000 $    4,949,588
Ciena Corp., 3.750%, 2/01/2008                             1,250,000      1,181,250
Kulicke & Soffa Industries, Inc.,
 0.500%, 11/30/2008                                       10,920,000      9,363,900
Kulicke & Soffa Industries, Inc.,
 1.000%, 6/30/2010                                         1,130,000      1,048,075
Maxtor Corp., 5.750%, 3/01/2012(e)                         7,052,000      6,487,840
Nortel Networks Corp., 4.250%, 9/01/2008(b)               12,860,000     12,136,625
Richardson Electric Ltd.,
 7.750%, 12/15/2011, 144A                                    395,000        363,400
SCI Systems, Inc., 3.000%, 3/15/2007(b)                    2,750,000      2,660,625
                                                                     --------------
                                                                         38,191,303
                                                                     --------------
TEXTILE - 0.1%
Dixie Yarns, Inc., 7.000%, 5/15/2012                         209,000        192,280
Kellwood Co., 3.500%, 6/15/2034                            6,630,000      5,817,825
                                                                     --------------
                                                                          6,010,105
                                                                     --------------
TRANSPORTATION SERVICES - 0.0%
Builders Transportation, Inc.,
 8.000%, 8/15/2005(c)(e)                                   1,000,000             --
Preston Corp., 7.000%, 5/01/2011                             750,000        695,625
                                                                     --------------
                                                                            695,625
                                                                     --------------
WIRELESS - 0.1%
Nextel Communications, Inc., 5.250%, 1/15/2010             3,505,000      3,505,000
                                                                     --------------
WIRELINES - 0.7%
Level 3 Communications, Inc.,
 2.875%, 7/15/2010(b)                                     24,120,000     21,557,250
Level 3 Communications, Inc.,
 6.000%, 9/15/2009(b)                                     17,170,000     14,551,575
Level 3 Communications, Inc.,
 6.000%, 3/15/2010(b)                                        885,000        702,469
                                                                     --------------
                                                                         36,811,294
                                                                     --------------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $374,122,477)                                         416,197,790
                                                                     --------------

TOTAL BONDS AND NOTES
 (Identified Cost $4,689,392,735)                                     4,910,010,421
                                                                     --------------

                                                              SHARES
-----------------------------------------------------------------------------------

COMMON STOCKS - 1.0% OF TOTAL NET ASSETS

COMMUNICATIONS EQUIPMENT - 0.3%
Corning, Inc.(h)                                             630,490     16,966,486
                                                                     --------------
REAL ESTATE INVESTMENT TRUSTS - 0.1%
Host Marriott Corp.                                          196,848      4,212,545
                                                                     --------------
WIRELINES - 0.6%
Philippine Long Distance Telephone Co., ADR(b)               768,621     28,877,091
                                                                     --------------

TOTAL COMMON STOCKS
 (Identified Cost $22,314,949)                                           50,056,122
                                                                     --------------

                                                   SHARES   VALUE (+)
---------------------------------------------------------------------

PREFERRED STOCKS - 1.7% OF TOTAL NET ASSETS

CONVERTIBLE PREFERRED STOCKS -  1.7%
AUTOMOTIVE - 0.1%
Cummins Capital Trust I, 7.000%               USD  58,500 $ 6,464,250
                                                          -----------
CONSTRUCTION MACHINERY - 0.0%
United Rentals Trust, 6.500%                       15,500     728,500
                                                          -----------
CONSUMER PRODUCTS - 0.1%
Newell Financial Trust I, 5.250%                  154,222   6,612,268
                                                          -----------
ELECTRIC - 0.1%
AES Trust III, 6.750%(b)                           82,225   3,836,619
                                                          -----------
ELECTRIC UTILITIES - 0.2%
CMS Energy Trust I, 7.750%                        207,375  10,161,375
                                                          -----------
INSURANCE - 0.3%
Travelers Property Casualty, 4.500%(b)            688,850  16,525,511
                                                          -----------
LODGING - 0.0%
Felcor Lodging, Series A, 1.950%(b)                47,675   1,191,875
                                                          -----------
PACKAGING - 0.3%
Owens-Illinois, Inc., 4.750%                      386,015  13,356,119
                                                          -----------
PIPELINES - 0.1%
El Paso Energy Capital Trust I, 4.750%             84,000   3,024,000
Williams Cos., Inc., 5.500%                        25,000   2,525,000
                                                          -----------
                                                            5,549,000
                                                          -----------
TECHNOLOGY - 0.5%
Lucent Technologies Capital Trust, 7.750%(b)       24,695  24,704,261
                                                          -----------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $81,091,727)                             89,129,778
                                                          -----------

NON-CONVERTIBLE PREFERRED STOCKS - 0.0%
ELECTRIC - 0.0%
Connecticut Light & Power Co., 1.900%               2,925      90,675
Entergy Arkansas, Inc., 4.320%                        100       7,500
Entergy Louisiana, Inc., 4.160%                     2,824     259,808
Entergy Mississippi, Inc., 4.360%                   5,000     377,500
Entergy New Orleans, Inc., 4.360%(c)                  665      25,852
Entergy New Orleans, Inc., 4.750%(b)(c)               200       7,663
MDU Resources Group, Inc., 5.100%                   2,140     213,866
Public Service Co., 4.000%                            360      24,536
Southern California Edison Co., 4.780%             50,100   1,077,150
Xcel Energy, Inc., 3.600%                           1,100      77,550
                                                          -----------
                                                            2,162,100
                                                          -----------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $1,577,635)                               2,162,100
                                                          -----------

TOTAL PREFERRED STOCKS
 (Identified Cost $82,669,362)                             91,291,878
                                                          -----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                                                             SHARES       VALUE (+)
-------------------------------------------------------------------------------------------------------------------

MUTUAL FUNDS - 0.5% OF TOTAL NET ASSETS

BOND MUTUAL FUNDS - 0.5%
High Income Opportunity Fund, Inc.                                            USD         2,217,450  $   13,748,190
Managed High Income Portfolio, Inc.(b)                                                    1,369,100       8,255,673
Morgan Stanley Emerging Markets Debt Fund, Inc.(b)                                          356,954       3,715,891
                                                                                                     --------------
                                                                                                         25,719,754
                                                                                                     --------------

TOTAL MUTUAL FUNDS
 (Identified Cost $26,086,939)                                                                           25,719,754
                                                                                                     --------------

                                                                                   PRINCIPAL AMOUNT
-------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 19.1% OF TOTAL NET ASSETS
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/06 at 2.950% to be repurchased at $10,954,692 on 4/03/06 collateralized by $8,090,000 U.S. Treasury Bond, 8.750% due 8/15/20 with
value of $11,176,926 (Note 2g)                                                         $ 10,952,000      10,952,000
                                                                                                     --------------

                                                                                             SHARES
-------------------------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime Portfolio(i)                            981,993,796     981,993,796
                                                                                                     --------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $992,945,796)                                                                         992,945,796
                                                                                                     --------------

TOTAL INVESTMENTS - 117.0%
 (Identified Cost $5,813,409,781)(a)                                                                  6,070,023,971
                                                                                                     --------------
 Other assets less liabilities--(17.0)%                                                               (883,920,250)
                                                                                                     --------------

TOTAL NET ASSETS - 100%                                                                              $5,186,103,721
                                                                                                     --------------

+  See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales, return of capital included in dividends received from the Fund's investments in REIT's and interest adjustments on defaulted bonds. Amortization of premium on debt securities is excluded for tax purposes ):
   At March 31, 2006, the net unrealized appreciation on investments based on cost of
   $5,830,755,600 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of
   value over cost                                                                                   $  315,248,033
   Aggregate gross unrealized depreciation for all securities in which there is an excess of
   cost over value                                                                                     (75,979,662)
                                                                                                     --------------
   Net unrealized appreciation                                                                       $  239,268,371
                                                                                                     --------------

(b)All or a portion of this security was on loan to brokers at March 31, 2006.
(c)Non-income producing security due to default or bankruptcy filing.
(d)Variable rate security. Rate as of March 31, 2006 is disclosed.
(e)Illiquid security.
(f)Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(g)Payment-in-Kind security.
(h)Non-income producing security.
(i)Represents investments of securities lending collateral.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the total value of these securities amounted to $543,461,114 or 10.48% of total net assets.
ADRAn American Depositary Receipt (ADR) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
   Key to Abbreviations: ARS: Argentinian Peso; AUD: Australian Dollar; BRL:
   Brazilian Real; CAD: Canadian Dollar; EUR: Euro; GBP: Great British Pound;
   IDR: Indonesian Rupiah; KRW: South Korean Won; MXN: Mexican Peso; NZD: New Zealand Dolla;; SGD: Singapore Dollar; SEK, Swedish Krona; THB: Thai Baht;
   USD: United States Dollar; ZAR: South African Rand.

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

LOOMIS SAYLES FIXED INCOME FUND

                                                         PRINCIPAL AMOUNT  VALUE (+)
------------------------------------------------------------------------------------

BONDS AND NOTES - 91.3% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 86.2%

ABS CAR LOAN - 0.0%
Americredit Automobile Receivables Trust,
 Series 2003-DM, Class A4, 2.840%, 8/06/2010         USD           67,187 $   66,137
                                                                          ----------
AGENCIES - 0.5%
Pemex Project Funding Master Trust,
 8.625%, 2/01/2022                                                250,000    295,000
Pemex Project Funding Master Trust,
 8.625%, 12/01/2023                                             1,400,000  1,645,000
Pemex Project Funding Master Trust,
 9.250%, 3/30/2018(d)                                             400,000    492,000
                                                                          ----------
                                                                           2,432,000
                                                                          ----------
AIRLINES - 0.1%
American Airlines, Inc., 7.324%, 10/15/2009                       250,000    242,876
American Airlines, Inc., Series 93A6,
 8.040%, 9/16/2011                                                 50,184     44,585
Continental Airlines, Inc., Series 2000-2,
 8.307%, 4/02/2018                                                132,894    127,883
Continental Airlines, Inc., Series 2001-1B,
 7.373%, 12/15/2015                                               206,413    197,376
                                                                          ----------
                                                                             612,720
                                                                          ----------
ASSET-BACKED SECURITIES - 0.3%
Community Program Loan Trust, Series 1987-A,
 Class A5, 4.500%, 4/01/2029                                      725,000    658,519
Countrywide Asset Backed Certificates, Series
 2003-5AFY 4.905%, 8/25/2032                                       96,197     95,826
Countrywide Asset Backed Certificates,
 Series 2004-S1, Class A2, 3.872%, 3/25/2020                       60,000     58,869
Countrywide Asset Backed Certificates,
 Series 2004-S1, Class A3, 4.615%, 2/25/2035                       55,000     52,953
Countrywide Home Loan Inc., Series MTNJ
 5.500%, 8/01/2006                                                 80,000     80,109
Residential Asset Securities Corp., Series 2004 Ks9
 Class AI3 3.790%, 8/25/2029                                      130,000    127,254
Residential Asset Securities Corp., Series 2003 Ks10
 Class AI4 4.470%, 3/25/2032                                      100,000     98,743
                                                                          ----------
                                                                           1,172,273
                                                                          ----------
AUTOMOTIVE - 2.3%
BMW Vehicle Owner Trust, Series 2004-A,
 Class A4, 3.320%, 2/25/2009                                      165,000    161,503
Cummins Engine Co., Inc., 7.125%, 3/01/2028                     2,400,000  2,448,000
DaimlerChrysler NA Holding Corp.,
 6.500%, 11/15/2013                                               200,000    203,414
Delphi Automotive Systems Corp.,
 7.125%, 5/01/2029(b)(d)                                        1,362,000    837,630
Ford Credit Auto Owner Trust,
 4.380%, 1/15/2010                                                105,000    103,339
Ford Credit Auto Owner Trust, Series 2004-A,
 Class A4, 3.540%, 11/15/2008                                      95,000     92,841
Ford Motor Co., 6.375%, 2/01/2029                                 765,000    508,725
Ford Motor Co., 6.625%, 10/01/2028                              1,650,000  1,105,500

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                    PRINCIPAL AMOUNT   VALUE (+)
--------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

AUTOMOTIVE - CONTINUED
General Motors Acceptance Corp.,
 5.550%, 7/16/2007(e)                           USD          500,000 $   485,520
General Motors Acceptance Corp.,
 5.620%, 3/20/2007(e)                                      2,750,000   2,693,841
General Motors Acceptance Corp.,
 5.625%, 5/15/2009                                         1,500,000   1,395,919
General Motors Acceptance Corp.,
 6.375%, 12/07/2007                             GBP          300,000     500,423
General Motors Acceptance Corp.,
 6.875%, 8/28/2012                              USD          200,000     184,502
General Motors Acceptance Corp.,
 7.500%, 12/01/2006                             NZD          100,000      59,797
GMAC International Finance BV,
 8.000%, 3/14/2007                                           264,000     159,756
Nissan Auto Receivables Owner Trust,
 Series 2005 B Note Class A3
 3.990%, 7/15/2009                              USD           40,000      39,424
                                                                     -----------
                                                                      10,980,134
                                                                     -----------
BANKING - 5.9%
Bank of America Corp., 5.875%, 2/15/2009                     205,000     208,076
Barclays Financial LLC, 4.060%, 9/16/2010, 144A KRW    2,340,000,000   2,327,958
Barclays Financial LLC, 4.100%, 3/22/2010, 144A THB      192,000,000   4,623,311
Barclays Financial LLC, 4.160%, 2/22/2010, 144A          175,000,000   4,222,058
Barclays Financial LLC,
 5.500%, 11/01/2010, 144A                                 16,000,000     403,056
Capital One Bank, 5.125%, 2/15/2014             USD          430,000     413,792
CIT Group, Inc., 5.500%, 12/01/2014             GBP        2,000,000   3,495,647
Citigroup, Inc., 5.000%, 3/06/2007              USD          115,000     114,696
HSBC Bank USA, 3.310%, 8/25/2010, 144A                     5,000,000   5,065,000
J.P. Morgan Chase & Co.,
 Zero Coupon Bond, 3/28/2011, 144A              IDR   13,692,036,000     929,868
J.P. Morgan Chase & Co.,
 Zero Coupon Bond, 1/01/2025(e), 144A           BRL       16,585,000   4,384,655
J.P. Morgan Chase & Co., 6.375%, 4/01/2008      USD          140,000     142,436
J.P. Morgan Chase London,
 Zero Coupon Bond, 10/21/2010, 144A             IDR   18,824,303,000   1,321,289
Wells Fargo Co., 3.500%, 4/04/2008(d)           USD          215,000     208,063
                                                                     -----------
                                                                      27,859,905
                                                                     -----------
BROKERAGE - 0.2%
Goldman Sachs Group, Inc., 4.750%, 7/15/2013                 150,000     141,708
Morgan Stanley, 5.375%, 11/14/2013              GBP          500,000     879,053
                                                                     -----------
                                                                       1,020,761
                                                                     -----------
CHEMICALS - 0.8%
Borden, Inc., 7.875%, 2/15/2023                 USD        2,625,000   2,172,188
Borden, Inc., 9.200%, 3/15/2021                              750,000     682,500
ICI Wilmington, Inc., 5.625%, 12/01/2013                     115,000     111,324
Methanex Corp., 6.000%, 8/15/2015                          1,000,000     939,764
                                                                     -----------
                                                                       3,905,776
                                                                     -----------

                                                        PRINCIPAL AMOUNT   VALUE (+)
------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
GS Mortgage Securities Corporation II,
 Series 2005-GG4, Class A4A,
 4.751%, 7/10/2039                                  USD           95,000 $    89,545
LB UBS Commercial Mortgage Trust,
 Series 2005 C3, Class A3, 4.647%, 7/15/2030                     105,000     100,857
                                                                         -----------
                                                                             190,402
                                                                         -----------
CONSTRUCTION MACHINERY - 0.1%
Caterpillar Financial Asset Trust, Series 23005-AA3
 3.900%, 2/25/2009                                               130,000     128,104
United Rentals North America, Inc.,
 7.000%, 2/15/2014                                               150,000     144,375
                                                                         -----------
                                                                             272,479
                                                                         -----------
CONSUMER PRODUCTS - 0.3%
Bausch & Lomb, Inc., 7.125%, 8/01/2028                         1,250,000   1,281,622
                                                                         -----------
ELECTRIC - 2.8%
AES Corp., 7.750%, 3/01/2014                                     730,000     766,500
AES Corp., 9.375%, 9/15/2010                                     100,000     109,000
Calenergy Co., Inc., 7.630%, 10/15/2007                          245,000     252,556
Calpine Corp., 8.500%, 7/15/2010, 144A(b)                        215,000     197,262
Calpine Corp., 8.625%, 8/15/2010(b)(d)                           500,000     200,000
Carolina Power & Light Co., 6.500%, 7/15/2012                     65,000      67,733
Consolidated Edison Co. of N.Y.,
 5.625%, 7/01/2012(d)                                            110,000     110,753
Dominion Resources, Inc., 5.000%, 3/15/2013                      100,000      94,700
Dominion Resources, Inc., 5.700%, 9/17/2012                      160,000     158,534
Duke Energy Corp., 4.200%, 10/01/2008                             85,000      82,469
Dynegy Holdings, Inc., 7.125%, 5/15/2018                         380,000     347,700
Dynegy Holdings, Inc., 7.625%, 10/15/2026                        810,000     741,150
Empresa Nacional de Electricidad SA
 (Endesa-Chile), 7.875%, 2/01/2027                             1,589,000   1,712,195
Empresa Nacional de Electricidad SA
 (Endesa-Chile), 8.350%, 8/01/2013                               500,000     553,389
Enersis SA, 7.375%, 1/15/2014(d)                                 275,000     287,730
Enersis SA, 7.400%, 12/01/2016                                 4,000,000   4,209,696
NGC Corporation Capital Trust I, Series B,
 8.316%, 6/01/2027                                               195,000     171,600
Quezon Power Philippines Co., 8.860%, 6/15/2017                1,597,050   1,589,065
Tiverton Power Associates Ltd.,
 9.000%, 7/15/2018 144A(b)                                       456,952     395,264
TXU Corp., Series P, 5.550%, 11/15/2014(d)                       170,000     159,017
TXU Corp., Series R, 6.550%, 11/15/2034                        1,155,000   1,042,325
                                                                         -----------
                                                                          13,248,638
                                                                         -----------
ENTERTAINMENT - 0.8%
Time Warner, Inc., 6.625%, 5/15/2029                           1,875,000   1,842,853
Time Warner, Inc., 6.950%, 1/15/2028                             865,000     877,340
Time Warner, Inc., 7.625%, 4/15/2031                             730,000     795,221
Time Warner, Inc., 7.700%, 5/01/2032                             375,000     412,392
                                                                         -----------
                                                                           3,927,806
                                                                         -----------
FINANCIAL OTHER - 0.1%
Berkshire Hathaway Finance, 4.200%, 12/15/2010                   650,000     618,452
                                                                         -----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                     PRINCIPAL AMOUNT   VALUE (+)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

FOOD - 0.0%
Friendly Ice Cream Corp., 8.375%, 6/15/2012(d)   USD           20,000 $    18,100
                                                                      -----------
FOREIGN LOCAL GOVERNMENTS - 11.3%
Province of Alberta, 5.930%, 9/16/2016           CAD        1,122,018   1,031,563
Province of British Columbia,
 Zero Coupon Bond, 8/23/2013                               11,700,000   7,238,201
Province of British Columbia, 5.250%, 12/01/2006            1,615,000   1,393,448
Province of British Columbia, 6.000%, 6/09/2008             1,000,000     889,977
Province of British Columbia, 6.250%, 12/01/2009            7,025,000   6,421,663
Province of Manitoba, 5.750%, 6/02/2008                    14,515,000  12,847,425
Province of Ontario, 3.500%, 9/08/2006                        940,000     803,031
Province of Ontario, 5.700%, 12/01/2008                    18,145,000  16,131,547
Province of Saskatchewan, 5.500%, 6/02/2008                 6,960,000   6,129,878
                                                                      -----------
                                                                       52,886,733
                                                                      -----------
GOVERNMENT AGENCIES - 3.5%
Federal Home Loan Mortgage Corp.,
 2.875%, 5/15/2007(d)                            USD        1,000,000     975,766
Federal Home Loan Mortgage Corp.,
 3.220%, 6/20/2007                               SGD        1,500,000     923,911
Federal Home Loan Mortgage Corp.,
 4.000%, 7/01/2019                               USD          108,166     101,007
Federal Home Loan Mortgage Corp.,
 4.500%, 8/01/2018                                            186,485     178,367
Federal Home Loan Mortgage Corp.,
 4.500%, 6/01/2019                                            103,002      98,447
Federal Home Loan Mortgage Corp.,
 4.500%, 12/01/2034                                           152,328     140,866
Federal Home Loan Mortgage Corp.,
 5.000%, 11/01/2018                                           237,633     232,062
Federal Home Loan Mortgage Corp.,
 5.000%, 12/01/2031                                           215,033     204,841
Federal Home Loan Mortgage Corp.,
 5.500%, 7/15/2006                                            500,000     500,629
Federal Home Loan Mortgage Corp.,
 5.500%, 12/01/2018                                            56,443      56,098
Federal Home Loan Mortgage Corp.,
 7.000%, 3/01/2011                                             49,295      50,700
Federal National Mortgage Association,
 2.290%, 2/19/2009                               SGD       16,000,000   9,538,064
Federal National Mortgage Association,
 4.000%, 5/01/2019(e)                            USD          286,417     268,188
Federal National Mortgage Association,
 4.250%, 7/15/2007(d)                                         500,000     494,614
Federal National Mortgage Association,
 5.250%, 8/01/2012(d)                                         535,000     529,577
Federal National Mortgage Association,
 5.500%, 8/01/2019                                            299,133     297,420
Federal National Mortgage Association,
 5.500%, 5/01/2033(e)                                          96,020      93,914
Federal National Mortgage Association,
 5.500%, 10/01/2033                                           139,560     136,499
Federal National Mortgage Association,
 5.500%, 11/01/2033                                           103,286     101,021

                                                     PRINCIPAL AMOUNT   VALUE (+)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

GOVERNMENT AGENCIES - CONTINUED
Federal National Mortgage Association,
 5.500%, 2/01/2034(e)                            USD          288,180 $   281,712
Federal National Mortgage Association,
 5.500%, 12/01/2034                                            99,476      97,244
Federal National Mortgage Association,
 5.500%, 4/01/2035                                            139,949     136,647
Federal National Mortgage Association,
 6.000%, 8/01/2034                                            133,958     134,014
Federal National Mortgage Association,
 7.500%, 4/01/2017                                             82,378      86,241
Federal National Mortgage Association,
 7.500%, 11/01/2031                                            48,178      50,358
Federal National Mortgage Association,
 8.000%, 8/01/2015                                             67,090      71,331
Federal National Mortgage Association,
 8.000%, 12/01/2023                                            30,347      32,164
Government National Mortgage Association,
 5.500%, 1/20/2034                                            169,114     167,043
Government National Mortgage Association,
 6.000%, 9/15/2032                                             89,214      90,337
Government National Mortgage Association,
 6.000%, 5/20/2034                                             96,878      97,727
Government National Mortgage Association,
 7.500%, 9/15/2013                                             92,536      96,519
Government National Mortgage Association,
 8.000%, 8/15/2025                                             17,433      18,666
Government National Mortgage Association,
 8.000%, 9/15/2025                                             39,140      41,913
Government National Mortgage Association,
 8.000%, 2/15/2030                                              9,699      10,372
                                                                      -----------
                                                                       16,334,279
                                                                      -----------
HEALTHCARE - 1.7%
Columbia/HCA Healthcare Corp.,
 7.580%, 9/15/2025                                          2,455,000   2,376,951
Columbia/HCA Healthcare Corp.,
 7.690%, 6/15/2025                                          1,000,000     988,773
HCA, Inc., 6.250%, 2/15/2013                                1,000,000     970,028
HCA, Inc., 7.050%, 12/01/2027                               3,250,000   2,964,526
HCA, Inc., 7.500%, 11/06/2033                                 645,000     631,563
                                                                      -----------
                                                                        7,931,841
                                                                      -----------
HOME CONSTRUCTION - 1.0%
Lennar Corp., 5.600%, 5/31/2015                               500,000     475,154
Pulte Homes, Inc., 5.200%, 2/15/2015(d)                     1,305,000   1,204,476
Pulte Homes, Inc., 6.000%, 2/15/2035(d)                     1,805,000   1,571,354
Pulte Homes, Inc., 6.375%, 5/15/2033                        1,040,000     944,534
Toll Brothers Finance Corp., 5.150%, 5/15/2015                565,000     511,325
                                                                      -----------
                                                                        4,706,843
                                                                      -----------
INDEPENDENT/ENERGY - 0.4%
Astoria Depositor Corp., 8.144%, 5/01/2021, 144A              500,000     525,000
Chesapeake Energy Corp., 6.500%, 8/15/2017                    165,000     162,937
Chesapeake Energy Corp., 6.875%, 1/15/2016                    200,000     201,500

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                      PRINCIPAL AMOUNT   VALUE (+)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

INDEPENDENT/ENERGY - CONTINUED
Chesapeake Energy Corp.,
 6.875%, 11/15/2020, 144A                         USD          110,000 $   110,825
Pioneer Natural Resource Co., 5.875%, 7/15/2016                435,000     412,239
Pioneer Natural Resources Co., 6.500%, 1/15/2008                55,000      55,595
Progress Energy, Inc., 7.100%, 3/01/2011                        45,000      47,727
XTO Energy, Inc., 4.900%, 2/01/2014                            220,000     208,579
XTO Energy, Inc., 5.300%, 6/30/2015                             70,000      67,518
                                                                       -----------
                                                                         1,791,920
                                                                       -----------
INDUSTRIAL OTHER - 0.0%
Aramark Services, Inc., 5.000%, 6/01/2012                       20,000      19,009
                                                                       -----------
INTEGRATED/ENERGY - 1.3%
Cerro Negro Finance Ltd.,
 7.900%, 12/01/2020, 144A                                    4,650,000   4,557,000
Conoco Funding Co., 6.350%, 10/15/2011                         175,000     182,466
Petrozuata Finance, Inc., 8.220%, 4/01/2017, 144A            1,425,000   1,403,625
                                                                       -----------
                                                                         6,143,091
                                                                       -----------
LIFE INSURANCE - 2.2%
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                          SGD       17,000,000  10,124,356
                                                                       -----------
LODGING - 0.0%
Host Marriott LP, Series 0, 6.375%, 3/15/2015     USD          150,000     147,562
                                                                       -----------
MEDIA CABLE - 1.9%
Comcast Corp., 5.650%, 6/15/2035                             1,745,000   1,520,864
Comcast Corp., 6.450%, 3/15/2037                             2,580,000   2,482,481
Comcast Corp., 6.500%, 11/15/2035                            2,980,000   2,891,482
Cox Communications, Inc., 4.625%, 1/15/2010                     85,000      81,481
Cox Communications, Inc., 5.450%, 12/15/2014                   430,000     407,702
CSC Holdings, Inc., 7.250%, 4/15/2012, 144A                    200,000     195,500
NTL Cable Plc, 9.750%, 4/15/2014                  GBP          250,000     456,067
Rogers Cable, Inc., 5.500%, 3/15/2014             USD          150,000     142,125
TCI Communications, Inc., 7.875%, 2/15/2026                    550,000     603,024
                                                                       -----------
                                                                         8,780,726
                                                                       -----------
MEDIA NON-CABLE - 0.0%
Clear Channel Communications, Inc.,
 4.250%, 5/15/2009                                              85,000      80,934
Reed Elsevier Capital, 4.625%, 6/15/2012                        35,000      32,732
                                                                       -----------
                                                                           113,666
                                                                       -----------
METALS & MINING - 0.2%
Alcoa, Inc., 6.000%, 1/15/2012                                 200,000     204,101
Glencore Funding LLC, 6.000%, 4/15/2014, 144A                  200,000     190,399
Glencore Nickel Property Ltd.,
 Zero Coupon Bond, 1/01/2025 144A(b)(g)                        390,000          --
Murrin Murrin Holdings Property Ltd.,
 9.375%, 8/31/2007(b)(g)                                       200,000          --
Vale Overseas Ltd., 8.250%, 1/17/2034                          520,000     596,700
                                                                       -----------
                                                                           991,200
                                                                       -----------
MUNICIPAL - GENERAL OBLIGATION - 0.0%
Chelsea GCA Realty Partnership LP,
 7.250%, 10/21/2007                                             80,000      81,804
                                                                       -----------

                                                      PRINCIPAL AMOUNT   VALUE (+)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

NON-CAPTIVE CONSUMER - 0.1%
American General Finance Corp.,
 Series MTNG, 5.375%, 9/01/2009                   USD          165,000 $   164,707
Household Finance Corp., 6.500%, 11/15/2008                     60,000      61,684
Household Finance Corp., 7.200%, 7/15/2006                     175,000     175,943
                                                                       -----------
                                                                           402,334
                                                                       -----------
NON-CAPTIVE DIVERSIFIED - 1.3%
General Electric Capital Corp., 1.725%, 6/27/2008 SGD          250,000     148,171
General Electric Capital Corp., 3.500%, 5/01/2008 USD          150,000     144,929
General Electric Capital Corp., 6.000%, 6/15/2012              245,000     251,613
General Electric Capital Corp., 6.125%, 5/17/2012 GBP        1,000,000   1,842,752
General Electric Capital Corp., 6.500%, 9/28/2015 NZD        5,100,000   3,165,983
General Electric Capital Corp., Series MTNA,
 4.750%, 9/15/2014(d)                             USD          400,000     380,582
International Lease Finance Corp.,
 6.375%, 3/15/2009                                              35,000      35,829
                                                                       -----------
                                                                         5,969,859
                                                                       -----------
OIL FIELD SERVICES - 0.3%
Pecom Energia SA, 8.125%, 7/15/2010, 144A                    1,472,000   1,523,520
                                                                       -----------
PAPER - 2.5%
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028                  650,000     539,500
Georgia-Pacific Corp., 7.250%, 6/01/2028                     2,000,000   1,890,000
Georgia-Pacific Corp., 7.375%, 12/01/2025                    3,000,000   2,880,000
Georgia-Pacific Corp., 7.750%, 11/15/2029                    5,515,000   5,404,700
International Paper Co., 4.000%, 4/01/2010                     150,000     140,405
International Paper Co., 4.250%, 1/15/2009                     700,000     675,252
                                                                       -----------
                                                                        11,529,857
                                                                       -----------
PHARMACEUTICALS - 0.4%
Elan Financial Plc, 7.750%, 11/15/2011                         720,000     682,200
Pharma Service Intermediate Holding Corp.,
 Zero Coupon Bond
 (Step to 11.500% on 4/1/2009), 4/01/2014(h)                 1,500,000   1,348,125
Schering-Plough Corp. 5.550%, 12/01/2013                        75,000      74,203
                                                                       -----------
                                                                         2,104,528
                                                                       -----------
PIPELINES - 2.2%
El Paso Corp., 6.375%, 2/01/2009, 144A                       1,575,000   1,557,281
El Paso Corp., 6.750%, 5/15/2009(d)                          2,150,000   2,144,625
El Paso Corp., 6.950%, 6/01/2028, 144A                         925,000     874,125
El Paso Corp., 7.000%, 5/15/2011                             3,195,000   3,206,981
El Paso Corp., 7.750%, 6/15/2010, 144A                         875,000     902,344
El Paso Corp., 7.800%, 8/01/2031(d)                            250,000     251,250
Kinder Morgan Energy Partners,
 5.000%, 12/15/2013                                            150,000     142,063
Kinder Morgan, Inc., 6.500%, 9/01/2012                         110,000     113,801
Williams Cos., Inc., 7.500%, 1/15/2031                       1,000,000   1,037,500
                                                                       -----------
                                                                        10,229,970
                                                                       -----------
PROPERTY & CASUALTY INSURANCE - 0.0%
Axis Capital Holdings Ltd., 5.750%, 12/01/2014                  80,000      77,859
                                                                       -----------
RAILROADS - 0.1%
Missouri Pacific Railroad Co., 5.000%, 1/01/2045               500,000     387,591
                                                                       -----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                  PRINCIPAL AMOUNT   VALUE (+)
------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

REAL ESTATE INVESTMENT TRUSTS - 0.7%
Colonial Reality LP, 4.750%, 2/01/2010        USD           15,000 $    14,460
EOP Operating LP, 4.650%, 10/01/2010                       210,000     200,888
EOP Operating LP, 7.250%, 2/15/2018                      2,000,000   2,164,594
Highwoods Realty LP, 7.500%, 4/15/2018                     475,000     509,212
Simon Property Group LP, 6.375%, 11/15/2007                 75,000      76,086
Spieker Properties, Inc., 7.350%, 12/01/2017               500,000     545,844
                                                                   -----------
                                                                     3,511,084
                                                                   -----------
REFINING - 0.1%
Valero Energy Corp., 4.750%, 4/01/2014                     445,000     416,806
                                                                   -----------
RESTAURANTS - 0.1%
McDonald's Corp., 3.628%, 10/10/2010          SGD        1,000,000     610,547
                                                                   -----------
RETAILERS - 0.7%
Dillard's, Inc., 7.750%, 7/15/2026            USD        1,025,000     973,750
J.C. Penney Co., Inc., 7.125%, 11/15/2023(d)             1,045,000   1,122,862
Toys R Us, 7.375%, 10/15/2018                              280,000     205,800
Woolworth Corp., 8.500%, 1/15/2022                         925,000     980,500
                                                                   -----------
                                                                     3,282,912
                                                                   -----------
SOVEREIGNS - 13.0%
Canadian Government, 4.250%, 9/01/2008        CAD        6,235,000   5,364,497
Canadian Government, 4.500%, 9/01/2007                  16,520,000  14,240,287
Canadian Government, Series WH31,
 6.000%, 6/01/2008                                         800,000     713,174
Government of Sweden, Series 1040,
 6.500%, 5/05/2008                            SEK        2,500,000     343,712
Government of Sweden, Series 1045,
 5.250%, 3/15/2011                                      10,000,000   1,387,045
Kingdom of Norway, 5.500%, 5/15/2009          NOK       20,000,000   3,219,226
Mexican Fixed Rate Bonds, 8.000%, 12/07/2023  MXN       30,500,000   2,623,195
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012           101,500,000   9,611,101
PF Export Receivables Master Trust,
 6.436%, 6/01/2015, 144A                      USD        1,866,023   1,828,702
Republic of Argentina, Zero Coupon Bond,
 12/15/2035                                              1,544,373     142,855
Republic of Argentina, 2.000%, 9/30/2014      ARS        5,000,000   1,673,428
Republic of Argentina, 4.889%, 8/03/2012(e)   USD        2,420,000   1,978,350
Republic of Argentina, 8.280%, 12/31/2033                  566,788     556,869
Republic of Brazil, 8.250%, 1/20/2034(d)                13,186,000  14,530,972
Republic of Brazil, 11.000%, 8/17/2040                     575,000     737,725
Republic of South Africa, 12.500%, 12/21/2006 ZAR        3,020,000     508,099
Republic of Uruguay, 7.875%, 1/15/2033(i)     USD        1,506,861   1,567,136
SP Powerassets Ltd., 3.730%, 10/22/2010       SGD          250,000     154,158
                                                                   -----------
                                                                    61,180,531
                                                                   -----------
SUPERMARKETS - 1.5%
Albertson's, Inc., 6.625%, 6/01/2028          USD        1,150,000     926,615
Albertson's, Inc., 7.450%, 8/01/2029                     4,910,000   4,335,780
Albertson's, Inc., 7.750%, 6/15/2026                     1,055,000     951,023
Albertson's, Inc., 8.000%, 5/01/2031                       415,000     386,307
Fred Meyer, Inc., 7.450%, 3/01/2008                        165,000     170,518
Kroger Co., 4.950%, 1/15/2015(d)                            90,000      83,442
                                                                   -----------
                                                                     6,853,685
                                                                   -----------

                                                       PRINCIPAL AMOUNT   VALUE (+)
-----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

SUPRANATIONAL - 4.4%
Inter-American Development Bank,
 Zero Coupon Bond, 5/11/2009                       BRL       30,000,000 $ 8,941,775
Inter-American Development Bank, Series EMTN,
 6.000%, 12/15/2017                                NZD       19,735,000  11,950,405
                                                                        -----------
                                                                         20,892,180
                                                                        -----------
TECHNOLOGY - 2.7%
Amkor Technology, Inc., 7.125%, 3/15/2011(d)(e)    USD          625,000     575,000
Arrow Electronics, Inc., 6.875%, 7/01/2013                    3,500,000   3,634,127
Avnet, Inc., 6.000%, 9/01/2015                                  250,000     239,594
Corning, Inc., 6.200%, 3/15/2016                                250,000     249,988
Corning, Inc., 6.850%, 3/01/2029(d)                             450,000     458,870
Lucent Technologies, Inc., 6.450%, 3/15/2029                  4,445,000   4,011,612
Lucent Technologies, Inc., 6.500%, 1/15/2028                    200,000     178,500
Nortel Networks Corp., 6.875%, 9/01/2023                        575,000     526,125
Northern Telecom Capital Corp.,
 7.875%, 6/15/2026                                              150,000     144,750
Samsung Electronics Co. Ltd.,
 7.700%, 10/01/2027, 144A                                     1,158,000   1,215,340
Xerox Capital Trust I, 8.000%, 2/01/2027                      1,200,000   1,242,000
                                                                        -----------
                                                                         12,475,906
                                                                        -----------
TEXTILE - 0.5%
Kellwood Co., 7.625%, 10/15/2017                              2,500,000   2,339,035
                                                                        -----------
TRANSPORTATION SERVICES - 1.5%
American President Cos. Ltd., 8.000%, 1/15/2024               2,500,000   2,481,250
Atlas Air, Inc., 9.057%, 1/02/2014                              394,351     378,577
Atlas Air, Inc., Series 1999-1B, 7.630%, 1/02/2015            1,326,184   1,193,566
Atlas Air, Inc., Series A, 7.380%, 1/02/2018                  1,276,789   1,289,557
Atlas Air, Inc., Series B, 7.680%, 1/02/2014                  1,500,291   1,395,271
Bombardier, Inc., 7.450%, 5/01/2034, 144A                       175,000     157,062
                                                                        -----------
                                                                          6,895,283
                                                                        -----------
TREASURIES - 11.8%
U.S. Treasury Bonds, 5.250%, 11/15/2028(d)                      260,000     266,967
U.S. Treasury Bonds, 5.375%, 2/15/2031(d)                       370,000     389,483
U.S. Treasury Notes, 2.625%, 5/15/2008(d)                    17,455,000  16,688,621
U.S. Treasury Notes, 2.750%, 7/31/2006(d)                        65,000      64,586
U.S. Treasury Notes, 3.000%, 2/15/2008(d)                    15,345,000  14,843,295
U.S. Treasury Notes, 3.500%, 5/31/2007(d)                       185,000     182,160
U.S. Treasury Notes, 3.750%, 5/15/2008(d)                     5,150,000   5,039,357
U.S. Treasury Notes, 4.250%, 10/31/2007(d)                   18,000,000  17,835,462
U.S. Treasury Notes, 4.625%, 5/15/2006(d)                       160,000     159,975
U.S. Treasury Notes, 5.000%, 2/15/2011(d)                        45,000      45,366
                                                                        -----------
                                                                         55,515,272
                                                                        -----------
TREASURY INFLATION PROTECTED SECURITIES - 0.1%
U.S. Treasury Notes, 2.000%, 7/15/2014(d)                       257,679     251,307
                                                                        -----------
WIRELESS TELECOMMUNICATION SERVICES - 0.1%
Sprint Capital Corp., 6.125%, 11/15/2008                         65,000      66,153
Sprint Capital Corp., 6.875%, 11/15/2028                        180,000     185,712
                                                                        -----------
                                                                            251,865
                                                                        -----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                     PRINCIPAL AMOUNT    VALUE (+)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

WIRELINES - 4.4%
Level 3 Communications, Inc.,
 11.500%, 3/01/2010 144A(d)                      USD          105,000 $    102,113
Philippine Long Distance Telephone Co.,
 8.350%, 3/06/2017                                          3,914,000    4,271,152
Qwest Capital Funding, Inc., 6.500%, 11/15/2018             3,305,000    3,176,931
Qwest Capital Funding, Inc.,
 6.875%, 7/15/2028(d)                                       7,575,000    7,272,000
Qwest Capital Funding, Inc.,
 7.000%, 8/03/2009(d)                                         850,000      862,750
Qwest Capital Funding, Inc.,
 7.250%, 2/15/2011(d)                                          25,000       25,344
Qwest Capital Funding, Inc., 7.625%, 8/03/2021                350,000      356,125
Qwest Capital Funding, Inc., 7.750%, 2/15/2031                775,000      788,563
Telecom Italia Capital, 4.000%, 11/15/2008                     80,000       77,086
Verizon Global Funding Corp., 5.850%, 9/15/2035             3,975,000    3,565,352
Verizon New Jersey, Inc., 5.875%, 1/17/2012                    80,000       79,309
                                                                      ------------
                                                                        20,576,725
                                                                      ------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $385,597,818)                                        404,938,891
                                                                      ------------

CONVERTIBLE BONDS - 5.1%

AIRLINES - 0.4%
AMR Corp., 4.250%, 9/23/2023                                  325,000      547,219
AMR Corp., 4.500%, 2/15/2024                                  635,000      889,000
Continental Airlines, Inc., 5.000%, 6/15/2023                 300,000      463,875
                                                                      ------------
                                                                         1,900,094
                                                                      ------------
ELECTRIC - 0.3%
Power Receivables Finance LLC,
 6.290%, 1/01/2012, 144A                                    1,259,984    1,265,061
                                                                      ------------
HEALTHCARE - 0.0%
Invitrogen Corp., 1.500%, 2/15/2024                           200,000      174,000
                                                                      ------------
INDEPENDENT/ENERGY - 0.8%
Devon Energy Corp., 4.900%, 8/15/2008                       1,300,000    1,508,000
Devon Energy Corp., 4.950%, 8/15/2008                       1,900,000    2,204,000
                                                                      ------------
                                                                         3,712,000
                                                                      ------------
PHARMACEUTICALS - 2.2%
Bristol-Myers Squibb Co., 4.410%, 9/15/2023(e)              3,520,000    3,515,600
Chiron Corp., 1.625%, 8/01/2033                             1,175,000    1,144,156
Enzon Pharmaceuticals, Inc., 4.500%, 7/01/2008              2,255,000    2,099,969
Epix Pharmaceuticals, Inc., 3.000%, 6/15/2024                 250,000      160,625
IVAX Corp., 4.500%, 5/15/2008                                 105,000      106,312
Nektar Therapeutics, 3.250%, 9/28/2012, 144A                  275,000      317,969
Nektar Therapeutics, 3.500%, 10/17/2007                       465,000      453,956
Regeneron Pharmaceuticals, Inc.,
 5.500%, 10/17/2008                                         1,200,000    1,173,000
Valeant Pharmaceuticals International,
 3.000%, 8/16/2010                                            885,000      768,844
Valeant Pharmaceuticals International,
 4.000%, 11/15/2013                                           510,000      436,050
                                                                      ------------
                                                                        10,176,481
                                                                      ------------

                                                    PRINCIPAL AMOUNT    VALUE (+)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TECHNOLOGY - 0.6%
Amkor Technology, Inc., 5.000%, 3/15/2007(d)    USD          745,000 $    727,306
Kulicke & Soffa Industries, Inc.,
 0.500%, 11/30/2008                                          335,000      287,263
Kulicke & Soffa Industries, Inc.,
 1.000%, 6/30/2010                                            40,000       37,100
Maxtor Corp., 5.750%, 3/01/2012(g)                           491,000      451,720
Nortel Networks Corp., 4.250%, 9/01/2008(d)                  700,000      660,625
Richardson Electric Ltd.,
 7.750%, 12/15/2011, 144A                                    263,000      241,960
SCI Systems, Inc., 3.000%, 3/15/2007                         200,000      193,500
                                                                     ------------
                                                                        2,599,474
                                                                     ------------

TEXTILE - 0.0%
Dixie Yarns, Inc., 7.000%, 5/15/2012                         108,000       99,360
                                                                     ------------

WIRELINES - 0.8%
Level 3 Communications, Inc.,
 2.875%, 7/15/2010(d)                                      2,175,000    1,943,906
Level 3 Communications, Inc.,
 6.000%, 9/15/2009(d)                                      1,985,000    1,682,288
Level 3 Communications, Inc.,
 6.000%, 3/15/2010(d)                                        125,000       99,219
                                                                     ------------
                                                                        3,725,413
                                                                     ------------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $21,071,290)                                         23,651,883
                                                                     ------------

TOTAL BONDS AND NOTES
 (Identified Cost $406,669,108)                                       428,590,774
                                                                     ------------

                                                              SHARES
---------------------------------------------------------------------------------

COMMON STOCKS - 1.9% OF TOTAL NET ASSETS

COMMUNICATIONS EQUIPMENT - 1.2%
Corning, Inc.(c)                                             205,167    5,521,044
                                                                     ------------
REAL ESTATE INVESTMENT TRUSTS - 0.1%
Host Marriott Corp.                                           16,268      348,133
                                                                     ------------
WIRELINES - 0.6%
Philippine Long Distance Telephone Co., ADR(d)                81,790    3,072,850
                                                                     ------------

TOTAL COMMON STOCKS
 (Identified Cost $3,261,080)                                           8,942,027
                                                                     ------------

PREFERRED STOCKS - 1.6% OF TOTAL NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS - 0.2%

ELECTRIC - 0.2%
Del Marva Power & Light Co., 4.000%                              434       31,248
Entergy Louisiana, Inc., 4.440%(d)                               830       76,360
Entergy New Orleans, Inc., 4.360%(b)                              90        3,499
Entergy New Orleans, Inc., 4.750%(b)(d)                        2,876      110,187
MDU Resources Group, Inc., 5.100%                                500       49,969
Public Service Electric & Gas Co., 4.180%(d)                   1,950      158,925

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                                  SHARES    VALUE (+)
-------------------------------------------------------------------------------------

PREFERRED STOCKS - CONTINUED

ELECTRIC - CONTINUED
Union Electric Co., 4.500%                          USD            6,500 $    549,900
Xcel Energy, Inc., 4.110%                                            100        8,375
                                                                         ------------
                                                                              988,463
                                                                         ------------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $760,729)                                                   988,463
                                                                         ------------

CONVERTIBLE PREFERRED STOCKS - 1.4%

CONSTRUCTION MACHINERY - 0.1%
United Rentals Trust, 6.500%                                       3,000      141,000
                                                                         ------------
CONSUMER PRODUCTS - 0.2%
Newell Financial Trust I, 5.250%                                  22,500      964,688
                                                                         ------------
ELECTRIC - 0.1%
AES Trust III, 6.750%                                             10,000      466,600
                                                                         ------------
INSURANCE - 0.6%
Travelers Property Casualty, 4.500%                              122,900    2,948,371
                                                                         ------------
LODGING - 0.0%
Felcor Lodging, Series A, 1.950%(d)                                2,500       62,500
                                                                         ------------
PACKAGING - 0.1%
Owens-Illinois, Inc., 4.750%                                      10,250      354,650
                                                                         ------------
PIPELINES - 0.0%
El Paso Energy Capital Trust I, 4.750%                             2,500       90,000
                                                                         ------------
TECHNOLOGY - 0.3%
Lucent Technologies Capital Trust, 7.750%(d)                       1,500    1,500,562
                                                                         ------------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $5,992,233)                                               6,528,371
                                                                         ------------

TOTAL PREFERRED STOCKS
 (Identified Cost $6,752,962)                                               7,516,834
                                                                         ------------
                                                        PRINCIPAL AMOUNT
-------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 24.2% OF TOTAL NET ASSETS
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 3/31/06 at 2.950% to
be repurchased at $16,520,060 on 4/03/06
collateralized by $17,075,000 U.S. Treasury Notes,
4.000% due 6/15/09 with a value of $16,847,015
(Note 2g)                                                   $ 16,516,000   16,516,000
                                                                         ------------

                                                                  SHARES
-------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime
 Portfolio(f)                                                 97,146,936   97,146,936
                                                                         ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $113,662,936)                                           113,662,936
                                                                         ------------

                                                                    VALUE (+)
-----------------------------------------------------------------------------

TOTAL INVESTMENTS - 119.0%
 (Identified Cost $530,346,086)(a)                              $ 558,712,571
 Other assets less liabilities--(19.0)%                          (89,101,049)
                                                                -------------

TOTAL NET ASSETS - 100%                                         $ 469,611,522
                                                                -------------

+  See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information (Amounts exclude certain
   adjustments made at the end of the Fund's fiscal year
   for tax purposes. Such adjustments are primarily due to
   wash sales, return of capital included in dividends
   received from the Fund's investments in REIT's and
   interest adjustments on defaulted bonds. Amortization
   of premium on debt securities is excluded for tax
   purposes.):
   At March 31, 2006, the net unrealized appreciation on
   investments based on cost of $531,684,615 for federal
   income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all
   securities in which there is an excess of value over
   tax cost                                                     $  35,071,723
   Aggregate gross unrealized depreciation for all
   securities in which there is an excess of tax cost over
   value                                                          (8,041,417)
                                                                -------------
   Net unrealized appreciation                                  $  27,030,306
                                                                -------------

(b)Non-income producing security due to default or bankruptcy filing.
(c)Non-income producing security.
(d)All or a portion of this security was on loan to brokers at March 31, 2006.
(e)Variable rate security. Rate as of March 31, 2006 is disclosed.
(f)Represents investments of securities lending collateral.
(g)Illiquid Security.
(h)Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(i)Payment-in-Kind Security.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the total value of these securities amounted to $50,961,903 or 10.85% of total net assets.
ADRAn American Depositary Receipt (ADR) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
   Key to Abbreviations: ARS: Argentinian Peso; BRL: Brazilian Real; CAD:
   Candian Dollar; GBP Great British Pound; IDR: Indonesian Rupiah; KRW: South Korean Won; MXN: Mexican Peso; NOK: Norwegian Krone; NZD: New Zeland Dollar;
   SEK: Swedish Krona; SGD: Singapore Dollar; THB: Thai Baht; USD: United States Dollar; ZAR South African Rand

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

LOOMIS SAYLES GLOBAL BOND FUND



                                                  PRINCIPAL AMOUNT   VALUE (+)
------------------------------------------------------------------------------

BONDS AND NOTES - 92.5% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 92.5%

ARGENTINA - 0.6%
Republic of Argentina, 2.000%, 9/30/2014      ARS       20,000,000 $ 6,693,712
                                                                   -----------
AUSTRALIA - 1.8%
Queensland Treasury Corp., 6.000%, 7/14/2009  AUD       18,650,000  13,566,002
Telestra Corp. Ltd., 7.250%, 11/15/2012                  6,850,000   5,139,720
                                                                   -----------
                                                                    18,705,722
                                                                   -----------
AUSTRIA - 2.1%
Osterreichsche Kontrollbank AG,
 1.800%, 3/22/2010                            JPY    2,530,000,000  21,978,413
                                                                   -----------
BELGIUM - 2.4%
Kingdom of Belgium, 3.750%, 3/28/2009         EUR       20,765,000  25,402,735
                                                                   -----------
BRAZIL - 0.6%
Cia Brasileira de Bebidas, 8.750%, 9/15/2013  USD        2,500,000   2,875,000
Republic of Brazil, 8.750%, 2/04/2025(b)                 2,850,000   3,263,250
                                                                   -----------
                                                                     6,138,250
                                                                   -----------
CANADA - 2.8%
Bowater, Inc., 10.850%, 11/30/2014            CAD        5,775,000   5,399,923
Canadian Pacific Railway Ltd.,
 4.900%, 6/15/2010, 144A                                 5,575,000   4,818,650
Province of Ontario, 6.250%, 12/03/2008       NZD        8,160,000   4,994,328
Province of Saskatchewan, 5.750%, 3/05/2029   CAD        3,105,000   3,037,787
Rogers Cable, Inc., 5.500%, 3/15/2014         USD        2,980,000   2,823,550
Rogers Wireless, Inc., 7.625%, 12/15/2011     CAD        3,515,000   3,239,453
Shaw Communications, Inc., 6.100%, 11/16/2012            6,315,000   5,438,735
                                                                   -----------
                                                                    29,752,426
                                                                   -----------
CAYMAN ISLAND - 0.9%
LPG International, Inc.,
 7.250%, 12/20/2015, 144A                     USD        3,010,000   3,021,438
Vale Overseas Ltd., 8.250%, 1/17/2034                    5,560,000   6,380,100
                                                                   -----------
                                                                     9,401,538
                                                                   -----------
CHILE - 0.4%
Empresa Nacional de Electricidad SA
 (Endesa-Chile), 7.875%, 2/01/2027(b)                    3,735,000   4,024,575
                                                                   -----------
COLUMBIA - 0.5%
Bavaria SA, 8.875%, 11/01/2010, 144A                     4,835,000   5,221,800
                                                                   -----------
FINLAND - 0.6%
Republic of Finland, 5.000%, 7/04/2007        EUR        5,225,000   6,478,276
                                                                   -----------
GERMANY - 9.0%
Bundesobligation, 4.000%, 2/16/2007                     19,535,000  23,863,956
Hypothekenbank in Essen AG,
 5.250%, 1/22/2008(b)                                    5,555,000   6,946,609
KFW, 2.500%, 10/11/2010                                 15,925,000  18,437,344
Munchener Hypothekenbank eG,
 5.000%, 1/16/2012                                      18,690,000  24,120,640
Republic of Germany, 3.000%, 4/11/2008                   2,500,000   3,011,367
Republic of Germany, 3.250%, 4/17/2009                   9,375,000  11,301,409
Republic of Germany, 4.000%, 1/04/2037                   6,740,000   8,166,673
                                                                   -----------
                                                                    95,847,998
                                                                   -----------

                                                   PRINCIPAL AMOUNT   VALUE (+)
-------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

INDONESIA - 0.5%
Republic of Indonesia, 6.875%, 3/09/2017, 144A USD        5,240,000 $ 5,161,400
                                                                    -----------
IRELAND - 5.4%
Depfa ACS Bank, 0.750%, 9/22/2008              JPY    4,450,000,000  37,741,823
Republic of Ireland, 4.600%, 4/18/2016         EUR       15,025,000  19,432,310
                                                                    -----------
                                                                     57,174,133
                                                                    -----------
JAPAN - 4.6%
Japan Government, 0.200%, 9/20/2007            JPY    5,766,000,000  48,808,921
                                                                    -----------
KOREA - 0.1%
Hanarotelecom, Inc., 7.000%, 2/01/2012, 144A   USD        1,610,000   1,588,981
                                                                    -----------
MEXICO - 2.6%
America Movil SA de CV, 4.125%, 3/01/2009(b)              3,455,000   3,321,181
America Movil SA, 9.000%, 1/15/2016            MXN       45,000,000   4,160,176
Desarrolladora Homex SA, 7.500%, 9/28/2015     USD        7,265,000   7,047,050
Government of Mexico, 6.750%, 6/06/2006        JPY      924,000,000   7,940,748
Mexican Fixed Rate Bonds, 4.250%, 6/16/2015    EUR        3,025,000   3,588,862
Mexican Fixed Rate Bonds, 8.000%, 12/07/2023   MXN       15,500,000   1,333,099
                                                                    -----------
                                                                     27,391,116
                                                                    -----------
NETHERLANDS - 2.6%
Deutsche Telekom AG, 5.250%, 5/20/2008         EUR        1,705,000   2,132,097
Excelcomindo Finance Co.,
 7.125%, 1/18/2013, 144A                       USD          900,000     897,750
Kingdom of Netherlands, 5.500%, 1/15/2028      EUR       16,730,000  24,604,373
                                                                    -----------
                                                                     27,634,220
                                                                    -----------
NORWAY - 3.1%
Kingdom of Norway, 5.500%, 5/15/2009           NOK      201,180,000  32,382,195
                                                                    -----------
POLAND - 1.0%
Republic of Poland, Series 2BR,
 1.020%, 6/09/2009                             JPY    1,200,000,000  10,118,946
                                                                    -----------
PORTUGAL - 0.2%
Republic of Portugal, 3.500%, 4/24/2008                 300,000,000   2,681,472
                                                                    -----------
SINGAPORE - 1.4%
Government of Singapore, 4.625%, 7/01/2010     SGD       18,515,000  12,045,561
Singapore Telecommunications Ltd.,
 6.000%, 11/21/2011                            EUR        1,425,000   1,894,739
SP Powerassets Ltd., 3.730%, 10/22/2010        SGD        2,340,000   1,442,923
                                                                    -----------
                                                                     15,383,223
                                                                    -----------
SOUTH AFRICA - 0.9%
Republic of South Africa, 4.500%, 4/05/2016    EUR        7,415,000   8,922,963
Republic of South Africa, 5.250%, 5/16/2013                 800,000   1,020,280
                                                                    -----------
                                                                      9,943,243
                                                                    -----------
SPAIN - 2.6%
Government of Spain, 3.600%, 1/31/2009                   22,710,000  27,655,845
                                                                    -----------
SUPRANATIONAL - 0.8%
European Investment Bank, Zero Coupon Bond,
 3/10/2021                                     AUD       15,230,000   4,762,336
Inter-American Development Bank, Zero Coupon
 Bond, 5/11/2009                               BRL       13,000,000   3,874,769
                                                                    -----------
                                                                      8,637,105
                                                                    -----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                    PRINCIPAL AMOUNT   VALUE (+)
--------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

SWEDEN - 3.3%
Government of Sweden, Series 1040,
 6.500%, 5/05/2008                              SEK       30,170,000 $ 4,147,915
Government of Sweden, Series 1045,
 5.250%, 3/15/2011                                       184,365,000  25,572,255
Stena AB, 7.000%, 12/01/2016                    USD        2,705,000   2,542,700
Stena AB, 7.500%, 11/01/2013                               2,855,000   2,819,313
                                                                     -----------
                                                                      35,082,183
                                                                     -----------
UNITED KINGDOM - 7.1%
Bank of England Euro Note, 3.000%, 1/27/2009    EUR        1,580,000   1,891,554
BSKYB Finance UK PLC, 5.750%, 10/20/2017(b)     GBP        5,040,000   8,770,581
J.P. Morgan Chase London, Zero Coupon Bond,
 10/21/2010, 144A                               IDR   75,579,375,000   5,304,962
MBNA Europe Funding Plc, 6.500%, 3/27/2007      EUR        3,800,000   4,748,788
Permanent Finance Plc, 5.100%, 6/10/2009                   3,531,000   4,363,196
Scottish Power UK Plc, Series EMTN,
 6.625%, 1/14/2010                              GBP        1,905,000   3,497,623
Standard Chartered Bank, 6.750%, 4/27/2009                   800,000   1,455,993
United Kingdom Treasury, 4.250%, 3/07/2036                 2,140,000   3,819,748
United Kingdom Treasury, 5.000%, 3/07/2012                13,950,000  24,944,429
United Kingdom Treasury, 5.000%, 3/07/2025                 7,720,000  14,726,081
WPP Group Plc, 6.000%, 6/18/2008                EUR        1,495,000   1,898,025
                                                                     -----------
                                                                      75,420,980
                                                                     -----------
UNITED STATES - 33.6%
Agco Corp., 6.875%, 4/15/2014                              1,855,000   2,337,900
Albertson's, Inc., 6.625%, 6/01/2028            USD          873,000     703,422
Albertson's, Inc., 7.450%, 8/01/2029                       3,550,000   3,134,831
Albertson's, Inc., 7.750%, 6/15/2026                         790,000     712,141
Albertson's, Inc., 8.000%, 5/01/2031(b)                      905,000     842,428
Albertson's, Inc., 8.700%, 5/01/2030                         220,000     214,576
American Standard, Inc., 7.125%, 6/01/2006      EUR          325,000     393,300
American Standard, Inc., 8.250%, 6/01/2009      GBP          325,000     609,827
American Stores Co., 8.000%, 6/01/2026          USD          720,000     697,537
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                        SGD       16,300,000   9,707,470
Barclays Financial LLC, 4.060%, 9/16/2010, 144A KRW    6,820,000,000   6,784,903
Barclays Financial LLC, 4.100%, 3/22/2010, 144A THB      183,000,000   4,406,593
Barclays Financial LLC,
 4.140%, 3/23/2009, 144A(C)                     KRW    4,844,220,000   4,976,344
Barclays Financial LLC, 4.160%, 2/22/2010, 144A THB      183,000,000   4,415,066
Barclays Financial LLC, 4.460%, 9/23/2010, 144A KRW    3,250,000,000   3,286,126
Barclays Financial LLC,
 5.500%, 11/01/2010, 144A                       THB       62,000,000   1,561,842
CIT Group, Inc., 5.500%, 12/01/2014             GBP        2,835,000   4,955,080
Citi Credit Card Issuance Trust,
 5.375%, 4/10/2013                              EUR        4,163,000   5,387,071
Citibank NA (New York),
 15.000%, 7/02/2010, 144A                       BRL        1,260,000     634,833
Comcast Corp., 6.450%, 3/15/2037                USD        5,610,000   5,397,953
Corning, Inc., 5.900%, 3/15/2014(b)                        1,675,000   1,654,036
Corning, Inc., 6.200%, 3/15/2016(b)                        3,180,000   3,179,851
Corning, Inc., 6.750%, 9/15/2013                             400,000     417,163
Couche-Tard US/Finance, 7.500%, 12/15/2013                 3,775,000   3,869,375

                                                  PRINCIPAL AMOUNT   VALUE (+)
------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

UNITED STATES - CONTINUED
DaimlerChrysler Auto Trust, Series 2005-A,
 Class A4, 3.740%, 2/08/2010                  USD        9,480,000 $ 9,244,292
DaimlerChrysler NA Holding, 4.875%, 6/15/2010            3,285,000   3,165,925
Dominion Resources, Inc., 5.000%, 3/15/2013             10,285,000   9,739,864
Federal Home Loan Mortgage Corp.,
 3.220%, 6/20/2007                            SGD        4,750,000   2,925,719
Federal Home Loan Mortgage Corp.,
 4.000%, 12/01/2019                           USD          201,186     187,871
Federal Home Loan Mortgage Corp.,
 4.000%, 2/01/2020                                         291,577     272,280
Federal Home Loan Mortgage Corp.,
 4.000%, 9/01/2020                                       1,252,699   1,168,519
Federal Home Loan Mortgage Corp.,
 6.000%, 5/01/2018                                         947,708     959,314
Federal Home Loan Mortgage Corp.,
 6.000%, 10/01/2020                                      1,530,177   1,548,423
Federal Home Loan Mortgage Corp.,
 6.500%, 8/01/2035                                       1,121,483   1,143,279
Federal Home Loan Mortgage Corp.,
 6.500%, 10/01/2035                                      1,406,692   1,434,031
Federal National Mortgage Association,
 1.750%, 3/26/2008                            JPY    2,310,000,000  20,031,527
Federal National Mortgage Association,
 2.290%, 2/19/2009                            SGD       16,200,000   9,657,289
Federal National Mortgage Association,
 4.500%, 6/01/2019                            USD        5,943,838   5,688,492
Federal National Mortgage Association,
 4.500%, 9/01/2035                                       2,340,255   2,159,487
Federal National Mortgage Association,
 5.000%, 10/01/2019                                      2,071,361   2,021,237
Federal National Mortgage Association,
 5.000%, 4/01/2020                                         526,908     513,913
Federal National Mortgage Association,
 5.000%, 6/01/2020                                       1,028,630   1,003,262
Federal National Mortgage Association,
 5.000%, 7/01/2035                                       5,204,690   4,956,160
Federal National Mortgage Association,
 5.000%, 9/01/2035                                      11,854,490  11,288,424
Federal National Mortgage Association,
 5.500%, 11/01/2016                                        716,601     713,260
Federal National Mortgage Association,
 5.500%, 11/01/2034                                      1,856,043   1,814,386
Federal National Mortgage Association,
 5.500%, 6/01/2035                                       9,579,986   9,353,920
Federal National Mortgage Association,
 5.500%, 9/01/2035                                       4,724,630   4,613,139
Federal National Mortgage Association,
 6.000%, 6/01/2017                                       2,101,408   2,126,936
Federal National Mortgage Association,
 6.000%, 5/01/2035                                       4,431,158   4,432,729
Federal National Mortgage Association,
 6.500%, 6/01/2035                                         709,600     724,024
Federal National Mortgage Association,
 6.500%, 7/01/2035                                         292,272     298,213

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                      PRINCIPAL AMOUNT    VALUE (+)
-----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

UNITED STATES - CONTINUED
Ford Motor Credit Co., 5.700%, 1/15/2010          USD        3,765,000 $  3,341,148
General Electric Capital Corp.,
 0.550%, 10/14/2008                               JPY      560,000,000    4,709,443
General Electric Capital Corp., 0.750%, 2/05/2009          740,000,000    6,229,046
General Electric Capital Corp., Series EMTN,
 1.725%, 6/27/2008                                SGD        2,250,000    1,333,537
Georgia-Pacific Corp., 7.250%, 6/01/2028          USD        4,540,000    4,290,300
Goldman Sachs Group, Inc., 3.750%, 2/04/2013      EUR        1,440,000    1,703,103
Government National Mortgage Association,
 6.000%, 10/20/2035                               USD        1,294,873    1,306,117
Greenwich Capital Commercial Funding Corp.,
 5.117%, 4/10/2037                                          11,075,000   10,955,174
HCA, Inc., 5.500%, 12/01/2009                                3,690,000    3,595,067
Honda Auto Receivables Owner Trust, Series
 2005-1, Class A4, 3.820%, 5/21/2010                         9,020,000    8,756,768
HSBC Bank USA, 3.310%, 8/25/2010, 144A                      11,760,000   11,912,880
J.P. Morgan Chase & Co., Zero Coupon Bond,
 5/17/2010, 144A                                  BRL       27,000,000    7,138,119
John Deere Capital Corp., 3.900%, 1/15/2008(b)    USD        2,595,000    2,532,710
KfW International Finance, Inc.,
 1.750%, 3/23/2010                                JPY      677,000,000    5,870,021
KfW International Finance, Inc.,
 2.050%, 9/21/2009                                       2,671,000,000   23,398,119
Kroger Co., 5.500%, 2/01/2013                     USD        2,970,000    2,889,451
Lucent Technologies, Inc., 6.450%, 3/15/2029                 3,405,000    3,073,013
MBNA Credit Card Master Note Trust,
 4.300%, 2/15/2011                                          11,680,000   11,450,690
Merrill Lynch/Countrywide Commercial Mortgage
 Trust, Series 2006-1, Class A2,
 5.439%, 2/12/2039                                           5,755,000    5,751,915
MidAmerican Energy Holdings Co.,
 6.125%, 4/01/2036, 144A                                     4,425,000    4,331,668
Morgan Stanley, 5.375%, 11/14/2013                GBP        2,010,000    3,533,792
News America Holdings, Inc.,
 8.625%, 2/07/2014(d)                             AUD        1,675,000    1,272,805
Pemex Project Funding Master Trust,
 7.875%, 2/01/2009                                USD        5,600,000    5,885,600
Phillips-Van Heusen Corp., 7.250%, 2/15/2011                 4,595,000    4,686,900
Qwest Capital Funding, Inc., 6.500%, 11/15/2018                495,000      475,819
Qwest Capital Funding, Inc., 6.875%, 7/15/2028                 175,000      168,000
Qwest Capital Funding, Inc., 7.250%, 2/15/2011               1,035,000    1,049,231
Qwest Capital Funding, Inc., 7.750%, 2/15/2031                 310,000      315,425
Qwest Corporation, 7.875%, 9/01/2011                         2,390,000    2,551,325
Simon Property Group LP, 4.875%, 3/18/2010                   5,850,000    5,704,323
Smithfield Foods, Inc., 7.000%, 8/01/2011                    5,075,000    5,049,625
Time Warner, Inc., 6.625%, 5/15/2029                         5,945,000    5,843,073
U.S. Treasury Bonds, 5.375%, 2/15/2031(b)                    2,480,000    2,610,587
Wells Fargo & Co., 5.750%, 7/12/2010              AUD        8,110,000    5,755,066
Xerox Corp., 6.400%, 3/15/2016                    USD        3,325,000    3,300,063
                                                                       ------------
                                                                        356,235,506
                                                                       ------------

                                                                                    PRINCIPAL AMOUNT                   VALUE (+)
--------------------------------------------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

VENEZUELA - 1.0%
Cerro Negro Finance Ltd.,
 7.900%, 12/01/2020, 144A                                          USD                     5,100,000              $    4,998,000
Petrozuata Finance, Inc., 8.220%, 4/01/2017, 144A                                          5,295,000                   5,215,575
                                                                                                                  --------------
                                                                                                                      10,213,575
                                                                                                                  --------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $1,010,790,618)                                                                                    981,158,489
                                                                                                                  --------------

TOTAL BONDS AND NOTES
 (Identified Cost $1,010,790,618)                                                                                    981,158,489
                                                                                                                  --------------

SHORT-TERM INVESTMENTS - 7.6% OF TOTAL NET ASSETS
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 3/31/06 at 2.950% to
be repurchased at $54,161,311 on 4/03/06
collateralized by $19,445,000 U.S. Treasury Bond,
8.750% due 8/15/20 with a value of $26,864,687;
and $30,215,000 U.S. Treasury Notes, 3.625% due
5/15/13 with a value of $28,369,800 (Note 2g)                                             54,148,000                  54,148,000
                                                                                                                  --------------

                                                                                              SHARES
--------------------------------------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime
 Portfolio(e)                                                                             26,113,019                  26,113,019
                                                                                                                  --------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $80,261,019)                                                                                        80,261,019
                                                                                                                  --------------

TOTAL INVESTMENTS - 100.1%
 (Identified Cost $1,091,051,637)(a)                                                                               1,061,419,508
 Other assets less liabilities--(0.1)%                                                                                 (740,611)
                                                                                                                  --------------

TOTAL NET ASSETS - 100%                                                                                           $1,060,678,897
                                                                                                                  --------------

+See Note 2a of Notes to Financial Statements.

(a)Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes):
   At March 31, 2006, the unrealized depreciation on investments based on cost of $1,096,923,886 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $    8,130,828
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value   (43,635,206)
                                                                                                                  --------------
   Net unrealized depreciation                                                                                    $ (35,504,378)
                                                                         ---                                      --------------

(b)All or a portion of this security was on loan to brokers at March 31, 2006.
(c)Variable rate security. Rate as of March 31, 2006 is disclosed.
(d)Illiquid Security.
(e)Represents investment of securities lending collateral.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the total value of these securities amounted to $95,384,400 or 8.99% of total net assets.
   Key to Abbreviations: ARS: Argentinian Peso; AUD: Australian Dollar; BRL:
   Brazilian Real; CAD: Canadian Dollar; EUR: Euro; GBP: Great British Pound;
   IDR: Indonesian Rupiah; JPY: Japanese Yen; KRW: South Korean Won; MXN:
   Mexican Peso; NOK: Norwegian Krone; NZD: New Zealand Dollar; SEK: Swedish Krona; SGD: Singapore Dollar; THB Thai Bhat; USD: United States Dollar

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND


                                                    PRINCIPAL AMOUNT  VALUE (+)
-------------------------------------------------------------------------------

BONDS AND NOTES - 98.7% OF TOTAL NET ASSETS

AUTOMOTIVE - 0.9%
DaimlerChrysler NA Holding Corp.,
 6.500%, 11/15/2013                             USD           75,000 $   76,280
General Motors Acceptance Corp.,
 8.000%, 11/01/2031                                           10,000      9,451
                                                                     ----------
                                                                         85,731
                                                                     ----------
FOOD & BEVERAGE - 1.1%
Dean Foods Co., 6.900%, 10/15/2017                            75,000     75,187
Smithfield Foods, Inc., Series B,
 7.750%, 5/15/2013                                            25,000     25,750
                                                                     ----------
                                                                        100,937
                                                                     ----------
GAMING - 0.8%
MGM MIRAGE, 5.875%, 2/27/2014                                 80,000     75,400
                                                                     ----------
HEALTHCARE - 1.0%
Amerisourcebergen Corp.,
 5.875%, 9/15/2015, 144A                                      20,000     19,671
Columbia/HCA Healthcare Corp.,
 7.750%, 7/15/2036                                            75,000     73,261
                                                                     ----------
                                                                         92,932
                                                                     ----------
INDEPENDENT/ENERGY - 0.8%
Chesapeake Energy Corp., 6.500%, 8/15/2017                    80,000     79,000
                                                                     ----------
NON-CAPTIVE DIVERSIFIED - 1.2%
General Electric Capital Corp.,
 0.550%, 10/14/2008                             JPY       13,000,000    109,326
                                                                     ----------
PAPER - 0.8%
Georgia-Pacific Corp., 7.700%, 6/15/2015        USD           70,000     70,350
                                                                     ----------
SOVEREIGNS - 1.0%
Government of Sweden, 4.000%, 12/01/2009        SEK          175,000     22,993
Kingdom of Norway, 5.500%, 5/15/2009            NOR          145,000     23,339
Republic of Argentina, 2.000%, 9/30/2014        ARS          130,000     43,509
                                                                     ----------
                                                                         89,841
                                                                     ----------
SUPERMARKETS - 0.8%
Albertson's, Inc., 6.625%, 6/01/2028            USD            5,000      4,029
Albertson's, Inc., 7.450%, 8/01/2029                          25,000     22,076
Albertson's, Inc., 7.750%, 6/15/2026                          15,000     13,522
Albertson's, Inc., 8.000%, 5/01/2031                          25,000     23,271
Albertson's, Inc., 8.700%, 5/01/2030                           5,000      4,877
American Stores Co., 8.000%, 6/01/2026                        10,000      9,688
                                                                     ----------
                                                                         77,463
                                                                     ----------
TECHNOLOGY - 0.5%
Sungard Data Systems, Inc.,
 9.125%, 8/15/2013, 144A                                      10,000     10,575
Xerox Corp., 6.400%, 3/15/2016                                35,000     34,738
                                                                     ----------
                                                                         45,313
                                                                     ----------
TREASURY INFLATION PROTECTED SECURITIES - 85.2%
U.S. Treasury Bonds, 2.000%, 1/15/2026(b)                    279,681    265,041
U.S. Treasury Bonds, 2.375%, 1/15/2025(b)                    646,826    650,035
U.S. Treasury Bonds, 3.375%, 4/15/2032(b)                  1,250,940  1,541,002
U.S. Treasury Notes, 0.875%, 4/15/2010(b)                    769,170    728,549

                                                         PRINCIPAL AMOUNT    VALUE (+)
--------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TREASURY INFLATION PROTECTED SECURITIES - CONTINUED
U.S. Treasury Notes, 1.625%, 1/15/2015               USD          503,556 $    475,211
U.S. Treasury Notes, 1.875%, 7/15/2013(b)                         561,298      545,052
U.S. Treasury Notes, 1.875%, 7/15/2015(b)                         489,235      470,507
U.S. Treasury Notes, 2.000%, 1/15/2014(b)                         552,564      539,290
U.S. Treasury Notes, 2.000%, 7/15/2014(b)                         499,581      487,228
U.S. Treasury Notes, 2.000%, 1/15/2016(b)                         239,726      232,544
U.S. Treasury Notes, 3.000%, 7/15/2012(b)                         589,902      614,719
U.S. Treasury Notes, 3.375%, 1/15/2012(b)                         139,563      147,969
U.S. Treasury Notes, 3.500%, 1/15/2011(b)                         290,465      307,042
U.S. Treasury Notes, 3.625%, 1/15/2008                            288,380      296,254
U.S. Treasury Notes, 3.875%, 1/15/2009(b)                         314,301      329,058
U.S. Treasury Notes, 4.250%, 1/15/2010(b)                         282,804      303,849
                                                                          ------------
                                                                             7,933,350
                                                                          ------------
TREASURIES - 0.4%
U.S. Treasury Bonds, 4.500%, 2/15/2036(b)                          45,000       42,223
                                                                          ------------
WIRELESS TELECOMMUNICATION SERVICES - 0.8%
Rogers Wireless, Inc., 6.375%, 3/01/2014                           75,000       74,813
                                                                          ------------
WIRELINES - 3.4%
AT&T Corp., 9.750%, 11/15/2031                                    220,000      262,694
Qwest Corp., 7.250%, 9/15/2025                                     25,000       25,625
Qwest Corp., 7.500%, 6/15/2023                                     25,000       25,406
                                                                          ------------
                                                                               313,725
                                                                          ------------

TOTAL BONDS AND NOTES
 (Identified Cost $9,558,673)                                                9,190,404
                                                                          ------------

SHORT-TERM INVESTMENTS - 27.5% OF TOTAL NET ASSETS
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 3/31/06 at 2.950% to
be repurchased at $158,039 on 4/3/06 collateralized
by $120,000 U.S. Treasury Bond, 8.750% due
8/15/20 with a value of 165,789 (Note 2g)                         158,000      158,000
                                                                          ------------

                                                                   SHARES
--------------------------------------------------------------------------------------
State Street Navigator Securties Lending Prime
 Portfolio(c)                                                   2,403,546    2,403,546
                                                                          ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $2,561,546)                                                2,561,546
                                                                          ------------

TOTAL INVESTMENTS - 126.2%
 (Identified Cost $12,120,219)(a)                                           11,751,950
 Other assets less liabilities--(26.2)%                                    (2,441,539)
                                                                          ------------

TOTAL NET ASSETS - 100%                                                   $  9,310,411
                                                                          ------------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)


+See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
 At March 31, 2006, the net unrealized depreciation on investments based on cost of $12,189,651 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost      $    7,558
   Aggregate gross unrealized depreciation for all securities in which there is an excess cost over value              (445,259)
                                                                                                                      ----------
   Net unrealized depreciation                                                                                        $(437,701)
                                                                                                                      ----------

(b)All or a portion of this security was on loan to brokers at March 31, 2006.
(c)Represents investment of securities lending collateral.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the total value of these securities amounted to $30,246 or 0.32% of total net assets.
   Key to Abbreviations: ARS: Argentinian Peso; JPY: Japanese Yen; NOK:
   Norwegian Krone; SEK: Swedish Krona; USD: United States Dollar

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND



                                                    PRINCIPAL AMOUNT  VALUE (+)
-------------------------------------------------------------------------------

BONDS AND NOTES - 85.1% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 74.3%

AIRLINES - 0.5%
American Airlines, Inc., Series 93A6,
 8.040%, 9/16/2011                              USD           50,184 $   44,585
Continental Airlines, Inc., Series 2000-2,
 8.307%, 4/02/2018                                           358,813    345,284
Continental Airlines, Inc., Series 2001-1B,
 7.373%, 12/15/2015                                          216,733    207,245
                                                                     ----------
                                                                        597,114
                                                                     ----------
AUTOMOTIVE - 3.9%
Cummins Engine Co., Inc., 7.125%, 3/01/2028                  350,000    357,000
Delphi Automotive Systems Corp.,
 7.125%, 5/01/2029(b)(c)                                     429,000    263,835
Delphi Automotive Systems Corp.,
 6.550%, 6/15/2006(b)                                        250,000    153,750
Ford Motor Co., 6.375%, 2/01/2029                            500,000    332,500
Ford Motor Credit Co., 5.700%, 1/15/2010                   1,425,000  1,264,578
Ford Motor Credit Co., 7.000%, 10/01/2013                  1,415,000  1,265,584
General Motors Acceptance Canada,
 6.625%, 12/17/2010                             GBP           25,000     39,508
General Motors Acceptance Corp.,
 6.750%, 12/01/2014                             USD          195,000    175,540
General Motors Acceptance Corp.,
 7.500%, 12/01/2006                             NZD          250,000    149,492
General Motors Acceptance Corp.,
 8.000%, 11/01/2031(c)                          USD           35,000     33,079
GMAC International Finance BV,
 8.000%, 3/14/2007                              NZD        1,250,000    756,419
Goodyear Tire & Rubber Co., 7.000%, 3/15/2028   USD          280,000    234,500
                                                                     ----------
                                                                      5,025,785
                                                                     ----------
BANKING - 4.4%
Barclays Financial LLC, 4.100%, 3/22/2010, 144A THB       52,000,000  1,252,147
Barclays Financial LLC, 4.160%, 2/22/2010, 144A           50,000,000  1,206,302
Barclays Financial LLC, 4.460%, 9/23/2010, 144A KRW      520,000,000    525,780
Barclays Financial LLC, 5.500%, 11/01/2010,
 144A                                           THB       15,000,000    377,865
HSBC Bank USA, 3.310%, 8/25/2010, 144A          USD          500,000    506,500
J.P. Morgan Chase & Co., Zero Coupon Bond,
 5/10/2010, 144A                                BRL        2,200,000    581,624
J.P. Morgan Chase & Co., Zero Coupon Bond,
 3/28/2011, 144A                                IDR    6,846,018,000    464,934
J.P. Morgan Chase London, Zero Coupon Bond,
 10/21/2010, 144A                                      9,533,078,500    669,132
                                                                     ----------
                                                                      5,584,284
                                                                     ----------
CHEMICALS - 3.6%
Borden, Inc., 7.875%, 2/15/2023                 USD          999,000    826,672
Borden, Inc., 9.200%, 3/15/2021                            2,231,000  2,030,210
IMC Global, Inc., 7.375%, 8/01/2018                          400,000    404,000
IMC Global, Inc., 7.300%, 1/15/2028                        1,405,000  1,297,869
                                                                     ----------
                                                                      4,558,751
                                                                     ----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                     PRINCIPAL AMOUNT  VALUE (+)
--------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

CONSTRUCTION MACHINERY - 0.5%
Great Lakes Dredge & Dock Corp.,
 7.750%, 12/15/2013                              USD          300,000 $  280,500
United Rentals North America, Inc.,
 7.000%, 2/15/2014                                            395,000    380,187
                                                                      ----------
                                                                         660,687
                                                                      ----------
ELECTRIC - 3.3%
AES Corp., 7.750%, 3/01/2014                                1,185,000  1,244,250
AES Corp., 8.375%, 3/01/2011                     GBP          405,000    714,201
Calpine Canada Energy Finance,
 8.750%, 10/15/2007(b)                           CAD          510,000    235,818
Calpine Corp.,
 8.625%, 8/15/2010(b)(c)                         USD          200,000     80,000
Dynegy Holdings, Inc.,
 7.125%, 5/15/2018                                            100,000     91,500
Dynegy Holdings, Inc.,
 7.625%, 10/15/2026                                           220,000    201,300
Dynegy Holdings, Inc.,
 8.375%, 5/01/2016, 144A                                      250,000    248,750
NGC Corporation Capital Trust I, Series B,
 8.316%, 6/01/2027                                            125,000    110,000
NRG Energy, Inc., 7.375%, 2/01/2016                           575,000    587,219
Quezon Power Philippines Co.,
 8.860%, 6/15/2017                                            438,750    436,556
TXU Corp., Series P,
 5.550%, 11/15/2014(c)                                         45,000     42,093
TXU Corp., Series R,
 6.550%, 11/15/2034                                           300,000    270,734
                                                                      ----------
                                                                       4,262,421
                                                                      ----------
FOOD - 0.1%
Friendly Ice Cream Corp.,
 8.375%, 6/15/2012(c)                                          85,000     76,925
                                                                      ----------
GOVERNMENT OWNED - NO GUARANTEE - 0.8%
SLM Corp., 6.500%, 6/15/2010                     NZD        1,575,000    967,988
                                                                      ----------
HEALTHCARE - 0.6%
HCA, Inc., 7.050%, 12/01/2027                    USD          250,000    228,040
HCA, Inc., 7.500%, 11/06/2033                                 500,000    489,584
                                                                      ----------
                                                                         717,624
                                                                      ----------
HOME CONSTRUCTION - 2.1%
K Hovnanian Enterprises, Inc., 6.250%, 1/15/2016              500,000    453,237
K Hovnanian Enterprises, Inc.,
 6.375%, 12/15/2014                                           280,000    258,893
K Hovnanian Enterprises, Inc., 7.500%, 5/15/2016              750,000    739,399
KB Home, 7.250%, 6/15/2018                                  1,260,000  1,239,641
                                                                      ----------
                                                                       2,691,170
                                                                      ----------
INDEPENDENT/ENERGY - 0.3%
Astoria Depositor Corp.,
 8.144%, 5/01/2021, 144A                                      350,000    367,500
                                                                      ----------

                                                      PRINCIPAL AMOUNT  VALUE (+)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

INTEGRATED/ENERGY - 2.2%
Cerro Negro Finance Ltd., 7.900%, 12/01/2020,
 144A                                             USD        1,450,000 $1,421,000
Petrozuata Finance, Inc., 8.220%, 4/01/2017,
 144A                                                        1,435,000  1,413,475
                                                                       ----------
                                                                        2,834,475
                                                                       ----------
LIFE INSURANCE - 1.7%
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                          SGD        3,700,000  2,203,536
                                                                       ----------
MEDIA CABLE - 0.9%
NTL Cable Plc, 9.750%, 4/15/2014                  GBP          650,000  1,185,775
                                                                       ----------
METALS & MINING - 0.4%
Murrin Murrin Holdings Property Ltd.,
 9.375%, 8/31/2007(b)(g)                                       825,000         --
Vale Overseas Ltd., 8.250%, 1/17/2034                          500,000    573,750
                                                                       ----------
                                                                          573,750
                                                                       ----------
NON-CAPTIVE DIVERSIFIED - 1.6%
General Electric Capital Corp., 6.500%, 9/28/2015 NZD        3,250,000  2,017,538
                                                                       ----------
OIL FIELD SERVICES - 1.5%
North America Energy Partners, Inc.,
 8.750%, 12/01/2011                               USD        1,915,000  1,867,125
                                                                       ----------
PACKAGING - 0.6%
Owens-Illinois, Inc., 7.800%, 5/15/2018                        750,000    744,375
                                                                       ----------
PAPER - 2.0%
Abitibi-Consolidated, Inc., 5.250%, 6/20/2008                  200,000    191,000
Abitibi-Consolidated, Inc., 6.000%, 6/20/2013                  250,000    215,000
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028                  125,000    103,750
Bowater, Inc., 6.500%, 6/15/2013(c)                            250,000    233,125
Georgia-Pacific Corp. (Timber Group),
 7.250%, 6/01/2028                                           1,160,000  1,096,200
Georgia-Pacific Corp., 7.375%, 12/01/2025                      105,000    100,800
Georgia-Pacific Corp., 7.750%, 11/15/2029                      625,000    612,500
                                                                       ----------
                                                                        2,552,375
                                                                       ----------
PHARMACEUTICALS - 1.2%
Elan Financial Plc, 7.750%, 11/15/2011                       1,140,000  1,080,150
Pharma Service Intermediate Holding Corp.,
 (Step to 11.500% on 4/1/2009),
 Zero Coupon Bond, 4/01/2014(d)                                500,000    449,375
                                                                       ----------
                                                                        1,529,525
                                                                       ----------
PIPELINES - 4.2%
El Paso Corp., 6.375%, 2/01/2009, 144A                         320,000    316,400
El Paso Corp., 7.000%, 5/15/2011(c)                            285,000    286,069
El Paso Corp., 7.750%, 6/15/2010, 144A                         300,000    309,375
El Paso Corp., 6.750%, 5/15/2009                               465,000    463,838
El Paso Corp., 7.800%, 8/01/2031(c)                            500,000    502,500
Williams Cos., Inc., 7.500%, 1/15/2031                       3,375,000  3,501,562
                                                                       ----------
                                                                        5,379,744
                                                                       ----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                     PRINCIPAL AMOUNT   VALUE (+)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

RAILROADS - 0.2%
Missouri Pacific Railroad Co.,
 4.750%, 1/01/2020(c)                            USD           30,000 $    24,628
Missouri Pacific Railroad Co., 5.000%, 1/01/2045              314,000     243,408
                                                                      -----------
                                                                          268,036
                                                                      -----------
RETAILERS - 3.2%
Dillard's, Inc., 6.625%, 1/15/2018                            500,000     467,500
Dillard's, Inc., 7.000%, 12/01/2028                           350,000     313,250
Dillard's, Inc., 7.130%, 8/01/2018                            500,000     477,500
Dillard's, Inc., 7.750%, 7/15/2026                          1,500,000   1,425,000
Toys R Us, 7.375%, 10/15/2018                                 930,000     683,550
Woolworth Corp., 8.500%, 1/15/2022                            659,000     698,540
                                                                      -----------
                                                                        4,065,340
                                                                      -----------
SOVEREIGNS - 12.2%
Canadian Government, 2.750%, 12/01/2007          CAD        4,400,000   3,692,255
Mexican Fixed Rate Bonds, 8.000%, 12/07/2023     MXN        9,500,000     817,061
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012               36,500,000   3,456,209
Republic of Argentina, Zero Coupon Bond,
 12/15/2035(e)                                   USD          720,707      66,665
Republic of Argentina, 4.889%, 8/03/2012(e)                   195,000     159,413
Republic of Argentina, 8.280%, 12/31/2033                     264,501     259,872
Republic of Brazil, 8.250%, 1/20/2034(c)                    3,325,000   3,664,150
Republic of Brazil, 10.250%, 6/17/2013                        700,000     849,800
Republic of Peru, 5.000%, 3/07/2017(e)                        266,750     251,412
Republic of South Africa, 12.500%, 12/21/2006    ZAR          455,000      76,551
Republic of Uruguay, 7.500%, 3/15/2015(c)        USD        1,133,000   1,178,320
Republic of Uruguay, 7.875%, 1/15/2033(f)                   1,057,523   1,099,823
                                                                      -----------
                                                                       15,571,531
                                                                      -----------
SUPERMARKETS - 1.5%
Albertson's, Inc., 6.625%, 6/01/2028                          240,000     193,380
Albertson's, Inc., 7.450%, 8/01/2029                        1,210,000   1,068,492
Albertson's, Inc., 8.000%, 5/01/2031                          480,000     446,813
Albertson's, Inc., 8.700%, 5/01/2030                          180,000     175,562
                                                                      -----------
                                                                        1,884,247
                                                                      -----------
SUPRANATIONAL - 2.6%
Inter-American Development Bank, Zero Coupon
 Bond, 5/11/2009                                 BRL       11,000,000   3,278,651
                                                                      -----------
TECHNOLOGY - 8.3%
Affiliated Computer Services, Inc.,
 5.200%, 6/01/2015                               USD          100,000      91,126
Amkor Technology, Inc., 10.500%, 5/01/2009(c)                 100,000      98,000
Amkor Technology, Inc., 7.125%, 3/15/2011                     250,000     230,000
Amkor Technology, Inc., 7.750%, 5/15/2013(c)                  775,000     713,000
Corning, Inc., 6.850%, 3/01/2029(c)                           701,000     714,818
Hynix Semiconductor, Inc., 9.875%, 7/01/2012,
 144A(c)                                                      250,000     275,000
Lucent Technologies, Inc., 6.450%, 3/15/2029                3,415,000   3,082,038
Nortel Networks Corp., 6.875%, 9/01/2023                    1,000,000     915,000
Northern Telecom Capital Corp.,
 7.875%, 6/15/2026                                          1,975,000   1,905,875
Xerox Corp., 6.400%, 3/15/2016                              2,500,000   2,481,250
                                                                      -----------
                                                                       10,506,107
                                                                      -----------

                                                        PRINCIPAL AMOUNT   VALUE (+)
------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TRANSPORTATION SERVICES - 5.3%
American President Cos. Ltd., 8.000%, 1/15/2024     USD        2,485,000 $ 2,466,362
Atlas Air Worldwide Holdings, Inc.,
 7.200%, 1/02/2019                                               789,454     797,349
Atlas Air, Inc., Series 1999-1B, 7.630%, 1/02/2015               397,855     358,070
Atlas Air, Inc., Series 1999-1C, 8.770%, 1/02/2011               149,828     100,385
Atlas Air, Inc., Series 2000-1, 9.702%, 1/02/2008                 40,344      25,820
Atlas Air, Inc., Series A, 7.380%, 1/02/2018                     372,093     375,814
Atlas Air, Inc., Series B, 7.680%, 1/02/2014                   1,564,590   1,455,068
Bombardier, Inc., 7.350%, 12/22/2026                CAD          600,000     463,673
Bombardier, Inc., 7.450%, 5/01/2034, 144A(c)        USD          750,000     673,125
                                                                         -----------
                                                                           6,715,666
                                                                         -----------
WIRELINES - 4.6%
Hawaiian Telcom Communication,
 12.500%, 5/01/2015, 144A(c)                                     250,000     247,500
Level 3 Communications, Inc.,
 11.500%, 3/01/2010 144A(c)                                        5,000       4,863
Philippine Long Distance Telephone Co.,
 8.350%, 3/06/2017                                             1,100,000   1,200,375
Qwest Capital Funding, Inc., 6.500%, 11/15/2018                  934,000     897,807
Qwest Capital Funding, Inc., 6.875%, 7/15/2028                   790,000     758,400
Qwest Capital Funding, Inc., 7.750%, 2/15/2031                 1,415,000   1,439,762
Qwest Capital Funding, Inc.,
 7.000%, 8/03/2009(c)                                            400,000     406,000
Qwest Capital Funding, Inc.,
 7.250%, 2/15/2011(c)                                            400,000     405,500
Qwest Capital Funding, Inc., 7.625%, 8/03/2021                   200,000     203,500
Qwest Communications International, Inc.,
 Series B, 7.250%, 11/01/2008                                     25,000      25,625
Qwest Corp., 7.250%, 10/15/2035(c)                               225,000     224,719
                                                                         -----------
                                                                           5,814,051
                                                                         -----------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $85,087,862)                                            94,502,096
                                                                         -----------

CONVERTIBLE BONDS - 10.8%

AIRLINES - 0.5%
Continental Airlines, Inc., 5.000%, 6/15/2023                    425,000     657,156
                                                                         -----------
HEALTHCARE - 0.1%
Invitrogen Corp., 1.500%, 2/15/2024                              150,000     130,500
                                                                         -----------
INDUSTRIAL OTHER - 0.1%
Incyte Corp., 3.500%, 2/15/2011                                  200,000     163,500
                                                                         -----------
PHARMACEUTICALS - 6.5%
Enzon Pharmaceuticals, Inc., 4.500%, 7/01/2008                   755,000     703,094
Epix Pharmaceuticals, Inc., 3.000%, 6/15/2024                    230,000     147,775
IVAX Corp., 4.500%, 5/15/2008                                     55,000      55,688
Nektar Therapeutics, 3.250%, 9/28/2012, 144A                     350,000     404,688
Nektar Therapeutics, 3.500%, 10/17/2007                          940,000     917,675
Regeneron Pharmaceuticals, Inc.,
 5.500%, 10/17/2008                                            1,250,000   1,221,875
Valeant Pharmaceuticals International,
 3.000%, 8/16/2010                                             1,230,000   1,068,562

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                      PRINCIPAL AMOUNT    VALUE (+)
-----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

PHARMACEUTICALS - CONTINUED
Valeant Pharmaceuticals International,
 4.000%, 11/15/2013                               USD          950,000 $    812,250
Vertex Pharmaceuticals, Inc., 5.750%, 2/15/2011,
 144A                                                        1,200,000    2,962,500
                                                                       ------------
                                                                          8,294,107
                                                                       ------------
TECHNOLOGY - 2.6%
Amkor Technology, Inc., 5.000%, 3/15/2007(c)                   670,000      654,087
Kulicke & Soffa Industries, Inc.,
 0.500%, 11/30/2008                                            595,000      510,212
Kulicke & Soffa Industries, Inc.,
 1.000%, 6/30/2010                                             175,000      162,313
Maxtor Corp., 5.750%, 3/01/2012(g)                           1,542,000    1,418,640
Nortel Networks Corp., 4.250%, 9/01/2008                       425,000      401,094
Richardson Electric Ltd., 7.750%, 12/15/2011,
 144A                                                          132,000      121,440
                                                                       ------------
                                                                          3,267,786
                                                                       ------------
TEXTILE - 0.4%
Dixie Yarns, Inc., 7.000%, 5/15/2012                            28,000       25,760
Kellwood Co., 3.500%, 6/15/2034                                500,000      438,750
                                                                       ------------
                                                                            464,510
                                                                       ------------
TRANSPORTATION SERVICES - 0.0%
Builders Transportation, Inc.,
 8.000%, 8/15/2005(b)(g)                                        75,000           --
                                                                       ------------
WIRELINES - 0.6%
Level 3 Communications, Inc.,
 2.875%, 7/15/2010(c)                                          430,000      384,312
Level 3 Communications, Inc., 6.000%, 9/15/2009                345,000      292,388
Level 3 Communications, Inc.,
 6.000%, 3/15/2010(c)                                          105,000       83,344
                                                                       ------------
                                                                            760,044
                                                                       ------------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $10,968,767)                                           13,737,603
                                                                       ------------

TOTAL BONDS AND NOTES
 (Identified Cost $96,056,629)                                          108,239,699
                                                                       ------------

                                                                SHARES
-----------------------------------------------------------------------------------

COMMON STOCKS - 5.9% OF TOTAL NET ASSETS

COMMUNICATIONS EQUIPMENT - 1.4%
Corning, Inc.(h)                                                69,766    1,877,403
                                                                       ------------
FOOD - 0.1%
ConAgra Foods, Inc.                                              3,100       66,526
                                                                       ------------
METALS & MINING - 0.2%
Companhia Vale do Rio Doce ADR                                   5,450      264,488
                                                                       ------------
REAL ESTATE INVESTMENT TRUSTS - 1.1%
Apartment Investment & Management Co.                            4,275      200,498
Associated Estates Realty Corp.(c)                              32,565      366,356

                                                     SHARES  VALUE (+)
----------------------------------------------------------------------

COMMON STOCKS - CONTINUED

REAL ESTATE INVESTMENT TRUSTS - CONTINUED
Developers Diversified Realty Corp.             USD   7,125 $  390,094
Host Marriott Corp.                                  19,521    417,758
                                                            ----------
                                                             1,374,706
                                                            ----------
WIRELINES - 3.1%
Philippine Long Distance Telephone Co., ADR(c)      106,114  3,986,703
                                                            ----------

TOTAL COMMON STOCKS
 (Identified Cost $3,090,375)                                7,569,826
                                                            ----------

PREFERRED STOCKS - 5.2% OF TOTAL NET ASSETS

CONVERTIBLE PREFERRED STOCKS - 5.2%

AUTOMOTIVE - 2.6%
Cummins Capital Trust I, 7.000%                      29,500  3,259,750
                                                            ----------
CONSTRUCTION MACHINERY - 0.3%
United Rentals Trust, 6.500%                          7,500    352,500
                                                            ----------
ELECTRIC - 0.5%
AES Trust III, 6.750%                                12,500    583,250
                                                            ----------
ELECTRIC UTILITIES - 0.1%
CMS Energy Trust I, 7.750%                            3,450    169,050
                                                            ----------
LODGING - 0.0%
Felcor Lodging, Series A, 1.950%(c)                   1,100     27,500
                                                            ----------
PACKAGING - 0.8%
Owens-Illinois, Inc., 4.750%                         30,975  1,071,735
                                                            ----------
PIPELINES - 0.1%
El Paso Energy Capital Trust I, 4.750%                2,500     90,000
                                                            ----------
TECHNOLOGY - 0.8%
Lucent Technologies Capital Trust, 7.750%(c)          1,000  1,000,375
                                                            ----------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $4,428,998)                                6,554,160
                                                            ----------

TOTAL PREFERRED STOCKS
 (Identified Cost $4,428,998)                                6,554,160
                                                            ----------

MUTUAL FUNDS - 0.9% OF TOTAL NET ASSETS

BOND MUTUAL FUNDS - 0.9%
High Income Opportunity Fund, Inc.                   90,125    558,775
Managed High Income Portfolio, Inc.                  93,550    564,107
                                                            ----------
                                                             1,122,882
                                                            ----------

TOTAL MUTUAL FUNDS
 (Identified Cost $1,101,609)                                1,122,882
                                                            ----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                                  PRINCIPAL AMOUNT     VALUE (+)
------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 14.5% OF TOTAL NET ASSETS
Tri-Party Repurchase Agreement with Fixed Income Clearing
Corporation, dated 3/31/06 at 2.950% to be repurchased at
$4,962,220 on 4/03/06 collateralized by $3,665,000 U.S.
Treasury Bond, 8.750% due 8/15/20 with a value of
$5,063,465 (Note 2g)                                          USD      $ 4,961,000 $   4,961,000
                                                                                   -------------

                                                                            SHARES
------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime Portfolio(i)            13,526,688    13,526,688
                                                                                   -------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $18,487,688)                                                        18,487,688
                                                                                   -------------

TOTAL INVESTMENTS - 111.6%
 (Identified Cost $123,165,299)(a)                                                   141,974,255
 Other assets less liabilities--(11.6)%                                             (14,806,903)
                                                                                   -------------

TOTAL NET ASSETS - 100%                                                            $ 127,167,352
                                                                                   -------------

+  See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales, return of capital included in dividends received from the fund's investments in REIT's and interest adjustments on defaulted bonds.
   Amortization of premium on debt securities is excluded for tax purposes.):
   At March 31, 2006, the net unrealized appreciation on investments based on cost of $123,330,549 for federal Income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is
   an excess of value over tax cost                                                $  20,086,179
   Aggregate gross unrealized depreciation for all securities in which there is
   an excess of tax cost over value                                                  (1,442,473)
                                                                                   -------------
   Net unrealized appreciation                                                     $  18,643,706
                                                                                   -------------

(b)Non-income producing security due to default or bankruptcy filing.
(c)All or a portion of this security was on loan to brokers at March 31, 2006.
(d)Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(e)Variable rate security. Rate as of March 31, 2006 is disclosed.
(f)Payment-in-Kind security.
(g)Illiquid security.
(h)Non-income producing security.
(i)Represents investments of securities lending collateral.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the total value of these securities amounted to $16,553,436 or 13.02% of total net assets
ADRAn American Depositary Receipt (ADR) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United States.
   Key to Abbreviations: BRL: Brazilian Real; CAD: Canadian Dollar; GBP: Great British Pound; IDR: Indonesian Rupiah; KRW: South Korean Won; MXN: Mexican Peso; NZD: New Zealand Dollar; SGD: Singapore Dollar; THB: Thai Baht; USD:
   United States Dollar; ZAR: South Africa Rand

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND



                                                 PRINCIPAL AMOUNT  VALUE (+)
----------------------------------------------------------------------------

BONDS AND NOTES - 97.4% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 97.4%

AGENCIES - 1.0%
Pemex Project Funding Master Trust,
 6.125%, 8/15/2008                           USD          400,000 $  403,000
                                                                  ----------
ASSET-BACKED SECURITIES - 2.2%
Countrywide Asset Backed Certificates,
 Series 2004-S1, Class A2, 3.872%, 3/25/2020              120,000    117,739
Countrywide Asset Backed Certificates,
 Series 2004-S1, Class A3, 4.615%, 2/25/2035              135,000    129,974
Countrywide Asset-Backed Certificates,
 Series 2006-S1, Class A2, 5.549%, 8/15/2021              410,000    409,487
Navistar Financial Corp. Owner Trust,
 Series 2004-B, Class A4, 3.530%, 10/15/2012              280,000    268,789
                                                                  ----------
                                                                     925,989
                                                                  ----------
AUTOMOTIVE - 6.4%
Americredit Automobile Receivables Trust,
 Series 2004-DF, Class A4, 3.430%, 7/06/2011              130,000    125,467
Capital Auto Receivables Asset Trust,
 Series 2004-2, Class A3, 3.580%, 1/15/2009               365,000    357,232
Capital Auto Receivables Asset Trust,
 Series 2004-2, Class A4, 3.750%, 7/15/2009                25,000     24,326
DaimlerChrysler Auto Trust, Series 2004-C,
 Class A4, 3.280%, 12/08/2009                             250,000    242,193
Ford Credit Auto Owner Trust,
 4.380%, 1/15/2010                                        355,000    349,383
Ford Motor Credit Co.,
 7.000%, 10/01/2013                                       235,000    210,185
Honda Auto Receivables Owner Trust,
 Series 2004-3, Class A4, 3.280%, 2/18/2010               285,000    274,923
USAA Auto Owner Trust, Series 2004-3,
 Class A4, 3.530%, 6/15/2011                              415,000    402,653
USAA Auto Owner Trust, Series 2006-1,
 Class A3, 5.010%, 9/15/2010                              175,000    174,479
WFS Financial Owner Trust, Series 2004-2,
 Class A4, 3.540%, 11/21/2011                             500,000    489,855
                                                                  ----------
                                                                   2,650,696
                                                                  ----------
BANKING - 3.9%
Bank of America Corp., 6.250%, 4/01/2008                  435,000    442,453
Citigroup, Inc., 3.500%, 2/01/2008                        115,000    111,544
Citigroup/Deutsche Bank Commercial Mortgage,
 5.408%, 1/15/2046                                        140,000    139,629
HSBC Finance Corp., 4.750%, 4/15/2010                     525,000    510,986
J.P. Morgan Chase & Co., 3.625%, 5/01/2008                400,000    386,599
                                                                  ----------
                                                                   1,591,211
                                                                  ----------
BROKERAGE - 1.4%
Goldman Sachs Group Inc., 4.500%, 6/15/2010               300,000    289,111
Morgan Stanley, 5.300%, 3/01/2013                         310,000    303,178
                                                                  ----------
                                                                     592,289
                                                                  ----------
BUILDING MATERIALS - 0.5%
American Standard, Inc., 7.625%, 2/15/2010                190,000    200,547
                                                                  ----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                     PRINCIPAL AMOUNT  VALUE (+)
--------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

COMMERCIAL MORTGAGE BACKED SECURITIES - 1.8%
GS Mortgage Securities Corporation II,
 Series 2005-GG4, Class A4A, 4.751%, 7/10/2039                205,000 $  193,228
LB UBS Commercial Mortgage Trust,
 Series 2005 C3, Class A3, 4.647%, 7/15/2030                  230,000    220,925
Morgan Stanley Capital I Inc., 4.890%, 6/12/2047 USD          330,000    313,750
                                                                      ----------
                                                                         727,903
                                                                      ----------
CONSTRUCTION MACHINERY - 0.6%
Caterpillar Financial Services Corp.,
 3.100%, 5/15/2007                                            235,000    229,661
                                                                      ----------
CREDIT CARD - 0.3%
Chase Issuance Trust, 3.220%, 6/15/2010                       110,000    106,827
                                                                      ----------
ELECTRIC - 3.6%
American Electric Power Co., Inc.,
 Series A, 6.125%, 5/15/2006                                  167,000    167,139
Dominion Resources, Inc., 4.125%, 2/15/2008                   300,000    292,542
Duke Energy Co., 5.625%, 11/30/2012                           300,000    300,354
Exelon Generation Co. LLC, 6.950%, 6/15/2011                  300,000    316,678
FirstEnergy Corp., Series B, 6.450%, 11/15/2011               400,000    413,894
                                                                      ----------
                                                                       1,490,607
                                                                      ----------
ENTERTAINMENT - 1.0%
AOL Time Warner, Inc., 6.150%, 5/01/2007                      400,000    402,998
                                                                      ----------
FOOD & BEVERAGE - 0.7%
HJ Heinz Finance Co., 6.000%, 3/15/2012                       100,000     99,751
Kraft Food, Inc., 5.250%, 6/01/2007                           200,000    199,584
                                                                      ----------
                                                                         299,335
                                                                      ----------
HEALTHCARE - 2.5%
Aetna, Inc., 7.875%, 3/01/2011                                350,000    384,475
HCA, Inc., 5.250%, 11/06/2008                                 400,000    393,123
Wellpoint, Inc., 3.750%, 12/14/2007                           185,000    180,158
Wellpoint, Inc., 5.250%, 1/15/2016                             95,000     91,613
                                                                      ----------
                                                                       1,049,369
                                                                      ----------
INDEPENDENT/ENERGY - 1.2%
XTO Energy, Inc., 4.900%, 2/01/2014                           500,000    474,043
                                                                      ----------
INDUSTRIAL OTHER - 0.7%
Aramark Services, Inc., 5.000%, 6/01/2012                      45,000     42,771
IDEX Corp., 6.875%, 2/15/2008                                 250,000    253,456
                                                                      ----------
                                                                         296,227
                                                                      ----------
INTEGRATED/ENERGY - 0.6%
Phillips Petroleum Co., 6.375%, 3/30/2009                     250,000    257,747
                                                                      ----------
MEDIA CABLE - 1.6%
Comcast Cable Communications,
 7.125%, 6/15/2013                                            190,000    201,159
Cox Communications, Inc., 5.450%, 12/15/2014                  500,000    474,072
                                                                      ----------
                                                                         675,231
                                                                      ----------
MEDIA NON-CABLE - 1.0%
News America, Inc., 6.625%, 1/09/2008                         400,000    408,525
                                                                      ----------

                                                      PRINCIPAL AMOUNT  VALUE (+)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

MORTGAGE RELATED - 22.4%
Federal Home Loan Mortgage Corp.,
 5.500%, 3/01/2013                                USD           21,961 $   21,874
Federal Home Loan Mortgage Corp.,
 6.000%, 11/01/2012                                             36,732     37,145
Federal Home Loan Mortgage Corp.,
 6.000%, 6/01/2035                                             415,294    415,774
Federal National Mortgage Association,
 5.000%, 1/01/2019                                             511,081    499,278
Federal National Mortgage Association,
 5.000%, 2/01/2019                                             718,887    701,491
Federal National Mortgage Association,
 5.000%, 12/01/2019                                          1,948,036  1,900,895
Federal National Mortgage Association,
 5.000%, 4/01/2020                                           1,221,962  1,191,825
Federal National Mortgage Association,
 5.500%, 1/01/2017                                              86,038     85,637
Federal National Mortgage Association,
 5.500%, 1/01/2017                                             103,669    103,145
Federal National Mortgage Association,
 5.500%, 2/01/2017                                              51,666     51,425
Federal National Mortgage Association,
 5.500%, 8/01/2017                                           1,106,462  1,100,872
Federal National Mortgage Association,
 5.500%, 9/01/2017                                             256,560    255,264
Federal National Mortgage Association,
 5.500%, 1/01/2020                                           1,954,125  1,942,929
Federal National Mortgage Association,
 5.500%, 3/01/2020                                             877,721    872,661
Nomura Asset Securities Corp.,
 6.280%, 3/15/2030                                              66,060     66,292
                                                                       ----------
                                                                        9,246,507
                                                                       ----------
NON-CAPTIVE CONSUMER - 2.7%
American General Finance Corp.,
 2.750%, 6/15/2008                                             350,000    330,641
Capital One Bank, 4.875%, 5/15/2008                            300,000    296,968
Residential Capital Corp., 6.375%, 6/30/2010                   500,000    503,710
                                                                       ----------
                                                                        1,131,319
                                                                       ----------
NON-CAPTIVE DIVERSIFIED - 2.3%
CIT Group, Inc., 3.375%, 4/01/2009(b)                          450,000    425,275
General Electric Capital Corp., 2.800%, 1/15/2007              150,000    147,354
General Electric Capital Corp., 3.500%, 8/15/2007              250,000    244,584
International Lease Finance Corp.,
 5.750%, 2/15/2007                                             125,000    125,395
                                                                       ----------
                                                                          942,608
                                                                       ----------
OIL FIELD SERVICES - 1.3%
Halliburton Co., 5.500%, 10/15/2010                             45,000     45,106
Halliburton Co., 5.625%, 12/01/2008                            150,000    151,144
Halliburton Co., 6.000%, 8/01/2006                             350,000    350,555
                                                                       ----------
                                                                          546,805
                                                                       ----------
PHARMACEUTICALS - 0.4%
Caremark RX, Inc., 7.375%, 10/01/2006                          180,000    181,784
                                                                       ----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                    PRINCIPAL AMOUNT  VALUE (+)
-------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

RAILROADS - 0.7%
Union Pacific Corp., 3.875%, 2/15/2009(b)       USD          300,000 $  288,540
                                                                     ----------
REAL ESTATE INVESTMENT TRUSTS - 4.3%
American Health Properties, Inc.,
 7.500%, 1/15/2007                                           275,000    279,694
Colonial Reality LP, 4.750%, 2/01/2010                        55,000     53,019
EOP Operating LP, 6.800%, 1/15/2009                          300,000    309,020
iStar Financial, Inc., 5.150%, 3/01/2012                     350,000    335,885
Prologis 2006, 5.500%, 4/01/2012                             400,000    395,353
Simon Property Group LP, 3.750%, 1/30/2009                   400,000    381,695
                                                                     ----------
                                                                      1,754,666
                                                                     ----------
REFINING - 1.1%
Valero Energy Corp., 4.750%, 6/15/2013(b)                    500,000    471,106
                                                                     ----------
RETAILERS - 0.9%
J.C. Penney Co., Inc., 7.600%, 4/01/2007                     350,000    356,320
                                                                     ----------
SOVEREIGNS - 0.9%
United Mexican States, 4.625%, 10/08/2008                    400,000    391,400
                                                                     ----------
SUPERMARKETS - 1.1%
Kroger Co., 6.200%, 6/15/2012                                345,000    349,696
Kroger Co., 6.750%, 4/15/2012(b)                             115,000    119,716
                                                                     ----------
                                                                        469,412
                                                                     ----------
TECHNOLOGY - 1.8%
Arrow Electronics, Inc., 7.000%, 1/15/2007                   350,000    354,154
Corning, Inc., 6.200%, 3/15/2016                              45,000     44,998
Jabil Circuit, Inc., 5.875%, 7/15/2010                       350,000    350,421
                                                                     ----------
                                                                        749,573
                                                                     ----------
TRANSPORTATION SERVICES - 1.0%
ERAC USA Finance Co.,
 6.800%, 2/15/2008, 144A                                     200,000    204,362
ERAC USA Finance Co.,
 7.350%, 6/15/2008, 144A                                     200,000    207,675
                                                                     ----------
                                                                        412,037
                                                                     ----------
TREASURIES - 21.9%
U.S. Treasury Notes, 3.125%, 4/15/2009(b)                    160,000    152,400
U.S. Treasury Notes, 3.375%, 2/15/2008                       830,000    808,407
U.S. Treasury Notes, 3.375%, 9/15/2009                       240,000    229,050
U.S. Treasury Notes, 3.500%, 11/15/2006                      165,000    163,608
U.S. Treasury Notes, 4.000%, 9/30/2007                       360,000    355,584
U.S. Treasury Notes, 4.000%, 4/15/2010                     1,915,000  1,857,027
U.S. Treasury Notes, 4.000%, 2/15/2015(b)                  3,640,000  3,411,219
U.S. Treasury Notes, 4.250%, 10/31/2007                    1,400,000  1,387,202
U.S. Treasury Notes, 4.500%, 11/15/2015                      685,000    664,718
                                                                     ----------
                                                                      9,029,215
                                                                     ----------
WIRELESS - 0.2%
AT&T Wireless Services, Inc., 7.500%, 5/01/2007              100,000    102,273
                                                                     ----------

                                                                                      PRINCIPAL AMOUNT
----------------------------------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

WIRELINES - 3.4%
AT&T, Inc., 4.125%, 9/15/2009                                      USD                         280,000
AT&T, Inc., 5.100%, 9/15/2014                                                                  170,000
Qwest Corp., 5.625%, 11/15/2008                                                                110,000
Sprint Capital Corp., 6.375%, 5/01/2009                                                        830,000




TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $41,183,919)


TOTAL BONDS AND NOTES
 (Identified Cost $41,183,919)


SHORT-TERM INVESTMENTS - 5.6% OF TOTAL NET ASSETS
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 3/31/06 at 2.950% to
be repurchased at $448,110 on 4/03/06
collateralized by $490,000 U.S. Treasury Note,
3.625% due 5/15/13 with a value of $460,076
(Note 2g)                                                                                      448,000


                                                                                                SHARES
----------------------------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime
 Portfolio(c)                                                                                1,863,856


TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $2,311,856)


TOTAL INVESTMENTS - 103.0%
 (Identified Cost $43,495,775)(a)
 Other assets less liabilities--(3.0)%


TOTAL NET ASSETS - 100%


+See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes):
   At March 31, 2006, the unrealized depreciation on investments based on cost of $43,668,709 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value

   Net unrealized depreciation

                                                                      VALUE (+)
-------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

WIRELINES - 3.4%
AT&T, Inc., 4.125%, 9/15/2009                                      $    267,756
AT&T, Inc., 5.100%, 9/15/2014                                           161,353
Qwest Corp., 5.625%, 11/15/2008                                         109,175
Sprint Capital Corp., 6.375%, 5/01/2009                                 849,877
                                                                   ------------
                                                                      1,388,161
                                                                   ------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $41,183,919)                                       40,243,931
                                                                   ------------

TOTAL BONDS AND NOTES
 (Identified Cost $41,183,919)                                       40,243,931
                                                                   ------------

SHORT-TERM INVESTMENTS - 5.6% OF TOTAL NET ASSETS
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 3/31/06 at 2.950% to
be repurchased at $448,110 on 4/03/06
collateralized by $490,000 U.S. Treasury Note,
3.625% due 5/15/13 with a value of $460,076
(Note 2g)                                                               448,000
                                                                   ------------


-------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime
 Portfolio(c)                                                         1,863,856
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $2,311,856)                                         2,311,856
                                                                   ------------

TOTAL INVESTMENTS - 103.0%
 (Identified Cost $43,495,775)(a)                                    42,555,787
 Other assets less liabilities--(3.0)%                              (1,248,907)
                                                                   ------------

TOTAL NET ASSETS - 100%                                            $ 41,306,880
                                                                   ------------

+See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes):
   At March 31, 2006, the unrealized depreciation on investments based on cost of $43,668,709 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost  $     67,882
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value   (1,180,804)
                                                                   ------------
   Net unrealized depreciation                                                                                     $ (1,112,922
                                                                   ------------

(b)All or a portion of this security was on loan to brokers at March 31, 2006.
(c)Represents investment of securities lending collateral.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the total value of these securities amounted to $412,037 or 1.00% of total net assets.

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND


                                                    PRINCIPAL AMOUNT   VALUE (+)
--------------------------------------------------------------------------------

BONDS AND NOTES - 93.6% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 87.5%

AGENCIES - 0.3%
Pemex Project Funding Master Trust,
 8.625%, 2/01/2022                              USD          500,000 $   590,000
                                                                     -----------
AIRLINES - 1.9%
Qantas Airways Ltd., 6.050%, 4/15/2016, 144A               3,455,000   3,424,420
                                                                     -----------
ASSET-BACKED SECURITIES - 1.3%
Community Program Loan Trust, Series 1987-A,
 Class A5, 4.500%, 4/01/2029                               2,500,000   2,270,756
                                                                     -----------
AUTOMOTIVE - 3.4%
Delphi Automotive Systems Corp.,
 7.125%, 5/01/2029(b)(c)                                     830,000     510,450
Ford Motor Co., 6.375%, 2/01/2029                          2,800,000   1,862,000
Ford Motor Credit Co., 7.375%, 10/28/2009                    150,000     141,020
General Motors Acceptance Corp.,
 5.625%, 5/15/2009(c)                                      2,500,000   2,326,533
General Motors Acceptance Corp.,
 7.500%, 12/01/2006                             NZD        1,500,000     896,953
GMAC Australia, 6.500%, 8/10/2007               AUD          450,000     308,040
                                                                     -----------
                                                                       6,044,996
                                                                     -----------
BANKING - 10.6%
Bank of America Corp., 7.200%, 4/15/2006        USD          150,000     150,080
Barclays Financial LLC, 4.060%, 9/16/2010, 144A KRW      940,000,000     935,163
Barclays Financial LLC, 4.100%, 3/22/2010, 144A THB       71,000,000   1,709,662
Barclays Financial LLC, 4.160%, 2/22/2010, 144A           70,000,000   1,688,823
Barclays Financial LLC, 4.460%, 9/23/2010, 144A KRW    1,950,000,000   1,971,676
CIT Group, Inc., 5.500%, 12/01/2014             GBP        1,000,000   1,747,823
Citibank NA, 15.000%, 7/02/2010, 144A           BRL        4,000,000   2,015,342
Citigroup, Inc., 3.500%, 2/01/2008              USD        2,000,000   1,939,904
FleetBoston Financial Corp., 7.375%, 12/01/2009              175,000     186,362
HSBC Bank USA, 3.310%, 8/25/2010, 144A                     2,000,000   2,026,000
J.P. Morgan Chase & Co.,
 Zero Coupon Bond, 5/10/2010, 144A              BRL        8,035,000   2,124,251
J.P. Morgan Chase & Co.,
 Zero Coupon Bond, 3/28/2011, 144A              IDR    8,972,574,000     609,355
J.P. Morgan Chase & Co., 4.000%, 2/01/2008      USD        1,000,000     977,924
J.P. Morgan Chase London,
 Zero Coupon Bond, 10/21/2010, 144A             IDR    9,533,078,500     669,132
Wachovia Corp., 3.500%, 8/15/2008               USD          150,000     144,396
Wells Fargo & Co., 6.375%, 8/01/2011                         175,000     182,477
                                                                     -----------
                                                                      19,078,370
                                                                     -----------
BEVERAGES - 0.7%
Cia Brasileira de Bebidas, 8.750%, 9/15/2013               1,025,000   1,178,750
                                                                     -----------
BROKERAGE - 1.0%
Morgan Stanley, 3.625%, 4/01/2008                          1,000,000     969,278
Morgan Stanley, 5.375%, 11/14/2013              GBP          500,000     879,053
                                                                     -----------
                                                                       1,848,331
                                                                     -----------
CHEMICALS - 0.2%
Methanex Corp., 6.000%, 8/15/2015               USD          480,000     451,087
                                                                     -----------

                                                     PRINCIPAL AMOUNT   VALUE (+)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

CONSUMER PRODUCTS - 0.7%
Bausch & Lomb, Inc., 7.125%, 8/01/2028           USD        1,250,000 $ 1,281,622
                                                                      -----------
ELECTRIC - 1.6%
Commonwealth Edison Co., 4.700%, 4/15/2015                    555,000     514,689
Commonwealth Edison Co.,
 5.875%, 2/01/2033                                          1,180,000   1,122,371
Commonwealth Edison Co.,
 4.750%, 12/01/2011(d)                                         71,000      68,141
Empresa Nacional de Electricidad SA
 (Endesa-Chile), 7.875%, 2/01/2027                          1,000,000   1,077,530
                                                                      -----------
                                                                        2,782,731
                                                                      -----------
ENTERTAINMENT - 0.9%
Time Warner, Inc., 6.625%, 5/15/2029                          790,000     776,456
Time Warner, Inc., 6.950%, 1/15/2028                          370,000     375,278
Time Warner, Inc., 7.625%, 4/15/2031                          245,000     266,889
Time Warner, Inc., 7.700%, 5/01/2032                          160,000     175,954
                                                                      -----------
                                                                        1,594,577
                                                                      -----------
FOREIGN LOCAL GOVERNMENTS - 10.9%
Province of Alberta, 5.930%, 9/16/2016           CAD          505,375     464,633
Province of Alberta, 5.000%, 12/16/2008                     2,000,000   1,750,259
Province of British Columbia, 5.250%, 12/01/2006              600,000     517,690
Province of British Columbia, 6.000%, 6/09/2008             3,175,000   2,825,678
Province of British Columbia, 6.250%, 12/01/2009              290,000     265,093
Province of Manitoba, 5.750%, 6/02/2008                     5,575,000   4,934,509
Province of Ontario, 5.700%, 12/01/2008                     3,390,000   3,013,830
Province of Saskatchewan, 6.000%, 6/01/2006                 6,765,000   5,811,754
                                                                      -----------
                                                                       19,583,446
                                                                      -----------
GOVERNMENT AGENCIES - 2.8%
Federal National Mortgage Association,
 2.290%, 2/19/2009                               SGD        8,000,000   4,769,032
Federal National Mortgage Association,
 5.000%, 2/01/2018                               USD          170,844     167,023
Federal National Mortgage Association,
 5.500%, 9/01/2016                                            124,512     123,932
Federal National Mortgage Association,
 6.000%, 10/01/2028                                            32,841      32,921
Federal National Mortgage Association,
 6.500%, 2/01/2011                                             12,718      12,936
                                                                      -----------
                                                                        5,105,844
                                                                      -----------
GOVERNMENT OWNED-NO GUARANTEE - 0.3%
SLM Corp., 6.500%, 6/15/2010                     NZD          970,000     596,158
                                                                      -----------
HEALTHCARE - 0.8%
Columbia/HCA Healthcare Corp.,
 7.750%, 7/15/2036                               USD          250,000     244,202
HCA, Inc., 5.750%, 3/15/2014                                1,000,000     935,617
HCA, Inc., 6.250%, 2/15/2013                                  150,000     145,504
HCA, Inc., 7.050%, 12/01/2027                                 100,000      91,216
                                                                      -----------
                                                                        1,416,539
                                                                      -----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                      PRINCIPAL AMOUNT  VALUE (+)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

HOME CONSTRUCTION - 4.3%
Centex Corp., 5.250%, 6/15/2015(c)                USD          380,000 $  352,936
Lennar Corp., 5.600%, 5/31/2015                              1,250,000  1,187,886
Pulte Homes, Inc., 5.200%, 2/15/2015(c)                      1,265,000  1,167,557
Pulte Homes, Inc., 6.000%, 2/15/2035(c)                      2,740,000  2,385,324
Pulte Homes, Inc., 6.375%, 5/15/2033                         1,180,000  1,071,683
Toll Brothers Finance Corp., 5.150%, 5/15/2015               1,725,000  1,561,125
                                                                       ----------
                                                                        7,726,511
                                                                       ----------
INTEGRATED/ENERGY - 0.7%
Cerro Negro Finance Ltd., 7.900%, 12/01/2020,
 144A                                                          500,000    490,000
Petrozuata Finance, Inc., 8.220%, 4/01/2017,
 144A                                                          700,000    689,500
                                                                       ----------
                                                                        1,179,500
                                                                       ----------
LIFE INSURANCE - 1.4%
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                          SGD        4,200,000  2,501,311
                                                                       ----------
MEDIA CABLE - 2.4%
Comcast Corp., 5.650%, 6/15/2035                  USD        1,980,000  1,725,679
Comcast Corp., 6.450%, 3/15/2037                             1,265,000  1,217,186
Comcast Corp., 6.500%, 11/15/2035                            1,420,000  1,377,820
                                                                       ----------
                                                                        4,320,685
                                                                       ----------
MEDIA NON-CABLE - 0.1%
Clear Channel Communications, Inc.,
 5.750%, 1/15/2013                                             250,000    237,958
                                                                       ----------
METALS & MINING - 0.1%
Teck Cominco Ltd., 7.000%, 9/15/2012                           100,000    106,195
                                                                       ----------
NON-CAPTIVE DIVERSIFIED - 2.1%
General Electric Capital Corp., 1.725%, 6/27/2008 SGD          250,000    148,171
General Electric Capital Corp., 6.500%, 9/28/2015 NZD        5,925,000  3,678,128
                                                                       ----------
                                                                        3,826,299
                                                                       ----------
OIL FIELD SERVICES - 0.2%
Pecom Energia SA, 8.125%, 7/15/2010, 144A         USD          332,000    343,620
                                                                       ----------
PAPER - 1.8%
Georgia-Pacific Corp. (Timber Group),
 7.250%, 6/01/2028                                           1,500,000  1,417,500
International Paper Co., 4.000%, 4/01/2010                     500,000    468,015
International Paper Co., 4.250%, 1/15/2009                   1,000,000    964,646
MacMillan Bloedel Ltd., 7.700%, 2/15/2026                      305,000    325,910
                                                                       ----------
                                                                        3,176,071
                                                                       ----------
PIPELINES - 1.0%
El Paso Corp., 6.375%, 2/01/2009, 144A                         125,000    123,594
El Paso Corp., 6.950%, 6/01/2028, 144A                         350,000    330,750
El Paso Corp., 7.000%, 5/15/2011(c)                          1,125,000  1,129,218
El Paso Corp., 6.750%, 5/15/2009                               250,000    249,375
                                                                       ----------
                                                                        1,832,937
                                                                       ----------
PROPERTY & CASUALTY INSURANCE - 0.1%
Progressive Corp., 7.000%, 10/01/2013(c)                       150,000    161,851
                                                                       ----------

                                                     PRINCIPAL AMOUNT   VALUE (+)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

RAILROADS - 0.6%
Canadian Pacific Railway Ltd.,
 4.900%, 6/15/2010, 144A                         CAD        1,000,000 $   864,332
Missouri Pacific Railroad Co., 5.000%, 1/01/2045 USD          190,000     147,285
                                                                      -----------
                                                                        1,011,617
                                                                      -----------
REAL ESTATE INVESTMENT TRUSTS - 1.9%
Colonial Reality LP, 4.800%, 4/01/2011                      1,840,000   1,745,216
Colonial Reality LP, 5.500%, 10/01/2015                       290,000     277,695
EOP Operating LP, 6.750%, 2/15/2012                           250,000     260,579
Highwoods Realty LP, 7.500%, 4/15/2018                      1,075,000   1,152,427
                                                                      -----------
                                                                        3,435,917
                                                                      -----------
RESTAURANTS - 0.2%
McDonald's Corp., 3.628%, 10/10/2010             SGD          500,000     305,274
                                                                      -----------
RETAILERS - 0.2%
Target Corp., 5.875%, 3/01/2012                  USD          150,000     153,648
Wal-Mart Stores, Inc., 6.875%, 8/10/2009                      200,000     209,689
                                                                      -----------
                                                                          363,337
                                                                      -----------
SOVEREIGNS - 15.5%
Canadian Government, 4.250%, 9/01/2008           CAD       10,470,000   9,008,321
Canadian Government, 4.500%, 9/01/2007                      4,070,000   3,508,352
Canadian Government, Series WH31,
 6.000%, 6/01/2008                                          2,050,000   1,827,508
Government of Sweden, Series 1040,
 6.500%, 5/05/2008                               SEK       10,315,000   1,418,155
Government of Sweden, Series 1045,
 5.250%, 3/15/2011                                         12,225,000   1,695,663
Kingdom of Norway, 5.500%, 5/15/2009             NOK       10,000,000   1,609,613
Kingdom of Norway, 6.750%, 1/15/2007                        5,710,000     896,563
Mexican Fixed Rate Bonds, 8.000%, 12/07/2023     MXN       14,000,000   1,204,089
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012               46,000,000   4,355,770
Republic of South Africa, 12.500%, 12/21/2006    ZAR        5,840,000     982,548
SP Powerassets Ltd., 3.730%, 10/22/2010          SGD          500,000     308,317
United Mexican States, 7.500%, 1/14/2012         USD          905,000     977,400
                                                                      -----------
                                                                       27,792,299
                                                                      -----------
SUPRANATIONAL - 4.9%
Inter-American Development Bank, Series EMTN,
 Zero Coupon Bond, 5/11/2009                     BRL        9,000,000   2,682,532
Inter-American Development Bank, Series EMTN,
 6.000%, 12/15/2017                              NZD       10,200,000   6,176,546
                                                                      -----------
                                                                        8,859,078
                                                                      -----------
TECHNOLOGY - 0.7%
Avnet, Inc., 6.000%, 9/01/2015                   USD          575,000     551,066
Hewlett-Packard Co., 3.625%, 3/15/2008                        150,000     145,275
Motorola, Inc., 7.625%, 11/15/2010                             40,000      43,628
Samsung Electronics Co. Ltd.,
 7.700%, 10/01/2027, 144A                                     500,000     524,758
                                                                      -----------
                                                                        1,264,727
                                                                      -----------
TEXTILE - 0.5%
Kellwood Co., 7.625%, 10/15/2017                            1,000,000     935,614
                                                                      -----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                     PRINCIPAL AMOUNT    VALUE (+)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TRANSPORTATION SERVICES - 1.9%
American President Cos. Ltd., 8.000%, 1/15/2024  USD          100,000 $     99,250
Atlas Air Worldwide Holdings, Inc.,
 7.200%, 1/02/2019                                            175,115      176,866
Atlas Air, Inc., Series B, 7.680%, 1/02/2014                3,429,237    3,189,191
                                                                      ------------
                                                                         3,465,307
                                                                      ------------
TREASURIES - 7.0%
U.S. Treasury Notes, 3.000%, 2/15/2008(c)                   8,555,000    8,275,294
U.S. Treasury Notes, 4.250%, 11/30/2007(c)                  4,250,000    4,209,328
                                                                      ------------
                                                                        12,484,622
                                                                      ------------
WIRELESS - 0.3%
America Movil SA de CV, 4.125%, 3/01/2009                     500,000      480,634
                                                                      ------------
WIRELINES - 2.2%
AT&T, Inc., 6.150%, 9/15/2034                                 545,000      517,550
BellSouth Corp., 6.000%, 11/15/2034                           825,000      769,427
Qwest Capital Funding, Inc., 6.500%, 11/15/2018               500,000      480,625
Verizon Global Funding Corp., 5.850%, 9/15/2035             2,360,000    2,116,788
                                                                      ------------
                                                                         3,884,390
                                                                      ------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $153,704,181)                                        156,943,381
                                                                      ------------

CONVERTIBLE BONDS - 6.1%

BANKING - 1.9%
Wells Fargo & Co., 4.430%, 5/01/2033                        3,460,000    3,439,240
                                                                      ------------
INDEPENDENT/ENERGY - 0.4%
Devon Energy Corp., 4.900%, 8/15/2008                         200,000      232,000
Devon Energy Corp., 4.950%, 8/15/2008                         500,000      580,000
                                                                      ------------
                                                                           812,000
                                                                      ------------
PHARMACEUTICALS - 3.7%
Bristol-Myers Squibb Co., 4.410%, 9/15/2023                 2,800,000    2,796,500
Chiron Corp., 1.625%, 8/01/2033                             3,740,000    3,641,825
Watson Pharmaceuticals, Inc., 1.750%, 3/15/2023               125,000      115,000
                                                                      ------------
                                                                         6,553,325
                                                                      ------------
TECHNOLOGY - 0.1%
Maxtor Corp., 5.750%, 3/01/2012(d)                             65,000       59,800
Richardson Electric Ltd., 7.750%, 12/15/2011,
 144A(c)                                                       44,000       40,480
                                                                      ------------
                                                                           100,280
                                                                      ------------
TRANSPORTATION SERVICES - 0.0%
Builders Transportation, Inc.,
 6.500%, 5/01/2011(b)(d)                                      129,000           --
                                                                      ------------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $10,700,613)                                          10,904,845
                                                                      ------------

TOTAL BONDS AND NOTES
 (Identified Cost $164,404,794)                                        167,848,226
                                                                      ------------

                                                                 SHARES  VALUE (+)
----------------------------------------------------------------------------------

PREFERRED STOCKS - 1.9% OF TOTAL NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS - 0.4%

ELECTRIC - 0.4%
Central Illinois Light Co., 4.500%                 USD              100 $    8,600
Connecticut Light & Power Co., 2.200%                               263     10,380
Dayton Power & Light Co., 3.750%                                    701     46,266
Del Marva Power & Light Co., 4.000%                                 350     25,200
Duquesne Light Co., 4.000%(c)                                       300     10,200
MDU Resources Group, Inc., 5.100%                                   500     49,969
Northern Indiana Public Service Co., 4.250%                       2,410    243,410
Public Service Electric & Gas Co., 4.080%                           400     32,100
San Diego Gas & Electric Co., 4.500%                                100      1,750
Union Electric Co., 4.500%(c)                                     4,410    373,086
                                                                        ----------
                                                                           800,961
                                                                        ----------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $518,143)                                                800,961
                                                                        ----------

CONVERTIBLE PREFERRED STOCKS - 1.5%

CONSUMER PRODUCTS - 0.8%
Newell Financial Trust I, 5.250%, 12/01/2027                     32,825  1,407,372
                                                                        ----------
INSURANCE - 0.7%
Travelers Property Casualty, 4.500%, 4/15/2032(c)                52,700  1,264,273
                                                                        ----------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $2,477,512)                                            2,671,645
                                                                        ----------

TOTAL PREFERRED STOCKS
 (Identified Cost $2,995,655)                                            3,472,606
                                                                        ----------

                                                       PRINCIPAL AMOUNT
----------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 16.2% OF TOTAL NET ASSETS
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 3/31/06 at 2.950% to
be repurchased at $9,655,373 on 4/03/06
collateralized by $7,130,000 U.S. Treasury Bond,
8.750% due 8/15/20 with value of $9,850,615
(Note 2g)                                                    $9,653,000  9,653,000
                                                                        ----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                                                                SHARES                 VALUE (+)
--------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - CONTINUED

STATE STREET NAVIGATOR SECURITIES LENDING PRIME PORTFOLIO(E)                                19,390,818             $  19,390,818

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $29,043,818)                                                                                        29,043,818
                                                                                                                   -------------

TOTAL INVESTMENTS - 111.7%
 (Identified Cost $196,444,267)(a)                                                                                   200,364,650
 Other assets less liabilities--(11.7)%                                                                             (21,035,877)
                                                                                                                   -------------

TOTAL NET ASSETS - 100%                                                                                            $ 179,328,773
                                                                                                                   -------------

+See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to return of capital included in dividends received from the funds investments in REIT's. Amortization of premium on debt securities are not included for tax purposes.):
   At March 31, 2006, the net unrealized appreciation on investments based on cost of $197,382,746 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost   $   7,890,475
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value     (4,908,667)
                                                                                                                   -------------
   Net unrealized appreciation                                                                                     $   2,981,808
                                                                                                                   -------------

(b)Non-income producing security due to default or bankruptcy filing.
(c)All or a portion of this security was on loan to brokers at March 31, 2006.
(d)Illiquid security.
(e)Represents investments of securities lending collateral.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the total value of these securities amounted to $23,082,169 or 12.87% of total net assets.
   Key to Abbreviations: AUD: Australian Dollar; BRL: Brazilian Real; CAD:
   Canadian Dollar; GBP: Great British Pound; IDR: Indonesian Rupiah; KRW:
   South Korean Won; MXN: Mexican Peso; NZD: New Zealand Dollar; NOK: Norwegian Krone; SGD: Singapore Dollar; SEK, Swedish Krona; THB: Thai Baht; USD:
   United States Dollar; ZAR: South Africa Rand.

                See accompanying notes to financial statements.

                      THIS PAGE INTENTIONALLY LEFT BLANK

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2006 (UNAUDITED)

                                                                                                          FIXED
                                                                                    BOND FUND          INCOME FUND
---------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                                                             $  5,813,409,781    $    530,346,086
Net unrealized appreciation (depreciation)                                           256,614,190          28,366,485
                                                                                ----------------    ----------------
Investments at value                                                               6,070,023,971         558,712,571
Cash                                                                                          --              45,209
Foreign currency at value (identified cost $10,698,808, $0, $8,672,240, $0, $0,
  $0, and $116,548)                                                                   10,692,074                  --
Receivable for Fund shares sold                                                       27,463,163           3,000,000
Receivable for securities sold                                                        43,184,600              18,630
Receivable for forward foreign currency exchange contracts                                    --                  --
Dividends and interest receivable                                                     60,668,211           5,728,331
Securities lending income receivable                                                     170,585              17,224
Receivable from investment adviser                                                            --                 749
Prepaid expenses                                                                              --                  --
                                                                                ----------------    ----------------
    TOTAL ASSETS                                                                   6,212,202,604         567,522,714
                                                                                ----------------    ----------------

LIABILITIES
Due to custodian bank                                                                  4,666,910                  --
Collateral on securities loaned, at value (Note 2)                                   981,993,796          97,146,936
Payable for securities purchased                                                      32,793,977             431,145
Payable for Fund shares redeemed                                                       2,751,592                  --
Foreign taxes payable                                                                     83,329               6,686
Management fees payable                                                                2,496,596             196,405
Administrative fees payable                                                              524,042              48,568
Deferred Trustees' fees                                                                  173,168              32,710
Trustees' fees payable                                                                   111,541              19,112
Service and distribution fees payable                                                     10,045                  --
Other accounts payable and accrued expenses                                              493,887              29,630
                                                                                ----------------    ----------------
    TOTAL LIABILITIES                                                              1,026,098,883          97,911,192
                                                                                ----------------    ----------------
NET ASSETS                                                                      $  5,186,103,721    $    469,611,522
                                                                                ----------------    ----------------
Net assets consist of:
 Paid-in capital                                                                   5,025,069,212         442,284,735
 Undistributed (overdistributed) net investment income (loss)                         (9,274,122)          5,764,004
 Accumulated net realized loss on investments                                        (85,423,393)         (6,764,783)
 Net unrealized appreciation (depreciation) on investments and foreign
   currency translations                                                             255,732,024          28,327,566
                                                                                ----------------    ----------------
NET ASSETS                                                                      $  5,186,103,721    $    469,611,522
                                                                                ----------------    ----------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
INSTITUTIONAL CLASS
 Net assets                                                                     $  3,796,282,506    $    469,611,522
                                                                                ----------------    ----------------
 Shares of beneficial interest                                                       276,349,646          35,378,029
                                                                                ----------------    ----------------
 Net asset value, offering and redemption price per share                       $          13.74    $          13.27
                                                                                ----------------    ----------------
RETAIL CLASS
 Net assets                                                                     $  1,303,427,855    $             --
                                                                                ----------------    ----------------
 Shares of beneficial interest                                                        95,085,402                  --
                                                                                ----------------    ----------------
 Net asset value, offering and redemption price per share                       $          13.71    $             --
                                                                                ----------------    ----------------
ADMIN CLASS
 Net assets                                                                     $     86,393,360    $             --
                                                                                ----------------    ----------------
 Shares of beneficial interest                                                         6,314,473                  --
                                                                                ----------------    ----------------
 Net asset value, offering and redemption price per share                       $          13.68    $             --
                                                                                ----------------    ----------------
Value of securities on loan (Note 2)                                            $    961,906,386    $     95,194,372
                                                                                ----------------    ----------------

                See accompanying notes to financial statements.

     GLOBAL       INFLATION PROTECTED  INSTITUTIONAL HIGH  INTERMEDIATE DURATION  INVESTMENT GRADE
    BOND FUND       SECURITIES FUND       INCOME FUND        FIXED INCOME FUND    FIXED INCOME FUND
----------------------------------------------------------------------------------------------------
$  1,091,051,637     $     12,120,219    $    123,165,299       $     43,495,775   $    196,444,267
     (29,632,129)            (368,269)         18,808,956               (939,988)         3,920,383
----------------------------------------------------------------------------------------------------
   1,061,419,508           11,751,950         141,974,255             42,555,787        200,364,650
             115                  173              51,118                    800                641

       8,649,624                   --                  --                     --            118,445
      24,855,211               13,906               6,150                 60,000                 --
       5,914,030               42,493              69,856                147,942                 --
       1,552,985                   --                  --                     --                 --
      10,749,284               74,988           1,548,087                422,908          2,133,502
           7,561                  116               6,460                    338              4,704
              --               11,043               7,133                  8,635                 --
              --               13,669              14,512                 15,571             22,130
----------------------------------------------------------------------------------------------------
   1,113,148,318           11,908,338         143,677,571             43,211,981        202,644,072
----------------------------------------------------------------------------------------------------

              --                   --                  --                     --                 --
      26,113,019            2,403,546          13,526,688              1,863,856         19,390,817
      23,961,290              167,886           2,839,631                     --          3,785,941
       1,556,721                    4              17,425                     --                 --
              --                   --               9,721                     --                 --
         525,074                1,989              64,436                  8,786             68,200
          55,075                1,153              14,342                  4,227             15,181
          52,898               12,248              16,931                 13,677             21,175
          40,932                7,088              10,105                  8,076             12,720
           3,378                   --                  --                     --                 --
         161,034                4,013              10,940                  6,479             21,265
----------------------------------------------------------------------------------------------------
      52,469,421            2,597,927          16,510,219              1,905,101         23,315,299
----------------------------------------------------------------------------------------------------
$  1,060,678,897     $      9,310,411    $    127,167,352       $     41,306,880   $    179,328,773
----------------------------------------------------------------------------------------------------
   1,097,784,505            9,859,213         114,893,515             42,584,634        176,855,096
      12,839,597              (52,612)          1,452,263                (47,823)          (356,301)
     (21,850,140)            (127,650)         (7,982,657)              (289,943)        (1,072,100)

     (28,095,065)            (368,540)         18,804,231               (939,988)         3,902,078
----------------------------------------------------------------------------------------------------
$  1,060,678,897     $      9,310,411    $    127,167,352       $     41,306,880   $    179,328,773
----------------------------------------------------------------------------------------------------

$    569,694,313     $      9,310,411    $    127,167,352       $     41,306,880   $    179,328,773
----------------------------------------------------------------------------------------------------
      38,580,934              905,216          16,288,914              4,390,034         14,630,135
----------------------------------------------------------------------------------------------------
$          14.77     $          10.29    $           7.81       $           9.41   $          12.26
----------------------------------------------------------------------------------------------------
$    490,984,584     $             --    $             --       $             --   $             --
----------------------------------------------------------------------------------------------------
      33,512,945                   --                  --                     --                 --
----------------------------------------------------------------------------------------------------
$          14.65     $             --    $             --       $             --   $             --
----------------------------------------------------------------------------------------------------
$             --     $             --    $             --       $             --   $             --
----------------------------------------------------------------------------------------------------
              --                   --                  --                     --                 --
----------------------------------------------------------------------------------------------------
$             --     $             --    $             --       $             --   $             --
----------------------------------------------------------------------------------------------------
$     25,560,370     $      2,354,545    $     13,197,327       $      1,822,391   $     19,006,197
----------------------------------------------------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2006 (UNAUDITED)

                                                                                                              FIXED
                                                                                            BOND FUND      INCOME FUND
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                                $    4,791,468  $      298,918
Interest                                                                                    122,509,963      12,993,984
Securities lending income                                                                     1,284,417         155,890
Less net foreign taxes withheld/reclaim                                                        (148,603)        (11,929)
                                                                                         --------------  --------------
                                                                                            128,437,245      13,436,863
                                                                                         --------------  --------------

EXPENSES
Management fees                                                                              12,643,462       1,119,240
Service and distribution fees--Retail Class                                                   1,178,028              --
Service and distribution fees--Admin Class                                                      185,783              --
Trustees' fees and expenses                                                                     167,905          27,478
Administrative                                                                                1,377,242         114,040
Custodian                                                                                       219,938          31,862
Transfer agent fees--Institutional Class, Retail Class, Admin Class                           1,762,240           5,188
Audit and tax services                                                                           28,725          17,048
Registration                                                                                    143,045          15,287
Shareholder reporting                                                                           317,794           6,776
Legal                                                                                           106,537          12,576
Expense recapture (Note 4)                                                                           --          11,427
Miscellaneous                                                                                    74,333          10,431
                                                                                         --------------  --------------
Total expenses                                                                               18,205,032       1,371,353
Less reimbursement/waiver                                                                      (130,143)             --
                                                                                         --------------  --------------
Net expenses                                                                                 18,074,889       1,371,353
                                                                                         --------------  --------------
Net investment income                                                                       110,362,356      12,065,510
                                                                                         --------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

REALIZED GAIN (LOSS) ON:
Investments--net                                                                            (12,315,731)        641,297
Foreign currency transactions--net                                                            8,557,403       3,122,304

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments--net                                                                             39,414,003      (1,415,616)
Foreign currency translations--net                                                           (1,006,470)        (46,403)
                                                                                         --------------  --------------
Net realized and unrealized gain (loss) on investments and foreign currency transactions     34,649,205       2,301,582
                                                                                         --------------  --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                          $  145,011,561  $   14,367,092
                                                                                         --------------  --------------

                See accompanying notes to financial statements.

    GLOBAL      INFLATION PROTECTED  INSTITUTIONAL HIGH  INTERMEDIATE DURATION  INVESTMENT GRADE
   BOND FUND      SECURITIES FUND       INCOME FUND        FIXED INCOME FUND    FIXED INCOME FUND
--------------------------------------------------------------------------------------------------
$           --       $           --      $      341,656         $           --     $       82,458
    20,016,455              201,989           3,929,980              1,002,298          4,408,598
        59,181                  673              67,045                  5,348             54,817
           755                   --             (18,375)                    --                 --
--------------------------------------------------------------------------------------------------
    20,076,391              202,662           4,320,306              1,007,646          4,545,873
--------------------------------------------------------------------------------------------------

     3,146,284               11,625             345,641                 51,631            368,922
       667,264                   --                  --                     --                 --
            --                   --                  --                     --                 --
        56,700               10,270              14,577                 11,641             17,935
       289,221                2,119              33,398                 10,165             44,576
       114,337                7,474              13,950                  8,554             18,675
       415,219                9,921              12,266                  6,747              8,467
        21,788               13,766              19,530                 15,629             17,419
        71,703                9,272              11,106                 11,339             11,665
        97,020                2,545               3,229                  2,278              4,235
        33,224                  303               3,285                  1,206              6,214
            --                   --                  --                     --              2,965
        25,736                3,207               4,563                  3,413              5,988
--------------------------------------------------------------------------------------------------
     4,938,496               70,502             461,545                122,603            507,061
      (299,989)             (51,901)            (29,494)               (39,993)                --
--------------------------------------------------------------------------------------------------
     4,638,507               18,601             432,051                 82,610            507,061
--------------------------------------------------------------------------------------------------
    15,437,884              184,061           3,888,255                925,036          4,038,812
--------------------------------------------------------------------------------------------------


    (1,091,558)             (49,979)            (60,601)                 6,482         (1,069,758)
   (14,631,683)                  (7)             62,049                     --            737,546

    (8,234,267)            (339,836)          4,435,341               (776,603)        (2,055,390)
     2,637,293                 (271)             (3,035)                    --            (27,106)
--------------------------------------------------------------------------------------------------
   (21,320,215)            (390,093)          4,433,754               (770,121)        (2,414,708)
--------------------------------------------------------------------------------------------------

$   (5,882,331)      $     (206,032)     $    8,322,009         $      154,915     $    1,624,104
--------------------------------------------------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

BOND FUND


                                                                                     SIX MONTHS ENDED
                                                                                      MARCH 31, 2006      YEAR ENDED
                                                                                       (UNAUDITED)    SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                 $  110,362,356    $  163,658,920
Net realized gain (loss) on investments and foreign currency transactions                 (3,758,328)      111,642,704
Change in unrealized appreciation (depreciation) on investments and foreign currency
 translations                                                                             38,407,533        13,364,096
                                                                                     ---------------- ------------------
Increase in net assets resulting from operations                                         145,011,561       288,665,720
                                                                                     ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                     (129,665,940)     (185,828,139)
Retail Class                                                                             (36,108,010)      (27,896,741)
Admin Class                                                                               (2,645,173)       (2,760,379)
CAPITAL GAINS:
Institutional Class                                                                               --                --
Retail Class                                                                                      --                --
Admin Class                                                                                       --                --
                                                                                     ---------------- ------------------
Total distributions                                                                     (168,419,123)     (216,485,259)
                                                                                     ---------------- ------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)               1,133,683,084     1,335,356,980
                                                                                     ---------------- ------------------
REDEMPTION FEES
Institutional Class                                                                          133,088           232,638
Retail Class                                                                                  38,420            33,866
Admin Class                                                                                    2,908             3,601
                                                                                     ---------------- ------------------
Total increase in net assets                                                           1,110,449,938     1,407,807,546
NET ASSETS
Beginning of period                                                                    4,075,653,783     2,667,846,237
                                                                                     ---------------- ------------------
End of period                                                                         $5,186,103,721    $4,075,653,783
                                                                                     ---------------- ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                          $   (9,274,122)   $   48,782,645
                                                                                     ---------------- ------------------

FIXED INCOME FUND

                                                                                     SIX MONTHS ENDED
                                                                                      MARCH 31, 2006      YEAR ENDED
                                                                                       (UNAUDITED)    SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                  $ 12,065,510      $ 21,290,666
Net realized gain on investments and foreign currency transactions                        3,763,601        21,678,907
Change in unrealized appreciation (depreciation) on investments and foreign currency
 translations                                                                            (1,462,019)       (6,599,020)
                                                                                     ---------------- ------------------
Increase in net assets resulting from operations                                         14,367,092        36,370,553
                                                                                     ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                     (33,031,701)      (34,745,920)
CAPITAL GAINS:
Institutional Class                                                                              --                --
                                                                                     ---------------- ------------------
Total distributions                                                                     (33,031,701)      (34,745,920)
                                                                                     ---------------- ------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)                 43,724,071        84,275,729
                                                                                     ---------------- ------------------
REDEMPTION FEES
Institutional Class                                                                              --                --
                                                                                     ---------------- ------------------
Total increase in net assets                                                             25,059,462        85,900,362
NET ASSETS
Beginning of period                                                                     444,552,060       358,651,698
                                                                                     ---------------- ------------------
End of period                                                                          $469,611,522      $444,552,060
                                                                                     ---------------- ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                                    $  5,764,004      $ 26,730,195
                                                                                     ---------------- ------------------

                See accompanying notes to financial statements.

GLOBAL BOND FUND

                                                                                     SIX MONTHS ENDED
                                                                                      MARCH 31, 2006       YEAR ENDED
                                                                                       (UNAUDITED)     SEPTEMBER 30, 2005
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                  $   15,437,884      $   28,293,504
Net realized gain (loss) on investments and foreign currency transactions                 (15,723,241)         23,550,483
Change in unrealized appreciation (depreciation) on investments and foreign currency
 translations                                                                              (5,596,974)        (40,855,655)
                                                                                     ----------------  ------------------
Increase (decrease) in net assets from operations                                          (5,882,331)         10,988,332
                                                                                     ----------------  ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                       (22,782,745)        (10,875,668)
Retail Class                                                                              (22,149,043)        (13,960,467)
CAPITAL GAINS:
Institutional Class                                                                        (2,587,016)         (1,047,126)
Retail Class                                                                               (2,698,275)         (1,522,631)
                                                                                     ----------------  ------------------
Total distributions                                                                       (50,217,079)        (27,405,892)
                                                                                     ----------------  ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)      (136,499,787)        568,046,723
                                                                                     ----------------  ------------------
REDEMPTION FEES
Institutional Class                                                                            36,563              38,270
Retail Class                                                                                   39,422              52,568
                                                                                     ----------------  ------------------
Total increase (decrease) in net assets                                                  (192,523,212)        551,720,001
NET ASSETS
Beginning of period                                                                     1,253,202,109         701,482,108
                                                                                     ----------------  ------------------
End of period                                                                          $1,060,678,897      $1,253,202,109
                                                                                     ----------------  ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                                    $   12,839,597      $   42,333,501
                                                                                     ----------------  ------------------

INFLATION PROTECTED SECURITIES FUND

                                                                                     SIX MONTHS ENDED
                                                                                      MARCH 31, 2006      YEAR ENDED
                                                                                       (UNAUDITED)    SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                   $  184,061        $  348,376
Net realized gain (loss) on investments and foreign currency transactions                  (49,986)          137,435
Change in unrealized appreciation (depreciation) on investments and foreign currency
 translations                                                                             (340,107)         (181,784)
                                                                                     ---------------- ------------------
Increase (decrease) in net assets from operations                                         (206,032)          304,027
                                                                                     ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                       (232,787)         (434,112)
CAPITAL GAINS:
Institutional Class                                                                        (46,504)               --
                                                                                     ---------------- ------------------
Total distributions                                                                       (279,291)         (434,112)
                                                                                     ---------------- ------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)                   497,573         2,038,235
                                                                                     ---------------- ------------------
REDEMPTION FEES
Institutional Class                                                                             --                --
                                                                                     ---------------- ------------------
Total increase in net assets                                                                12,250         1,908,150
NET ASSETS
Beginning of period                                                                      9,298,161         7,390,011
                                                                                     ---------------- ------------------
End of period                                                                           $9,310,411        $9,298,161
                                                                                     ---------------- ------------------
OVERDISTRIBUTED NET INVESTMENT INCOME (LOSS)                                            $  (52,612)       $   (3,886)
                                                                                     ---------------- ------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

INSTITUTIONAL HIGH INCOME FUND


                                                                                     SIX MONTHS ENDED
                                                                                      MARCH 31, 2006      YEAR ENDED
                                                                                       (UNAUDITED)    SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                  $  3,888,255      $  7,149,447
Net realized gain on investments and foreign currency transactions                            1,448         3,314,309
Change in unrealized appreciation (depreciation) on investments and foreign currency
 translations                                                                             4,432,306         1,631,263
                                                                                     ---------------- ------------------
Increase in net assets resulting from operations                                          8,322,009        12,095,019
                                                                                     ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                      (7,577,634)       (8,125,448)
CAPITAL GAINS:
Institutional Class                                                                              --                --
                                                                                     ---------------- ------------------
Total distributions                                                                      (7,577,634)       (8,125,448)
                                                                                     ---------------- ------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)                 15,890,024         9,454,547
                                                                                     ---------------- ------------------
REDEMPTION FEES
Institutional Class                                                                              --                --
                                                                                     ---------------- ------------------
Total increase in net assets                                                             16,634,399        13,424,118
NET ASSETS
Beginning of period                                                                     110,532,953        97,108,835
                                                                                     ---------------- ------------------
End of period                                                                          $127,167,352      $110,532,953
                                                                                     ---------------- ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                                    $  1,452,263      $  5,141,642
                                                                                     ---------------- ------------------

INTERMEDIATE DURATION FIXED INCOME FUND

                                                                                     SIX MONTHS ENDED
                                                                                      MARCH 31, 2006      YEAR ENDED
                                                                                       (UNAUDITED)    SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                  $   925,036       $ 1,497,504
Net realized gain on investments and foreign currency transactions                           6,482            40,234
Change in unrealized appreciation (depreciation) on investments and foreign currency
 translations                                                                             (776,603)         (990,010)
                                                                                     ---------------- ------------------
Increase in net assets resulting from operations                                           154,915           547,728
                                                                                     ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                       (986,282)       (1,687,919)
CAPITAL GAINS:
Institutional Class                                                                             --           (64,658)
                                                                                     ---------------- ------------------
Total distributions                                                                       (986,282)       (1,752,577)
                                                                                     ---------------- ------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)                 1,510,159        10,781,467
                                                                                     ---------------- ------------------
REDEMPTION FEES
Institutional Class                                                                             --                --
                                                                                     ---------------- ------------------
Total increase in net assets                                                               678,792         9,576,618
NET ASSETS
Beginning of period                                                                     40,628,088        31,051,470
                                                                                     ---------------- ------------------
End of period                                                                          $41,306,880       $40,628,088
                                                                                     ---------------- ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                           $   (47,823)      $    13,423
                                                                                     ---------------- ------------------

                See accompanying notes to financial statements.

INVESTMENT GRADE FIXED INCOME FUND

                                                                                     SIX MONTHS ENDED
                                                                                      MARCH 31, 2006      YEAR ENDED
                                                                                       (UNAUDITED)    SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                  $  4,038,812      $  7,854,412
Net realized gain (loss) on investments and foreign currency transactions                  (332,212)       12,564,717
Change in unrealized appreciation (depreciation) on investments and foreign currency
 translations                                                                            (2,082,496)       (9,149,099)
                                                                                     ---------------- ------------------
Increase in net assets resulting from operations                                          1,624,104        11,270,030
                                                                                     ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                      (8,315,002)      (11,342,082)
CAPITAL GAINS:
Institutional Class                                                                      (7,899,080)       (3,607,797)
                                                                                     ---------------- ------------------
Total distributions                                                                     (16,214,082)      (14,949,879)
                                                                                     ---------------- ------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)                  7,170,109        13,334,331
                                                                                     ---------------- ------------------
REDEMPTION FEES
Institutional Class                                                                              --                --
                                                                                     ---------------- ------------------
Total increase (decrease) in net assets                                                  (7,419,869)        9,654,482
NET ASSETS
Beginning of period                                                                     186,748,642       177,094,160
                                                                                     ---------------- ------------------
End of period                                                                          $179,328,773      $186,748,642
                                                                                     ---------------- ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                           $   (356,301)     $ (3,919,889)
                                                                                     ---------------- ------------------

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS


                               INCOME (LOSS) FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                               -----------------------------------------  ----------------------------
                    Net asset
                      value,                 Net realized                   Dividends    Distributions
                    beginning     Net       and unrealized  Total from         from        from net
                        of     investment   gain (loss) on  investment    net investment   realized
                    the period   income      investments    operations        income     capital gains
------------------------------------------------------------------------------------------------------
BOND FUND

INSTITUTIONAL CLASS
3/31/2006(f)          $13.81     $0.36(c)       $ 0.08        $ 0.44          $(0.51)         $--
9/30/2005              13.46      0.67(c)         0.57          1.24           (0.89)          --
9/30/2004              12.66      0.72(c)         0.82          1.54           (0.74)          --
9/30/2003              10.33      0.78(c)         2.34          3.12           (0.79)          --
9/30/2002+             10.39      0.82(c)        (0.06)         0.76           (0.82)          --
9/30/2001              11.53      0.94(c)        (0.91)         0.03           (1.17)          --

RETAIL CLASS
3/31/2006(f)          $13.78     $0.35(c)       $ 0.08        $ 0.43          $(0.50)         $--
9/30/2005              13.44      0.64(c)         0.57          1.21           (0.87)          --
9/30/2004              12.65      0.69(c)         0.82          1.51           (0.72)          --
9/30/2003              10.33      0.75(c)         2.34          3.09           (0.77)          --
9/30/2002+             10.39      0.79(c)        (0.05)         0.74           (0.80)          --
9/30/2001              11.52      0.91(c)        (0.91)         0.00           (1.13)          --

ADMIN CLASS
3/31/2006(f)          $13.75     $0.32(c)       $ 0.09        $ 0.41          $(0.48)         $--
9/30/2005              13.42      0.60(c)         0.56          1.16           (0.83)          --
9/30/2004              12.64      0.65(c)         0.82          1.47           (0.69)          --
9/30/2003              10.32      0.72(c)         2.34          3.06           (0.74)          --
9/30/2002+             10.38      0.76(c)        (0.05)         0.71           (0.77)          --
9/30/2001              11.52      0.88(c)        (0.92)        (0.04)          (1.10)          --


(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b) The adviser has agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Amount rounds to less than $0.01 per share.
(e) Computed on an annualized basis for periods less than one year.
(f) For the six months ended March 31, 2006 (Unaudited).
+ As required October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share to the Institutional, Retail and Admin Classes per share net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Institutional, Retail and Admin Classes decreased from 7.77% to 7.76%, 7.53% to 7.51%, 7.24% to 7.22%, respectively, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

                See accompanying notes to financial statements.

                                                                              RATIOS TO AVERAGE NET ASSETS
--------------                                                  ----------------------------------------------------------

                           Net asset                Net assets,
                             value,                   end of                                                Net
    Total     Redemption     end of       Total     the period         Net              Gross           investment
distributions    fees      the period return (%)(a)    (000)    expenses (%)(b)(e) expenses (%)(e) income (loss) (%)/(e)/
--------------------------------------------------------------------------------------------------------------------------

   $(0.51)      $0.00(d)     $13.74        3.3      $3,796,283         0.75             0.75               5.21
    (0.89)       0.00(d)      13.81        9.5       3,303,997         0.75             0.79               4.91
    (0.74)       0.00/(d)/    13.46       12.5       2,365,199         0.75             0.79               5.48
    (0.79)         --         12.66       30.9       1,730,165         0.75             0.78               6.64
    (0.82)         --         10.33        7.5       1,172,286         0.75             0.79               7.76
    (1.17)         --         10.39        0.3       1,383,951         0.75             0.78               8.52

   $(0.50)      $0.00/(d)/   $13.71        3.2      $1,303,428         1.00             1.01               5.04
    (0.87)       0.00/(d)/    13.78        9.2         707,394         1.00             1.05               4.64
    (0.72)       0.00/(d)/    13.44       12.2         275,349         1.00             1.04               5.24
    (0.77)         --         12.65       30.6         143,932         1.00             1.07               6.35
    (0.80)         --         10.33        7.3          61,845         1.00             1.14               7.51
    (1.13)         --         10.39        0.1          77,035         1.00             1.13               8.28

   $(0.48)      $0.00/(d)/   $13.68        3.1      $   86,393         1.25             1.43               4.74
    (0.83)       0.00/(d)/    13.75        8.9          64,263         1.25             1.31               4.39
    (0.69)       0.00/(d)/    13.42       11.9          27,299         1.25             1.29               4.99
    (0.74)         --         12.64       30.4          12,061         1.25             1.40               6.13
    (0.77)         --         10.32        7.0           6,383         1.25             1.68               7.22
    (1.10)         --         10.38       (0.3)          5,498         1.25             1.71               8.02




Portfolio
turnover
rate (%)
---------

    8
   22
   42
   35
   22
   20

    8
   22
   42
   35
   22
   20

    8
   22
   42
   35
   22
   20

                See accompanying notes to financial statements.

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                               -----------------------------------------  ----------------------------
                    Net asset
                      value,                 Net realized                   Dividends    Distributions
                    beginning     Net       and unrealized  Total from         from        from net
                        of     investment   gain (loss) on  investment    net investment   realized
                    the period income(a)     investments    operations        income     capital gains
------------------------------------------------------------------------------------------------------
FIXED INCOME FUND

INSTITUTIONAL CLASS
3/31/2006(f)          $13.88     $0.36          $ 0.06        $ 0.42          $(1.03)       $   --
9/30/2005              13.93      0.75            0.58          1.33           (1.38)           --
9/30/2004              13.24      0.82            0.79          1.61           (0.92)           --
9/30/2003              10.95      0.84            2.40          3.24           (0.95)           --
9/30/2002+             11.23      0.87           (0.15)         0.72           (1.00)           --
9/30/2001              11.95      0.96           (0.78)         0.18           (0.90)           --

GLOBAL BOND FUND

INSTITUTIONAL CLASS
3/31/2006(f)          $15.57     $0.23          $(0.25)       $(0.02)         $(0.70)       $(0.08)
9/30/2005              15.59      0.44            0.05          0.49           (0.46)        (0.05)
9/30/2004              14.93      0.48            0.78          1.26           (0.60)           --
9/30/2003              12.68      0.62            2.25          2.87           (0.62)           --
9/30/2002++            11.08      0.68            0.92          1.60              --            --
9/30/2001              10.93      0.72            0.07          0.79           (0.60)        (0.04)

RETAIL CLASS
3/31/2006(f)          $15.43     $0.21          $(0.26)       $(0.05)         $(0.65)       $(0.08)
9/30/2005              15.46      0.40            0.05          0.45           (0.43)        (0.05)
9/30/2004              14.83      0.43            0.79          1.22           (0.59)           --
9/30/2003              12.62      0.58            2.24          2.82           (0.61)           --
9/30/2002++            11.06      0.65            0.91          1.56              --            --
9/30/2001              10.91      0.69            0.07          0.76           (0.57)        (0.04)


(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c) The adviser has agreed to reimburse a portion of the Fund's expense during the period. Without this reimbursement the Fund's ratio of expenses would have been higher.
(d) Amount rounds to less than $0.01 per share.
(e) Computed on an annualized basis for periods less than one year.
(f) For the six months ended March 31, 2006 (Unaudited).
(h) Includes expense recapture of 0.00%. See Note 4.
+ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share to the Funds's net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Fund remained unchanged. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.
++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Institutional and Retail Classes was a decrease to net investment income by $0.01 and $0.01 per share, respectively, and increase to net realized and unrealized gain (loss) on investments by $0.01 and $0.01 per share, respectively and a decrease to the ratio of net investment income to average net assets from 5.89% to 5.78% and 5.63% to 5.53%, respectively, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

                See accompanying notes to financial statements.

                                                                           RATIOS TO AVERAGE NET ASSETS
--------------                                                --------------------------------------------------------

                         Net asset                Net assets,
                           value,                   end of                                               Net          Portfolio
    Total     Redemption   end of       Total     the period         Net              Gross           investment      turnover
distributions    fees    the period return (%)(b)    (000)    expenses (%)(c)(e) expenses (%)(e) income (loss) (%)(e) rate (%)
-------------------------------------------------------------------------------------------------------------------------------

   $(1.03)      $  --      $13.27        3.2       $469,612          0.61             0.61(h)            5.39              9
    (1.38)         --       13.88        9.9        444,552          0.65             0.65               5.47             34
    (0.92)         --       13.93       12.6        358,652          0.65             0.66               6.17             35
    (0.95)         --       13.24       31.5        412,521          0.65             0.67               7.03             33
    (1.00)         --       10.95        6.7        372,141          0.65             0.70               7.87             21
    (0.90)         --       11.23        1.6        420,091          0.65             0.68               8.39             24


   $(0.78)      $0.00(d)   $14.77       (0.1)      $569,694          0.75             0.75               3.06             38
    (0.51)       0.00(d)    15.57        3.1        553,704          0.75             0.80               2.75             63
    (0.60)       0.00(d)    15.59        8.6        287,830          0.80             0.85               3.15             61
    (0.62)         --       14.93       23.4         83,325          0.90             0.94               4.50            107
       --          --       12.68       14.4         44,810          0.90             1.07               5.78             65
    (0.64)         --       11.08        7.7         37,681          0.90             1.09               6.65             58

   $(0.73)      $0.00(d)   $14.65       (0.3)      $490,985          1.00             1.11               2.78             38
    (0.48)       0.00(d)    15.43        2.8        699,498          1.00             1.09               2.57             63
    (0.59)       0.00(d)    15.46        8.4        413,652          1.04             1.10               2.88             61
    (0.61)         --       14.83       23.1         55,487          1.15             1.21               4.13            107
       --          --       12.62       14.1         12,103          1.15             1.47               5.53             65
    (0.61)         --       11.06        7.4         10,375          1.15             1.47               6.42             58

                See accompanying notes to financial statements.

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                               -----------------------------------------  ----------------------------
                    Net asset
                      value,                 Net realized                   Dividends    Distributions
                    beginning     Net       and unrealized  Total from         from        from net
                        of     investment   gain (loss) on  investment    net investment   realized
                    the period   income      investments    operations        income     capital gains
------------------------------------------------------------------------------------------------------
INFLATION PROTECTED SECURITIES FUND
INSTITUTIONAL CLASS
3/31/2006(f)          $10.84     $0.21(c)       $(0.44)       $(0.23)         $(0.27)       $(0.05)
9/30/2005              11.02      0.42(c)        (0.08)         0.34           (0.52)           --
9/30/2004              11.60      0.37(c)        (0.12)         0.25           (0.54)        (0.29)
9/30/2003              11.94      0.43(c)         0.05          0.48           (0.53)        (0.29)
9/30/2002++++          11.19      0.51(c)         0.83          1.34           (0.59)           --
9/30/2001              10.62      0.62(c)         0.70          1.32           (0.75)           --
INSTITUTIONAL HIGH INCOME FUND
INSTITUTIONAL CLASS
3/31/2006(f)          $ 7.80     $0.26(c)       $ 0.28        $ 0.54          $(0.53)       $   --
9/30/2005               7.50      0.55(c)         0.39          0.94           (0.64)           --
9/30/2004               6.91      0.55(c)         0.66          1.21           (0.62)           --
9/30/2003               4.81      0.59(c)         1.69          2.28           (0.18)           --
9/30/2002+              6.50      0.68(c)        (0.96)        (0.28)          (1.41)           --
9/30/2001               8.33      0.91(c)        (1.93)        (1.02)          (0.81)           --
INTERMEDIATE DURATION FIXED INCOME FUND
INSTITUTIONAL CLASS
3/31/2006(f)          $ 9.60     $0.21(c)       $(0.17)       $ 0.04          $(0.23)       $   --
9/30/2005               9.92      0.40(c)        (0.25)         0.15           (0.45)        (0.02)
9/30/2004              10.10      0.45(c)        (0.10)         0.35           (0.53)           --
9/30/2003               9.62      0.51(c)         0.49          1.00           (0.52)           --
9/30/2002++            10.13      0.60(c)        (0.50)         0.10           (0.60)        (0.01)
9/30/2001               9.55      0.64(c)         0.57          1.21           (0.63)           --
INVESTMENT GRADE FIXED INCOME FUND
INSTITUTIONAL CLASS
3/31/2006(f)          $13.28     $0.28(c)       $(0.17)       $ 0.11          $(0.58)       $(0.55)
9/30/2005              13.54      0.57(c)         0.27          0.84           (0.83)        (0.27)
9/30/2004              13.38      0.67(c)         0.75          1.42           (0.88)        (0.38)
9/30/2003              11.56      0.77(c)         1.87          2.64           (0.78)        (0.04)
9/30/2002+++           11.16      0.77(c)         0.35          1.12           (0.66)        (0.06)
9/30/2001              11.00      0.81(c)         0.15          0.96           (0.79)        (0.01)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b) The adviser has agreed to reimburse a portion of the Fund's expense and/or waive its management fee during the period. Without this reimbursement the Fund's ratio of expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Amount rounds to less than $0.01 per share.
(e) Computed on an annualized basis for periods less than one year.
(f) For the six months ended March 31, 2006 (Unaudited).
(g) Effective July 1, 2005, the Intermediate Duration Fixed Income Fund and the Inflation Protected Securities Fund decreased their net expense limitations to 0.40% and 0.45%, respectively, from 0.45% and 0.50%, respectively.
(h) Includes expense recapture of 0.00%. See Note 4.
+ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund's net investment income and net realized and unrealized gain (loss) was less than $.01 per share. The ratio of net investment income to average net assets for the Fund increased from 11.60% to 11.61% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.
++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share to the Fund was a decrease to net investment income by $0.01 per share and an increase to net realized and unrealized gain (loss) on investment by $0.01 per share. The ratio of net investment income to average net assets for the Fund decreased from 6.23% to 6.13% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.
+++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund's net investment income and net realized and unrealized gain (loss) was less than $0.01 per share. The ratio of net investment income to average net assets for the Fund decreased from 6.77% to 6.76% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.
++++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of of this change to the Fund was a decrease to net investment income by $0.06 per share and an increase to net realized and unrealized gain (loss) on investment by $0.06 per share. The ratio of net investment income to average net assets for the Fund decreased from 5.12% to 4.58% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

                See accompanying notes to financial statements.

                                                                           RATIOS TO AVERAGE NET ASSETS
--------------                                                -----------------------------------------------------------------

                         Net asset                Net assets,
                           value,                   end of                                               Net          Portfolio
    Total     Redemption   end of       Total     the period         Net              Gross           investment      turnover
distributions    fees    the period return (%)(a)    (000)    expenses (%)(b)(e) expenses (%)(e) income (loss) (%)(e) rate (%)
-------------------------------------------------------------------------------------------------------------------------------
   $(0.32)      $  --      $10.29        (2.1)     $  9,310          0.40             1.52               3.96             27
    (0.52)         --       10.84         3.1         9,298          0.49(g)          1.54               3.81            141
    (0.83)         --       11.02         2.3         7,390          0.50             1.73               3.33             99
    (0.82)         --       11.60         4.3         9,549          0.50             1.28               3.68             60
    (0.59)         --       11.94        12.4        13,492          0.50             1.16               4.58            101
    (0.75)         --       11.19        12.9        15,018          0.50             1.25               5.63            124
   $(0.53)      $  --      $ 7.81         7.4      $127,167          0.75             0.80               6.75             12
    (0.64)         --        7.80        13.0       110,533          0.75             0.82               7.24             22
    (0.62)         --        7.50        18.1        97,109          0.75             0.88               7.66             59
    (0.18)       0.00(d)     6.91        48.7        86,141          0.75             0.91              10.01             53
    (1.41)         --        4.81        (6.0)       57,055          0.75             1.10              11.61             32
    (0.81)         --        6.50       (12.6)       31,972          0.75             1.03              12.64             43
   $(0.23)      $  --      $ 9.41         0.4      $ 41,307          0.40             0.59               4.48             25
    (0.47)         --        9.60         1.5        40,628          0.44(g)          0.68               4.10             50
    (0.53)         --        9.92         3.6        31,051          0.45             0.76               4.48             48
    (0.52)         --       10.10        10.7        37,103          0.45             0.74               5.15             63
    (0.61)         --        9.62         1.0        40,734          0.45             0.83               6.13             24
    (0.63)         --       10.13        13.0        23,568          0.48             0.89               6.48             19
   $(1.13)      $  --      $12.26         0.8      $179,329          0.55             0.55/(h)/          4.38             24
    (1.10)         --       13.28         6.4       186,749          0.55             0.58               4.28             42
    (1.26)         --       13.54        11.1       177,094          0.55             0.60               5.03             34
    (0.82)         --       13.38        23.8       142,271          0.55             0.62               6.22             32
    (0.72)         --       11.56        10.4       136,042          0.55             0.64               6.76             20
    (0.80)         --       11.16         9.0       148,168          0.55             0.62               7.25             14

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED MARCH 31, 2006 (UNAUDITED)


1. ORGANIZATION. Loomis Sayles Funds I (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end investment management company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and collectively, the "Funds"). Shares of certain Funds in the Trust were first registered under the Securities Act of 1933 (the "1933 Act") effective March 7, 1997 (subsequent to their commencement of investment operations). Information presented in these financial statements pertains to the fixed income funds of the Trust, the financial statements for the equity funds are presented in a separate report. The following Funds are included in this report:

Loomis Sayles Bond Fund (the "Bond Fund")
Loomis Sayles Fixed Income Fund (the "Fixed Income Fund")
Loomis Sayles Global Bond Fund (the "Global Bond Fund")
Loomis Sayles Inflation Protected Securities Fund (the "Inflation Protected Securities Fund")
Loomis Sayles Institutional High Income Fund (the "Institutional High Income Fund")
Loomis Sayles Intermediate Duration Fixed Income Fund (the "Intermediate Duration Fixed Income Fund")
Loomis Sayles Investment Grade Fixed Income Fund (the "Investment Grade Fixed Income Fund")

Each Fund offers Institutional Class Shares. Bond Fund and Global Bond Fund also offer Retail Class Shares. In addition, Bond Fund offers Admin Class Shares.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which can not be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such Class). In addition, each Class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of less than sixty days) are generally valued at market price, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the NASDAQ National Market. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other investment companies are valued at the net assets values each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, a Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon thereafter as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and realized and unrealized gains and losses are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Fund.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, at the end of the fiscal period, resulting from changes in exchange rates.

Certain Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund that may invest in foreign investments may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell may offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At March 31, 2006, the Global Bond Fund had the following open forward foreign currency exchange contracts:

                                        LOCAL     AGGREGATE                UNREALIZED
                            DELIVERY   CURRENCY     FACE        TOTAL     APPRECIATION
                              DATE      AMOUNT     AMOUNT       VALUE    (DEPRECIATION)
---------------------------------------------------------------------------------------
 Australian Dollar (sell)  05/15/2006 40,475,000 $29,868,748 $28,945,248    $ 923,500
 Australian Dollar (sell)  05/24/2006  4,020,000   2,955,424   2,874,482      80,942
 Mexican Peso (buy)        04/26/2006 62,700,000   5,872,252   5,741,842    (130,410)
 Mexican Peso (sell)       04/26/2006 62,700,000   5,923,196   5,741,842     181,354
 New Zealand Dollar (sell) 05/15/2006  8,135,000   5,485,267   4,987,669     497,598

E. FEDERAL AND FOREIGN INCOME TAXES. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

MARCH 31, 2006 (UNAUDITED)



F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as redemptions in-kind, foreign currency transactions, defaulted bond interest, premium amortization accruals, distributions from real estate investment trusts and reclassification of paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred trustees' fees, premium amortization accruals, corporate action adjustments, mark-to-market on forward currency contracts and wash sales. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

Tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended
September 30, 2005 was as follows:

                                             2005 DISTRIBUTIONS PAID FROM:
-                                       ---------------------------------------
                                          ORDINARY     LONG-TERM
                                           INCOME    CAPITAL GAINS    TOTAL
-                                       ------------ ------------- ------------
Bond Fund                               $216,485,259    $       -- $216,485,259
Fixed Income Fund                         34,745,920            --   34,745,920
Global Bond Fund                          25,353,794     2,052,098   27,405,892
Inflation Protected Securities Fund          434,112            --      434,112
Institutional High Income Fund             8,125,448            --    8,125,448
Intermediate Duration Fixed Income Fund    1,688,139        64,438    1,752,577
Investment Grade Fixed Income Fund        11,463,633     3,486,246   14,949,879

As of September 30, 2005, capital loss carryforwards and post-October losses were as follows:

                                                              FIXED INCOME  GLOBAL   INFLATION PROTECTED
                                                  BOND FUND       FUND     BOND FUND   SECURITIES FUND
-                                               ------------  ------------ --------- -------------------
Capital loss carryforward:
Expires September 30, 2010                      $         --  $        --  $     --       $     --
Expires September 30, 2011                       (73,376,816)  (9,158,202)       --             --
Expires September 30, 2012                                --           --        --             --
Expires September 30, 2013                                --           --        --             --
                                                ------------  ------------ --------- -------------------
Total capital loss carryforward                  (73,376,816)  (9,158,202)       --             --
                                                ------------  ------------ --------- -------------------
Deferred net capital losses (post October 2004)           --           --        --        (10,158)
                                                ------------  ------------ --------- -------------------

                                                INSTITUTIONAL HIGH INTERMEDIATE DURATION INVESTMENT GRADE
                                                   INCOME FUND       FIXED INCOME FUND   FIXED INCOME FUND
-                                               ------------------ --------------------- -----------------
Capital loss carryforward:
Expires September 30, 2010                         $(1,230,714)          $      --           $     --
Expires September 30, 2011                          (6,736,705)                 --                 --
Expires September 30, 2012                                  --                  --                 --
Expires September 30, 2013                                  --              (3,797)                --
                                                ------------------ --------------------- -----------------
Total capital loss carryforward                     (7,967,419)             (3,797)                --
                                                ------------------ --------------------- -----------------
Deferred net capital losses (post October 2004)             --            (121,443)                --
                                                ------------------ --------------------- -----------------

G. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

H. DELAYED DELIVERY COMMITMENTS. Each Fund may purchase or sell securities on a when issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.

I. SECURITIES LENDING. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at not less than 102% of the market value of the loaned securities for U.S. equities and U.S. corporate debt; not less than 105% of the market value of the loaned securities for non-U.S. equities and not less than 100% of the market value of the loaned securities for the U.S. government and agency securities, sovereign debt issuers by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2006, were as follows:

       FUND                                    MARKET VALUE  COLLATERAL
       ----                                    ------------ ------------
       Bond Fund                               $961,906,386 $981,993,796
       Fixed Income Fund                         95,194,372   97,146,936
       Global Bond Fund                          25,560,370   26,113,019
       Inflation Protected Securities Fund        2,354,545    2,403,546
       Institutional High Income Fund            13,197,327   13,526,688
       Intermediate Duration Fixed Income Fund    1,822,391    1,863,856
       Investment Grade Fixed Income Fund        19,006,197   19,390,817

J. INDEMNIFICATIONS. Under the Funds' organizational documents, their officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. PURCHASES AND SALES OF SECURITIES. For the six months ended March 31, 2006, purchases and sales of securities (excluding short-term investments) were as follows:

                                        U.S. GOVERNMENT/AGENCIES       OTHER SECURITIES
                                        ------------------------- ---------------------------
FUND                                     PURCHASES      SALES       PURCHASES       SALES
----                                    ------------ ------------ -------------- ------------
Bond Fund                               $111,073,520 $246,195,676 $1,459,254,826 $ 90,384,117
Fixed Income Fund                                 --      158,645     79,055,143   38,895,195
Global Bond Fund                          82,829,284  132,269,321    302,449,745  427,009,927
Inflation Protected Securities Fund        2,197,829    2,069,954        549,924      366,315
Institutional High Income Fund             1,294,314           --     25,829,184   13,939,792
Intermediate Duration Fixed Income Fund    8,100,809    5,882,226      3,694,338    3,906,988
Investment Grade Fixed Income Fund         6,235,596   42,398,509     36,520,844    7,452,708

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the six months ended March 31, 2006, provided for fees at the following annual percentage rates of each Fund's average daily net assets:

                                        PERCENTAGE OF AVERAGE DAILY NET ASSETS
                                        --------------------------------------
                                          FIRST         NEXT         OVER
FUND                                    $1 BILLION   $2 BILLION   $3 BILLION
----                                    ----------   ----------   ----------
Bond Fund                                 0.60%        0.60%        0.50%
Fixed Income Fund                         0.50%        0.50%        0.50%
Global Bond Fund                          0.60%        0.50%        0.50%
Inflation Protected Securities Fund       0.25%        0.25%        0.25%
Institutional High Income Fund            0.60%        0.60%        0.60%
Intermediate Duration Fixed Income Fund   0.25%        0.25%        0.25%
Investment Grade Fixed Income Fund        0.40%        0.40%        0.40%

MARCH 31, 2006 (UNAUDITED)



Loomis Sayles has contractually agreed, until January 31, 2007, to reduce its management fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund, to the following annual percentage rate of the Fund's average daily net assets:

                                        EXPENSE LIMIT AS A PERCENTAGE OF
                                         AVERAGE DAILY NET ASSETS
                                        --------------------------------
                                        INSTITUTIONAL   RETAIL   ADMIN
FUND                                        CLASS       CLASS    CLASS
----                                    -------------   ------   -----
Bond Fund                                   0.75%       1.00%    1.25%
Fixed Income Fund                           0.65%        --       --
Global Bond Fund                            0.75%       1.00%     --
Inflation Protected Securities Fund         0.40%        --       --
Institutional High Income Fund              0.75%        --       --
Intermediate Duration Fixed Income Fund     0.40%        --       --
Investment Grade Fixed Income Fund          0.55%        --       --

For the six months ended March 31, 2006, the management fees and waivers of management fees for each Fund were as follows:

                                                                           PERCENTAGE OF
                                          GROSS     WAIVER OF     NET      AVERAGE DAILY NET ASSETS
                                        MANAGEMENT  MANAGEMENT MANAGEMENT  ------------------------
FUND                                       FEE         FEE        FEE      GROSS         NET
----                                    ----------- ---------- ----------- -----           -----
Bond Fund                               $12,643,462  $    --   $12,643,462 0.57%        0.57%
Fixed Income Fund                         1,119,240       --     1,119,240 0.50%        0.50%
Global Bond Fund                          3,146,284       --     3,146,284 0.59%        0.59%
Inflation Protected Securities               11,625   11,625            -- 0.25%        0.00%
Institutional High Income Fund              345,641   29,494       316,147 0.60%        0.55%
Intermediate Duration Fixed Income Fund      51,631   39,993        11,638 0.25%        0.06%
Investment Grade Fixed Income Fund          368,922       --       368,922 0.40%        0.40%

For the six months ended March 31, 2006, in addition to the waiver of management fees, other expenses of $40,276 have been reimbursed to the Inflation Protected Securities Fund.

Loomis Sayles has given binding undertakings to certain Funds to defer its management fees and, if necessary, bear certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until the dates indicated above and will be reevaluated on an annual basis.

Loomis Sayles shall be permitted to recover expenses it has borne (whether through reduction of its management fees or otherwise) in later periods to the extend the Funds' expenses fall below the expense limits, provided, however, that the Funds are not obligated to pay such deferred fees more than one year after the end of the fiscal year in which the fee was deferred.

At March 31, 2006, the amounts subject to possible reimbursement under the expense limitation agreement were as follows:

                                            EXPENSES SUBJECT         EXPENSE SUBJECT
                                              TO POSSIBLE              TO POSSIBLE
                                             REIMBURSEMENT            REIMBURSEMENT
FUND                                    UNTIL SEPTEMBER 30, 2006 UNTIL SEPTEMBER 30, 2007
----                                    ------------------------ ------------------------
Bond Fund                                      $1,367,265                $130,143
Fixed Income Fund                                      --                      --
Global Bond Fund                                  755,546                 299,989
Inflation Protected Securities Fund                95,982                  51,901
Institutional High Income Fund                     74,176                  29,494
Intermediate Duration Fixed Income Fund            90,431                  39,993
Investment Grade Fixed Income Fund                 47,078                      --

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by IXIS Asset Management US Group, L.P. ("IXIS US Group") (formerly IXIS Asset Management North America, L.P.), which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly by three large affiliated French financial services entities: the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC (as defined below) and by French regional savings banks known as the Caisses d'Epargne; the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; and CNP Assurances, a large French life insurance company.

B. ADMINISTRATIVE EXPENSE. IXIS Asset Management Advisors, L.P. ("IXIS Advisors") performs certain administrative services to the Funds and has subcontracted with State Street Bank to serve as sub-administrator. Pursuant to an agreement among the Loomis Sayles Funds Trusts (the Trust and Loomis Sayles Funds II), IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV and IXIS Cash Management Trust ("IXIS Advisor Funds Trusts") (collectively, the "Trusts"), and IXIS Advisors, each Fund paid IXIS Advisors its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

             (1)Percentage of Average Daily Net Assets

                       FIRST         NEXT       OVER
                       $5 BILLION $5 BILLION $10 BILLION
                       ---------- ---------- -----------
                          0.0675%    0.0625%     0.0500%

             or

             (2)Each Fund's pro rata portion, allocated based on the combined assets of the Loomis Sayles Funds Trusts and the IXIS Advisor Funds Trusts, of the annual aggregate minimum fee of $5 million.

For the six months ended March 31, 2006, fees paid to IXIS Advisors for administrative fees were as follows:

                                        ADMINISTRATIVE
FUND                                         FEES
----                                    --------------
Bond Fund                                 $1,377,242
Fixed Income Fund                            114,040
Global Bond Fund                             289,221
Inflation Protected Securities Fund            2,119
Institutional High Income Fund                33,398
Intermediate Duration Fixed Income Fund       10,165
Investment Grade Fixed Income Fund            44,576

C. SERVICE AND DISTRIBUTION FEES. The Trust has entered into a distribution agreement with IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), a wholly owned subsidiary of IXIS US Group. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of the various Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, Bond Fund and Global Bond Fund have adopted Distribution Plans relating to each Fund's Retail Class shares (the "Retail Class Plan") and Bond Fund has adopted a separate Distribution Plan relating to its Admin Class shares (the "Admin Class Plan").

Under the respective Retail Class and Admin Class Plans, each Fund pays IXIS Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Retail Class and Admin Class Shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Retail Class and Admin Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Bond Fund may pay a shareholder service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

D. TRUSTEES FEES AND EXPENSES. The Funds do not pay any compensation directly to its officers or Trustees who are directors, officers or employees of IXIS Advisors, IXIS Distributors, IXIS US Group, Loomis Sayles or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each committee member receives $4,000 or $5,000 for each contract and governance or audit committee meeting, respectively, that he or she attends in person and $2,000 or $2,500 for each contract and governance or audit committee

MARCH 31, 2006 (UNAUDITED)


meeting, respectively, that he or she attends telephonically. These fees are allocated among the funds in the Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to November 18, 2005, the Trusts had co-chairmen of the Board. Prior to October 1, 2005, each independent Trustee received, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees that he or she attended. The co-chairmen of the Board each received an additional annual retainer of $25,000. Each committee chairman received an additional retainer fee at the annual rate of $7,000. Each committee member received $3,750 for each committee meeting that he or she attended. In addition, during the period October 1, 2005 to November 18, 2005, each co-chairman received an additional one-time payment of $25,000 as compensation for their services as chairman.

Prior to January 1, 2006, each committee member was compensated $4,000 for each Audit Committee meeting that he or she attended in person and $2,000 for such meeting he or she attends telephonically.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated fund or certain other funds of the Trusts on the normal payment date. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Additionally, the Board of Trustees has approved the use of the Funds' assets to pay their portion of the annual salary for 2005 of an employee at IXIS Advisors who supports the Funds' Chief Compliance Officer. For the period from October 1st through December 31, 2005, each Fund's portion of such expense was approximately $575.

E. REDEMPTION FEES. Shareholders of the Bond Fund and Global Bond Fund will be charged a 2% redemption fee if they redeem, including redeeming by exchange, any class of shares of these Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if shares were acquired on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5. LINE OF CREDIT. Bond Fund, Global Bond Fund and Inflation Protected Securities Fund, together with certain other Funds of the Loomis Sayles Funds Trusts and IXIS Advisor Funds Trusts, participate in a $75 million committed line of credit provided by State Street Bank. Advances under the line are taken primarily for emergency purposes. Interest is charged to a Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a Fund is charged its pro rata portion of a facility fee equal to 0.09% per annum on the unused portion of the line of credit. For the six months ended March 31, 2006, the Funds had no borrowings under the agreement.

6. SHAREHOLDERS. At March 31, 2006, the Loomis Sayles Funded Pension Plan and Trust ("Pension Plan") and the Loomis Sayles Employees' Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                                     PROFIT SHARING
FUND                                    PENSION PLAN RETIREMENT PLAN
----                                    ------------ ---------------
Bond Fund                                $1,013,158    $1,279,452
Global Bond Fund                            682,121       368,937
Inflation Protected Securities Fund              --       235,998
Institutional High Income Fund              308,633       641,092
Intermediate Duration Fixed Income Fund          --        59,165

At March 31, 2006, Loomis Sayles owned 117,533 shares, equating to 12.98% of Inflation Protected Securities Fund shares outstanding. In addition, two individuals affiliated with Institutional High Income Fund held approximately 15.96% of the Fund's total outstanding shares.

At March 31, 2006, two shareholders individually owned more than 5% of the Loomis Sayles Fixed Income Fund's total outstanding shares, representing, in aggregate, 11.8% of the Fund; five shareholders individually owned more than 5% of the

Loomis Institutional High Income Fund's total outstanding shares, representing, in aggregate, 39.1% of the Fund; four shareholders individually owned more than 5% of the Loomis Sayles Intermediate Duration Fixed Income Fund's total outstanding shares, representing, in aggregate, 58.1% of the Fund; one shareholder owned 5.6% of the Loomis Sayles Investment Grade Fixed Income Fund's total outstanding shares; and two shareholders individually owned more than 5% of the Loomis Sayles Inflation Protected Securities Fund's total outstanding shares, representing, in aggregate, 20.4% of the Fund.

7. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest without par value. Transactions in capital shares were as follows:

                                                            BOND FUND

                                     Six Months Ended March 31, 2006 Year Ended September 30, 2005
                                     ------------------------------  ---------------------------

                                        Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  -----------    -------------    -----------   --------------
Issued from the sale of shares        51,746,315    $ 713,468,192     91,412,221   $1,257,934,435
Issued in connection with the
  reinvestment of distributions        8,019,398      108,937,907     11,561,959      158,018,772
Redeemed                             (22,747,288)    (312,698,912)   (39,402,964)    (541,014,444)
                                     -----------    ---------------  -----------   --------------
Net change                            37,018,425    $ 509,707,187     63,571,216   $  874,938,763
                                     -----------    ---------------  -----------   --------------

                                        Shares          Amount          Shares         Amount
RETAIL CLASS                         -----------    -------------    -----------   --------------
Issued from the sale of shares        49,068,915    $ 674,979,801     35,692,125   $  490,508,671
Issued in connection with the
  reinvestment of distributions        2,319,539       31,479,355      1,745,321       23,833,032
Redeemed                              (7,647,503)    (104,936,809)    (6,581,827)     (90,157,251)
                                     -----------    ---------------  -----------   --------------
Net change                            43,740,951    $ 601,522,347     30,855,619   $  424,184,452
                                     -----------    ---------------  -----------   --------------

                                        Shares          Amount          Shares         Amount
ADMIN CLASS                          -----------    -------------    -----------   --------------
Issued from the sale of shares         1,944,400    $  26,633,576      3,478,648   $   47,747,890
Issued in connection with the
  reinvestment of distributions          158,058        2,138,018        152,572        2,079,871
Redeemed                                (460,643)      (6,318,044)      (993,193)     (13,593,996)
                                     -----------    ---------------  -----------   --------------
Net change                             1,641,815    $  22,453,550      2,638,027   $   36,233,765
                                     -----------    ---------------  -----------   --------------

                                                        FIXED INCOME FUND

                                     Six Months Ended March 31, 2006 Year Ended September 30, 2005
                                     ------------------------------  ---------------------------

                                        Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  -----------    -------------    -----------   --------------
Issued from the sale of shares         1,135,787    $  15,103,417      4,870,508   $   65,628,272
Issued in connection with the
  reinvestment of distributions        2,493,635       32,243,962      2,602,690       34,745,909
Issued from subscriptions-in-kind*            --               --      2,073,596       28,905,923
Redeemed                                (273,295)      (3,623,308)    (3,270,866)     (45,004,375)
                                     -----------    ---------------  -----------   --------------
Net change                             3,356,127    $  43,724,071      6,275,928   $   84,275,729
                                     -----------    ---------------  -----------   --------------
*Issued in exchange for portfolio securities contributed to the Fund in-kind by such shareholders on September 1, 2005. Contribution includes $28,641,780 of securities and
 $264,143 in receivables.

MARCH 31, 2006 (UNAUDITED)


                                                        GLOBAL BOND FUND

                                     Six Months Ended March 31, 2006 Year Ended September 30, 2005
                                     ------------------------------  ----------------------------

                                        Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  -----------    -------------    -----------   -------------
Issued from the sale of shares         9,419,000    $ 140,430,434     19,500,004   $ 310,767,699
Issued in connection with the
  reinvestment of distributions        1,389,221       20,449,336        627,540      10,021,422
Issued from subscriptions-in-kind*            --               --      1,155,839      18,435,637
Redeemed                              (7,788,203)    (117,758,995)    (4,185,435)    (65,939,216)
                                     -----------    ---------------  ------------  --------------
Net change                             3,020,018    $  43,120,775     17,097,948   $ 273,285,542
                                     -----------    ---------------  ------------  --------------

                                        Shares          Amount          Shares         Amount
RETAIL CLASS                         -----------    -------------    -----------   -------------
Issued from the sale of shares         7,843,437    $ 116,537,871     28,840,330   $ 455,133,214
Issued in connection with the
  reinvestment of distributions        1,598,057       23,363,589        907,874      14,388,945
Redeemed                             (21,274,899)    (319,522,022)   (11,155,213)   (174,760,978)
                                     -----------    ---------------  ------------  --------------
Net change                           (11,833,405)   $(179,620,562)    18,592,991   $ 294,761,181
                                     -----------    ---------------  ------------  --------------
*Issued in exchange for portfolio securities contributed to the Fund in-kind by such shareholders on September 1, 2005. Contribution includes $18,222,555 of securities and
 $213,082 in receivables.

                                               INFLATION PROTECTED SECURITIES FUND

                                     Six Months Ended March 31, 2006 Year Ended September 30, 2005
                                     ------------------------------  ----------------------------

                                        Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  -----------    -------------    -----------   -------------
Issued from the sale of shares           117,855    $   1,252,529        459,666   $   5,048,080
Issued in connection with the
  reinvestment of distributions           25,207          263,755         36,320         397,083
Redeemed                                 (95,525)      (1,018,711)      (309,076)     (3,406,928)
                                     -----------    ---------------  ------------  --------------
Net change                                47,537    $     497,573        186,910   $   2,038,235
                                     -----------    ---------------  ------------  --------------

                                                 INSTITUTIONAL HIGH INCOME FUND

                                     Six Months Ended March 31, 2006 Year Ended September 30, 2005
                                     ------------------------------  ----------------------------

                                        Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  -----------    -------------    -----------   -------------
Issued from the sale of shares         1,664,438    $  12,791,917      3,042,553   $  23,344,866
Issued in connection with
  the reinvestment of distributions      829,984        6,050,584        790,982       5,853,273
Redeemed                                (375,661)      (2,952,477)    (2,604,281)    (19,743,592)
                                     -----------    ---------------  ------------  --------------
Net change                             2,118,761    $  15,890,024      1,229,254   $   9,454,547
                                     -----------    ---------------  ------------  --------------

                                             INTERMEDIATE DURATION FIXED INCOME FUND

                                     Six Months Ended March 31, 2006 Year Ended September 30, 2005
                                     ------------------------------  ----------------------------

                                        Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  -----------    -------------    -----------   -------------
Issued from the sale of shares           215,163    $   2,051,359      1,175,599   $  11,509,900
Issued in connection with
  the reinvestment of distributions       73,085          694,785        128,411       1,250,698
Redeemed                                (129,650)      (1,235,985)      (202,398)     (1,979,131)
                                     -----------    ---------------  ------------  --------------
Net change                               158,598    $   1,510,159      1,101,612   $  10,781,467
                                     -----------    ---------------  ------------  --------------

                                             INVESTMENT GRADE FIXED INCOME FUND

                                     Six Months Ended March 31, 2006 Year Ended September 30, 2005
                                     ------------------------------  ----------------------------

                                       Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  ----------     ------------     ----------    ------------
Issued from the sale of shares        1,485,074     $ 18,651,743      1,765,601    $ 23,512,683
Issued in connection with
  the reinvestment of distributions   1,206,128       14,904,933        978,295      13,091,992
Redeemed                             (2,120,619)     (26,386,567)    (1,762,704)    (23,270,344)
                                     ----------     ---------------  ------------  --------------
Net change                              570,583     $  7,170,109        981,192    $ 13,334,331
                                     ----------     ---------------  ------------  --------------

[LOGO] LS LOOMIS SAYLES FUNDS

         Loomis Sayles High Income Opportunities Fund
         Loomis Sayles Securitized Asset Fund


                    TABLE OF CONTENTS

                    Fund and Manager Review               1

                    Portfolio of Investments              5

                    Statements of Assets and Liabilities 15

                    Statements of Operations             16

                    Statements of Changes in Net Assets  17

                    Financial Highlights                 19

                    Notes to Financial Statements        21

         SEMIANNUAL REPORT
         MARCH 31, 2006 (Unaudited)

FUND AND MANAGER REVIEW

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

[PHOTO]


                                 MATTHEW EAGAN
                           Manager Since April 2004

[PHOTO]

Kathleen Gaffney
                               KATHLEEN GAFFNEY
                           Manager Since April 2004
[PHOTO]

Daniel Fuss
                                   DAN FUSS
                           Manager Since April 2004

[PHOTO]


                                 ELAINE STOKES
                           Manager Since April 2004

 KEY FUND FACTS
 SYMBOL | LSIOX
 OBJECTIVE | High current income. Capital appreciation is the Fund's secondary objective.
 STRATEGY | Invests substantially all of its assets, and may invest up to 100% of its assets, in high income securities. High income securities are fixed-income securities that Loomis Sayles believes have the potential to generate relatively high levels of current income.
 FUND INCEPTION DATE | 4/01/04
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 4/13/04
 EXPENSE RATIO | 0.00%*
 TOTAL NET ASSETS | $29.1 million
*All fees are paid by investors indirectly through separately negotiated advisory relationships with the Fund's Advisor or through "wrap fee" programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or IXIS Asset Management Advisors, L.P.


PORTFOLIO REVIEW
The Fund underperformed its Benchmark, the Lehman High Yield Index, for the six months ended March 31, 2006, primarily because the securities in the Fund's portfolio were higher average quality relative to the Benchmark. Because we strive to maintain an overall credit quality of "BB," the Fund tends to invest in more securities at the higher quality end of the high yield sector than the Benchmark. In addition, we also may invest in investment grade credit. In general, lower-quality securities outperformed during the period as investors searched for yield in a low-return environment. Investment grade corporate spreads changed little during the period, and demand for the sector has been softening despite healthy corporate profits and an upbeat economy.

On the positive side, the Fund's out-of-Benchmark allocations to emerging market debt and convertible bonds made the greatest contributions to relative performance during the period. Emerging market debt continued to see strong inflows, reflecting the sector's improving credit quality characteristics and attractive yields. Brisk demand for emerging market securities caused spreads to tighten to near-record levels. Strong issue selection within the technology and wire-line industries boosted performance within the convertibles sector.

Strong issue selection within the media/cable industry boosted performance, while holdings in sovereign bonds benefited from strong demand for emerging market securities. From an individual-security perspective, the Fund's position in US-dollar-denominated Federal Republic of Brazil bonds had the most positive impact on relative performance.

The Fund's allocation to the auto industry detracted from relative performance during the period due to bankruptcies and other negative news. Among individual holdings, the Fund's position in Calpine, a utility company that filed for bankruptcy during the period, had the most negative impact on performance and it was sold.

OUTLOOK

The current environment of solid profit growth, low defaults and favorable lending terms provides a favorable backdrop for the credit sectors. After a strong first quarter, US economic growth may slow in the second quarter, but we anticipate a healthy growth rate for the balance of 2006.

From a strategic perspective, the high yield sector appears fairly valued, as economic conditions remain favorable and spreads stay within our expected range. However, from a shorter-term, tactical point of view, the market looks rich and vulnerable to spreads snapping back to the middle or wider end of the range. Therefore, although we see select, attractive opportunities within the high yield market, our overall assessment is one of caution. We believe investors may benefit from "playing the range," lightening up on high yield while spreads are tight and moving back in if spreads widen. Down the road, if the economy starts to slow dramatically or the default rate begins to rise, we would consider significantly reducing exposure to high yield.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2006

                                                     SINCE
                         6 MONTHS*      1 YEAR    INCEPTION(a)
                         ----------------------------------------

                         LOOMIS SAYLES HIGH INCOME OPPORTUNITIES
                         FUND
                           3.53%         8.05%        9.71%
                         ----------------------------------------

                         LEHMAN HIGH YIELD INDEX(b)
                           3.58          7.43         7.13
                         ----------------------------------------

                         LIPPER HIGH CURRENT YIELD FUNDS INDEX(b)
                           3.58          7.14         7.01
                         ----------------------------------------

 * Not annualized


CUMULATIVE PERFORMANCE

 INCEPTION TO MARCH 31, 2006


                                     [CHART]

                 Loomis Sayles                                  Lipper High
                  High Income          Lehman High             Current Yield
              Opportunities Fund   Yield Index/(a)//(b)/   Funds Index/(a)//(b)/
              ------------------   ---------------------   ---------------------
   4/12/2004       $10,000                $10,000                 $10,000
   4/30/2004         9,850                  9,932                   9,977
   5/31/2004         9,681                  9,764                   9,823
   6/30/2004         9,901                  9,904                   9,961
   7/31/2004        10,071                 10,038                  10,040
   8/31/2004        10,389                 10,235                  10,204
   9/30/2004        10,590                 10,384                  10,345
  10/31/2004        10,852                 10,572                  10,529
  11/30/2004        10,992                 10,699                  10,679
  12/31/2004        11,273                 10,858                  10,840
   1/31/2005        11,305                 10,844                  10,813
   2/28/2005        11,580                 11,004                  10,979
   3/31/2005        11,107                 10,684                  10,687
   4/30/2005        10,942                 10,580                  10,562
   5/31/2005        11,206                 10,768                  10,732
   6/30/2005        11,461                 10,979                  10,904
   7/31/2005        11,640                 11,171                  11,074
   8/31/2005        11,685                 11,192                  11,126
   9/30/2005        11,591                 11,080                  11,054
  10/31/2005        11,449                 11,003                  10,963
  11/30/2005        11,483                 11,061                  11,063
  12/31/2005        11,619                 11,156                  11,165
   1/31/2006        11,800                 11,334                  11,309
   2/28/2006        11,983                 11,409                  11,404
   3/31/2006        11,999                 11,478                  11,450


Data quoted reflects past performance and cannot guarantee future results. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Index performance data is not available coincident with the Fund's inception date.

(a) Since Index performance data is not available coincident with the Fund's inception date, the beginning value of the Index is the value as of the month-end closest to the Fund's inception date. (b) See page 4 for a description of the Indices.

WHAT YOU SHOULD KNOW

High yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of the Fund. Securities issued by US government agencies are not issued by, and may not be guaranteed by the US government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES SECURITIZED ASSET FUND

[PHOTO]

Cliff Rowe
                                 CLIFTON ROWE
                           Manager since March 2006

[PHOTO]

Hu Fan

                                    FAN HU
                           Manager since March 2006

The Fund, which launched on March 2, 2006, seeks to generate current income consistent with capital preservation. The Fund's portfolio managers collaborate with a team of in-house analysts to identify attractive total return investments in the securitized asset sector. Our bottom-up security selection process is the primary driver of the portfolio's structure and performance. This process may result in allocations to non-Benchmark sectors, including US Treasury and

 KEY FUND FACTS
 SYMBOL | LSSAX
 OBJECTIVE | High current income consistent with capital preservation.
 STRATEGY | Invest at least 80% of its net assets (plus any borrowings made for investment purposes) in a diversified portfolio of securitized assets, such as mortgage-backed and other asset-backed securities.
 FUND INCEPTION DATE | 3/2/06
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 3/2/06
 EXPENSE RATIO | 0.00%*
 TOTAL NET ASSETS | $11.3 million
*All fees are paid by investors indirectly through separately negotiated advisory relationships with the Fund's Advisor or through "wrap fee" programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or IXIS Asset Management Advisors, L.P.

agency securities. We build a Fund consistent with the analysts' ideas, Benchmark characteristics and prospectus guidelines. The resulting portfolio is designed to seek superior long-term performance relative to the securitized asset indexes and AAA-quality benchmarks. The following commentary covers the period from March 2, 2006, the Fund's inception date, through March 31, 2006.

PORTFOLIO REVIEW

In the current flat yield curve environment, short maturity securities have only a slight yield disadvantage, and their price movement is much less sensitive to interest rate moves. Accordingly, shorter maturity securities generally outperformed longer maturity securities. Despite their yield advantages, securitized bonds generally underperformed US Treasury securities with similar maturities, as higher interest rates fueled concerns of declining principal prepayments and extending durations. When interest rates are high, mortgage borrowers tend to prepay at a slower rate. For investors in mortgage-backed securities, this reduces the amount of principal available to reinvest at the new, higher interest rates.

Within the securitized sectors, bonds with the least prepayment risk offered the best performance, as interest rates rose and duration extension concerns grew. In particular, commercial mortgage-backed securities (CMBS) outperformed. Typically, CMBS are protected from prepayment variability through prepayment penalties and other measures that serve to mitigate a borrower's ability to retire principal early. Asset-backed securities (ABS) may have similar protections, but the loans that back these bonds tend to have relatively small balances compared to mortgage loans, so they are less likely to be refinanced in response to interest rate moves.

Mortgage-backed securities (MBS) were relative underperformers during the period. As interest rates rose to levels not seen in several years, investors worried that principal prepayment might slow significantly. Expectations of slower prepayments generally result in longer duration estimates for MBS, and longer durations lead to declining prices when interest rates rise.

OUTLOOK

We believe the yield curve may remain relatively flat in the intermediate term, potentially accompanied by a modest decline in rates. The relatively flat yield curve offers little incentive for investors seeking higher income to extend duration. Nevertheless, in a stable interest rate environment we anticipate that our MBS holdings should perform well because of their income advantages and potential price appreciation. We will continue to evaluate the effect of higher interest rates on the housing and MBS markets.

ADDITIONAL INFORMATION

INDEX DEFINITIONS
Lipper High Current Yield Funds Index is an equally weighted, unmanaged index of typically the 30 largest mutual funds within the high current yield funds investment objective.
Source: Lipper, Inc.

Lehman High Yield Index is a market-weighted, unmanaged index of fixed-rate, non-investment grade debt.
Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Indexes are unmanaged and do not have expenses that affect results, unlike most mutual funds. It is not possible to invest directly in an index.

PROXY VOTING INFORMATION
A description of the Funds' proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330;
(ii) on the Funds' website, www.loomissayles.com, and (iii) on the SEC's website at www.sec.gov. Information about how Loomis Sayles High Income Opportunities Fund voted proxies relating to portfolio securities during the 12 months ended June 30, 2005 is available on (i) the Fund's website and (ii) the SEC's website. Loomis Sayles Securitized Asset Fund commenced operations on March 2, 2006.

QUARTERLY PORTFOLIO SCHEDULES
The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Loomis Sayles High Income Opportunities Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Loomis Sayles Securitized Asset Fund commenced operation on March 2, 2006 and has not yet filed a Form N-Q.

UNDERSTANDING YOUR FUND'S EXPENSES

Typically, mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. However, the Funds are unlike other mutual funds; they do not charge any fees or expenses.

You should be aware that shares in the Funds are available only to institutional investment advisory clients of Loomis, Sayles & Company, L.P. and IXIS Asset Management Advisors, L.P. ("IXIS Advisors") and to participants in "wrap-fee" programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Funds, Loomis Sayles or IXIS Advisors. The institutional investment advisory clients of Loomis Sayles and IXIS Advisors pay Loomis Sayles or IXIS Advisors a fee for their investment advisory services, while participants in "wrap fee" programs pay a "wrap" fee to the program's sponsor. The "wrap fee" program sponsors, in turn, pay a fee to IXIS Advisors. "Wrap fee" program participants should read carefully the wrap fee brochure provided to them by their program's sponsor and the fees paid by such sponsor to IXIS Advisors. Shareholders pay no additional fees or expenses to purchase shares of the Funds. However, shareholders will indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses, that are borne by the Funds through a reduction in each Fund's net asset value.

The first line in each Fund's table below shows the actual amount of Fund expenses ($0) you would have paid on a $1,000 investment in the Fund from October 1, 2005 (or commencement of operations, if later) through March 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses.

The second line in each Fund's table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (0%) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

                                                 Beginning          Ending           Expenses Paid
                                               Account Value     Account Value       During Period
Institutional Class                               10/1/05           3/31/06        10/1/05 - 3/31/06*
-------------------                            -------------     -------------     ------------------
Actual                                           $1,000.00         $1,035.30             $0.00
Hypothetical (5% return before expenses)         $1,000.00         $1,024.93             $0.00
*Expenses are equal to the Fund's annualized expense ratio of 0.00% for the Institutional Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

LOOMIS SAYLES SECURITIZED ASSET FUND

                                                 Beginning           Ending            Expenses Paid
                                               Account Value      Account Value        During Period
Institutional Class                               3/2/06             3/31/06         3/2/06 - 3/31/06*
-------------------                            -------------      -------------      -----------------
Actual                                           $1,000.00          $  997.00              $0.00
Hypothetical (5% return before expenses)         $1,000.00          $1,004.11              $0.00
*Expenses are equal to the Fund's annualized expense ratio of 0.00% for the Institutional Class, multiplied by the average account value over the period, multiplied by 30/365 (to reflect the period from commencement of operations).

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

                                                                 PRINCIPAL AMOUNT  VALUE (+)
--------------------------------------------------------------------------------------------

BONDS AND NOTES - 88.6% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 85.2%

AIRLINES - 1.2%
American Airlines, Inc., Series 93A6, 8.040%, 9/16/2011                $  163,098 $  144,901
Continental Airlines, Inc., Series 1997-4B, 6.900%, 1/02/2017             110,912    104,201
Continental Airlines, Inc., Series 2000-2, 8.307%, 10/02/2019              16,612     15,985
Continental Airlines, Inc., Series 2001-1B, 7.373%, 12/15/2015             89,446     85,530
                                                                                  ----------
                                                                                     350,617
                                                                                  ----------

AUTOMOTIVE - 9.0%
Cummins Engine Co., Inc., 7.125%, 3/01/2028                               150,000    153,000
Delphi Automotive Systems Corp., 6.550%, 6/15/2006(b)                      35,000     21,525
Delphi Automotive Systems Corp., 7.125%, 5/01/2029(b)                      35,000     21,525
Ford Motor Co., 6.375%, 2/01/2029                                         150,000     99,750
Ford Motor Co., 6.625%, 10/01/2028                                        260,000    174,200
Ford Motor Co., 7.450%, 7/16/2031(c)                                      200,000    148,500
Ford Motor Credit Co., 5.700%, 1/15/2010                                  755,000    670,004
Ford Motor Credit Co., 7.000%, 10/01/2013                                 200,000    178,881
General Motors Acceptance Corp., 6.750%, 12/01/2014(c)                    455,000    409,593
General Motors Acceptance Corp., 6.875%, 9/15/2011                        150,000    139,812
General Motors Acceptance Corp., 8.000%, 11/01/2031(c)                    495,000    467,826
Goodyear Tire & Rubber Co., 7.000%, 3/15/2028(c)                          160,000    134,000
Tenneco Automotive, Inc., 8.625%, 11/15/2014(c)                            10,000     10,000
                                                                                  ----------
                                                                                   2,628,616
                                                                                  ----------

BUILDING MATERIALS - 0.2%
Texas Industries, Inc., 7.250%, 7/15/2013                                  70,000     72,100
                                                                                  ----------

CHEMICALS - 3.0%
Borden, Inc., 7.875%, 2/15/2023                                            85,000     70,337
Borden, Inc., 8.375%, 4/15/2016                                           175,000    161,000
Hercules, Inc., 6.500%, 6/30/2029                                         300,000    237,000
IMC Global, Inc., 7.300%, 1/15/2028                                        50,000     46,188
LPG International, Inc., 7.250%, 12/20/2015, 144A                         100,000    100,380
Methanex Corp., 6.000%, 8/15/2015                                         150,000    140,965
Nalco Finance Holdings LLC, Zero Coupon Bond
 (step to 9.00% on 2/01/09), 2/01/2014(d)                                  43,000     32,465
Polyone Corp., 8.875%, 5/01/2012(c)                                        80,000     82,000
                                                                                  ----------
                                                                                     870,335
                                                                                  ----------

CONSTRUCTION MACHINERY - 0.7%
Case Credit Corp., 6.750%, 10/21/2007                                     100,000    100,375
Great Lakes Dredge & Dock Corp., 7.750%, 12/15/2013(c)                     35,000     32,725
United Rentals North America, Inc., 7.000%, 2/15/2014                      75,000     72,188
                                                                                  ----------
                                                                                     205,288
                                                                                  ----------

CONSUMER CYCLICAL SERVICES - 0.4%
Alderwoods Group, Inc., 7.750%, 9/15/2012                                  25,000     25,688
Service Corp. International, 7.500%, 6/15/2017, 144A                       85,000     86,487
                                                                                  ----------
                                                                                     112,175
                                                                                  ----------

CONSUMER NON-CYCLICAL SERVICES - 0.1%
Jostens IH Corp., 7.625%, 10/01/2012                                       25,000     24,688
                                                                                  ----------

                                                      PRINCIPAL AMOUNT  VALUE (+)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

CONSUMER PRODUCTS - 1.4%
Church & Dwight Co., Inc., 6.000%, 12/15/2012               $  130,000 $  127,887
Spectrum Brands Inc., 7.375%, 2/01/2015(c)                     315,000    274,050
                                                                       ----------
                                                                          401,937
                                                                       ----------

ELECTRIC - 5.9%
AES Corp., 7.750%, 3/01/2014(c)                                160,000    168,000
Allegheny Energy Supply Co., LLC, 7.800%, 3/15/2011             40,000     42,550
Allegheny Generating Co., 6.875%, 9/01/2023                    100,000     97,375
Dynegy Holdings, Inc., 7.125%, 5/15/2018                       125,000    114,375
Dynegy Holdings, Inc., 8.375%, 5/01/2016 144A                  280,000    278,600
Edison Mission Energy, 7.730%, 6/15/2009                       210,000    215,250
Empresa Nacional de Electricidad SA (Endesa-Chile),
 7.875%, 2/01/2027                                              45,000     48,489
Enersis SA, 7.375%, 1/15/2014                                   50,000     52,315
Enersis SA, 7.400%, 12/01/2016                                 175,000    184,174
NGC Corporation Capital Trust I, Series B,
 8.316%, 6/01/2027                                             220,000    193,600
NRG Energy, Inc., 7.250%, 2/01/2014                             45,000     45,731
NRG Energy, Inc., 7.375%, 2/01/2016                            130,000    132,762
TECO Energy, Inc., 7.200%, 5/01/2011                           125,000    130,313
                                                                       ----------
                                                                        1,703,534
                                                                       ----------

GAMING - 0.9%
Harrah's Operating Co., Inc., 5.750%, 10/01/2017               285,000    269,867
                                                                       ----------

HEALTHCARE - 5.1%
Accellent, Inc., 10.500%, 12/01/2013                           125,000    133,438
Columbia/HCA Healthcare Corp., 7.580%, 9/15/2025               175,000    169,436
HCA, Inc., 7.050%, 12/01/2027                                  350,000    319,257
HCA, Inc., 7.500%, 11/06/2033                                  550,000    538,542
IASIS Healthcare, 8.750%, 6/15/2014                            320,000    320,000
                                                                       ----------
                                                                        1,480,673
                                                                       ----------

HOME CONSTRUCTION - 5.1%
D.R. Horton, Inc., 5.625%, 1/15/2016                           300,000    279,095
Desarrolladora Homex SA, 7.500%, 9/28/2015                     420,000    407,400
Hovnanian K Enterprises, Inc., 6.250%, 1/15/2016               350,000    317,266
Hovnanian K Enterprises, Inc., 6.375%, 12/15/2014               90,000     83,215
Hovnanian K Enterprises, Inc., 6.500%, 1/15/2014               115,000    107,835
KB Home, 7.250%, 6/15/2018                                     280,000    275,476
                                                                       ----------
                                                                        1,470,287
                                                                       ----------

INDEPENDENT/ENERGY - 2.3%
Astoria Depositor Corp., 8.144%, 5/01/2021, 144A               150,000    157,500
Chesapeake Energy Corp., 6.500%, 8/15/2017                      55,000     54,312
Chesapeake Energy Corp., 6.875%, 1/15/2016                     100,000    100,750
Chesapeake Energy Corp., 6.875%, 11/15/2020, 144A              320,000    322,400
Swift Energy Co., 7.625%, 7/15/2011                             20,000     20,200
                                                                       ----------
                                                                          655,162
                                                                       ----------

INTEGRATED/ENERGY - 0.6%
Cerro Negro Finance Ltd., 7.900%, 12/01/2020, 144A              90,000     88,200

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                          PRINCIPAL AMOUNT VALUE (+)
------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

INTEGRATED/ENERGY - CONTINUED
Petrozuata Finance, Inc., 8.220%, 4/01/2017, 144A                $  95,000  $ 93,575
                                                                           ---------
                                                                             181,775
                                                                           ---------

LODGING - 0.2%
Host Marriott LP, Series 0, 6.375%, 3/15/2015(c)                    50,000    49,188
                                                                           ---------

MEDIA CABLE - 2.9%
Charter Communications Operating LLC/CAP,
 8.000%, 4/30/2012, 144A                                           170,000   169,150
Comcast Corp., 5.650%, 6/15/2035                                    80,000    69,724
CSC Holdings, Inc., 7.250%, 4/15/2012, 144A                        215,000   210,163
CSC Holdings, Inc., 7.875%, 2/15/2018                              310,000   310,387
PanAmSat Corp., 6.875%, 1/15/2028                                   25,000    22,250
Rogers Cable, Inc., 5.500%, 3/15/2014                               75,000    71,063
                                                                           ---------
                                                                             852,737
                                                                           ---------

MEDIA NON-CABLE - 1.5%
Dex Media, Inc., 8.000%, 11/15/2013                                 30,000    30,900
Echostar DBS Corp., 7.125%, 2/01/2016, 144A                        275,000   270,531
R.H. Donnelley Corp., Series A, 6.875%, 1/15/2013, 144A            150,000   140,250
                                                                           ---------
                                                                             441,681
                                                                           ---------

METALS & MINING - 2.2%
Glencore Funding LLC, 6.000%, 4/15/2014, 144A                      155,000   147,560
International Steel Group, Inc., 6.500%, 4/15/2014                  75,000    74,625
Novelis, Inc., 7.750%, 2/15/2015, 144A                              70,000    67,200
Vale Overseas Ltd., 6.250%, 1/11/2016                              145,000   142,644
Vale Overseas Ltd., 8.250%, 1/17/2034                              175,000   200,812
                                                                           ---------
                                                                             632,841
                                                                           ---------

OIL FIELD SERVICES - 1.2%
Chart Industries, Inc., 9.125%, 10/15/2015, 144A                   130,000   134,225
Grant Prideco, Inc., 6.125%, 8/15/2015                              50,000    48,750
North America Energy Partners, Inc., 8.750%, 12/01/2011             35,000    34,125
Pecom Energia SA, 8.125%, 7/15/2010, 144A                           40,000    41,400
Pride International, Inc., 7.375%, 7/15/2014                        85,000    89,250
                                                                           ---------
                                                                             347,750
                                                                           ---------

PACKAGING - 1.9%
Owens-Illinois, Inc., 7.800%, 5/15/2018                            555,000   550,837
                                                                           ---------

PAPER - 2.4%
Abitibi-Consolidated, Inc., 6.000%, 6/20/2013                       75,000    64,500
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028                      220,000   182,600
Boise Cascade LLC, 7.475%, 10/15/2012(c)(e)                         20,000    20,250
Bowater, Inc., 6.500%, 6/15/2013(c)                                155,000   144,537
Georgia-Pacific Corp., 7.250%, 6/01/2028                            30,000    28,350
Georgia-Pacific Corp., 7.375%, 12/01/2025(c)                       225,000   216,000
Georgia-Pacific Corp., 7.750%, 11/15/2029(c)                        50,000    49,000
Georgia-Pacific Corp., 8.000%, 1/15/2024                             5,000     5,044
                                                                           ---------
                                                                             710,281
                                                                           ---------

                                                        PRINCIPAL AMOUNT  VALUE (+)
-----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

PHARMACEUTICALS - 0.6%
Elan Financial Plc, 7.750%, 11/15/2011                        $  200,000 $  189,500
                                                                         ----------

PIPELINES - 3.1%
El Paso Corp., 6.375%, 2/01/2009, 144A                           240,000    237,300
El Paso Corp., 6.500%, 6/01/2008, 144A                            85,000     84,788
El Paso Corp., 6.950%, 6/01/2028, 144A                           250,000    236,250
Williams Cos., Inc., 7.500%, 1/15/2031                           235,000    243,812
Williams Cos., Inc., 7.750%, 6/15/2031                            85,000     90,100
                                                                         ----------
                                                                            892,250
                                                                         ----------

REAL ESTATE INVESTMENT TRUSTS - 0.6%
Host Marriott LP, Series M, 7.000%, 8/15/2012                    175,000    178,719
                                                                         ----------

RETAILERS - 1.3%
Dillard's, Inc., 6.625%, 1/15/2018(c)                            155,000    144,925
Dillard's, Inc., 7.130%, 8/01/2018                                25,000     23,875
GSC Holdings Corp., 8.000%, 10/01/2012, 144A(c)                  215,000    213,387
                                                                         ----------
                                                                            382,187
                                                                         ----------

SOVEREIGNS - 0.9%
Republic of Brazil, 8.250%, 1/20/2034(c)                         235,000    258,970
                                                                         ----------

SUPERMARKETS - 1.2%
Albertson's, Inc., 6.625%, 6/01/2028                              55,000     44,316
Albertson's, Inc., 7.450%, 8/01/2029                             240,000    211,932
Albertson's, Inc., 7.750%, 6/15/2026                              20,000     18,029
Albertson's, Inc., 8.000%, 5/01/2031(c)                           30,000     27,926
American Stores Co., 8.000%, 6/01/2026                            20,000     19,376
Couche-Tard US/Finance, 7.500%, 12/15/2013                        40,000     41,000
                                                                         ----------
                                                                            362,579
                                                                         ----------

TECHNOLOGY - 9.4%
Affiliated Computer Services, Inc., 5.200%, 6/01/2015             95,000     86,570
Amkor Technology, Inc., 7.750%, 5/15/2013                         40,000     36,800
Amkor Technology, Inc., 10.500%, 5/01/2009(c)                     25,000     24,500
Hynix Semiconductor, Inc., 9.875%, 7/01/2012, 144A                50,000     55,000
Lucent Technologies, Inc., 6.450%, 3/15/2029                     175,000    157,937
Nortel Networks Corp., 6.875%, 9/01/2023                         125,000    114,375
Northern Telecom Capital Corp., 7.875%, 6/15/2026                615,000    593,475
Sanmina-Sci Corp., 6.750%, 3/01/2013(c)                           40,000     38,100
Sungard Data Systems, Inc., 10.250%, 8/15/2015, 144A             100,000    105,250
Unisys Corp., 6.875%, 3/15/2010(c)                               435,000    423,037
Unisys Corp., 8.000%, 10/15/2012                                  25,000     24,563
Xerox Corp., 6.400%, 3/15/2016                                 1,080,000  1,071,900
                                                                         ----------
                                                                          2,731,507
                                                                         ----------

TRANSPORTATION SERVICES - 4.6%
American President Cos. Ltd., 8.000%, 1/15/2024                   25,000     24,813
Atlas Air, Inc., 7.200%, 1/02/2019                                17,942     18,122
Atlas Air, Inc., Series A, 7.380%, 1/02/2018                      36,480     36,845
Atlas Air, Inc., Series B, 7.680%, 1/02/2014                      34,292     31,892
Bombardier, Inc., 7.450%, 5/01/2034, 144A                        935,000    839,162

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                               PRINCIPAL AMOUNT   VALUE (+)
-------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TRANSPORTATION SERVICES - CONTINUED
Overseas Shipholding Group, 7.500%, 2/15/2024                        $  155,000 $   154,612
Stena AB, 7.000%, 12/01/2016                                            190,000     178,600
Stena AB, 7.500%, 11/01/2013                                             45,000      44,437
                                                                                -----------
                                                                                  1,328,483
                                                                                -----------

TREASURIES - 9.3%
U.S. Treasury Note, 3.000%, 12/31/2006(c)                             2,750,000   2,712,295
                                                                                -----------

WIRELESS TELECOMMUNICATION SERVICES - 1.0%
Citizens Communications Co., 7.000%, 11/01/2025                          15,000      13,238
Citizens Communications Co., 9.000%, 8/15/2031                           20,000      21,375
Rogers Wireless, Inc., 6.375%, 3/01/2014                                205,000     204,487
Rogers Wireless, Inc., 7.250%, 12/15/2012                                50,000      52,687
                                                                                -----------
                                                                                    291,787
                                                                                -----------

WIRELINES - 5.0%
Cincinnati Bell Telephone Co., 6.300%, 12/01/2028(c)                    185,000     170,200
Cincinnati Bell, Inc., 8.375%, 1/15/2014                                150,000     152,438
Hanarotelecom, Inc., 7.000%, 2/01/2012, 144A                            405,000     399,713
L-3 Communications Corp., 6.375%, 10/15/2015                             25,000      24,625
Philippine Long Distance Telephone Co., 8.350%, 3/06/2017               150,000     163,687
Qwest Capital Funding, Inc., 6.500%, 11/15/2018                         300,000     288,375
Qwest Capital Funding, Inc., 6.875%, 7/15/2028(c)                       115,000     110,400
Qwest Capital Funding, Inc., 7.625%, 8/03/2021                          140,000     142,450
                                                                                -----------
                                                                                  1,451,888
                                                                                -----------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $24,460,947)                                                   24,792,534
                                                                                -----------

CONVERTIBLE BONDS - 3.4%

AIRLINES - 0.0%
AMR Corp., 4.500%, 2/15/2024                                             10,000      14,000
                                                                                -----------

INDUSTRIAL OTHER - 0.2%
Incyte Corp., 3.500%, 2/15/2011                                          55,000      44,963
                                                                                -----------

MEDIA NON CABLE - 0.2%
Sinclair Broadcast Group, Inc., 4.875%, 7/15/2018                        80,000      70,300
                                                                                -----------

PHARMACEUTICALS - 1.3%
Epix Pharmaceuticals, Inc., 3.000%, 6/15/2024                            45,000      28,913
Human Genome Sciences, Inc., 2.250%, 8/15/2012                           85,000      73,312
Regeneron Pharmaceuticals, Inc., 5.500%, 10/17/2008                     100,000      97,750
Valeant Pharmaceuticals International, 3.000%, 8/16/2010(c)              50,000      43,437
Valeant Pharmaceuticals International, 4.000%, 11/15/2013               160,000     136,800
                                                                                -----------
                                                                                    380,212
                                                                                -----------

TECHNOLOGY - 1.0%
Amkor Technology, Inc., 5.000%, 3/15/2007                                60,000      58,575
Ciena Corp., 3.750%, 2/01/2008                                           55,000      51,975
Kulicke & Soffa Industries, Inc., 0.500%, 11/30/2008                     50,000      42,875
Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010                      45,000      41,737

                                                             PRINCIPAL AMOUNT   VALUE (+)
-----------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TECHNOLOGY - CONTINUED
Maxtor Corp., 5.750%, 3/01/2012(f)                                $    47,000 $    43,240
Nortel Networks Corp., 4.250%, 9/01/2008(c)                            65,000      61,344
                                                                              -----------
                                                                                  299,746
                                                                              -----------

WIRELINES - 0.7%
Level 3 Communications, Inc., 2.875%, 7/15/2010(c)                    115,000     102,781
Level 3 Communications, Inc., 6.000%, 9/15/2009                        45,000      38,138
Level 3 Communications, Inc., 6.000%, 3/15/2010(c)                     65,000      51,594
                                                                              -----------
                                                                                  192,513
                                                                              -----------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $969,432)                                                     1,001,734
                                                                              -----------

TOTAL BONDS AND NOTES
 (Identified Cost $25,430,379)                                                 25,794,268
                                                                              -----------
                                                                       SHARES
-----------------------------------------------------------------------------------------

COMMON STOCKS - 0.3%

WIRELINES - 0.3%
Philippine Long Distance Telephone Co., ADR(c)                          2,569      96,517
                                                                              -----------

TOTAL COMMON STOCKS
 (Identified Cost $70,497)                                                         96,517
                                                                              -----------

PREFERRED STOCKS - 0.6%
CONVERTIBLE PREFERRED STOCKS - 0.6%

CONSUMER PRODUCTS - 0.3%
Newell Financial Trust I, 5.250%                                        1,675      71,816
                                                                              -----------

ELECTRIC - 0.1%
AES Trust III, 6.750%                                                     775      36,161
                                                                              -----------

PIPELINES - 0.2%
El Paso Energy Capital Trust I, 4.750%                                  1,500      54,000
                                                                              -----------

TOTAL PREFERRED STOCKS
 (Identified Cost $162,843)                                                       161,977
                                                                              -----------
                                                             PRINCIPAL AMOUNT
-----------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 24.9%
Tri-Party Repurchase Agreement with Fixed Income Clearing
Corporation, dated 3/31/06 at 2.950% to be repurchased at
$3,112,765 on 4/03/06 collateralized by $3,220,000 U.S.
Treasury Note, 4.000% due 6/15/09 with a value of
$3,177,007 (Note 2g of Notes to Financial Statements)             $ 3,112,000   3,112,000
                                                                              -----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                                SHARES     VALUE (+)
------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - CONTINUED
State Street Navigator Securities Lending Prime
  Portfolio(g)                                               4,119,905  $  4,119,905
                                                                        ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $7,231,905)                                              7,231,905
                                                                        ------------

TOTAL INVESTMENTS - 114.4%
 (Identified Cost $32,895,624)(a)                                         33,284,667
 Other assets less liabilities--(14.4)%                                  (4,183,031)
                                                                        ------------

TOTAL NET ASSETS - 100%                                                 $ 29,101,636
                                                                        ------------

+  See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes.
   Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
   At March 31, 2006, the unrealized appreciation on investments based on cost of $32,897,773 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in
   which there is an excess of value over tax cost                      $    644,970
   Aggregate gross unrealized depreciation for all investments in
   which there is an excess of tax cost over value                         (258,076)
                                                                        ------------
   Net unrealized appreciation                                          $    386,894
                                                                        ------------
(b)Non-income producing security due to default or bankruptcy filing.
(c)All or a portion of this security was on loan to brokers at
   March 31, 2006.
(d)Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(e)Variable rate security. Rate as of March 31, 2006 is disclosed.
(f)Illiquid Security. At March 31, 2006, the value of this security amounted to
   $43,240 or 0.15% of total net assets.
(g)Represents investment of securities lending collateral.

144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the total value of these securities amounted to $4,478,471 or 15.39% of total net assets.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

HOLDINGS AT MARCH 31, 2006 AS A PERCENTAGE OF NET ASSETS

                         Technology               10.4%
                         Treasuries                9.3
                         Automotive                9.0
                         Wirelines                 6.0
                         Electric                  6.0
                         Healthcare                5.1
                         Home Construction         5.1
                         Transportation Services   4.6
                         Pipelines                 3.3
                         Chemicals                 3.0
                         Media Cable               2.9
                         Paper                     2.4
                         Independent/Energy        2.3
                         Metals & Mining           2.2
                         Other, less than 2% each 17.9


                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

LOOMIS SAYLES SECURITIZED ASSET FUND


                                                            PRINCIPAL AMOUNT  VALUE (+)
---------------------------------------------------------------------------------------

BONDS AND NOTES - 80.5% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 80.5%

AGENCY - 67.3%
Federal Home Loan Mortgage Corp. (TBA),
 4.500%, 4/30/2021                                                $  100,000 $   95,437
Federal Home Loan Mortgage Corp. (TBA),
 5.000%, 4/30/2036                                                 1,200,000  1,141,500
Federal Home Loan Mortgage Corp. (TBA),
 6.500%, 4/30/2036                                                   300,000    305,719
Federal Home Loan Mortgage Corp., 4.500%, 3/01/2021                  125,000    119,335
Federal Home Loan Mortgage Corp., 4.500%, 11/01/2035                 130,000    119,919
Federal Home Loan Mortgage Corp., 5.000%, 7/01/2020                   88,584     86,415
Federal Home Loan Mortgage Corp., 5.000%, 3/01/2021                  200,000    194,936
Federal Home Loan Mortgage Corp., 5.000%, 12/01/2035                 204,980    195,080
Federal Home Loan Mortgage Corp., 5.000%, 3/01/2036                  104,990     99,894
Federal Home Loan Mortgage Corp., 5.000%, 4/01/2036                  205,000    195,049
Federal Home Loan Mortgage Corp., 5.500%, 3/01/2021                  120,000    119,211
Federal National Mortgage Association (TBA),
 4.500%, 4/30/2021                                                   200,000    191,188
Federal National Mortgage Association (TBA),
 4.500%, 4/30/2036                                                   100,000     92,219
Federal National Mortgage Association (TBA),
 5.000%, 4/30/2021                                                   100,000     97,469
Federal National Mortgage Association (TBA),
 5.000%, 4/30/2036                                                   500,000    475,937
Federal National Mortgage Association (TBA),
 5.500%, 4/30/2036                                                 1,400,000  1,366,313
Federal National Mortgage Association (TBA),
 5.500%, 4/30/2036                                                   800,000    781,000
Federal National Mortgage Association (TBA),
 6.000%, 4/30/2036                                                   850,000    849,735
Federal National Mortgage Association, 5.000%, 3/01/2021             119,999    116,998
Federal National Mortgage Association, 5.500%, 5/01/2035             200,000    195,281
Federal National Mortgage Association, 5.500%, 2/01/2036             205,000    200,131
Federal National Mortgage Association, 5.500%, 4/01/2036             200,000    195,250
Federal National Mortgage Association, 6.000%, 10/01/2034            115,000    115,048
Federal National Mortgage Association, 6.000%, 3/01/2036             115,000    115,000
Government National Mortgage Association,
 5.500%, 3/15/2036                                                   120,000    118,845
                                                                             ----------
                                                                              7,582,909
                                                                             ----------

ASSET-BACKED SECURITIES - 3.5%
Countrywide Asset Backed Certificates, Series 2004-S1,
 Class A3, 4.615%, 2/25/2035                                         200,000    192,555
Countrywide Asset-Backed Certificates, Series 2006-S1,
 Class A2, 5.549%, 4/25/2036                                         200,000    199,750
                                                                             ----------
                                                                                392,305
                                                                             ----------

AUTO LOAN - 0.9%
Nissan Auto Receivables Owner Trust, Series 2005-A,
 3.820%, 7/15/2010                                                   100,000     97,245
                                                                             ----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                              PRINCIPAL AMOUNT        VALUE (+)
-----------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.8%
Banc of America Commercial Mortgage, Inc., Series
 2005-6, Class A2, 5.165%, 9/10/2047                                $  120,000  $       118,802
Banc of America Commercial Mortgage, Inc., Series
 2005-6, Class A4, 5.354%, 9/10/2047                                   100,000           97,548
Bear Stearns Commercial Mortgage Securities, Series
 2005-T18, Class A2, 4.556%, 2/13/2042                                  60,000           58,339
Bear Stearns Commercial Mortgage Securities, Series
 2001, Class A2, 6.480%, 2/15/2035                                     175,000          182,228
Greenwich Capital Commercial Funding Corp., 5.117%,
 4/10/2037                                                             120,000          118,701
GS Mortgage Securities Corp. II, Series
 2004-GG2, Class A6, 5.396%, 8/10/2038                                 125,000          123,307
JP Morgan Chase Commercial Mortgage Securities
 Corp., Series 2001-CIBC, Class A3, 6.260%, 3/15/2033                  190,000          196,517
Wachovia Bank Commercial Mortgage Trust, Series
 2005-C16, Class A2, 4.380%, 10/15/2041                                100,000           96,706
                                                                                ---------------
                                                                                        992,148
                                                                                ---------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $9,109,047)                                                         9,064,607
                                                                                ---------------

TOTAL BONDS AND NOTES
 (Identified Cost $9,109,047)                                                         9,064,607
                                                                                ---------------

SHORT-TERM INVESTMENTS - 70.1%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 3/31/06 at 2.950% to be
repurchased at $881,217 on 4/03/06 collateralized by
$960,000 U.S. Treasury Note, 3.625% due 5/15/13 with
value of $901,374 (Note 2g of Notes to Financial
Statements)                                                            881,000          881,000
                                                                                ---------------
United States Treasury Bill, 4.348%, 4/20/2006(b)                    7,035,000        7,018,858
                                                                                ---------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $7,899,858)                                                         7,899,858
                                                                                ---------------

TOTAL INVESTMENTS - 150.6%
 (Identified Cost $17,008,905)(a)                                                    16,964,465
 Other assets less liabilities--(50.6)%                                             (5,701,679)
                                                                                ---------------

TOTAL NET ASSETS - 100%                                                         $    11,262,786
                                                                                ---------------

+  See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information (Amortization of premium on debt securities is excluded for tax purposes.):
   At March 31, 2006, the net unrealized depreciation on investments based on cost of $17,008,869 for federal Income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which
   there is an excess of value over tax cost                                    $         4,309
   Aggregate gross unrealized depreciation for all securities in which
   there is an excess of tax cost over value                                           (48,713)
                                                                                ---------------
   Net unrealized depreciation                                                  $      (44,404)
                                                                                ---------------
(b)All or a portion of this security has been segregated to cover collateral requirements on TBA obligations.

TBATo Be Announced (see Note 2h of Notes to Financial Statements).

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

HOLDINGS AT MARCH 31, 2006 AS A PERCENTAGE OF NET ASSETS
--------------------------------------------------------------------------------

                  Agency                                67.3%
                  Commercial Mortgage-Backed Securities  8.8
                  Asset-Backed Securities                3.5
                  Other, less than 2% each               0.9

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2006 (UNAUDITED)



                                                            HIGH INCOME
                                                           OPPORTUNITIES   SECURITIZED
                                                               FUND        ASSET FUND
---------------------------------------------------------------------------------------
ASSETS
 Investments at cost                                        $ 32,895,624  $ 17,008,905
 Net unrealized appreciation (depreciation)                      389,043       (44,440)
                                                            ------------  ------------
   Investments at value                                       33,284,667    16,964,465
 Cash                                                                128           598
 Securities lending income receivable                                923            --
 Receivable for Fund shares sold                                 330,958     2,896,484
 Dividends and interest receivable                               452,706        24,764
                                                            ------------  ------------
    TOTAL ASSETS                                              34,069,382    19,886,311
                                                            ------------  ------------

LIABILITIES
 Payable for securities purchased                                841,795     8,623,525
 Collateral on securities loaned, at value (Note 2)            4,119,905            --
 Payable for Fund shares redeemed                                  5,836            --
 Payable for foreign taxes                                           210            --
                                                            ------------  ------------
    TOTAL LIABILITIES                                          4,967,746     8,623,525
                                                            ------------  ------------
NET ASSETS                                                  $ 29,101,636  $ 11,262,786
                                                            ------------  ------------
Net assets consist of:
 Paid-in capital                                              28,615,301    11,292,640
 Undistributed net investment income                             126,038        15,133
 Accumulated net realized loss on investments                    (28,746)         (547)
 Net unrealized appreciation (depreciation) on investments       389,043       (44,440)
                                                            ------------  ------------
NET ASSETS                                                  $ 29,101,636  $ 11,262,786
                                                            ------------  ------------

NET ASSET VALUE AND OFFERING PRICE
INSTITUTIONAL CLASS:
 Net assets                                                 $ 29,101,636  $ 11,262,786
                                                            ------------  ------------
 Shares of beneficial interest                                 2,788,358     1,129,297
                                                            ------------  ------------
 Net asset value, offering and redemption price per share   $      10.44  $       9.97
                                                            ------------  ------------
Value of securities on loan (Note 2)                        $  4,044,214  $         --
                                                            ------------  ------------

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2006 (UNAUDITED)


                                                                      HIGH INCOME
                                                                     OPPORTUNITIES   SECURITIZED
                                                                         FUND       ASSET FUND(a)
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                $   5,149       $     --
Interest                                                                   600,779         15,133
Securities lending income                                                    6,648             --
Less foreign taxes withheld                                                   (375)            --
                                                                         ---------  -------------
Net investment income                                                      612,201         15,133
                                                                         ---------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized loss on investments--net                                          (29,804)          (547)
Change in unrealized appreciation (depreciation) on investments--net        78,935        (44,440)
                                                                         ---------  -------------
Net realized and unrealized gain (loss) on investments                      49,131        (44,987)
                                                                         ---------  -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $ 661,332       $(29,854)
                                                                         ---------  -------------

(a)For the period March 2, 2006 (commencement of operations) through March 31, 2006.

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

HIGH INCOME OPPORTUNITIES FUND




                                                                         SIX MONTHS ENDED
                                                                          MARCH 31, 2006      YEAR ENDED
                                                                           (UNAUDITED)    SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
 Net investment income                                                     $   612,201       $   747,172
 Net realized gain (loss) on investments                                       (29,804)           75,440
 Net change in unrealized appreciation (depreciation) on investments            78,935            53,214
                                                                         ---------------- ------------------
 Increase in net assets resulting from operations                              661,332           875,826
                                                                         ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
   Institutional Class                                                        (566,958)         (722,198)
  CAPITAL GAINS:
   Institutional Class                                                         (69,731)               --
                                                                         ---------------- ------------------
 Total distributions                                                          (636,689)         (722,198)
                                                                         ---------------- ------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 6)    15,962,053         3,882,443
                                                                         ---------------- ------------------
   Total increase in net assets                                             15,986,696         4,036,071

NET ASSETS
 Beginning of period                                                        13,114,940         9,078,869
                                                                         ---------------- ------------------
 End of period                                                             $29,101,636       $13,114,940
                                                                         ---------------- ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                        $   126,038       $    80,795
                                                                         ---------------- ------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

SECURITIZED ASSET FUND


                                                                         FOR THE PERIOD FROM
                                                                           MARCH 2, 2006*
                                                                               THROUGH
                                                                           MARCH 31, 2006
                                                                             (UNAUDITED)
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
 Net investment income                                                       $    15,133
 Net realized loss on investments                                                   (547)
 Net change in unrealized appreciation (depreciation) on investments             (44,440)
                                                                         -------------------
 Decrease in net assets resulting from operations                                (29,854)
                                                                         -------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
   Institutional Class                                                                --
  CAPITAL GAINS:
   Institutional Class                                                                --
                                                                         -------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 6)      11,292,640
                                                                         -------------------
   Total increase in net assets                                               11,262,786

NET ASSETS
 Beginning of period                                                                  --
                                                                         -------------------
 End of period                                                               $11,262,786
                                                                         -------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                          $    15,133
                                                                         -------------------

*Commencement of operations.

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                                   INCOME FROM INVESTMENT OPERATIONS:             LESS DISTRIBUTIONS:
                                  -------------------------------------  ----------------------------
                      Net asset               Net realized                 Dividends    Distributions
                       value,        Net     and unrealized Total from        from        from net
                      beginning   investment gain (loss) on investment   net investment   realized
                    of the period   income    investments   operations       income     capital gains
-----------------------------------------------------------------------------------------------------
HIGH INCOME OPPORTUNITIES FUND

INSTITUTIONAL CLASS
3/31/2006(f)           $10.50       $0.36        $ 0.00(h)    $ 0.36         $(0.38)       $(0.04)
9/30/2005               10.32        0.78(e)       0.17         0.95          (0.77)           --
9/30/2004(a)            10.00        0.33(e)       0.25         0.58          (0.26)           --

SECURITIZED ASSET FUND

INSTITUTIONAL CLASS
3/31/2006(g)           $10.00       $0.03(e)     $(0.06)      $(0.03)        $   --        $   --




(a)For the period April 13, 2004 (commencement of operations) through September 30, 2004.
(b)Periods less than one year are not annualized.
(c)Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operating of the Fund.
(d)Annualized for periods less than one year.
(e)Per share net investment income has been calculated using the average shares outstanding during the period.
(f)For the six month ended March 31, 2006. (Unaudited)
(g)For the period March 2, 2006 (commencement of operations) through March 31, 2006. (Unaudited)
(h)Amount rounds to less than $0.01 per share.

                See accompanying notes to financial statements.

                                            RATIOS TO AVERAGE NET ASSETS:
--------------                              ------------------------------
              Net asset         Net assets,                       Net     Portfolio
                value,   Total    end of      Net      Gross   investment turnover
    Total       end of   return the period  expenses  expenses   income     rate
distributions the period (%)(b)    (000)     (%)(c)    (%)(c)    (%)(d)      (%)
-----------------------------------------------------------------------------------

   $(0.42)      $10.44     3.5    $29,102      --        --       7.22       28
    (0.77)       10.50     9.5     13,115      --        --       7.40       22
    (0.26)       10.32     5.9      9,079      --        --       7.03       45


       --       $ 9.97    (0.3)   $11,263      --        --       3.56        5

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED MARCH 31, 2006 (UNAUDITED)


1. ORGANIZATION. Loomis Sayles Funds I (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as an open-end investment management company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series (each such series is a "Fund"). The following Funds are included in this report:

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND (THE "HIGH INCOME OPPORTUNITIES FUND")
LOOMIS SAYLES SECURITIZED ASSET FUND (THE "SECURITIZED ASSET FUND")

Each Fund offers Institutional Class Shares. The Funds' shares are offered exclusively to investors in "wrap fee" programs approved by IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), and/or Loomis Sayles & Company, L.P. ("Loomis Sayles") and to institutional advisory clients of IXIS Advisors or Loomis Sayles that, in each case, meet the Funds' policies as established by Loomis Sayles. The financial statements of the other Funds of the Trust are presented in separate reports.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in preparation of its financial statements. Each Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of less than sixty days) are generally valued at market price, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Equity securities, including closed-end investment companies, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the NASDAQ National Market. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by each Fund's investment adviser using consistently applied procedures pursuant to the procedures approved by the Board of Trustees.

The High Income Opportunities Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing its securities, a Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon thereafter as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, at the end of the fiscal period, resulting from changes in exchange rates.

The High Income Opportunities Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. At March 31, 2006, there were no open foreign currency exchange contracts.

The High Income Opportunities Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY CONTRACTS. The High Income Opportunities Fund may use forward foreign currency contracts. Contracts to buy are generally used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At March 31, 2006, there were no open forward currency contracts.

E. FEDERAL AND FOREIGN INCOME TAXES. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provisions for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as premium amortization. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to wash sales, deferred trustees fees, defaulted bond accruals and premium amortization accruals. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2005 was as follows:

                                2005 DISTRIBUTIONS PAID FROM:
-                              -------------------------------
                               ORDINARY   LONG-TERM
                                INCOME  CAPITAL GAINS  TOTAL
-                              -------- ------------- --------
High Income Opportunities Fund $722,198      $--      $722,198
Securitized Asset Fund               --       --            --

FOR THE SIX MONTHS ENDED MARCH 31, 2006 (UNAUDITED)


G. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party agreements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

H. DELAYED DELIVERY COMMITMENTS. Each Fund may purchase or sell securities on a when issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.

I. SECURITIES LENDING. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2006, were as follows:

                               MARKET VALUE  VALUE OF
FUND                             ON LOAN    COLLATERAL
----                           ------------ ----------
High Income Opportunities Fund  $4,044,214  $4,119,905
Securitized Asset Fund                  --          --

J. INDEMNIFICATIONS. Under the Funds' organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds' enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience the Funds expect the risk of loss to be remote.

3. PURCHASES AND SALES OF SECURITIES. For the six months ended March 31, 2006, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency Securities) were as follows:

                               U.S. GOVERNMENT/AGENCIES    OTHER SECURITIES
                               ------------------------ ----------------------
FUND                            PURCHASE      SALES      PURCHASE     SALES
----                            ----------  ----------  ----------- ----------
High Income Opportunities Fund $4,057,480   $1,341,056  $14,571,052 $3,234,352
Securitized Asset Fund          9,011,621      410,534    1,481,358         --

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES. Loomis Sayles has agreed to pay, without reimbursement from the Funds or the Trust, the following expenses of the Funds: compensation to trustees of the Trust who are not "interested persons" (as defined in the 1940
Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Funds for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of independent registered public accounting firm retained by the Funds; charges and expenses of any transfer agents and registrars appointed by the Funds; any cost of certificates representing shares of the Funds; legal fees and expenses in connection with the day-to-day affairs of the Funds, including registering and qualifying its shares with Federal and State regulatory authorities; expenses of meetings of shareholders and trustees of the Trust; the costs of services, including services of counsel, required in connection with the preparation of the Funds' registration statements and prospectuses, including amendments and revisions thereto, annual, semi-annual and other periodic reports of the Funds, and notices and proxy solicitation material furnished to shareholders of the Funds or regulatory authorities, and any costs of printing or mailing these items; and the Funds' expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

Loomis Sayles serves as investment adviser to each Fund. Under the terms of each management agreement, Loomis Sayles does not charge the Funds an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Funds do not compensate Loomis Sayles directly for services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of "wrap programs," who in turn charge the programs participants.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by IXIS Asset Management US Group, L.P. ("IXIS US Group") (formerly IXIS Asset Management North America, L.P.), which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly by three large affiliated French financial services entities: the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC (as defined below) and by French regional savings banks known as the Caisses d'Epargne; the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; and CNP Assurance, a large French life insurance company.

B. ADMINISTRATIVE FEES. IXIS Advisors, a wholly owned subsidiary of IXIS US Group, provides certain administrative services to the Funds and subcontracted with State Street Bank, to serve as sub-administrator. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, fees to IXIS Advisors for services to the Funds under each agreement.

C. SERVICE AND DISTRIBUTION FEES. The Trust has entered into a distribution agreement with IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), a wholly owned subsidiary of IXIS US Group. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of the Funds. The Distributor currently is not paid a fee for serving as Distributor for the Funds. Loomis Sayles has agreed to reimburse the Distributor to the extent the Distributor incurs expenses in connection with any redemption of Fund shares.

D. TRUSTEES FEES AND EXPENSES. The Funds do not pay any compensation directly to its officers or Trustees who are directors, officers or employees of IXIS Advisors, IXIS Distributors, IXIS US Group, Loomis Sayles or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each committee member receives $4,000 or $5,000 for each Contract and Governance or Audit Committee meeting, respectively, that he or she attends in person and $2,000 or $2,500 for each Contract and Governance or Audit Committee meeting, respectively, that he or she attends telephonically. These fees are allocated among the funds in the Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings. Loomis Sayles has agreed to reimburse the Trustees for the Funds' pro rata portion of its Trustees Fees.

Prior to November 18, 2005, the Trusts had co-chairmen of the Board. Prior to October 1, 2005, each independent Trustee received, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees that he or she attended. The co-chairmen of the Board each received an additional annual retainer of $25,000. Each committee chairman received an additional retainer fee at the annual rate of $7,000. Each committee member received $3,750 for each committee meeting that he or she attended. In addition, during the period October 1, 2005 to November 18, 2005, each co-chairman received an additional one-time payment of $25,000 as compensation for their services as chairman.

Prior to January 1, 2006, each committee member was compensated $4,000 for each Audit Committee meeting that he or she attended in person and $2,000 for each such meeting he or she attended telephonically.

5. LINE OF CREDIT. The Funds, together with certain other Funds of the Loomis Sayles Funds Trusts and IXIS Advisor Funds Trusts, participates in a $75 million committed line of credit provided by State Street Bank. Advances under the line are taken primarily for temporary or emergency purposes. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, each Fund is charged its pro rata portion of a facility fee equal to 0.09% per annum on the unused portion of the line of credit. For the six months ended March 31, 2006, the Funds had no borrowing under this agreement. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, such fees to State Street Bank.

FOR THE SIX MONTHS ENDED MARCH 31, 2006 (UNAUDITED)


6. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest without par value. Transactions in capital shares were as follows:

                                            HIGH INCOME OPPORTUNITIES FUND

                                     Six Months Ended March 31, 2006 Year Ended September 30, 2005
                                     ------------------------------- -----------------------------

                                       Shares           Amount        Shares         Amount
                                     ----------      -----------     -------       ----------
Issued from the sale of shares        1,784,008      $18,498,095     332,020       $3,491,555
Issued in connection with the
  reinvestment of distributions          47,688          491,488      66,024          693,068
Redeemed                               (292,616)      (3,027,530)    (28,419)        (302,180)
                                     ----------      --------------  ------------  --------------
Net Change                            1,539,080      $15,962,053     369,625       $3,882,443
                                     ----------      --------------  ------------  --------------


                                               SECURITIZED ASSET FUND

                                              Period Ended March 31, 2006 (a)
                                              -------------------------------

                                                Shares           Amount
                                              ----------      -----------
         Issued from the sale of shares        1,130,100      $11,300,668
         Issued in connection with the
           reinvestment of distributions              --               --
         Redeemed                                   (803)          (8,028)
                                              ----------      --------------
         Net Change                            1,129,297      $11,292,640
                                              ----------      --------------

(a) From March 2, 2006, commencement of operations.

Item 2. Code of Ethics.

Not applicable

Item 3. Audit Committee Financial Expert.

Not applicable

Item 4. Principal Accountant Fees and Services.

Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees.

Item 11. Controls and Procedures.

The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

   (a) (1) Not applicable

   (a) (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), as herewith as exhibit (a)(2)(1) and a(2)(2), respectively

   (a) (3) Not applicable.

   (b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of2002 are filed herewith as Exhibit (b).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Loomis Sayles Funds I

                                           By:    /s/ Robert J. Blanding
                                                  -----------------------------
                                           Name:  Robert J. Blanding
                                           Title: President and Chief Executive
                                                  Officer

                                           Date:  May 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

                                           By:    /s/ Robert J. Blanding
                                                  -----------------------------
                                           Name:  Robert J. Blanding
                                           Title: President and Chief Executive
                                                  Officer

                                           Date:  May 24, 2006


                                           By:    /s/ Michael C. Kardok
                                                  -----------------------------
                                           Name:  Michael C. Kardok
                                           Title: Treasurer

                                           Date:  May 24, 2006